UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

LIBERTY TRIPADVISOR HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

LIBERTY TRIPADVISOR HOLDINGS, INC.
12300 Liberty Blvd.
Englewood, Colorado 80112
Dear Stockholders:
I am writing to you about a significant opportunity for stockholders of Liberty TripAdvisor Holdings, Inc., a Delaware corporation (“Liberty TripAdvisor”), pursuant to which Tripadvisor, Inc., a Delaware corporation (“Tripadvisor”), would own and hold, directly or indirectly, all of the assets and liabilities of Liberty TripAdvisor, and certain shares of Liberty TripAdvisor common stock (as defined below) would be converted into the right to receive cash, and certain shares of Liberty TripAdvisor preferred stock (as defined below) would be converted into the right to receive cash and shares of Tripadvisor common stock (as defined below), and to invite you to attend a virtual special meeting of holders of shares of Liberty TripAdvisor common stock (as defined below) to consider and approve this opportunity.
On December 18, 2024, Liberty TripAdvisor entered into an Agreement and Plan of Merger (the “merger agreement”) with Tripadvisor and Telluride Merger Sub Corp., a Delaware corporation and an indirect wholly owned subsidiary of Tripadvisor (“Merger Sub”), whereby subject to the terms and conditions thereof, (i) Merger Sub will merge with and into Liberty TripAdvisor (the “merger”), with Liberty TripAdvisor surviving the merger as the surviving corporation (the “surviving corporation”) and an indirect wholly owned subsidiary of Tripadvisor; and (ii) the merger will be immediately followed by a merger of Liberty TripAdvisor, as the surviving corporation in the merger, with and into TellurideSub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Tripadvisor (“ParentSub LLC”) (such merger, the “ParentSub LLC merger”, and together with the merger, the “combination”), with ParentSub LLC surviving the ParentSub LLC merger as the surviving company and a wholly owned subsidiary of Tripadvisor.
At the effective time of the merger (the “effective time”):
•
each share of Liberty TripAdvisor’s (i) Series A common stock, par value $0.01 per share (the “Liberty TripAdvisor Series A common stock”), and (ii) Series B common stock, par value $0.01 per share (the “Liberty TripAdvisor Series B common stock”, and together with the Liberty TripAdvisor Series A common stock, the “Liberty TripAdvisor common stock”), in each case, issued and outstanding immediately prior to the effective time (other than the excluded shares (as defined below)) would be converted into the right to receive $0.2567 in cash (without interest thereon) (such consideration, the “common share merger consideration”); and

•
all shares of Liberty TripAdvisor’s 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Liberty TripAdvisor preferred stock”), issued and outstanding immediately prior to the effective time (other than the excluded treasury shares (as defined below)) would be converted into the right to receive in the aggregate (i) $42,471,000 in cash, without interest thereon (such consideration, the “preferred share cash merger consideration”), and (ii) 3,037,959 validly issued, fully paid and nonassessable shares of Tripadvisor’s common stock, par value $0.001 per share (“Tripadvisor common stock”) (such consideration, the “preferred share equity merger consideration”, and together with the preferred share cash merger consideration, the “preferred share merger consideration”).

The common share merger consideration and the preferred share merger consideration are collectively referred to as the “merger consideration.”

The merger consideration will not be deliverable with respect to (i) shares of Liberty TripAdvisor common stock and Liberty TripAdvisor preferred stock (collectively, the “Liberty TripAdvisor capital stock”) held by Liberty TripAdvisor as treasury stock immediately prior to the effective time or owned by Tripadvisor or Merger Sub immediately prior to the effective time (the “excluded treasury shares”) or (ii) shares of Liberty TripAdvisor common stock outstanding immediately prior to the effective time and that are held by any stockholder who has not voted in favor of the merger and properly demands appraisal of such shares in accordance with, and who complies in all respects with, Section 262 of the General Corporation Law of the State of Delaware (collectively with the excluded treasury shares, the “excluded shares”).
If the combination is completed, Tripadvisor would own and hold, directly or indirectly, all of the assets and liabilities of Liberty TripAdvisor, and ParentSub LLC would ultimately survive the combination as a wholly owned subsidiary of Tripadvisor.
At the special meeting (as defined below), to be held virtually at [      ], Mountain time, on [      ], 2025, holders of shares of Liberty TripAdvisor common stock will be asked to vote on (i) a proposal to approve the adoption of the merger agreement (the “merger proposal”), (ii) a proposal to approve the adoption of an amendment to the Restated Certificate of Incorporation of Liberty TripAdvisor, dated August 27, 2014 (as amended from time to time, the “Liberty TripAdvisor certificate of incorporation”), which amends certain provisions of the Certificate of Designations of Liberty TripAdvisor preferred stock, dated March 15, 2020, as amended (the “certificate of designations”) (the “charter amendment proposal”), (iii) a proposal to approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to Liberty TripAdvisor’s named executive officers that is based on or related to the merger agreement and the transactions contemplated thereby (the “compensation proposal”) and (iv) a proposal to approve the adjournment of the special meeting from time to time to solicit additional proxies in favor of the merger proposal or the charter amendment proposal, as applicable, if there are insufficient votes at the time of such adjournment to approve the merger proposal or the charter amendment proposal, as applicable, or if otherwise determined by the chairperson of the meeting to be necessary or appropriate (the “adjournment proposal”). Approval of (a) the merger proposal requires the affirmative vote of holders of a majority of the aggregate voting power of the outstanding shares of Liberty TripAdvisor common stock entitled to vote thereon, voting together as a single class, (b) the charter amendment proposal requires (1) the affirmative vote of holders of a majority of the aggregate voting power of the outstanding shares of Liberty TripAdvisor common stock entitled to vote thereon, voting together as a single class, and (2) the written consent or affirmative vote of a majority of the holders of the outstanding shares of Liberty TripAdvisor preferred stock entitled to vote thereon, given in writing or by vote at the special meeting, consenting or voting (as the case may be), separately as a class, and (c) the compensation proposal and the adjournment proposal require the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Liberty TripAdvisor common stock present in person or represented by proxy at the special meeting and entitled to vote on such proposal at the special meeting, voting together as a single class. Prior to the date of hereof, pursuant to the terms of the Certares voting agreement (as defined below), Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of 5:00 p.m., New York City time, on [           ], 2025 (the “consent record date”), delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting.
The board of directors of Liberty TripAdvisor (the “Liberty TripAdvisor Board”) unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility (as defined in “Summary Term Sheet—Treatment of Exchangeable Senior Debentures” of the accompanying proxy statement), were fair to, and in the best interests of, Liberty TripAdvisor and Liberty TripAdvisor stockholders (including the disinterested stockholders (as defined below)), and declared advisable, authorized, approved and adopted the merger agreement and the transactions contemplated by the merger agreement, including the merger and the Tripadvisor loan facility, (ii) approved the execution and delivery of the merger agreement by Liberty TripAdvisor, the performance by Liberty TripAdvisor of its covenants and agreements contained therein, and the consummation of the merger, the Tripadvisor loan facility and the other transactions contemplated thereby, upon the terms and conditions set forth therein, (iii) declared advisable, fair to, and in the best interests of, Liberty TripAdvisor and the Liberty TripAdvisor stockholders (including the disinterested stockholders) each of the documents, instruments, exhibits, annexes, schedules, agreements and other ancillary documents referred to in the merger agreement (together with the merger agreement, collectively, the “transaction documents”), and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, and Liberty TripAdvisor’s consummation and performance of the transactions contemplated by the transaction documents, (iv) approved the transaction documents and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, (v) approved and declared advisable the charter amendment, (vi) directed that each of the merger agreement, the charter amendment and the compensation proposal be submitted to the Liberty TripAdvisor stockholders entitled to vote thereon at the special meeting for the approval of the adoption thereof and (vii) resolved to recommend that the Liberty TripAdvisor stockholders entitled to vote on the merger proposal, the charter amendment proposal and the compensation proposal, as applicable, approve the merger proposal, the charter amendment proposal and the compensation proposal. In addition, the Liberty TripAdvisor Board, on behalf of Liberty TripAdvisor, believes that the merger is fair to Liberty TripAdvisor’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The Liberty TripAdvisor Board recommends that you vote: “FOR” each of the merger proposal, the charter amendment proposal, the compensation proposal and the adjournment proposal. Completion of the merger is conditioned on the requisite holders of shares of Liberty TripAdvisor common stock approving the merger proposal and the charter amendment proposal, and the holders of shares of Liberty TripAdvisor preferred stock approving or consenting to the charter amendment proposal. Prior to the date hereof, pursuant to the terms of the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of the consent record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting. The completion of the merger is not conditioned on the approval of the compensation proposal or the adjournment proposal.
Each stockholder of Liberty TripAdvisor is entitled to one (1) vote for each share of Liberty TripAdvisor Series A common stock and ten (10) votes for each share of Liberty TripAdvisor Series B common stock, in each case, held at 5:00 p.m., New York City time, on [           ], 2025.
The “disinterested stockholders” means the holders of the outstanding shares of Liberty TripAdvisor capital stock, other than any outstanding shares beneficially owned, directly or indirectly, by (i) Tripadvisor and its subsidiaries, (ii) Gregory B. Maffei and his affiliates, (iii) the members of the board of directors of Tripadvisor and officers of Tripadvisor (within the meaning of Rule 16a-1(f) of the Exchange Act), (iv) the members of the Liberty TripAdvisor Board and officers of Liberty TripAdvisor (within the meaning of Rule 16a-1(f) of the Exchange Act) or (v) the immediate family members (as defined in Item 404 of Regulation S-K) of any of the foregoing.
Your vote is very important, regardless of the number of shares of Liberty TripAdvisor common stock you own. A failure to vote your shares of Liberty TripAdvisor common stock, or to provide instructions to your broker, bank or nominee as to how to vote your shares, is the equivalent of a vote against the merger proposal and the charter amendment proposal, respectively.
The accompanying proxy statement provides detailed information about the special meeting, the merger agreement, the merger, the charter amendment and the other proposals to be considered at the special meeting. A copy of the merger agreement is attached as Annex A to the proxy statement. A copy of the certificate of amendment, setting forth the full text of the charter amendment, is attached as Annex B to the proxy statement. The accompanying proxy statement also describes the actions and determinations of the Liberty TripAdvisor Board in connection with their evaluation of, among other things, the merger agreement and the merger. Please read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety, as they contain important information.
In connection with the merger agreement, on December 18, 2024, (i) Certares LTRIP LLC, a Delaware limited liability company (“Certares”), entered into (a) a voting agreement with Tripadvisor and Liberty TripAdvisor (the “Certares voting agreement”), pursuant to which, among other things, Certares has agreed, subject to the terms of the Certares voting agreement, to vote or cause to be voted (including by written consent in lieu of a meeting) its shares of Liberty TripAdvisor preferred stock or provide its written consent, in favor of, among other things, the charter amendment proposal, and (b) a letter agreement with Liberty TripAdvisor and Tripadvisor (the “Certares side letter”), pursuant to which, among other things, Certares has agreed, subject to the terms of the Certares side letter, to waive the mandatory redemption date under the certificate of designations and certain other rights or requirements under the certificate of designations, the Registration Rights Agreement, dated as of March 26, 2020, between Liberty TripAdvisor and Certares, as amended, and the Investment Agreement, dated as of March 15, 2020, among Liberty TripAdvisor, Mr. Maffei and the investors party thereto, as amended or assigned, with respect to the merger agreement and the transactions contemplated thereby, including the merger, and (ii) Mr. Maffei entered into a voting agreement with Tripadvisor and Liberty TripAdvisor (the “Maffei voting agreement”, and together with the Certares voting agreement, the “voting agreements”), pursuant to which, among other things, Mr. Maffei has agreed, subject to the terms of the Maffei voting agreement, to vote or cause to be voted his shares of Liberty TripAdvisor common stock, in favor of, among other things, the adoption of the merger proposal and approval of the transactions contemplated thereby, including the merger proposal and the charter amendment proposal. Copies of the voting agreements are attached as Annex E and Annex F and a copy of the Certares side letter is attached as Annex G to the accompanying proxy statement.
This notice is being provided to holders of shares of Liberty TripAdvisor preferred stock pursuant to Section 251 of the General Corporation Law of the State of Delaware (“DGCL”). The holders of shares of Liberty TripAdvisor preferred stock are not being asked to vote, and are not entitled to any voting powers, on the proposals to be presented at the special meeting because such votes are not required by Liberty TripAdvisor’s certificate of incorporation or bylaws, the certificate of designations or the laws of the State of Delaware other than in respect of the charter amendment proposal, which, prior to the date hereof and pursuant to the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting. This notice also constitutes notice to the holders of Liberty TripAdvisor common stock as of the consent record date pursuant to Section 228(e) of the DGCL of the action by written consent taken by Certares described in the immediately preceding sentence.
Thank you for your support.
Sincerely,
[                 ]
Gregory B. Maffei
Chairman of the Board, President and Chief Executive Officer
Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated [           ], 2025 and, together with the enclosed form of proxy card, is first being sent to stockholders on or about [           ], 2025.

LIBERTY TRIPADVISOR HOLDINGS, INC.
12300 Liberty Blvd.
Englewood, Colorado 80112
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [                 ], 2025
NOTICE IS HEREBY GIVEN that a special meeting of holders of shares of Liberty TripAdvisor Series A common stock, par value $0.01 per share (“Liberty TripAdvisor Series A common stock”), and Liberty TripAdvisor Series B common stock, par value $0.01 per share (“Liberty TripAdvisor Series B common stock”, and together with the Liberty TripAdvisor Series A common stock, the “Liberty TripAdvisor common stock”), of Liberty TripAdvisor Holdings, Inc., a Delaware corporation (“Liberty TripAdvisor”), is to be held at [      ], Mountain time, on [                 ], 2025 (the “special meeting”). The special meeting will be held via the Internet and will be a completely virtual meeting of stockholders to consider and vote on the following proposals:
1.
a proposal to approve the adoption of the Agreement and Plan of Merger, dated December 18, 2024 (as may be amended from time to time, the “merger agreement”), by and among Tripadvisor, Inc., a Delaware corporation (“Tripadvisor”), Liberty TripAdvisor, and Telluride Merger Sub Corp., a Delaware corporation and an indirect wholly owned subsidiary of Tripadvisor (“Merger Sub”), pursuant to which Merger Sub will merge with and into Liberty TripAdvisor (the “merger”), with Liberty TripAdvisor surviving the merger as the surviving corporation and becoming an indirect wholly owned subsidiary of Tripadvisor (the “merger proposal”);

2.
a proposal to approve the adoption of an amendment to the Restated Certificate of Incorporation of Liberty TripAdvisor, dated August 27, 2014 (the “Liberty TripAdvisor certificate of incorporation”), which amends certain provisions of the Certificate of Designations of Liberty TripAdvisor 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Liberty TripAdvisor preferred stock”, and together with the Liberty TripAdvisor common stock, the “Liberty TripAdvisor capital stock”), dated March 15, 2020, as amended (the “certificate of designations”) to provide that in connection with the merger, all shares of Liberty TripAdvisor preferred stock issued and outstanding immediately prior to the effective time (other than the excluded treasury shares (as defined in “Summary Term Sheet—Certain Effects of the Merger” of the accompanying proxy statement)) will be converted into the right to receive in the aggregate (i) $42,471,000 in cash, without interest thereon, and (ii) 3,037,959 validly issued, fully paid and nonassessable shares of Tripadvisor’s common stock, par value $0.001 per share (the “charter amendment proposal”);

3.
a proposal to approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to Liberty TripAdvisor’s named executive officers that is based on or related to the merger agreement and the transactions contemplated thereby (the “compensation proposal”); and

4.
a proposal to approve the adjournment of the special meeting from time to time to solicit additional proxies in favor of the merger proposal or the charter amendment proposal, as applicable, if there are insufficient votes at the time of such adjournment to approve the merger proposal or the charter amendment proposal, as applicable, or if otherwise determined by the chairperson of the meeting to be necessary or appropriate (the “adjournment proposal”).

Prior to the date hereof, pursuant to the terms of a voting agreement by Certares LTRIP LLC, a Delaware limited liability company (“Certares”), with Liberty TripAdvisor and Tripadvisor (the “Certares voting agreement”), Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of 5:00 p.m., New York City time, on [      ], 2025 (the “consent record date”), delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting. If the merger proposal and charter amendment proposal are approved, then subject to the satisfaction or waiver (as applicable) of certain other conditions, Tripadvisor will acquire Liberty TripAdvisor pursuant to the merger.
Liberty TripAdvisor will transact no other business at the special meeting, except such business as may properly be brought before the special meeting or any adjournments or postponements thereof by or at the direction of the board of directors of Liberty TripAdvisor (the “Liberty TripAdvisor Board”) in accordance with Liberty TripAdvisor’s amended and restated bylaws. The accompanying proxy statement describes the proposals listed above in more detail. Please refer to the proxy statement, including the merger agreement and all other annexes and any documents incorporated by reference, for further information with respect to the business to be transacted at the special meeting. You are encouraged to read the entire document carefully before voting. In particular, please see the section entitled “Merger Agreement” of the accompanying proxy statement for a description of the transactions contemplated by the merger agreement.
Completion of the merger is conditioned on the requisite holders of shares of Liberty TripAdvisor common stock approving the merger proposal and the charter amendment proposal, and the holders of shares of Liberty TripAdvisor preferred stock approving or consenting to the charter amendment proposal. Prior to the date hereof, pursuant to the terms of the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting. The completion of the merger is not conditioned on the approval of the compensation proposal or adjournment proposal.
Approval of (i) the merger proposal requires the affirmative vote of holders of a majority of the aggregate voting power of the outstanding shares of Liberty TripAdvisor common stock entitled to vote thereon, voting together as a single class, and (ii) the charter amendment proposal requires (a) the affirmative vote of holders of a majority of the aggregate voting power of the outstanding shares of Liberty TripAdvisor common stock entitled to vote thereon, voting together as a single class, and (b) the written consent or affirmative vote of a majority of the holders of the outstanding shares of Liberty TripAdvisor preferred stock entitled to vote thereon, given in writing or by vote at the special meeting, consenting or voting (as the case may be), separately as a class (the approvals contemplated by clauses (i) and (ii), collectively, the “requisite approvals”). Approval of the compensation proposal and the adjournment proposal require the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Liberty TripAdvisor common stock present in person or represented by proxy at the special meeting and entitled to vote on such proposal at the special meeting, voting together as a single class.
The special meeting will be held by means of a live interactive webcast on the internet at [      ]. The special meeting will begin promptly at [      ] Mountain time. Online check-in will begin at [      ] Mountain time, and you should allow ample time for the check-in procedures. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares).
Only holders of shares of Liberty TripAdvisor capital stock as of 5:00 p.m., New York City time, on [        ], 2025 (the “record date”) are entitled to notice of, and only holders of shares of Liberty TripAdvisor common stock as of 5:00 p.m., New York City time on the record date are entitled to vote at, the special meeting or any adjournment or postponement thereof. A list of stockholders of record entitled to vote at the special meeting will be available at Liberty TripAdvisor’s principal place of business located at 12300 Liberty Blvd., Englewood, Colorado 80112 during ordinary business hours for a period of no less than 10 days before the special meeting and on the virtual meeting website during the special meeting, which can be accessed by visiting www.virtualshareholdermeeting.com/[   ]. If you have any questions with respect

to accessing this list, please contact Liberty TripAdvisor Investor Relations at (844) 826-8736. For additional information regarding the special meeting, please see the section entitled “The Special Meeting” of the accompanying proxy statement.
The Liberty TripAdvisor Board unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility (as defined in “Summary Term Sheet—Treatment of Exchangeable Senior Debentures” of the accompanying proxy statement), were fair to, and in the best interests of Liberty TripAdvisor and Liberty TripAdvisor stockholders (including the disinterested stockholders (as defined below)), and declared advisable, authorized, approved and adopted the merger agreement and the transactions contemplated by the merger agreement, including the merger and the Tripadvisor loan facility, (ii) approved the execution and delivery of the merger agreement by Liberty TripAdvisor, the performance by Liberty TripAdvisor of its covenants and agreements contained therein, and the consummation of the merger, the Tripadvisor loan facility and the other transactions contemplated thereby, upon the terms and conditions set forth therein, (iii) declared advisable, fair to, and in the best interests of, Liberty TripAdvisor and the Liberty TripAdvisor stockholders (including the disinterested stockholders) each of the documents, instruments, exhibits, annexes, schedules, agreements and other ancillary documents referred to in the merger agreement (together with the merger agreement, collectively, the “transaction documents”), and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, and Liberty TripAdvisor’s consummation and performance of the transactions contemplated by the transaction documents, (iv) approved the transaction documents and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, (v) approved and declared advisable the charter amendment, (vi) directed that each of the merger agreement, the charter amendment and the compensation proposal be submitted to the Liberty TripAdvisor stockholders entitled to vote thereon at the special meeting for the approval of the adoption thereof and (vii) resolved to recommend that the Liberty TripAdvisor stockholders entitled to vote on the merger proposal, the charter amendment proposal and the compensation proposal, as applicable, approve the merger proposal, the charter amendment proposal and the compensation proposal. In addition, the Liberty TripAdvisor Board, on behalf of Liberty TripAdvisor, believes that the merger is fair to Liberty TripAdvisor’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The Liberty TripAdvisor Board recommends that you vote: “FOR” each of the merger proposal, the charter amendment proposal, the compensation proposal and the adjournment proposal.
Each stockholder of Liberty TripAdvisor is entitled to one (1) vote for each share of Liberty TripAdvisor Series A common stock and ten (10) votes for each share of Liberty TripAdvisor Series B common stock, in each case, held on the record date.
The “disinterested stockholders” means the holders of the outstanding shares of Liberty TripAdvisor capital stock, other than any outstanding shares beneficially owned, directly or indirectly, by (i) Tripadvisor and its subsidiaries, (ii) Gregory B. Maffei and his affiliates, (iii) the members of the board of directors of Tripadvisor and officers of Tripadvisor (within the meaning of Rule 16a-1(f) of the Exchange Act), (iv) the members of the Liberty TripAdvisor Board and officers of Liberty TripAdvisor (within the meaning of Rule 16a-1(f) of the Exchange Act) or (v) the immediate family members (as defined in Item 404 of Regulation S-K) of any of the foregoing.
You may cast your vote electronically at the special meeting via the Internet or by proxy prior to the meeting via the Internet, by telephone, or by mail. If you send the proxy by mail, there may be unexpected delays in mail processing times. You should allow a sufficient number of days to ensure delivery.
Your vote is very important, regardless of the number of shares of Liberty TripAdvisor common stock you own. A failure to vote your shares of Liberty TripAdvisor common stock, or to provide instructions to your broker, bank or nominee as to how to vote your shares, is the equivalent of a vote against the merger proposal and the charter amendment proposal.
Pursuant to Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”), holders of record of, and beneficial owners of, shares of Liberty TripAdvisor common stock who do not vote in favor of the proposal to adopt the merger agreement and who properly demand appraisal of such shares of Liberty TripAdvisor common stock in accordance with, and otherwise strictly comply in all respects with, the procedures and requirements under Section 262 of the DGCL will have the right to demand an appraisal of, and to be paid the “fair value” of, their shares of Liberty TripAdvisor common stock as determined by the Delaware Court of Chancery (exclusive of any element of value arising from the accomplishment or expectation of the merger and together with any applicable interest (as described in the accompanying proxy statement) to be paid on the amount determined to be “fair value”) in lieu of receiving $0.2567 per share in cash if the merger is completed, as determined in accordance with Section 262 of the DGCL. To do so, a holder of record of, or beneficial owner of, Liberty TripAdvisor common stock must properly demand appraisal before the vote is taken on the merger agreement and strictly comply with all other requirements of the DGCL, including Section 262 of the DGCL, which are summarized in the accompanying proxy statement. Section 262 of the DGCL may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262) and is incorporated in this notice by reference.
Even if you plan to attend the special meeting, please sign, date and return, as promptly as possible, the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card). If you attend the special meeting and vote at the special meeting, your vote will revoke any proxy that you have previously submitted. If you fail to return your proxy or to attend the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote against the merger proposal and the charter amendment proposal, as applicable.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the special meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. As a result, if you do not provide your bank, broker or other nominee with any voting instructions, your shares will not be counted for purposes of a quorum and will not be voted at the special meeting, which will have the same effect as a vote against the merger proposal and the charter amendment proposal, as applicable. If you give voting instructions to your bank, broker or other nominee with respect to one of the proposals, but give no instruction as to the other proposal, then those shares will be deemed present at the special meeting for purposes of establishing a quorum at the special meeting, will be voted as instructed with respect to the proposal as to which instructions were given, and will not be voted with respect to any other proposal.
This notice is being provided to holders of shares of Liberty TripAdvisor preferred stock pursuant to Section 251 of the DGCL. The holders of shares of Liberty TripAdvisor preferred stock are not being asked to vote, and are not entitled to any voting powers, on the proposals to be presented at the special meeting because such votes are not required by Liberty TripAdvisor’s certificate of incorporation or bylaws, the certificate of designations or the laws of the State of Delaware other than in respect of the charter amendment proposal, which, prior to the date hereof and pursuant to the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of the consent record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting. This notice also constitutes notice to the holders of Liberty TripAdvisor common stock as of the consent record date pursuant to Section 228(e) of the DGCL of the action by written consent taken by Certares described in the immediately preceding sentence.
By Order of the Board of Directors,
[                 ]
Katherine C. Jewell
Vice President and Assistant Secretary
Englewood, Colorado
Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated [           ], 2025 and, together with the enclosed form of proxy card, is first being sent to stockholders on or about [           ], 2025.

Page
SUMMARY TERM SHEET	1
Introduction	1
The Parties to the Merger	1
The Special Meeting	2
Votes Required for the Proposals	3
Intent of Liberty TripAdvisor’s Directors and Executive Officers and Certain Stockholders to Vote in Favor of the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal	3
When the Merger Becomes Effective	4
Reasons for the Merger; Recommendations of the Board of Directors; Fairness of the Merger	4
Opinion of Citigroup Global Markets Inc.	8
Opinion of Centerview Partners LLC	8
Certain Effects of the Merger	9
Certain Effects on Liberty TripAdvisor if the Merger is Not Completed	9
Treatment of Liberty TripAdvisor Incentive Awards	10
Interests of Liberty TripAdvisor’s Directors and Executive Officers in the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal	10
Maffei Voting Agreement	11
Certares Voting Agreement	12
Certares Side Letter	12
Liberty Media Letter Agreement	12
Directors and Officers of Tripadvisor and the Surviving Corporation	12
U.S. Federal Income Tax Considerations of the Merger	13
Anticipated Accounting Treatment of the Merger	13
Liberty TripAdvisor No Solicitation; Liberty TripAdvisor Change in Recommendation	13
Financing of the Merger	14
Treatment of Exchangeable Senior Debentures	14
Conditions to the Closing of the Merger	14
Termination of the Merger Agreement	15
Termination Fee	16
Appraisal Rights	16
QUESTIONS & ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER	19
SPECIAL FACTORS	30
Background of the Merger	30
Reasons for the Merger; Recommendation of the Liberty TripAdvisor Board; Fairness of the Merger	44
Opinion of Citigroup Global Markets Inc.	48
Opinion of Centerview Partners LLC	54
Position of Tripadvisor, ParentSub LLC and Merger Sub as to the Fairness of the Merger	64
Purposes and Reasons of Tripadvisor, ParentSub LLC and Merger Sub for the Merger	68
Plans for Liberty TripAdvisor after the Merger	68
Certain Effects of the Merger	69

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Certain Effects on Liberty TripAdvisor if the Merger is Not Completed	69
Interests of Liberty TripAdvisor’s Directors and Executive Officers in the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal	70
Quantification of Potential Payments and Benefits to Liberty TripAdvisor’s Named Executive Officers in Connection with the Merger	71
Intent of Liberty TripAdvisor’s Directors and Executive Officers to Vote in Favor of the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal	72
Intent of Certain Stockholders to Vote in Favor of the Merger Proposal and the Charter Amendment Proposal	72
Closing and Effective Time of the Merger	73
Directors and Officers of Tripadvisor and the Surviving Corporation	73
U.S. Federal Income Tax Considerations of the Merger	73
Anticipated Accounting Treatment of the Merger	75
Financing of the Merger	76
Tripadvisor Loan Facility	76
Fees and Expenses	76
Delisting and Deregistration of Liberty TripAdvisor Common Stock	77
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION	78
THE PARTIES TO THE MERGER	80
Liberty TripAdvisor	80
Tripadvisor	80
ParentSub LLC	80
Merger Sub	80
THE SPECIAL MEETING	81
Date, Time and Place	81
Purpose of the Special Meeting	81
Recommendation of the Liberty TripAdvisor Board of Directors	81
Liberty TripAdvisor Record Date; Stock Entitled to Vote	82
Voting by Liberty TripAdvisor’s Directors and Officers	82
Voting by Certain Stockholders of Liberty TripAdvisor	83
Quorum	83
Votes Required	84
Voting of Proxies by Holders of Record via the Internet, Telephone or Mail	84
Voting by Holders of Record During the Special Meeting via the Internet	85
General	85
Treatment of Abstentions; Failure to Vote	85
Shares Held in Street Name	86
Revocability of Proxies	86
Solicitation	86
Assistance	87
Asking Questions at the Liberty TripAdvisor Special Meeting	87
Technical Difficulties or Trouble Accessing the Liberty TripAdvisor Virtual Meeting Website	87
Tabulation of Votes	87

SUMMARY TERM SHEET
This summary term sheet discusses the material terms contained in this proxy statement and may not contain all of the information that may be important to you. Accordingly, Liberty TripAdvisor encourages you to carefully read this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement in their entirety.
Introduction
On December 18, 2024, Liberty TripAdvisor Holdings, Inc., a Delaware corporation (“Liberty TripAdvisor”), entered into an Agreement and Plan of Merger (the “merger agreement”) with Tripadvisor, Inc., a Delaware corporation (“Tripadvisor”), and Telluride Merger Sub Corp., a Delaware corporation and an indirect wholly owned subsidiary of Tripadvisor (“Merger Sub”), whereby subject to the terms and conditions thereof, (i) Merger Sub will merge with and into Liberty TripAdvisor (the “merger”), with Liberty TripAdvisor surviving the merger as the surviving corporation (the “surviving corporation”) and an indirect wholly owned subsidiary of Tripadvisor; and (ii) the merger will be immediately followed by a merger of Liberty TripAdvisor, as the surviving corporation in the merger, with and into TellurideSub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Tripadvisor (“ParentSub LLC”) (such merger, the “ParentSub LLC merger”, and together with the merger, the “combination”), with ParentSub LLC surviving the ParentSub LLC merger as the surviving company and a wholly owned subsidiary of Tripadvisor. Pursuant to the merger, Tripadvisor would own and hold, directly or indirectly, all of the assets and liabilities of Liberty TripAdvisor and certain shares of Liberty TripAdvisor’s (i) Series A common stock, par value $0.01 (the “Liberty TripAdvisor Series A common stock”), and (ii) Series B common stock, par value $0.01 (the “Liberty TripAdvisor Series B common stock”, and together with the Liberty TripAdvisor Series A common stock, the “Liberty TripAdvisor common stock”), would be converted into the right to receive cash and certain shares of Liberty TripAdvisor’s 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Liberty TripAdvisor preferred stock”), would be converted into the right to receive cash and shares of Tripadvisor’s common stock, par value $0.001 (the “Tripadvisor common stock”). Liberty TripAdvisor is asking holders of shares of Liberty TripAdvisor common stock to consider and vote on the adoption of the merger agreement, among other proposals. Prior to the date hereof, pursuant to the terms of a voting agreement by Certares LTRIP LLC, a Delaware limited liability company (“Certares”) with Liberty TripAdvisor and Tripadvisor (the “Certares voting agreement”), Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of 5:00 p.m., New York City time, on [           ], 2025 (the “consent record date”), delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Restated Certificate of Incorporation of Liberty TripAdvisor, dated August 27, 2014 (as amended from time to time, the “Liberty TripAdvisor certificate of incorporation”) contemplated by the charter amendment proposal (as defined below), which written consent will become effective immediately upon the commencement of the special meeting (as defined below).
Because the transactions contemplated by the merger agreement constitute a “going private” transaction pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Liberty TripAdvisor, Tripadvisor, Merger Sub and ParentSub LLC have filed with the Securities and Exchange Commission (the “SEC”) a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with respect to such transactions. You may obtain additional information about the transaction statement on Schedule 13E-3 under “Where You Can Find Additional Information.”
The Parties to the Merger
Liberty TripAdvisor
Liberty TripAdvisor consists of its subsidiary Tripadvisor, the world’s largest travel platform. Tripadvisor aggregates reviews and opinions from its community of travelers about accommodations, restaurants, experiences, airlines and cruises throughout the world. As of September 30, 2024, Liberty TripAdvisor held an approximate 21.0% economic interest and 56.8% voting interest in Tripadvisor. Liberty TripAdvisor has several obligations due within twelve months that cause substantial doubt about its ability to continue as a going concern within one year after the date the financial statements as of

September 30, 2024 and for the nine months ended September 30, 2024, which are incorporated by reference into this proxy statement, were issued.
Tripadvisor
Tripadvisor and its wholly owned subsidiaries are referred to as “Tripadvisor group” for the purposes of this paragraph. The Tripadvisor group operates as a family of brands with a vision to be the world’s most trusted source for travel and experiences. The Tripadvisor group operates across three business segments: Brand Tripadvisor, Viator and TheFork. Brand Tripadvisor’s purpose is to provide an online global platform for travelers to discover, generate and share authentic user-generated content in the form of ratings and reviews for destinations, points-of-interest, experiences, accommodations, restaurants and more. Viator is an online marketplace connecting millions of travelers to the world’s largest supply of bookable tours, activities and attractions. TheFork is an online marketplace that enables diners to discover and book online reservations at approximately 55,000 restaurants in 11 countries across the U.K., western and central Europe.
ParentSub LLC
ParentSub LLC’s principal business is to engage in the transactions contemplated by the merger agreement. The sole member of ParentSub LLC is Tripadvisor.
Merger Sub
Merger Sub’s principal business is to engage in the transactions contemplated by the merger agreement. The sole stockholder of Merger Sub is ParentSub LLC, a direct, wholly owned subsidiary of Tripadvisor.
The Special Meeting
Date, Time and Place.   The special meeting will be held virtually at [      ], Mountain time, on [        ], 2025 (the “special meeting”). The special meeting can be accessed at www.virtualshareholdermeeting.com/[   ]. Holders of record of shares of Liberty TripAdvisor common stock may vote their shares during the special meeting by visiting www.virtualshareholdermeeting.com/[   ]. To enter the special meeting, Liberty TripAdvisor stockholders will need the 16-digit control number that is printed in the box marked by the arrow on their proxy cards. Liberty TripAdvisor recommends that its stockholders log in at least fifteen minutes before the applicable special meeting to ensure that they are logged in when the meeting starts. If your shares are held in “street name,” through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares.
Record Date; Shares Entitled to Vote.   If you are a stockholder of record of Liberty TripAdvisor as of 5:00 p.m., New York City time, on [           ], 2025 (the “record date”), you are entitled to receive notice of the special meeting. If you are a holder of record of shares of Liberty TripAdvisor common stock on the record date, you are entitled to vote at the special meeting. The holders of shares of Liberty TripAdvisor preferred stock are not being asked to vote, and are not entitled to any voting powers, on the proposals to be presented at the special meeting because such votes are not required by the Liberty TripAdvisor certificate of incorporation, or the Amended and Restated Bylaws of Liberty TripAdvisor, effective August 11, 2015 (as amended from time to time, the “Liberty TripAdvisor bylaws”), the Certificate of Designations of Liberty TripAdvisor preferred stock, dated March 15, 2020, as amended (the “certificate of designations”), or the laws of the State of Delaware (other than in respect of the charter amendment proposal, which, prior to the date hereof and pursuant to the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of the consent record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting).
Quorum.   In order to conduct the business of the special meeting, a quorum must be present. The presence at the special meeting online, in person via the Internet or by proxy, of the holders of a majority in total voting power of the shares of Liberty TripAdvisor common stock outstanding on the record date and entitled to vote at the special meeting will constitute a quorum for the transaction of business at the special meeting. Abstentions will count for the purpose of determining the presence of a quorum for the transaction of business at the special meeting. Prior to the date hereof, pursuant to the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of the consent record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting, and therefore, holders of shares of Liberty TripAdvisor preferred stock are not being asked to vote, and are not entitled to any voting powers, on such proposal at the special meeting and shares of Liberty TripAdvisor preferred stock will not be counted at the special meeting for purposes of determining whether a quorum is present.
Votes Required for the Proposals
•
Merger proposal:   Approval of the adoption of the merger agreement (the “merger proposal”) requires the affirmative vote of holders of a majority of the aggregate voting power of the outstanding shares of Liberty TripAdvisor common stock entitled to vote thereon, voting together as a single class.

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Charter amendment proposal:   Approval of the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation, which amends certain provisions of the certificate of designations (the “charter amendment proposal”), as further described herein, requires both (i) the affirmative vote of holders of a majority of the aggregate voting power of the outstanding shares of Liberty TripAdvisor common stock entitled to vote thereon, voting together as a single class, and (ii) written consent or affirmative vote of a majority of the holders of the outstanding shares of Liberty TripAdvisor preferred stock entitled to vote thereon, given in writing or by vote at the special meeting, consenting or voting (as the case may be), separately as a class.

•
Compensation proposal:   Approval on an advisory (nonbinding) basis, of the compensation that may be paid or become payable to Liberty TripAdvisor’s named executive officers that is based on or related to the merger agreement and the transactions contemplated thereby (the “compensation proposal”) requires the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Liberty TripAdvisor common stock present in person or represented by proxy at the special meeting and entitled to vote on such proposal at the special meeting, voting together as a single class.

•
Adjournment proposal:   Approval of the adjournment of the special meeting from time to time to solicit additional proxies in favor of the merger proposal or the charter amendment proposal, as applicable, if there are insufficient votes at the time of such adjournment to approve the merger proposal or the charter amendment proposal, as applicable, or if otherwise determined by the chairperson of the meeting to be necessary or appropriate (the “adjournment proposal”) requires the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Liberty TripAdvisor common stock that are present in person or represented by proxy at the special meeting and entitled to vote on the adjournment proposal at the special meeting, voting together as a single class.

See “Intent of Liberty TripAdvisor’s Directors and Executive Officers and Certain Stockholders to Vote in Favor of the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal” below for a description of Liberty TripAdvisor’s expectations for its directors and executive officers and certain stockholders to vote in favor of the proposals.
Intent of Liberty TripAdvisor’s Directors and Executive Officers and Certain Stockholders to Vote in Favor of the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal
Intent of Liberty TripAdvisor’s Directors and Executive Officers to Vote in Favor of the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal
[Liberty TripAdvisor’s directors and executive officers have informed Liberty TripAdvisor that, as of the date of this proxy statement, they intend to vote all of the shares of Liberty TripAdvisor common stock owned directly by them in favor of the merger proposal, the charter amendment proposal, the compensation proposal, and the adjournment proposal.] As of the record date, Liberty TripAdvisor’s directors and executive officers beneficially owned and were entitled to vote, in the aggregate, approximately [      ]% of the voting power of the shares of Liberty TripAdvisor common stock outstanding as of the record date. For more information, see the section entitled “Special Factors—Intent of Liberty TripAdvisor’s Directors and Executive Officers to Vote in Favor of the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal.”
Intent of Certain Stockholders of Liberty TripAdvisor to Vote in Favor of the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal
In connection with the transactions contemplated by the merger agreement, Mr. Maffei entered into a voting agreement with Tripadvisor and Liberty TripAdvisor (the “Maffei voting agreement”). Pursuant to the Maffei voting agreement, Mr. Maffei has agreed, subject to the terms of the Maffei voting agreement, to vote or cause to be voted his shares of Liberty TripAdvisor common stock, representing approximately [ ]% of the total voting power of the issued and outstanding shares of Liberty TripAdvisor common stock in the aggregate as of the record date, among other things, in favor of the merger proposal, the charter amendment proposal and the adjournment proposal, except that, if the Liberty TripAdvisor Board (or a duly authorized committee thereof) changes its recommendation (as described in “Merger Agreement—Liberty TripAdvisor Change in Recommendation”) and Tripadvisor elects not to terminate the merger agreement prior to the special meeting, the number of shares held by Mr. Maffei subject to the foregoing voting requirements will be limited to the number of shares of Liberty TripAdvisor common stock representing 33.37% of the total voting power of the shares of Liberty TripAdvisor common stock, with any shares in excess of such amount to be voted on such matters in the same proportion as voted by the stockholders of Liberty TripAdvisor other than Mr. Maffei. For more information, see the section entitled “Other Agreements Related to the Merger—Maffei Voting Agreement.”
In connection with the transactions contemplated by the merger agreement, Certares LTRIP LLC, a Delaware limited liability company (“Certares”) entered into a voting agreement with Tripadvisor and Liberty TripAdvisor (the “Certares voting agreement”, and together with the Maffei voting agreement, the “voting agreements”). Pursuant to the Certares voting agreement, Certares has agreed, subject to the terms of the Certares voting agreement, to vote or cause to be voted, or to provide its written consent to in respect of, its shares of Liberty TripAdvisor preferred stock, representing all of the shares of Liberty TripAdvisor preferred stock issued and outstanding as of the consent record date, among other things, in favor of the charter amendment proposal. For more information, see the section entitled “Other Agreements Related to the Merger—Certares Voting Agreement.” Prior to the date hereof, pursuant to the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of the consent record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting, and therefore, holders of shares of Liberty TripAdvisor preferred stock are not being asked to vote, and are not entitled to any voting powers, on such proposal at the special meeting and shares of Liberty TripAdvisor preferred stock will not be counted at the special meeting for purposes of determining whether a quorum is present.
When the Merger Becomes Effective
The time at which the merger becomes effective (the “effective time”) will occur upon the filing of the certificate of merger with, and its acceptance by, the Secretary of State of the State of Delaware (or at a later time as Liberty TripAdvisor and Tripadvisor may agree and specify in the certificate of merger).
Reasons for the Merger; Recommendations of the Board of Directors; Fairness of the Merger
The Liberty TripAdvisor Board unanimously recommends that holders of shares of Liberty TripAdvisor common stock (including the disinterested stockholders) vote “FOR” each of the merger proposal, the charter amendment proposal, the compensation proposal and the adjournment proposal.
Liberty TripAdvisor’s management and the Liberty TripAdvisor Board periodically review the performance of Liberty TripAdvisor to evaluate and respond to strategic opportunities and to determine if changes to its capital structure or other strategic opportunities would better maximize stockholder value. The Liberty TripAdvisor Board has unanimously (1) determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of Liberty TripAdvisor and Liberty TripAdvisor stockholders (including the disinterested stockholders), and declared advisable, authorized, approved and adopted the merger agreement and the transactions contemplated by the merger agreement, including the merger and the Tripadvisor loan facility, (2) approved the execution and delivery of the merger agreement by Liberty TripAdvisor, the performance by Liberty TripAdvisor of its covenants and agreements contained therein, and the consummation of the merger and the other transactions contemplated thereby, upon the terms and conditions set forth therein, (3) declared advisable, fair to, and in the best interests of Liberty TripAdvisor and the Liberty TripAdvisor stockholders (including the disinterested stockholders) each of the transaction documents and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, and Liberty TripAdvisor’s consummation and performance of the transactions contemplated by the transaction documents, (4) approved the transaction documents and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, (5) approved and declared advisable the charter amendment, (6) directed that each of the merger agreement and the charter amendment be submitted to the Liberty TripAdvisor stockholders entitled to vote thereon at the special meeting for the approval of the adoption thereof, and (7) resolved to recommend that the Liberty TripAdvisor stockholders entitled to vote on the merger proposal and the charter amendment proposal, as applicable, approve the adoption of the merger agreement and the charter amendment.
In addition, the Liberty TripAdvisor Board believes, based on the factors described below, that the merger is fair to Liberty TripAdvisor’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Exchange Act.
The Liberty TripAdvisor Board took into account a number of factors (none of which can be guaranteed to occur), when approving the merger, including the following:
•
Potential Strategic Alternatives.   The assessment of the Liberty TripAdvisor Board that none of the possible alternatives to the merger (including continuing to operate Liberty TripAdvisor as an independent company or pursuing a different transaction, and the desirability and perceived risks of those alternatives, as well as the potential benefits and risks to the unaffiliated security holders of those alternatives and the timing and likelihood of effecting such alternatives) was reasonably likely to present superior opportunities for Liberty TripAdvisor to create greater value for its unaffiliated security holders, taking into account execution risks as well as business, financial, industry, competitive and regulatory risks. In consultation with its legal and financial advisors, the Liberty TripAdvisor Board assessed the potential benefits of soliciting additional parties to determine interest in a transaction for control of Liberty TripAdvisor and determined that the benefits of doing so were outweighed by the risks, including the risk that Tripadvisor would no longer engage with Liberty TripAdvisor in connection with a transaction. The Liberty TripAdvisor Board also considered that the prior sale process in early 2024 failed to result in any interested bidder making a definitive offer to acquire Liberty TripAdvisor and/or Tripadvisor.

•
Certainty of Value.   The fact that the consideration to be received by the holders of Liberty TripAdvisor common stock in the merger consists entirely of cash, which provides certainty of value and immediate liquidity at an attractive price measured against the ongoing business, financial and execution risks of Liberty TripAdvisor’s business plan and its continued operations as an independent company and allows the unaffiliated security holders to realize that value immediately upon the consummation of the merger. In that regard, the Liberty TripAdvisor Board noted that the amount of cash to be received for each outstanding share of Liberty TripAdvisor common stock is fixed and will not be reduced if the share price of Liberty TripAdvisor Series A common stock or Liberty TripAdvisor Series B common stock declines prior to the effective time.

•
Best Value Reasonably Obtainable.   The belief of the Liberty TripAdvisor Board that the merger consideration represented Tripadvisor’s best and final offer and the best value that Liberty TripAdvisor could reasonably obtain from Tripadvisor for the shares of Liberty TripAdvisor capital stock, taking into account (1) Tripadvisor’s statements and reputation as a bidder and (2) the Liberty TripAdvisor Board’s familiarity with the business, operations, prospects, business strategy, assets, liabilities and general financial condition of Liberty TripAdvisor on a historical and prospective basis and its assessment of associated risks, including execution and liquidity risks with respect to Liberty TripAdvisor’s business plan. The Liberty TripAdvisor Board believed, after concluding its negotiations, that the Liberty TripAdvisor Board obtained the best terms and highest price that Tripadvisor was willing to pay for Liberty TripAdvisor, and that further negotiations would have created a risk of causing Tripadvisor to abandon the merger altogether or materially delay the entry into definitive transaction agreements with respect to the merger. In addition, the Liberty TripAdvisor Board believed that, measured against the longer-term execution risks described below, the merger consideration reflects a fair and favorable price for the shares of Liberty TripAdvisor capital stock held by the unaffiliated security holders.
•
Loss of Opportunity.   The possibility that, if the Liberty TripAdvisor Board declined to approve the merger agreement, there may not be another opportunity for Liberty TripAdvisor stockholders (including the unaffiliated security holders) to receive a comparably priced offer with a comparable level of closing certainty.

•
Financial Condition, Results of Operations and Prospects of Liberty TripAdvisor; Risks of Execution.   The current, historical and projected financial condition, results of operations and business of Liberty TripAdvisor, as well as Liberty TripAdvisor’s prospects and risks if it were to remain an independent company. In particular, the Liberty TripAdvisor Board considered the fact that there is substantial doubt about Liberty TripAdvisor’s ability to continue as a going concern within one year as a result of the required redemption for cash on March 27, 2025 of the Liberty TripAdvisor preferred stock and the right of the holders of the exchangeable senior debentures to require Liberty TripAdvisor to purchase the exchangeable senior debentures also on March 27, 2025.

•
Opinion of Liberty TripAdvisor’s Financial Advisor.   The financial analysis of the merger consideration to be received by the holders of Liberty TripAdvisor common stock provided by representatives of Citigroup Global Markets Inc. (“Citi”) with the Liberty TripAdvisor Board as well as the opinion of Citi rendered to the Liberty TripAdvisor Board on December 18, 2024, to the effect that, as of the date of such opinion and based on and subject to assumptions made, procedures followed, matters considered and limitations on the review undertaken by Citi in preparing its opinion, the merger consideration to be received by the holders of Liberty TripAdvisor common stock, other than Mr. Maffei and his affiliates, in the merger pursuant to the merger agreement was fair, from a financial point of view, to such holders, as more fully described in the section of this proxy statement captioned “—Opinion of Citigroup Global Markets Inc.” and the full text of the written opinion of Citi attached as Annex C to this proxy statement.

•
Negotiations with Tripadvisor and Terms of the Merger Agreement.   The terms and conditions of the merger agreement, which was the product of arm’s-length negotiations, including:

•
Liberty TripAdvisor’s ability, under certain circumstances, to furnish information to, and conduct negotiations with, third parties submitting unsolicited alternative acquisition proposals.

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The Liberty TripAdvisor Board’s belief that the terms of the merger agreement would be unlikely to unduly deter third parties from making a superior proposal.

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The ability of the Liberty TripAdvisor Board, under certain circumstances, to change, withdraw or modify the recommendation that Liberty TripAdvisor stockholders (including the unaffiliated security holders) vote in favor of the adoption of the merger agreement.

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The Liberty TripAdvisor Board’s ability, under certain circumstances, to terminate the merger agreement to enter into a definitive agreement with respect to a superior proposal. In that regard, the Liberty TripAdvisor Board believed that the termination fee payable by Liberty TripAdvisor in those instances in accordance with the terms of the merger agreement was reasonable, consistent with or below similar fees payable in comparable transactions, and not preclusive of other offers.

•
The Liberty TripAdvisor Board’s ability, under certain circumstances, to terminate the merger agreement to enter into a definitive agreement in connection with a third party proposal to acquire Tripadvisor, without paying a termination fee.

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The remedies available to Liberty TripAdvisor under the merger agreement in the event the merger is not consummated.

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The terms of the merger agreement provide Liberty TripAdvisor with sufficient operating flexibility to conduct its business in the ordinary course until the earlier of the consummation of the merger or the termination of the merger agreement.

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Reasonable Likelihood of Consummation.   The belief of the Liberty TripAdvisor Board that an acquisition by Tripadvisor has a reasonable likelihood of closing, based on, among other matters:

•
the limited conditions to Tripadvisor’s obligation to consummate the merger as provided by the merger agreement, including the absence of a financing condition;

•
no required regulatory approvals; and

•
the fact that Mr. Maffei, who holds approximately 39% of the total voting power of the issued and outstanding shares of Liberty TripAdvisor common stock in the aggregate as of October 31, 2024, has duly executed and entered into the Maffei voting agreement and has agreed to vote his shares in favor of the adoption of the merger agreement, subject to, and in accordance with, the terms and conditions of the Maffei voting agreement.

•
Appraisal Rights.   The holders of shares of Liberty TripAdvisor common stock have the right to exercise their statutory appraisal rights under Section 262 of the General Corporation Law of the State of Delaware (“DGCL”) and receive payment in cash of the fair value of their shares of the Liberty TripAdvisor common stock as determined by the Delaware Court of Chancery, together with interest, if any, on the amount determined to be fair value, in lieu of receiving the common share merger consideration, subject to and in accordance with the terms and conditions of the merger agreement and the DGCL, unless and until any such holder fails to perfect, or effectively withdraws or otherwise waives or loses such holder’s rights to appraisal and payment under the DGCL. Mr. Maffei and Certares have agreed to waive any appraisal rights to which they may be entitled under the DGCL with respect to the shares of Liberty TripAdvisor common stock and Liberty TripAdvisor preferred stock held by them pursuant to their respective voting agreements.

Mr. Maffei and Certares have agreed to waive any appraisal rights to which they may be entitled under the DGCL with respect to the shares of Liberty TripAdvisor capital stock held by them pursuant to the voting agreements.
The Liberty TripAdvisor Board also considered a variety of risks, uncertainties and other potentially negative factors in its deliberations concerning the merger, including the following (which are not necessarily presented in order of relative importance):
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the potential disruption of the business of Liberty TripAdvisor, as its management and employees devote time and resources to completing the merger;

•
the substantial costs of effecting the merger;

•
while the merger is expected to be completed, there is no assurance that all conditions to the parties’ obligations to complete the merger will be satisfied or waived, and as a result, it is possible that the merger might not be completed;

•
the interests of Liberty TripAdvisor’s directors and executive officers in the merger described under “—Interests of Liberty TripAdvisor’s Directors and Executive Officers in the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal”;

•
that certain provisions of the merger agreement that require Liberty TripAdvisor to pay Tripadvisor a termination fee in certain circumstances could deter a third party from making a competing acquisition proposal for Liberty TripAdvisor common stock or assets of Liberty TripAdvisor; and

•
the various other applicable risks associated with Liberty TripAdvisor and Tripadvisor and the merger, including the risks described in the section entitled “Cautionary Statement Regarding Forward-Looking Statements.”

The Liberty TripAdvisor Board evaluated the costs and benefits of the merger as a whole and did not find it necessary to assign relative weights to the specific factors considered. The Liberty TripAdvisor Board concluded, however, that the potential benefits of the merger outweighed, in each case, the potential costs of the merger, and that the merger is necessary, appropriate, advisable and in the best interests of Liberty TripAdvisor and its stockholders. The foregoing discussion of the information and factors considered by the Liberty TripAdvisor Board in reaching its conclusions and recommendations is not intended to be exhaustive, but includes the material factors considered by the Liberty TripAdvisor Board. In view of the wide variety of factors considered in connection with its evaluation of the merger agreement and the other transaction documents and the transactions contemplated thereby, and the complexity of these matters, the Liberty TripAdvisor Board found it impracticable to, and did not attempt to, quantify, rank, or assign any relative or specific weights to the various factors considered in reaching its determinations and making its recommendations. In addition, individual directors may have given different weights to different factors. The Liberty TripAdvisor Board considered all of the foregoing factors as a whole and based its recommendation on the totality of the information presented.
The foregoing discussion also contains forward-looking statements with respect to future events that may have an effect on Liberty TripAdvisor’s business, financial condition or results of operations or the future financial performance of the surviving corporation of the merger. See the section entitled “Cautionary Statement Regarding Forward-Looking Information” for more information.
Opinion of Citigroup Global Markets Inc.
Liberty TripAdvisor engaged Citi as its financial advisor in connection with the proposed merger. On December 18, 2024, Citi rendered its written opinion to the Liberty TripAdvisor Board as to, as of December 18, 2024, and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by Citi as set forth in its written opinion, the fairness, from a financial point of view, to the holders of Liberty TripAdvisor common stock (other than Mr. Maffei and his affiliates) of the merger consideration to be received by such holders in the merger pursuant to the merger agreement.
The full text of Citi’s written opinion, which describes, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken, is attached as Annex C to this proxy statement. The description of Citi’s opinion contained in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Citi’s opinion was directed to the Liberty TripAdvisor Board, in its capacity as such, and addressed only the fairness, from a financial point of view and as of the date of such opinion, to the holders of Liberty TripAdvisor common stock (other than Mr. Maffei and his affiliates) of the merger consideration to be received by such holders in the merger pursuant to the merger agreement. Citi’s opinion did not address any other terms, aspects or implications of the merger. Citi expressed no view as to, and its opinion did not address, the underlying business decision of Liberty TripAdvisor to effect or enter into the merger, the relative merits of the merger as compared to any alternative business strategies that might exist for Liberty TripAdvisor or the effect of any other transaction which Liberty TripAdvisor might engage in or consider. Citi’s opinion is not intended to be and does not constitute a recommendation as to how the Liberty TripAdvisor Board or any securityholder should vote or act on any matters relating to the proposed merger or otherwise.
Opinion of Centerview Partners LLC
The special committee (the “Tripadvisor special committee”) of the board of directors of Tripadvisor (the “Tripadvisor Board”) retained Centerview Partners LLC (“Centerview”) as financial advisor to the Tripadvisor special committee in connection with the proposed merger and the other transactions contemplated by the merger agreement, which are collectively referred to as the “transaction” throughout this section and the summary of Centerview’s opinion below under the caption “Opinion of Centerview Partners LLC.” In connection with this engagement, the Tripadvisor special committee requested that Centerview evaluate the fairness, from a financial point of view, to Tripadvisor of the merger consideration proposed to be paid to holders of shares of Liberty TripAdvisor capital stock (other than excluded shares) pursuant to the merger agreement. On December 18, 2024, Centerview rendered to the Tripadvisor special committee its oral opinion, which was subsequently confirmed by delivery of a written opinion, dated December 18, 2024, that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the merger consideration proposed to be paid to the holders of shares of Liberty TripAdvisor capital stock (other than excluded shares) pursuant to the merger agreement was fair, from a financial point of view, to Tripadvisor.
The full text of Centerview’s written opinion, dated December 18, 2024, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex D and is incorporated herein by reference. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Tripadvisor special committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the transaction and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to Tripadvisor of the merger consideration to be paid to the holders of shares of Liberty TripAdvisor capital stock (other than excluded shares) pursuant to the merger agreement. Centerview’s opinion did not address any other term or aspect of the merger agreement or the transaction and does not constitute a recommendation to any stockholder of Tripadvisor or Liberty TripAdvisor or any other person as to how such stockholder or other person should vote with respect to the merger or otherwise act with respect to the transaction or any other matter.
The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.
Certain Effects of the Merger
If the conditions to the completion of the merger are either satisfied or (to the extent permitted by applicable law) waived, at the effective time: (i) Merger Sub will merge with and into Liberty TripAdvisor, (ii) the separate existence of Merger Sub will cease, and (iii) Liberty TripAdvisor will continue as the surviving corporation in the merger and as an indirect wholly owned subsidiary of Tripadvisor until Liberty TripAdvisor will be merged with and into ParentSub LLC immediately following the merger. ParentSub LLC will survive the ParentSub LLC merger as the surviving company and a wholly owned subsidiary of Tripadvisor. As a result of the merger, immediately following the effective time of the merger, Liberty TripAdvisor common stock will cease quotation on the over-the-counter market (the “OTC market”) and be deregistered under the Exchange Act. Upon the completion of the merger, the holders of shares of Liberty TripAdvisor capital stock will not own any shares of capital stock of the surviving corporation as a result of the merger. At the effective time, each share of Liberty TripAdvisor common stock (other than the excluded shares (as defined below)) would be converted into the right to receive $0.2567 in cash (without interest thereon) (such consideration, the “common share merger consideration”) and all shares of Liberty TripAdvisor preferred stock issued and outstanding immediately prior to the effective time (other than the excluded treasury shares (as defined below)) would be converted into the right to receive in the aggregate (i) $42,471,000 in cash, without interest thereon (such consideration, the “preferred share cash merger consideration”), and (ii) 3,037,959 validly issued, fully paid and nonassessable shares of Tripadvisor’s common stock (such consideration, the “preferred share equity merger consideration”, and together with the preferred share cash merger consideration, the “preferred share merger consideration”). For more information, see the section entitled “Special Factors—Certain Effects of the Merger.”
The merger consideration will not be deliverable with respect to (i) shares of Liberty TripAdvisor capital stock held by Liberty TripAdvisor as treasury stock immediately prior to the effective time or owned by Tripadvisor or Merger Sub immediately prior to the effective time (the “excluded treasury shares”) or (ii) shares of Liberty TripAdvisor common stock outstanding immediately prior to the effective time and that are held by any stockholder who has not voted in favor of the merger and properly demands appraisal of such shares in accordance with, and who complies in all respects with, Section 262 of the DGCL (collectively with the excluded treasury shares, the “excluded shares”).
Certain Effects on Liberty TripAdvisor if the Merger is Not Completed
If the merger proposal is not approved by the holders of shares of Liberty TripAdvisor common stock, or if the merger is not completed for any other reason, holders of shares of Liberty TripAdvisor capital stock will not receive any payment for their shares of Liberty TripAdvisor capital stock in connection with the merger. Instead, (i) Liberty TripAdvisor will remain an independent publicly traded company, (ii) Liberty

TripAdvisor common stock will continue to be quoted on the OTC market, (iii) the stockholders of Liberty TripAdvisor will remain the stockholders of Liberty TripAdvisor and (iv) Liberty TripAdvisor will continue to file periodic reports with the SEC. If the merger agreement is terminated in certain circumstances, Liberty TripAdvisor may be required to pay Tripadvisor a termination fee, as described in the sections of this proxy statement titled “Merger Agreement—Termination Fee.”
As a result of the substantial doubt as to Liberty TripAdvisor’s ability to continue as a going concern, if the merger is not consummated, Liberty TripAdvisor may lack sufficient liquidity to continue its operations and may need to restrict its spending, liquidate all or a portion of its assets or pursue other strategic alternatives, and/or seek protection under the provisions of the U.S. Bankruptcy Code.
Further, Tripadvisor has agreed to provide Liberty TripAdvisor with the Tripadvisor loan facility, as more fully described in the section entitled “Special Factors—Tripadvisor Loan Facility,” for Liberty TripAdvisor to repurchase or settle its exchange obligation in full in cash with respect to any exchangeable senior debentures that holders of such exchangeable senior debentures have put or exchanged prior to the consummation of the merger. Thereafter, if the merger is not consummated, the Tripadvisor loan facility will mature on (x) the earlier of (i) the termination date and (ii) 15 business days after the valid termination of the merger agreement or (y) such other later date as may be agreed by Tripadvisor and Liberty TripAdvisor. The Tripadvisor loan facility must be repaid at maturity in cash by Liberty TripAdvisor. For more information about the Tripadvisor loan facility and the exchangeable senior debentures, please see the sections entitled “Special Factors—Tripadvisor Loan Facility” and “Merger Agreement—Treatment of Exchangeable Senior Debentures,” respectively.
Treatment of Liberty TripAdvisor Incentive Awards
Each stock option with respect to Liberty TripAdvisor common stock outstanding at the effective time, whether vested or unvested, for which the per share exercise price is less than the common share merger consideration will become fully vested and will terminate and be automatically cancelled as of immediately prior to the effective time in exchange for the right to receive a lump sum cash payment, net of taxes, in an amount equal to (i) the number of shares of Liberty TripAdvisor common stock underlying such stock option multiplied by (ii) an amount equal to the common share merger consideration minus the applicable exercise price. Each stock option with respect to Liberty TripAdvisor common stock outstanding at the effective time, whether vested or unvested, for which the per share exercise price is equal to or greater than the common share merger consideration will terminate and be cancelled as of immediately prior to the effective time, without any consideration being payable in respect thereof, and have no further force or effect. As of the date hereof, all stock options have a per share exercise price that is greater than the common share merger consideration.
Each outstanding cash award, whether vested or unvested, outstanding at the effective time will be paid (in the case of performance-based cash awards, at the applicable target level of performance), net of taxes, on the date of the closing of the merger.
Interests of Liberty TripAdvisor’s Directors and Executive Officers in the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal
When considering the recommendation of the board of directors of Liberty TripAdvisor (the “Liberty TripAdvisor Board”) with respect to the proposals, holders of shares of Liberty TripAdvisor capital stock should be aware that certain of Liberty TripAdvisor’s directors and executive officers may be deemed to have interests in the merger and the transactions contemplated thereby that are different from, or in addition to, those of holders of shares of Liberty TripAdvisor capital stock. These interests may present such persons with actual or potential conflicts of interest. The Liberty TripAdvisor Board was aware of these interests during the deliberations of the merits of the merger, and in deciding to recommend that you vote for each of the merger proposal, the charter amendment proposal, the compensation proposal and the adjournment proposal.
With respect to Liberty TripAdvisor’s directors and executive officers, areas where their interests may differ from those of holders of shares of Liberty TripAdvisor capital stock in general relate to the indemnification and insurance protections for their service as directors and executive officers pursuant to the organizational documents of Liberty TripAdvisor, indemnification agreements entered into with Liberty TripAdvisor, Liberty TripAdvisor’s director and officer liability insurance policies and the merger agreement.
Additionally, directors and executive officers of Liberty TripAdvisor hold stock options with respect to shares of Liberty TripAdvisor common stock and cash awards, each of which will be treated as described in more detail under “Special Factors—Interests of Liberty TripAdvisor’s Directors and Executive Officers in the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal.”
The Liberty TripAdvisor Board and the Tripadvisor Board include two overlapping members: Gregory B. Maffei and Albert E. Rosenthaler. Mr. Maffei is the non-employee President and Chief Executive Officer of Liberty TripAdvisor and Chairman of the Liberty TripAdvisor Board and is also a director of Tripadvisor. Mr. Rosenthaler is a director of Liberty TripAdvisor and is also a director of Tripadvisor. Mr. Maffei and Mr. Rosenthaler hold options to purchase shares of Liberty TripAdvisor common stock and Mr. Maffei holds a cash award, each of which will be treated as described in more detail under “Special Factors—Interests of Liberty TripAdvisor’s Directors and Executive Officers in the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal.”
Mr. Maffei may be deemed to beneficially own approximately [ ]% of the total voting power of the issued and outstanding shares of Liberty TripAdvisor common stock in the aggregate as of the record date, all of which is subject to the Maffei voting agreement. Under the Maffei voting agreement, each of Liberty TripAdvisor and, effective from and following the effective time, Tripadvisor and ParentSub LLC, jointly and severally, have agreed to indemnify Mr. Maffei for certain losses incurred in connection with or arising out of the Maffei voting agreement or any claim brought by or on behalf of any stockholder of Liberty TripAdvisor (and any resolution thereof) relating to the merger or any of the other transactions contemplated by the merger agreement that is brought against Liberty TripAdvisor and/or any of its directors and/or officers (in their capacities as such), in each case, including, subject to certain conditions, reasonable fees and expenses of Mr. Maffei incurred in the defense of any claim brought by a third party relating thereto. In addition, Liberty TripAdvisor has agreed to pay up to $200,000 in the aggregate of reasonable out-of-pocket costs and expenses incurred by Mr. Maffei, in connection with the preparation, negotiation, execution and delivery of the Maffei voting agreement (which fee cap excludes any filing fees payable under the Hart-Scott-Rodino Act (the “HSR Act”)). See the section entitled “Other Agreements Related to the Merger—Maffei Voting Agreement.”
For a detailed discussion of these and other interests, see the section entitled “Special Factors—Interests of Liberty TripAdvisor’s Directors and Executive Officers in the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal.”
Maffei Voting Agreement
In connection with the transactions contemplated by the merger agreement, Mr. Maffei entered into the Maffei voting agreement with Tripadvisor and Liberty TripAdvisor. Pursuant to the Maffei voting agreement, Mr. Maffei has agreed, subject to the terms of the Maffei voting agreement, to vote or cause to be voted his shares of Liberty TripAdvisor common stock, representing approximately [ ]% of the total voting power of the issued and outstanding shares of Liberty TripAdvisor common stock in the aggregate as of the record date, among other things, in favor of the merger proposal, the charter amendment proposal and the adjournment proposal, except that, if the Liberty TripAdvisor Board (or a duly authorized committee thereof) changes its recommendation (as described in “Merger Agreement—Liberty TripAdvisor Change in Recommendation”) and Tripadvisor elects not to terminate the merger agreement prior to the special meeting, the number of shares held by Mr. Maffei subject to the foregoing voting requirements will be limited to the number of shares of Liberty TripAdvisor common stock representing 33.37% of the total voting power of the shares of Liberty TripAdvisor common stock, with any shares in excess of such amount to be voted on such matters in the same proportion as voted by the stockholders of Liberty TripAdvisor other than Mr. Maffei. For more information, see the section entitled “Other Agreements Related to the Merger—Maffei Voting Agreement.”

Certares Voting Agreement
In connection with the transactions contemplated by the merger agreement, Certares entered into the Certares voting agreement with Tripadvisor and Liberty TripAdvisor. Pursuant to the Certares voting agreement, Certares has agreed, subject to the terms of the Certares voting agreement, to vote or cause to be voted, or to provide its written consent to in respect of, its shares of Liberty TripAdvisor preferred stock, representing all of the shares of Liberty TripAdvisor preferred stock issued and outstanding as of the consent record date, and all other voting securities of Liberty TripAdvisor over which Certares acquires beneficial or record ownership or otherwise has the power to vote or direct the voting of, among other things, in favor of the charter amendment proposal and the adjournment proposal. For more information, see the section entitled “Other Agreements Related to the Merger—Certares Voting Agreement.” Prior to the date hereof, pursuant to the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of the consent record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting.
Certares Side Letter
In connection with the transactions contemplated by the merger agreement and the Tripadvisor loan facility (as defined below), Certares entered into a letter agreement with Tripadvisor and Liberty TripAdvisor (the “Certares side letter”). Pursuant to the Certares side letter, among other things, Certares has agreed, subject to the terms of the Certares side letter, to waive the mandatory redemption date under the certificate of designations and certain other rights or requirements under the certificate of designations, the Registration Rights Agreement, dated as of March 26, 2020, between Liberty TripAdvisor and Certares, as amended (the “registration rights agreement”), and the Investment Agreement, dated as of March 15, 2020, among Liberty TripAdvisor, Mr. Maffei and the investors party thereto, as amended or assigned (the “investment agreement”), with respect to the merger agreement and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility. For more information, see the section entitled “Other Agreements Related to the Merger—Certares Side Letter.”
Liberty Media Letter Agreement
Simultaneously with the entry into the merger agreement, Tripadvisor, Liberty TripAdvisor, Liberty Media Corporation, a Delaware corporation (“Liberty Media”), and certain subsidiaries of Liberty Media entered into a letter agreement (the “Liberty Media letter agreement”) which, among other things, (i) will result in the termination of the services agreement and the facilities sharing agreement, in each case, effective upon the effective time and (ii) resulted in the termination of the aircraft time sharing agreements effective as of December 18, 2024 (each as defined in “Other Agreements Related to the Merger—Liberty Media Letter Agreement”).
Directors and Officers of Tripadvisor and the Surviving Corporation
Tripadvisor anticipates that the members of the Tripadvisor Board and the officers of Tripadvisor, in each case as of immediately prior to the effective time, will continue in their respective roles as directors and officers of Tripadvisor following the effective time, in each case until their respective successors are duly elected or appointed and qualified, or until their earlier death, resignation, or removal in accordance with the DGCL and the certificate of incorporation and bylaws of Tripadvisor.
Liberty TripAdvisor and Tripadvisor each anticipate that, as of the effective time, the directors of Merger Sub as of immediately prior to the effective time will become the initial directors of the surviving corporation, and the officers of Merger Sub as of immediately prior to the effective time will become the officers of the surviving corporation, until their respective successors are duly elected or appointed and qualified, or until their earlier death, resignation, or removal in accordance with the DGCL and the certificate of incorporation and bylaws of the surviving corporation. Liberty TripAdvisor and Tripadvisor each anticipate that, effective upon the ParentSub LLC merger, ParentSub LLC will be managed by its sole member, Tripadvisor, and the officers of ParentSub LLC will be: Seth J. Kalvert, President and Secretary, Linda C. Frazier, Vice President and Secretary, Tina Wang, Treasurer and Gail Wasylyshyn, Vice President.

U.S. Federal Income Tax Considerations of the Merger
The receipt of cash in exchange for shares of Liberty TripAdvisor common stock pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes. Such receipt of cash by a holder of shares of Liberty TripAdvisor common stock that is a U.S. holder will generally result in the recognition of gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received in the merger and (ii) such U.S. holder’s adjusted tax basis in the shares of Liberty TripAdvisor common stock exchanged therefor. Such gain or loss will generally constitute long-term capital gain or loss if the U.S. holder’s holding period for the Liberty TripAdvisor common stock exchanged is more than one year as of the date of the merger. A non-U.S. holder will generally not be subject to U.S. federal income tax with respect to the exchange of shares of Liberty TripAdvisor common stock for cash in the merger unless such non-U.S. holder has certain connections to the United States.
See the section entitled “Special Factors—U.S. Federal Income Tax Considerations of the Merger” for the definition of “U.S. holder” and “non-U.S. holder” and a more detailed discussion of the U.S. federal income tax considerations of the merger.
This proxy statement contains a general discussion of U.S. federal income tax considerations relating to the merger. No information is provided with respect to the tax considerations of the merger under any U.S. federal law other than income tax laws (including, for example, the U.S. federal estate, gift, Medicare and alternative minimum tax laws), or any applicable state, local or non-U.S. tax laws. Consequently, holders of shares of Liberty TripAdvisor common stock should consult their tax advisors as to the tax considerations of the merger relevant to their particular circumstances, including the applicability and effect of any state, local, non-U.S. or other tax laws and of changes in those laws.
Anticipated Accounting Treatment of the Merger
Liberty TripAdvisor and Tripadvisor prepare their financial statements, respectively, in accordance with U.S. generally accepted accounting principles (“GAAP”). In connection with the merger, Tripadvisor will effectively purchase all of the issued and outstanding equity interests of Liberty TripAdvisor, including Liberty TripAdvisor common stock, Liberty TripAdvisor preferred stock, and outstanding employee stock options and cash awards, whether vested or unvested. The merger will be substantially accounted for as a treasury stock repurchase related to the Tripadvisor shares (as defined below) held by Liberty TripAdvisor. The amount allocated to the treasury stock repurchase will be merger consideration paid by Tripadvisor, plus all direct expenses and fees associated with the combination incurred by Tripadvisor. At the effective time, Liberty TripAdvisor will become an indirect wholly owned subsidiary of Tripadvisor.
Liberty TripAdvisor No Solicitation; Liberty TripAdvisor Change in Recommendation
From the date of the merger agreement until the effective time (or, if earlier, the valid termination of the merger agreement in accordance with the terms thereof), Liberty TripAdvisor is subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide information to, and participate in discussions or negotiations with, third parties regarding any alternative acquisition proposals. The Liberty TripAdvisor Board has agreed to recommend that Liberty TripAdvisor stockholders vote in favor of approving the adoption of the merger agreement and the charter amendment (“Liberty TripAdvisor Board recommendation”), subject to the right to change its recommendation (i) if the Liberty TripAdvisor Board (or a duly authorized committee thereof) determines, in good faith and in connection with an intervening event or superior proposal (as such terms are defined in “Merger Agreement—Intervening Event Exception and Merger Agreement—Superior Proposal Exception”), after, among other things, consulting with its outside legal counsel and, in the case of a superior proposal, its financial advisor, that failure to make such change would reasonably be expected to be inconsistent with its fiduciary duties under applicable law or (ii) if Tripadvisor receives an acquisition proposal involving the sale of Tripadvisor (a “Tripadvisor acquisition proposal”) and enters into, or if Tripadvisor informs Liberty TripAdvisor that Tripadvisor intends to enter into, an acquisition agreement for a Tripadvisor acquisition proposal, in order for Liberty TripAdvisor to enter into an alternative acquisition agreement (as defined in “Merger Agreement—Liberty TripAdvisor Change in Recommendation”) for an acquisition proposal with the person that made such Tripadvisor acquisition proposal. For more information, see the sections entitled “Merger Agreement—Liberty TripAdvisor No Solicitation” and “Merger Agreement—Liberty TripAdvisor Stockholder Meeting.”

Liberty TripAdvisor has the right to terminate the merger agreement prior to the receipt of the requisite approvals in order to enter into an alternative acquisition agreement with respect to a superior proposal if the Liberty TripAdvisor Board (or a duly authorized committee thereof) determines, in good faith and in connection with such superior proposal, after, among other things, consulting with its outside legal counsel and its financial advisor, that failure to make such change would reasonably be expected to be inconsistent with its fiduciary duties under applicable law. Liberty TripAdvisor also has the right to terminate the merger agreement at any time in order to enter into an alternative acquisition agreement in connection with a Tripadvisor acquisition proposal. In the event that the Liberty TripAdvisor Board (or a duly authorized committee thereof) changes its recommendation prior to the receipt of the requisite approvals, other than in connection with a Tripadvisor acquisition proposal, Tripadvisor has the right to terminate the merger agreement and receive from Liberty TripAdvisor a termination fee. In addition, in the event that Liberty TripAdvisor terminates the merger agreement in order to enter into an alternative acquisition agreement in connection with a superior proposal (other than in connection with a Tripadvisor acquisition proposal), Tripadvisor has the right to receive from Liberty TripAdvisor a termination fee. Liberty TripAdvisor may also terminate the merger agreement to enter into an alternative acquisition agreement in connection with a Tripadvisor acquisition proposal without payment of a termination fee. For more information, see the section entitled “Merger Agreement—Liberty TripAdvisor Change in Recommendation.”
Financing of the Merger
The obligation of Tripadvisor and Merger Sub to consummate the merger is not subject to any financing condition. Tripadvisor and Merger Sub’s obligations to consummate the transactions contemplated by the merger agreement are not contingent upon any of their ability to obtain any third-party financing. For more information, please see the section entitled “Special Factors—Financing of the Merger.”
Treatment of Exchangeable Senior Debentures
Concurrently with or promptly after the consummation of the merger, Liberty TripAdvisor’s 0.50% exchangeable senior debentures due 2051 (the “exchangeable senior debentures”) will be redeemed pursuant to the terms of the indenture governing the exchangeable senior debentures (the “indenture”). In the event (i) any holder of the exchangeable senior debentures exercises its put right under the indenture or (ii) any holder of the exchangeable senior debentures elects to exchange its exchangeable senior debentures pursuant to the indenture, in each case prior to the consummation of the merger, then Tripadvisor (or its subsidiaries) shall make cash loans (a “Tripadvisor loan facility”) to Liberty TripAdvisor in an amount (including reasonable fees and expenses related thereto) that Liberty TripAdvisor reasonably determines is necessary to repurchase or settle its exchange obligation with respect to the applicable exchangeable senior debentures in full in cash. For more information about the treatment of the exchangeable senior debentures, please see the section entitled “Merger Agreement—Treatment of Exchangeable Senior Debentures.” For more information about the Tripadvisor loan facility, please see the section entitled “Special Factors—Tripadvisor Loan Facility.”
Conditions to the Closing of the Merger
The completion of the merger depends on a number of conditions being satisfied or (to the extent permitted by applicable law) waived, including:
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the approval of the adoption of the merger agreement by the affirmative vote of holders of a majority of the aggregate voting power of the outstanding shares of Liberty TripAdvisor common stock entitled to vote on the merger proposal at the special meeting, voting together as a single class;

•
the approval of the adoption of the charter amendment by (i) the affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of Liberty TripAdvisor common stock entitled to vote on the charter amendment proposal at the special meeting, voting together as a single class and (ii) written consent or affirmative vote of a majority of the holders of the outstanding shares of Liberty TripAdvisor preferred stock entitled to vote on the charter amendment proposal, given in writing or by vote at the special meeting, consenting or voting (as the case may be), separately as a class;

•
the charter amendment having become effective pursuant to the filing of the certificate of amendment, attached hereto as Annex B, with the Secretary of State of the State of Delaware prior to the effective time; and

•
the absence of any law (whether temporary, preliminary or permanent) enacted, issued, promulgated, enforced or entered by a governmental entity of competent jurisdiction that restrains, enjoins or otherwise prohibits consummation of the merger.

The respective obligations of each party to close are also conditioned on the satisfaction or (to the extent permitted by applicable law) waiver of the following conditions (among other things): (i) the other party’s representations and warranties being true and correct (subject to certain materiality and material adverse effect qualifications) and (ii) the other party having performed in all material respects its obligations under the merger agreement. For more information, see the section entitled “Merger Agreement—Conditions to Consummation of the Merger.”
Termination of the Merger Agreement
The merger agreement may be terminated at any time prior to the effective time (and, except as set forth below, notwithstanding the receipt of the requisite approvals) as follows:
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by the mutual written consent of each of Liberty TripAdvisor and Tripadvisor;

•
by either Liberty TripAdvisor or Tripadvisor if:

•
subject to the parties’ specific enforcement right, the merger is not consummated by nine (9) months after the date of the merger agreement (the “termination date”), except that this right will not be available to any party if such party’s breach of or failure to perform its obligations under the merger agreement materially contributed to, or resulted in, the failure to consummate the transactions contemplated by the merger agreement by the termination date (this termination right is referred to as the “drop dead date termination right”);

•
the approval of the adoption of the merger agreement or the charter amendment by the stockholders of Liberty TripAdvisor has not been obtained at the special meeting, or at any adjournment or postponement thereof, at which a vote upon the adoption of the merger agreement and of the charter amendment was taken (this termination right is referred to as the “vote down termination right”); or

•
if any law (as defined in the merger agreement) permanently restraining, enjoining or otherwise prohibiting the consummation of the merger has become final and non-appealable; provided that this termination right is not available to any party that has breached in any material respect its obligations under the merger agreement in any manner that will have proximately contributed to the failure of the merger to be consummated;

•
by Liberty TripAdvisor if:

•
at any time prior to the effective time, Tripadvisor or Merger Sub breaches any of its representations, warranties, covenants or agreements made by Tripadvisor or Merger Sub as set forth in the merger agreement, or if any such representation and warranty will have become untrue after the date of the merger agreement, in any such case, such that the conditions precedent to the closing would not be satisfied and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of (i) thirty (30) days following written receipt by Tripadvisor from Liberty TripAdvisor of such breach or failure and (ii) the termination date; provided that Liberty TripAdvisor will not have the right to terminate the merger agreement if Liberty TripAdvisor is then in material breach of any of its representations, warranties, covenants or agreements under the merger agreement (this termination right is referred to as the “Tripadvisor breach termination right”);

•
at any time prior to obtaining the requisite approval, in order to enter into an alternative acquisition agreement in connection with a superior proposal, provided, that prior to or substantially concurrently with such termination, Liberty TripAdvisor pays to Tripadvisor a termination fee (this termination right is referred to as the “alternative acquisition termination right”); or

•
at any time, in order to enter into an alternative acquisition agreement in connection with a Tripadvisor acquisition proposal (this termination right is referred to as the “Tripadvisor acquisition proposal termination right”);

•
by Tripadvisor if:

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at any time prior to the effective time, Liberty TripAdvisor breaches any of its representations, warranties, covenants, or agreements made by Liberty TripAdvisor as set forth in the merger agreement, or if any such representation and warranty will have become untrue after the date of the merger agreement, in any such case, such that the conditions precedent to the closing would not be satisfied and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of (i) thirty (30) days following written notice to Liberty TripAdvisor by Tripadvisor of such breach or failure and (ii) the termination date; provided that Tripadvisor will not have the right to terminate the merger agreement if Tripadvisor is then in material breach of any of its representations, warranties, covenants or agreements under the merger agreement (this termination right is referred to as the “Liberty TripAdvisor breach termination right”); or

•
prior to obtaining the requisite approval, there will have been a change in recommendation other than a change in recommendation in connection with a Tripadvisor acquisition proposal (this termination right is referred to as the “change in recommendation termination right”).

For more information, see the section entitled “Merger Agreement—Termination of the Merger Agreement.”
Termination Fee
The merger agreement provides that Liberty TripAdvisor will pay to Tripadvisor a termination fee of $16,310,000 if the merger agreement is terminated under the following circumstances:
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Tripadvisor terminates the merger agreement pursuant to the change in recommendation termination right (other than in connection with a Tripadvisor acquisition proposal);

•
Liberty TripAdvisor terminates the merger agreement in order to enter into an alternative acquisition agreement pursuant to the alternative acquisition termination right (other than in connection with a Tripadvisor acquisition proposal); or

•
(i) either party terminates the merger agreement pursuant to the drop dead date termination right or the vote down termination right, or Tripadvisor terminates the merger agreement pursuant to the Liberty TripAdvisor breach termination right, (ii) prior to such termination in accordance with the merger agreement, a bona fide acquisition proposal is publicly announced or publicly made to Liberty TripAdvisor, Liberty TripAdvisor Board (or any committee thereof) or Liberty TripAdvisor’s stockholders generally and not withdrawn and (iii) within 12 months of such termination, Liberty TripAdvisor (1) consummates any acquisition proposal or (2) enters into an acquisition proposal that is subsequently consummated, provided that, for purposes of clauses (i), (ii) and (iii), references to “fifteen percent (15%) or more” in the definition of acquisition proposal will be deemed to be references to “fifty percent (50%) or more.”

Appraisal Rights
If the merger is consummated, pursuant to Section 262 of the DGCL, holders of record of, and beneficial owners of, shares of Liberty TripAdvisor common stock who (i) do not vote, whether in person by attending via live webcast or by executing and returning a proxy, in favor of the merger proposal (whether by voting against the merger proposal, abstaining or otherwise not voting with respect to the merger proposal), (ii) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their applicable shares of Liberty TripAdvisor common stock on and from the date of making the demand for appraisal and through the effective date of the merger, (iii) properly demand appraisal of their applicable shares of Liberty TripAdvisor common stock, (iv) meet certain statutory requirements described in this proxy statement and otherwise comply in all respects with the applicable statutory procedures to demand and perfect their appraisal rights, and (v) do not fail to perfect, effectively withdraw their demands or otherwise waive or lose their rights to appraisal will be entitled to seek appraisal of their shares of Liberty TripAdvisor common stock in connection with the merger under Section 262 of the DGCL. The requirements under Section 262 of the DGCL for perfecting and exercising appraisal rights are described in further detail in the section of this proxy statement captioned “Appraisal Rights” which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262).
This means that these holders of record of, and beneficial owners of, shares of Liberty TripAdvisor common stock who perfect their appraisal rights may be entitled to have their shares of Liberty TripAdvisor common stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of Liberty TripAdvisor common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the merger through the date of payment of the judgment, which will be compounded quarterly and will accrue at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment (except that, at any time before the entry of judgment in the proceeding, the surviving corporation may pay to each person entitled to appraisal, an amount in cash, in which case interest will accrue thereafter as provided in Section 262 of the DGCL only upon the sum of (i) the difference, if any, between the amount so paid and the fair value of the shares of Liberty TripAdvisor common stock as determined by the Delaware Court of Chancery, and (ii) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, any holders of record or beneficial owners who wish to seek appraisal of their shares of Liberty TripAdvisor common stock are encouraged to seek the advice of financial and legal counsel with respect to the exercise of appraisal rights. Persons considering seeking appraisal should be aware that the judicially determined fair value of their shares of Liberty TripAdvisor common stock as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would otherwise be entitled to receive pursuant to the merger agreement if they did not seek appraisal of their shares of Liberty TripAdvisor common stock. For more information, see the section entitled “Appraisal Rights—Determination of Fair Value.”
To exercise appraisal rights, a holder of record of, or a beneficial owner of, shares of Liberty TripAdvisor common stock must, among other things, (i) properly submit a written demand for appraisal of such holder’s shares or such beneficial owner’s shares of Liberty TripAdvisor common stock to Liberty TripAdvisor before the vote is taken on the merger proposal at the special meeting (and must not fail to perfect or effectively withdraw the demand or otherwise waive or lose the right to appraisal), which such demands must reasonably inform Liberty TripAdvisor of the identity of the stockholder or beneficial owner making such demand, as applicable, and that the stockholder or beneficial owner intends to demand the appraisal of the stockholder’s or beneficial owner’s shares of Liberty TripAdvisor common stock, (ii) not vote, whether in person by attending via live webcast or by executing and returning a proxy, in favor of the merger proposal with respect to the shares of Liberty TripAdvisor common stock for which such holder of record or beneficial owner intends to demand appraisal (whether by voting against, abstaining or not voting its shares with respect to the merger proposal), (iii) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) the subject shares of Liberty TripAdvisor common stock on and from the date of making the demand for appraisal through the effective date of the merger, and (iv) strictly comply with all other procedures and requirements for exercising appraisal rights under the DGCL. If you are a beneficial owner of shares of Liberty TripAdvisor common stock and you wish to exercise your appraisal rights in such capacity, in addition to the foregoing requirements, your written demand for appraisal must also (i) reasonably identify the holder of record of the shares of Liberty TripAdvisor common stock for which the demand is made, (ii) be accompanied by documentary evidence of your beneficial ownership of Liberty TripAdvisor common stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and (iii) provide an address at which you consent to receive notices given by the surviving corporation hereunder and to be set forth on the verified list required by Section 262(f) of DGCL. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. The requirements under Section 262 of the DGCL for perfecting and exercising appraisal rights are described in further detail in the section of this proxy statement captioned “Appraisal Rights,” which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which may be accessed without subscription or cost at following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262).
Mr. Maffei and Certares have agreed to waive any appraisal rights to which they may be entitled under the DGCL with respect to the shares of Liberty TripAdvisor capital stock held by them pursuant to the voting agreements.

QUESTIONS & ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers address some commonly asked questions regarding the merger, the combination, the merger agreement and the special meeting. These questions and answers may not address all questions that are important to you. Liberty TripAdvisor encourages you to carefully read the more detailed information contained elsewhere in this proxy statement, including the annexes to this proxy statement and the other documents to which Liberty TripAdvisor refers in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement captioned “Where You Can Find Additional Information.”
Q:
Why am I receiving these materials?

A:
The Liberty TripAdvisor Board is furnishing this proxy statement and form of proxy card to Liberty TripAdvisor stockholders as of the record date in connection with a significant opportunity for stockholders of Liberty TripAdvisor, pursuant to which Tripadvisor would own and hold, directly or indirectly, all of the assets and liabilities of Liberty TripAdvisor, and certain shares of Liberty TripAdvisor common stock would be converted into the right to receive cash, and to invite you to attend a virtual special meeting of holders of shares of Liberty TripAdvisor common stock to consider and approve this opportunity.

On December 18, 2024, Liberty TripAdvisor entered into the merger agreement. Subject to the requisite approvals and the satisfaction or (to the extent permitted) waiver of certain other closing conditions, Tripadvisor will acquire Liberty TripAdvisor through the merger of Merger Sub with and into Liberty TripAdvisor, with Liberty TripAdvisor surviving the merger as the surviving corporation and becoming an indirect wholly owned subsidiary of Tripadvisor. The merger will be immediately followed by a merger of Liberty TripAdvisor, as the surviving corporation in the merger, with and into ParentSub LLC, with ParentSub LLC surviving the ParentSub LLC merger as the surviving company and a wholly owned subsidiary of Tripadvisor. In order to complete the merger, the holders of shares of Liberty TripAdvisor common stock must vote to approve the adoption of the merger agreement and the charter amendment at the special meeting and the holders of shares of Liberty TripAdvisor preferred stock must vote to approve at the special meeting or deliver a written consent for the adoption of the charter amendment. These approvals are conditions to the consummation of the merger. See the section entitled “Merger Agreement—Conditions to Consummation of the Merger.” Prior to the date hereof, pursuant to the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of the consent record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting. This notice also constitutes notice to the holders of Liberty TripAdvisor common stock as of the consent record date pursuant to Section 228(e) of the DGCL of the above referenced action by written consent taken by Certares.
This proxy statement, which you should read carefully, contains important information about the merger, the merger agreement, the special meeting and the matters to be voted on at the special meeting. The enclosed materials allow you to submit a proxy to vote your shares of Liberty TripAdvisor common stock without attending the special meeting and to ensure that your shares of Liberty TripAdvisor common stock are represented and voted at the special meeting.
Your vote is very important. Even if you plan to attend the special meeting, Liberty TripAdvisor encourages you to submit a proxy as soon as possible.
Q:
What is the merger and what effects will it have on Liberty TripAdvisor?

A:
The merger is the acquisition of Liberty TripAdvisor by Tripadvisor. If the merger proposal and the charter amendment proposal are approved by Liberty TripAdvisor stockholders pursuant to the requisite approvals and the other closing conditions under the merger agreement are satisfied or (to the extent permitted) waived, Merger Sub will merge with and into Liberty TripAdvisor, with Liberty TripAdvisor continuing as the surviving corporation in the merger, and Tripadvisor will cause ParentSub LLC to effectuate the ParentSub LLC merger immediately following the merger, with ParentSub LLC surviving the ParentSub LLC merger as the surviving company and a wholly owned subsidiary of Tripadvisor. Following completion of the merger, there will be no further market for the shares of Liberty TripAdvisor common stock and, as promptly as practicable following the effective time and in compliance with applicable law, Liberty TripAdvisor common stock will no longer be quoted on the OTC market and price quotations will no longer be available for the Liberty TripAdvisor common stock. In addition, the registration of Liberty TripAdvisor common stock under the Exchange Act and Liberty TripAdvisor’s reporting obligations under the Exchange Act will be terminated following application to the SEC.
Q:
What will I receive if the merger is completed?

A:
Upon completion of the merger, for each share of Liberty TripAdvisor common stock issued and outstanding immediately prior to the effective time (other than excluded treasury shares) that you own, you will be entitled to receive $0.2567 in cash, without interest and less any applicable withholding taxes, unless you have not voted in favor of the merger proposal, properly demanded appraisal of your shares of Liberty TripAdvisor common stock, properly perfected and exercised, and not effectively withdrawn or subsequently waived or lost, your appraisal rights under the DGCL.

Upon completion of the merger, for all shares of Liberty TripAdvisor preferred stock issued and outstanding immediately prior to the effective time (other than the excluded treasury shares), the holders of shares of Liberty TripAdvisor preferred stock will be entitled to receive in the aggregate (i) $42,471,000 in cash, without interest and (ii) 3,037,959 validly issued, fully paid and nonassessable shares of Tripadvisor common stock, less any required tax withholdings.
Q:
How does the common share merger consideration compare to the market price of Liberty TripAdvisor common stock?

A:
The common share merger consideration is $0.2567. Based on OTC quotations, the 30 trading-day volume-weighted average price for Liberty TripAdvisor Series A common stock as of December 18, 2024 was approximately $0.41 and the closing price of Liberty TripAdvisor Series A common stock and Series B common stock per share on December 18, 2024, the last full trading day before public announcement of the merger agreement, was approximately $0.37 and $3.64, respectively. There is no established public trading market for Liberty TripAdvisor Series B common stock and it is not actively traded. The OTC market quotations for Liberty TripAdvisor Series A common stock and Liberty TripAdvisor Series B common stock reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

Q:
How does the preferred share merger consideration compare to the market price of Liberty TripAdvisor preferred stock?

A:
Liberty TripAdvisor preferred stock is held by one holder. As a result, there is no market price for Liberty TripAdvisor preferred stock.

Q:
What will happen to Liberty TripAdvisor incentive awards?

A:
Each stock option with respect to Liberty TripAdvisor common stock outstanding at the effective time, whether vested or unvested, for which the per share exercise price is less than the common share merger consideration will become fully vested and will terminate and be automatically cancelled as of immediately prior to the effective time in exchange for the right to receive a lump sum cash payment, net of taxes, in an amount equal to (i) the number of shares of Liberty TripAdvisor common stock underlying such stock option multiplied by (ii) an amount equal to the common share merger consideration minus the applicable exercise price. Each stock option with respect to Liberty TripAdvisor common stock outstanding at the effective time, whether vested or unvested, for which the per share exercise price is equal to or greater than the common share merger consideration will terminate and be cancelled as of immediately prior to the effective time, without any consideration being payable in respect thereof, and have no further force or effect. As of the date hereof, all stock options have a per share exercise price that is greater than the common share merger consideration.

Each outstanding cash award, whether vested or unvested, outstanding at the effective time will be paid (in the case of performance-based cash awards, at the applicable target level of performance), net of taxes, on the date of the closing of the merger.
Q:
What am I being asked to vote on at the special meeting?

A:
Holders of shares of Liberty TripAdvisor common stock are being asked to vote on the following proposals:

•
Merger Proposal:   A proposal to approve the adoption of the merger agreement;

•
Charter Amendment Proposal:   A proposal to approve the adoption of the charter amendment;

•
Compensation Proposal:   A proposal to approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to Liberty TripAdvisor’s named executive officers that is based on or related to the merger agreement and the transactions contemplated thereby; and

•
Adjournment Proposal:   A proposal to approve the adjournment of the special meeting from time to time to solicit additional proxies in favor of the merger proposal or the charter amendment proposal, as applicable, if there are insufficient votes at the time of such adjournment to approve the merger proposal or the charter amendment proposal or if otherwise determined by the chairperson of the meeting to be necessary or appropriate.

Completion of the merger is conditioned on the requisite holders of shares of Liberty TripAdvisor common stock approving the merger proposal and the charter amendment proposal, and the holders of shares of Liberty TripAdvisor preferred stock approving or consenting to the charter amendment proposal. Prior to the date hereof, pursuant to the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of the consent record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting. The completion of the merger is not conditioned on the approval of the compensation proposal or the adjournment proposal.
Q:
When will the special meeting be held and how can I attend?

A:
The special meeting will be held virtually at [      ], Mountain time, on [      ], 2025. The special meeting can be accessed at www.virtualshareholdermeeting.com/[   ].

Holders of record of shares of Liberty TripAdvisor common stock may vote their shares during the special meeting by visiting [      ]. To enter the special meeting, Liberty TripAdvisor stockholders will need the 16-digit control number that is printed in the box marked by the arrow on their proxy cards. Liberty TripAdvisor recommends that its stockholders log in at least fifteen minutes before the applicable special meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the special meeting. If your shares are held in “street name,” through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares.
Even if you plan to attend the special meeting, Liberty TripAdvisor recommends that the holders of shares of Liberty TripAdvisor common stock vote their shares in advance as described below so that their vote will be counted even if they later decide not to or become unable to attend the special meeting.
Q:
Who is entitled to vote at the special meeting?

A:
If you are a stockholder of record of Liberty TripAdvisor on the record date, you are entitled to receive notice of the special meeting. If you are a holder of record of shares of Liberty TripAdvisor common stock on the record date, you are entitled to vote at the special meeting.

The holders of shares of Liberty TripAdvisor preferred stock are not being asked to vote, and are not entitled to any voting powers, on the proposals to be presented at the special meeting because such votes are not required by the Liberty TripAdvisor certificate of incorporation, the Liberty TripAdvisor bylaws, the certificate of designations or the laws of the State of Delaware (other than in respect of the charter amendment proposal, which, prior to the date hereof and pursuant to the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock consent record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting).
Q:
What vote is required to approve the merger proposal?

A:
Approval of the merger proposal requires the affirmative vote of holders of a majority of the aggregate voting power of the outstanding shares of Liberty TripAdvisor common stock entitled to vote thereon, voting together as a single class.

Q:
What vote is required to approve the charter amendment proposal?

A:
Approval of the charter amendment proposal requires both (i) the affirmative vote of holders of a majority of the aggregate voting power of the outstanding shares of Liberty TripAdvisor common stock entitled to vote thereon, voting together as a single class, and (ii) written consent or affirmative vote of a majority of the holders of the outstanding shares of Liberty TripAdvisor preferred stock entitled to vote thereon, given in writing or by vote at the special meeting, consenting or voting (as the case may be), separately as a class.

Q:
What vote is required to approve the compensation proposal?

A:
Approval of the compensation proposal requires the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Liberty TripAdvisor common stock present in person or represented by proxy at the special meeting and entitled to vote on such proposal at the special meeting, voting together as a single class.

Q:
What vote is required to approve the adjournment proposal?

A:
Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Liberty TripAdvisor common stock that are present in person or represented by proxy at the special meeting and entitled to vote on the adjournment proposal at the special meeting, voting together as a single class.

Q:
What happens if I fail to vote or abstain from voting on a proposal?

A:
If you (i) are a stockholder of record and fail to submit a signed proxy card, grant a proxy over the internet or by telephone, or vote your shares at the special meeting, or if you (ii) hold in “street name” and you fail to instruct your broker, bank or other nominee on how to vote your shares, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting, and such failure to vote will have the same effect as voting “AGAINST” the merger proposal or the charter amendment proposal, as applicable, but will not have any effect on the outcome of the vote on the compensation proposal or the adjournment proposal (assuming a quorum is present).

If you abstain from voting by returning a proxy with an “abstain” instruction, your shares will be counted as present for purposes of determining the presence of a quorum, and such abstention will have the same effect as voting “AGAINST” the proposals.
Q:
How will Liberty TripAdvisor’s directors and executive officers and certain other stockholders vote on the special meeting proposals?

A:
[Liberty TripAdvisor’s directors and executive officers have informed Liberty TripAdvisor that, as of the date of this proxy statement, they intend to vote all of the shares of Liberty TripAdvisor common stock owned directly by them in favor of the merger proposal, the charter amendment proposal, the compensation proposal and the adjournment proposal.] As of the record date, Liberty TripAdvisor’s directors and executive officers beneficially owned and were entitled to vote, in the aggregate, approximately [      ]% of the voting power of the shares of Liberty TripAdvisor common stock outstanding as of the record date. For more information, see the section entitled “Special Factors—Intent of Liberty TripAdvisor’s Directors and Executive Officers to Vote in Favor of the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal.”
In connection with the transactions contemplated by the merger agreement, Mr. Maffei entered into the Maffei voting agreement with Tripadvisor and Liberty TripAdvisor. Pursuant to the Maffei voting agreement, Mr. Maffei has agreed, subject to the terms of the Maffei voting agreement, to vote or cause to be voted his shares of Liberty TripAdvisor common stock, representing approximately [ ] % of the total voting power of the issued and outstanding shares of Liberty TripAdvisor common stock in the aggregate as of the record date, among other things, in favor of the merger proposal, the charter amendment proposal and the adjournment proposal, except that, if the Liberty TripAdvisor Board (or a duly authorized committee thereof) changes its recommendation (as described in “Merger Agreement—Liberty TripAdvisor Change in Recommendation”) and Tripadvisor elects not to terminate the merger agreement prior to the special meeting, the number of shares held by Mr. Maffei subject to the foregoing voting requirements will be limited to the number of shares of Liberty TripAdvisor common stock representing 33.37% of the total voting power of the shares of Liberty TripAdvisor common stock, with any shares in excess of such amount to be voted on such matters in the same proportion as voted by the stockholders of Liberty TripAdvisor other than Mr. Maffei. For more information, see the section entitled “Other Agreements Related to the Merger—Maffei Voting Agreement.”
In connection with the transactions contemplated by the merger agreement, Certares entered into the Certares voting agreement with Tripadvisor and Liberty TripAdvisor. Pursuant to the Certares voting agreement, Certares has agreed, subject to the terms of the Certares voting agreement, to vote or cause to be voted, or to provide its written consent to in respect of, its shares of Liberty TripAdvisor preferred stock, representing all of the shares of Liberty TripAdvisor preferred stock issued and outstanding as of the consent record date, among other things, in favor of the charter amendment proposal. For more information, see the section entitled “Other Agreements Related to the Merger—Certares Voting Agreement.” Prior to the date hereof, pursuant to the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of the consent record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting.
Q:
What do I need to do now?

A:
Liberty TripAdvisor encourages you to read this proxy statement, the annexes to this proxy statement and the documents that Liberty TripAdvisor refers to in this proxy statement carefully and consider how the merger affects you. Then, even if you expect to attend the special meeting, please sign, date and return, as promptly as possible, the enclosed proxy card (a prepaid reply envelope is provided for your convenience), or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card), so that your shares can be voted at the special meeting. If you hold your shares in “street name,” please refer to the voting instruction form provided by your bank, broker or other nominee for information on how to vote your shares. Please do not send your certificates with your proxy card.

Q:
How does the Liberty TripAdvisor Board recommend that I vote?

A:
The Liberty TripAdvisor Board has unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, were fair to, and in the best interests of, Liberty TripAdvisor and Liberty TripAdvisor stockholders (including the disinterested stockholders (as defined below)), and declared advisable, authorized, approved and adopted the merger agreement and the transactions contemplated by the merger agreement, including the merger and the Tripadvisor loan facility, (ii) approved the execution and delivery of the merger agreement by Liberty TripAdvisor, the performance by Liberty TripAdvisor of its covenants and agreements contained therein, and the consummation of the merger, the Tripadvisor loan facility and the other transactions contemplated thereby, upon the terms and conditions set forth therein, (iii) declared advisable, fair to, and in the best interests of, Liberty TripAdvisor and the Liberty TripAdvisor stockholders (including the disinterested stockholders) each of the transaction documents and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, and Liberty TripAdvisor’s consummation and performance of the transactions contemplated by the transaction documents, (iv) approved the transaction documents and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, (v) approved and declared advisable the charter amendment, and (vi) directed that each of the merger agreement, the charter amendment and the compensation proposal be submitted to the Liberty TripAdvisor stockholders entitled to vote thereon at the special meeting for the approval of the adoption thereof, and unanimously recommended that holders of shares of Liberty TripAdvisor common stock vote “FOR” the merger proposal and “FOR” the compensation proposal, and that holders of shares of Liberty TripAdvisor capital stock vote “FOR” the charter amendment proposal. For the factors considered by the Liberty TripAdvisor Board in reaching its decision to approve the merger agreement and the other transaction documents and to recommend the merger proposal, the charter amendment proposal and the compensation proposal to the Liberty TripAdvisor stockholders, as applicable, see the section entitled “Special Factors—Reasons for the Merger; Recommendation of the Liberty TripAdvisor Board; Fairness of the Merger.”
The “disinterested stockholders” means the holders of the outstanding shares of Liberty TripAdvisor capital stock, other than any outstanding shares beneficially owned, directly or indirectly, by (i) Tripadvisor and its subsidiaries, (ii) Gregory B. Maffei and his affiliates, (iii) the members of the Tripadvisor Board and officers of Tripadvisor (within the meaning of Rule 16a-1(f) of the Exchange Act), (iv) the members of the Liberty TripAdvisor Board and officers of Liberty TripAdvisor (within the meaning of Rule 16a-1(f) of the Exchange Act) or (v) the immediate family members (as defined in Item 404 of Regulation S-K) of any of the foregoing.
You should be aware that some of Liberty TripAdvisor’s directors and executive officers have interests in the merger that are different from, or are in addition to, the interests of Liberty TripAdvisor’s stockholders generally. See the section entitled “Special Factors—Interests of Liberty TripAdvisor’s Directors and Executive Officers in the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal.”
Q:
What happens if the merger is not completed?

A:
If the merger proposal is not approved by the holders of shares of Liberty TripAdvisor common stock, if the charter amendment proposal is not approved by the holders of shares of Liberty TripAdvisor common stock or if the merger is not completed for any other reason, Liberty TripAdvisor stockholders will not receive any payment for their shares of Liberty TripAdvisor capital stock in connection with the merger. Instead, (i) Liberty TripAdvisor will remain an independent publicly traded company, (ii) Liberty TripAdvisor common stock will continue to be quoted on the OTC market, (iii) Liberty TripAdvisor stockholders will remain the stockholders of Liberty TripAdvisor and (iv) Liberty TripAdvisor will continue to file periodic reports with the SEC. As a result of the substantial doubt as to Liberty TripAdvisor’s ability to continue as a going concern, if the merger is not consummated, Liberty TripAdvisor may lack sufficient liquidity to continue its operations and may need to restrict its spending, liquidate all or a portion of its assets or pursue other strategic alternatives, and/or seek protection under the provisions of the U.S. Bankruptcy Code.

Further, Tripadvisor has agreed to provide Liberty TripAdvisor with the Tripadvisor loan facility, as more fully described in the section entitled “Special Factors—Tripadvisor Loan Facility,” for Liberty TripAdvisor to repurchase or settle its exchange obligation in full in cash with respect to any exchangeable senior debentures that holders of such exchangeable senior debentures have put or exchanged prior to the consummation of the merger. Thereafter, if the merger is not consummated, the Tripadvisor loan facility will mature on (x) the earlier of (i) the termination date and (ii) 15 business days after the valid termination of the merger agreement or (y) such other later date as may be agreed by Tripadvisor and Liberty TripAdvisor. The Tripadvisor loan facility must be repaid at maturity in cash by Liberty TripAdvisor. For more information about the Tripadvisor loan facility and the exchangeable senior debentures, please see the sections entitled “Special Factors—Tripadvisor Loan Facility” and “Merger Agreement—Treatment of Exchangeable Senior Debentures,” respectively.
In addition, in specified circumstances in which the merger agreement is terminated, Liberty TripAdvisor has agreed to pay Tripadvisor a termination fee of $16,310,000, as more fully described in the section entitled “Merger Agreement—Termination Fee.”
Q:
What is the compensation that will or may become payable by Liberty TripAdvisor to its named executive officers in connection with the merger?

A:
Directors and executive officers of Liberty TripAdvisor hold stock options with respect to shares of Liberty TripAdvisor common stock and cash awards, which, (a) in the case of each stock option outstanding at the effective time, whether vested or unvested, for which the per share exercise price is less than the common share merger consideration will become fully vested and will terminate and be automatically cancelled as of immediately prior to the effective time in exchange for the right to receive a lump sum cash payment, net of taxes, in an amount equal to (i) the number of shares of Liberty TripAdvisor common stock underlying such stock option multiplied by (ii) an amount equal to the common share merger consideration minus the applicable exercise price, (b) in the case of each stock option outstanding at the effective time, whether vested or unvested, for which the per share exercise price is equal to or greater than the common share merger consideration will terminate and be cancelled as of immediately prior to the effective time, without any consideration being payable in respect thereof, and have no further force or effect, and (c) in the case of each outstanding cash award, whether vested or unvested, outstanding at the effective time will be paid (in the case of performance-based cash awards, at the applicable target level of performance), net of taxes, on the date of the closing of the merger. As of the date hereof, all stock options have a per share exercise price that is greater than the common share merger consideration. The compensation that will or may become payable by Liberty TripAdvisor to its named executive officers in connection with the merger is described in more detail in the sections entitled “Special Factors—Interests of Liberty TripAdvisor’s Directors and Executive Officers in the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal” and “Special Factors—Quantification of Potential Payments and Benefits to Liberty TripAdvisor’s Named Executive Officers in Connection with the Merger.”

Q:
Why am I being asked to cast a vote to approve the compensation that will or may become payable by Liberty TripAdvisor to its named executive officers in connection with the merger?

A:
Under SEC rules, Liberty TripAdvisor is required to seek an advisory (non-binding) vote with respect to certain compensation that may be paid or become payable to Liberty TripAdvisor’s named executive officers that is based on or otherwise relates to the merger agreement and the transactions contemplated thereby.

Q:
What will happen if Liberty TripAdvisor stockholders do not approve the compensation proposal?

A:
Approval of the compensation proposal by holders of shares of Liberty TripAdvisor common stock is not required for completion of the merger. If the merger proposal and the charter amendment proposal are approved and the merger is completed, the compensation will be payable, subject only to conditions applicable thereto, regardless of the outcome of the vote on the compensation proposal.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
You are a “stockholder of record” or a “holder of record” if your shares are registered directly in your name with Broadridge Financial Solutions, Inc., the transfer agent for Liberty TripAdvisor. As the stockholder of record of shares entitled to vote at such meeting, you have the right to vote during the special meeting. You may also vote by Internet, telephone or mail, as described in the notice and below under the heading “How may I vote?”

You are deemed to beneficially own shares in “street name” if your shares are held by a broker, bank or other nominee or other similar organization. Your broker, bank or other nominee will send you, as the beneficial owner, a package describing the procedure for voting your shares. You should follow the instructions provided by them to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee.
Q:
If my broker holds my shares in “street name,” will my broker vote my shares for me?

A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Brokers who hold shares in street name for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters determined to be “non-routine” without specific instructions from the beneficial owner. It is expected that all of the proposals to be voted on at the special meeting are “non-routine” matters.

If you are a beneficial owner of shares and you do not instruct your broker, bank or other nominee on how to vote your shares:
•
your shares will not be counted as present and entitled to vote for purposes of determining a quorum; and

•
your broker, bank or other nominee may not vote your shares, which will have the effect of a vote “AGAINST” the merger proposal and the charter amendment proposal and will have no effect on the outcome of the compensation proposal or the adjournment proposal.

Q:
How may I vote?

A:
Attendance at the special meeting is not required in order to vote. If you are a holder of record of shares of Liberty TripAdvisor common stock, you may submit your proxy before, and without attending, the special meeting in one of the following ways:

•
Via the Internet-visit the website shown on your proxy card to vote via the Internet;

•
Telephone voting-use the toll-free number shown on your proxy card;

•
Mail-complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope; or

•
You may also vote during the special meeting.

Holders of record of shares of Liberty TripAdvisor common stock may vote their shares during the special meeting by visiting www.virtualshareholdermeeting.com/[   ]. To enter the special meeting, Liberty TripAdvisor stockholders will need the 16-digit control number that is printed in the box marked by the arrow on their proxy cards. Liberty TripAdvisor recommends that its stockholders log in at least fifteen minutes before the applicable special meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the special meeting.
If your shares are held in “street name,” through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares.
Even if you plan to attend the special meeting, Liberty TripAdvisor recommends that the holders of shares of Liberty TripAdvisor common stock vote their shares in advance as described above so that their vote will be counted even if they later decide not to or become unable to attend the special meeting.
Q:
Why did Liberty TripAdvisor choose to hold a virtual special meeting?

A:
The Liberty TripAdvisor Board decided to hold the special meeting virtually in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from virtually any location around the world, at no cost. However, you will bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of Liberty TripAdvisor common stock. The written document describing the matters to be considered and voted on at the special meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Liberty TripAdvisor common stock is called a “proxy card.” You may follow the instructions on the proxy card to designate a proxy by telephone or by the Internet in the same manner as if you had signed, dated and returned a proxy card. Renee L. Wilm and Brian J. Wendling, with full power of substitution and re-substitution, have been designated as proxy holders for the special meeting by the Liberty TripAdvisor Board.

Q:
May I change or revoke my vote after I have delivered my proxy or voting instruction form?

A:
Yes. Any stockholder giving a proxy has the power to revoke it at any time before the proxy is voted at the special meeting. If you are a stockholder of record, you may revoke your proxy in any of the following ways:

•
by logging onto the Internet website specified on your proxy card in the same manner you would to submit your proxy electronically or by calling the telephone number specified on your proxy card, in each case, if you are eligible to do so;

•
by sending a notice of revocation or a completed proxy card bearing a later date than your original proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

•
by attending and voting at the special meeting.

Any signed proxy revocation or new signed proxy must be received before the beginning of the special meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on the day before the special meeting, if your shares are held directly.
If your shares are held by a broker, bank or other nominee, you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so.
Q:
If a stockholder gives a proxy, how are the shares voted?

A:
Regardless of the method you choose to grant your proxy, the individual(s) named on the enclosed proxy card, with full power of substitution and re-substitution, will vote your shares in the way that you direct.

If you sign and date your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted as recommended by the Liberty TripAdvisor Board with respect to each proposal. This means that they will be voted: (i) “FOR” the merger proposal, (ii) “FOR” the charter amendment proposal, (iii) “FOR” the compensation proposal and (iv) “FOR” the adjournment proposal, and in the proxyholders’ discretion with respect to any other business that may properly come before the special meeting.
Q:
Should I send in my Liberty TripAdvisor capital stock certificates now?

A:
No. You should not submit your stock certificates at this time. Promptly after the effective time, if you held certificates representing Liberty TripAdvisor capital stock immediately prior to the effective time, a paying agent selected by Tripadvisor with Liberty TripAdvisor’s prior written approval will send you a letter of transmittal and instructions for exchanging your shares of Liberty TripAdvisor capital stock for the merger consideration. Upon surrender of the certificates for cancellation along with the executed letter of transmittal and other required documents described in the instructions, a holder of shares of Liberty TripAdvisor capital stock will receive the applicable merger consideration.

Holders of shares of Liberty TripAdvisor capital stock in book-entry form immediately prior to the effective time will not need to take any action to receive the applicable merger consideration.

Q:
What happens if I sell or transfer my shares of Liberty TripAdvisor common stock after the record date but before the special meeting?

A:
The record date for the special meeting is earlier than the date of the special meeting and the expected effective date of the merger. If you sell or transfer your shares of Liberty TripAdvisor common stock after the record date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or transfer your shares and each of you notifies Liberty TripAdvisor in writing of such special arrangements, you will transfer the right to receive the merger consideration with respect to such shares, if the merger is completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the special meeting. In order to receive the merger consideration, you must hold your shares through the effective time. In addition, if you sell or otherwise transfer your shares of Liberty TripAdvisor common stock prior to the effective time, you will lose any appraisal rights with respect to such shares. Even if you sell or transfer your shares of Liberty TripAdvisor common stock after the record date, Liberty TripAdvisor encourages you to sign, date and return the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card).

Q:
What should I do if I receive more than one set of voting materials?

A:
Please sign, date and return (or grant your proxy electronically over the internet or by telephone for) each proxy card and voting instruction form that you receive to ensure that all of your shares are voted.

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms, if your shares are registered differently or are held in more than one account. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote all voting materials that you receive.
Q:
Where can I find the voting results of the special meeting?

A:
The preliminary voting results will be announced at the special meeting. In addition, within four business days (as defined in the merger agreement) of the special meeting, Liberty TripAdvisor intends to file the final voting results with the SEC on a Current Report on Form 8-K.

Q:
Will I be subject to U.S. federal income tax upon the exchange of Liberty TripAdvisor common stock for cash pursuant to the merger?

A:
The receipt of cash in exchange for shares of Liberty TripAdvisor common stock pursuant to the merger by holders who do not also own shares of Liberty TripAdvisor preferred stock will generally be a taxable transaction for U.S. federal income tax purposes. Such receipt of cash by a holder of shares of Liberty TripAdvisor common stock that is a U.S. holder will generally result in the recognition of gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received in the merger and (ii) such U.S. holder’s adjusted tax basis in the shares of Liberty TripAdvisor common stock exchanged therefor. Such gain or loss will generally constitute long-term capital gain or loss if the U.S. holder’s holding period for the Liberty TripAdvisor common stock exchanged is more than one year as of the date of the merger. A non-U.S. holder will generally not be subject to U.S. federal income tax with respect to the exchange of shares of Liberty TripAdvisor common stock for cash in the merger unless such non-U.S. holder has certain connections to the United States. See the section entitled “U.S. Federal Income Tax Considerations of the Merger” for additional information. Holders of shares of Liberty TripAdvisor common stock should consult with their tax advisors regarding the tax considerations of the merger.

Q:
When do you expect the merger to be completed?

A:
Liberty TripAdvisor currently expects to complete the merger in the second quarter of 2025. However, the exact timing of completion of the merger, if at all, cannot be predicted because the merger is subject to the closing conditions specified in the merger agreement, many of which are outside of Liberty TripAdvisor’s control.

Q:
What governmental and regulatory approvals are required?

A:
Liberty TripAdvisor and Tripadvisor do not expect the merger to be subject to the HSR Act and the rules promulgated thereunder. Liberty TripAdvisor and Tripadvisor do not expect the completion of the merger to be subject to any other notifications or receipts of other regulatory approvals.

Q:
Am I entitled to appraisal rights under the DGCL?

A:
For information regarding the appraisal rights of holders of shares of Liberty TripAdvisor common stock in connection with the merger, see the section entitled “Summary Term Sheet—Appraisal Rights.”

Q:
Do any of Liberty TripAdvisor’s directors or officers have interests in the merger that may differ from those of Liberty TripAdvisor stockholders generally?

A:
For information regarding the interests that Liberty TripAdvisor’s directors or officers have in the merger that may differ from those of Liberty TripAdvisor stockholders generally, see the section entitled “Summary Term Sheet—Interest of Liberty TripAdvisor’s Directors and Executive Officers in the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal.”

Q:
Who can help answer my questions?

A:
If you have any questions about the special meeting, the merger, how to vote, or if you need additional copies of this proxy statement or documents incorporated by reference herein, you should contact Liberty TripAdvisor or its proxy solicitor in writing or by telephone at the following addresses and telephone numbers:

Liberty TripAdvisor Holdings, Inc.
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5700
Attention: Investor Relations
or
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers may call: (212) 256-9086
Stockholders may call toll free: (888) 280-6942
LTRPA@dfking.com

SPECIAL FACTORS
Background of the Merger
The following chronology summarizes the key meetings and other events between the representatives of Liberty TripAdvisor and Tripadvisor that led to the signing of the merger agreement and the other transaction documents. This summary does not catalogue every conversation among the boards of directors, the Tripadvisor special committee or the representatives of each company and other parties. All meetings were held telephonically unless otherwise noted.
As part of the ongoing consideration and evaluation of its long-term prospects and strategies, the Liberty TripAdvisor Board and Liberty TripAdvisor management have regularly reviewed and assessed their respective business strategies and objectives, including strategic opportunities and challenges, and have considered the various strategic options potentially available, all with the goal of enhancing value for Liberty TripAdvisor’s stockholders.
In December 2023, Liberty TripAdvisor management began informal discussions with Liberty TripAdvisor’s financial advisor, Citi, regarding potential solutions to address Liberty TripAdvisor’s leverage concerns given the upcoming required redemption for cash on March 27, 2025 of the Liberty TripAdvisor preferred stock and the right of the holders of the exchangeable senior debentures to require Liberty TripAdvisor to purchase the exchangeable senior debentures also on March 27, 2025. Citi was selected by Liberty TripAdvisor to act as its financial advisor based on Citi’s qualifications, experience and reputation as an internationally recognized investment banking firm that regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Following those discussions, Liberty TripAdvisor management made informal calls to three potential financial sponsors, which we refer to as Party 1, Party 2 and Party 3, to explore any interest in a potential strategic transaction involving Liberty TripAdvisor and Tripadvisor.
On January 2, 2024, Liberty TripAdvisor shared certain correspondence and other materials with Party 1, Party 2 and Party 3 as a follow up to the informal calls between Liberty TripAdvisor management and such parties in December 2023.
On January 12, 2024, Liberty TripAdvisor received a non-binding indication of interest from Party 1, proposing to acquire all of the issued and outstanding shares of capital stock of Tripadvisor and Liberty TripAdvisor in an all-cash transaction at a purchase price of $24.50 to $26.50 per share of Tripadvisor common stock, subject to due diligence and other customary conditions (the “January 12 Proposal”). Neither Party 2 nor Party 3 submitted any indication of interest.
Between January 12, 2024 and January 25, 2024, Liberty TripAdvisor management had separate discussions with counsel to Party 1 and Tripadvisor management regarding the January 12 Proposal.
On January 25, 2024, the Tripadvisor Board met with members from Tripadvisor management with its legal advisors present. At the meeting, the Tripadvisor Board (i) discussed the January 12 Proposal and (ii) formed the Tripadvisor special committee to, among other things, consider the January 12 Proposal.
On January 26, 2024, the Liberty TripAdvisor Board met with members of Liberty TripAdvisor management present. During the meeting, Messrs. Maffei and Rosenthaler reported on the January 12 Proposal, other preliminary discussions with a financial sponsor, which we refer to as Party 4, and the formation of the Tripadvisor special committee. In addition, Liberty TripAdvisor management provided an overview of Section 203 of the DGCL (“Section 203”) and the process required for the Liberty TripAdvisor Board and the Tripadvisor Board to grant limited Section 203 waivers to potential bidders, including Party 1, if determined to be appropriate.
On January 31, 2024, Centerview, as financial advisor to the Tripadvisor special committee, provided a relationship disclosure letter to the Tripadvisor special committee, which provided customary relationship disclosures with respect to Tripadvisor, Liberty TripAdvisor and certain other parties.
On February 8, 2024, the Tripadvisor special committee met with representatives of Tripadvisor management, Centerview and Weil, Gotshal & Manges LLP (“Weil”), legal counsel to the Tripadvisor special committee, present, and, after consideration, determined to grant a limited Section 203 waiver to Party 1. The limited Section 203 waiver enabled Party 1 to have non-binding discussions with Liberty TripAdvisor regarding a potential transaction without concern that such discussions would trigger the application of Section 203. However, the Section 203 waiver provided that, among other things, the entry into any binding agreements, arrangements or understandings by and among Tripadvisor, Liberty TripAdvisor and Party 1, and any approval required pursuant to Section 203 with respect to the consummation of a potential transaction with Party 1, remained subject to the consent of the Tripadvisor special committee.
On February 9, 2024, the Liberty TripAdvisor Board executed a unanimous written consent approving a limited Section 203 waiver for Party 1 with respect to certain discussions and arrangements with Liberty TripAdvisor, Tripadvisor or any of their respective affiliates or associates in connection with a potential strategic transaction, subject to the Liberty TripAdvisor Board’s (or any committee thereof) consent to the entry into any binding agreements, arrangements or understandings and subject to any approval by the Liberty TripAdvisor Board (or any committee thereof) required pursuant to Section 203 with respect to the consummation of a potential transaction with Party 1.
On February 12, 2024, Liberty TripAdvisor filed a Schedule 13D amendment describing the authorization for Liberty TripAdvisor management to engage in discussions with respect to a potential transaction pursuant to which all of the issued and outstanding shares of capital stock of Liberty TripAdvisor and Tripadvisor would be acquired for cash.
Also on February 12, 2024, Liberty TripAdvisor provided Certares with notice pursuant to the investment agreement of its intent to initiate a sale process for Liberty TripAdvisor.
On February 13, 2024, the Tripadvisor special committee met with representatives of Tripadvisor management, Centerview and Weil present. At the meeting, the Tripadvisor special committee determined to engage Centerview as its financial advisor. Centerview was selected by the Tripadvisor special committee to act as its financial advisor based on Centerview’s reputation and experience as an internationally recognized investment banking firm that has substantial experience in transactions similar to the merger.
Between February and early March 2024, representatives of Centerview contacted 19 counterparties, of which five were strategic and 14 were financial sponsors, to inquire whether they might be interested in a business combination transaction with Liberty TripAdvisor and Tripadvisor. Of the 19 parties contacted by representatives of Centerview, 11 parties, including Party 1, Party 4, and two other financial sponsors, which we refer to as Party 5 and Party 6, signed nondisclosure agreements (each of which contained a standstill with customary automatic termination provisions, including upon Tripadvisor’s entry into a definitive acquisition agreement with a third party to sell itself) with Tripadvisor. As described further herein, Party 1, Party 4, Party 5 and Party 6 submitted non-binding indications of interest and were invited by Tripadvisor and Liberty TripAdvisor to conduct due diligence.
During the months of February, March and April 2024, Liberty TripAdvisor management, Tripadvisor management, and representatives of Centerview, Citi and Weil held calls with respect to the sale process, including updates on outreach. As part of this sale process, diligence materials were provided to, and meetings were held with, potential bidders, including each of Party 1, Party 4, Party 5 and Party 6 (in each case, commencing at times described more fully herein and continuing until such party determined to withdraw from the process as described below).
In their respective non-binding indications of interest (all of which were subject to due diligence and structuring considerations), Party 4 proposed to acquire 100% of the outstanding equity of both Liberty TripAdvisor and Tripadvisor at a purchase price of $28.25 per share of Tripadvisor common stock in cash, representing an approximately 26% premium to Tripadvisor’s unaffected share price of $22.37 as of February 12, 2024, Party 5 proposed to acquire 100% of the outstanding shares of Tripadvisor (but reserved on treatment of Liberty TripAdvisor generally) at a purchase price of $30.00 per share of Tripadvisor common stock, representing an approximately 38% premium to the unaffected share price of $21.70 as of February 9, 2024, and Party 6 proposed to acquire 100% of the outstanding equity of both Liberty TripAdvisor and Tripadvisor at a purchase price of $28.00 to $30.00 per share of Tripadvisor common stock, reflecting an approximately 25% to 34% premium to Tripadvisor’s unaffected share price of $22.37 as of February 12, 2024.

During March 2024, Liberty TripAdvisor signed nondisclosure agreements, each of which contained a standstill with customary automatic termination provisions, including upon Tripadvisor’s entry into a definitive acquisition agreement with a third party to sell itself, with Party 1, Party 4, Party 5 and Party 6.
On March 6, 2024, the Liberty TripAdvisor Board met with members of Liberty TripAdvisor management present. At the meeting, Liberty TripAdvisor management provided an update on the bid process for Party 1 and reported on the initial bids from Party 4, Party 5 and Party 6, and the Liberty TripAdvisor Board requested that Liberty TripAdvisor management keep the directors informed of any material updates relating to such bids.
On March 7, 2024, the Tripadvisor special committee executed a unanimous written consent approving limited Section 203 waivers for Party 4, Party 5 and Party 6 with respect to certain discussions and arrangements in connection with a potential transaction, the form and substance of which was similar to the limited Section 203 waiver granted to Party 1.
On March 12, 2024, the Liberty TripAdvisor Board executed a unanimous written consent approving limited Section 203 waivers for Party 4, Party 5 and Party 6 with respect to certain discussions and arrangements in connection with a potential transaction, the form and substance of which was similar to the limited Section 203 waiver granted to Party 1.
On March 18, 2024, representatives of Party 6 notified representatives of Centerview that Party 6 determined to prioritize other opportunities it was evaluating, was no longer interested in pursuing a transaction with Liberty TripAdvisor and Tripadvisor, and was withdrawing its proposal.
On March 19, 2024, representatives of Party 4 notified representatives of Centerview that Party 4 determined to prioritize other opportunities it was evaluating, was no longer interested in pursuing a transaction with Liberty TripAdvisor and Tripadvisor, and was withdrawing its proposal.
On March 26, 2024, representatives of Party 5 notified representatives of Centerview that Party 5 determined to prioritize other opportunities it was evaluating, was no longer interested in pursuing a transaction with Liberty TripAdvisor and Tripadvisor, and was withdrawing its proposal.
On April 3, 2024, representatives of Party 1 indicated to Liberty TripAdvisor management that Party 1 was no longer interested in pursuing a transaction with both Liberty TripAdvisor and Tripadvisor but might be willing to explore alternative transactions. The following day, on April 4, 2024, Party 1 notified representatives of Centerview of Party 1’s withdrawal from participation in the sale process due to complexities around potential transaction structure and canceled all remaining diligence calls.
During April 2024, Liberty TripAdvisor management held multiple calls with its legal and other advisors, including O’Melveny & Myers LLP (“O’Melveny”), Potter Anderson & Corroon LLP (“Potter Anderson”) and Skadden, Arps, Slate, Meagher & Flom LLP, each of which serves as legal counsel to Liberty TripAdvisor, to discuss potential alternative transaction structures.
During the course of May, Centerview, on behalf of the Tripadvisor special committee, had preliminary discussions with Certares regarding the terms of Certares’ security in Liberty TripAdvisor in the context of potential transactions it was assessing for Tripadvisor.
On May 8, 2024, Liberty TripAdvisor filed a Schedule 13D amendment disclosing the cessation of discussions with respect to any potential transaction involving the acquisition of Tripadvisor and Liberty TripAdvisor.
Also on May 8, 2024, Liberty TripAdvisor filed its Form 10-Q for the fiscal quarter ended March 31, 2024, in which Liberty TripAdvisor reported the following:
“[W]e believe there is substantial doubt about our ability to continue as a going concern as a result of the required redemption for cash on March 27, 2025 of our 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) and the right of the holders of our 0.50% Exchangeable Senior Debentures due 2051 (the “Debentures’) to require us to purchase their Debentures on March 27, 2025. Although we are exploring alternatives to cover the obligations of the Series A Preferred Stock and Debentures, there can be no assurance that we will be able to enter into a transaction or find such an alternative, in which case we would be forced to cease operations. If we ceased operations, it is likely that our investors would lose their investment.”
Also on May 8, 2024, Tripadvisor reported its earnings results for the first quarter of 2024, following which the share price of Tripadvisor common stock fell from $25.48 as of close of market on May 7, 2024 to $18.16 as of close of market on May 8, 2024.
On May 21, 2024, the Liberty TripAdvisor Board met with members of Liberty TripAdvisor management present. At the meeting, Liberty TripAdvisor management provided an update concerning the cessation of the sales process for Liberty TripAdvisor and Tripadvisor, and led a discussion regarding Liberty TripAdvisor’s alternative strategic options, including a potential bankruptcy filing.
On June 3, 2024, members of Liberty TripAdvisor management began discussions with Certares on potential strategic alternatives.
During the week of June 3, 2024, members of Liberty TripAdvisor management and Tripadvisor management had conversations regarding a potential merger between Liberty TripAdvisor and Tripadvisor.
On June 4, 2024 and June 10, 2024, members of Liberty TripAdvisor management and Certares held calls to discuss a potential merger between Liberty TripAdvisor and Tripadvisor.
On June 7, 2024, Liberty TripAdvisor shared with Certares a preliminary presentation concerning, among other things, certain general considerations for discussion about a potential merger between Liberty TripAdvisor and Tripadvisor.
On June 10, 2024, Liberty TripAdvisor sent a preliminary presentation to Tripadvisor management describing the merits of a potential merger between Liberty TripAdvisor and Tripadvisor as a follow up to the June 3, 2024 call on that same topic.
On June 17, 2024, the Tripadvisor special committee met with representatives of Tripadvisor management, Centerview and Weil present, and, after consideration, determined to grant a limited Section 203 waiver to Certares with respect to certain discussions and arrangements in connection with a potential transaction with Tripadvisor, the form and substance of which was similar to the limited Section 203 waivers granted to Party 1, Party 4, Party 5 and Party 6.
Later on June 17, 2024, Certares sent a preliminary draft transaction overview to Liberty TripAdvisor management reflecting its initial reactions to a potential merger between Liberty TripAdvisor and Tripadvisor.
On June 18, 2024, representatives of Certares and Liberty TripAdvisor management held a call to discuss such potential merger.
On June 26, 2024, Certares, following review by Liberty TripAdvisor management, made an initial proposal (the “June 26 Certares Proposal”) for consideration by the Tripadvisor special committee for a business combination between Liberty TripAdvisor and Tripadvisor, with the form and amount of consideration payable to the holders of Liberty TripAdvisor common stock and Liberty TripAdvisor preferred stock as set forth in the June 26 Certares Proposal determined and proposed by Certares. The June 26 Certares Proposal included (i) the settlement of Liberty TripAdvisor’s variable prepaid forward contract with the delivery of shares of Tripadvisor common stock, (ii) the redemption of the exchangeable senior debentures for $330 million in cash, (iii) holders of Liberty TripAdvisor common stock receiving 1,809,000 shares of Tripadvisor common stock, (iv) Certares, as the holder of all of the outstanding shares of Liberty TripAdvisor preferred stock, receiving $175 million in cash and certain of Tripadvisor’s assets, and (v) the retirement of all other shares of Tripadvisor capital stock held by Liberty TripAdvisor. The transaction overview provided by Certares reflected a proposal in which Certares would receive consideration equal to only 83% of the value at maturity of its preferred stock of Liberty TripAdvisor in order to facilitate a deal.
On July 18, 2024, the Tripadvisor Board met, at which time Liberty TripAdvisor management gave a presentation to the Tripadvisor Board highlighting the benefits to both Liberty TripAdvisor stockholders and Tripadvisor stockholders of a potential combination and setting forth alternative strategies to address Liberty TripAdvisor’s near-term liabilities, noting that in the absence of a strategic transaction Liberty

TripAdvisor may need to consider a potential bankruptcy filing. Following that presentation, the Tripadvisor Board agreed to continue to explore whether the potential transaction outlined in the June 26 Certares Proposal was in the best interest of Tripadvisor and its stakeholders.
On July 26, 2024, representatives of Centerview, on behalf of the Tripadvisor special committee, delivered to Certares the Tripadvisor special committee’s counterproposal to the June 26 Certares Proposal (the “July 26 Tripadvisor Proposal”), which was subsequently shared with Liberty TripAdvisor by representatives of Centerview. The July 26 Tripadvisor Proposal reflected that (i) the holders of Liberty TripAdvisor common stock would receive an aggregate of $25 million in cash or shares of Tripadvisor common stock, with the final form of merger consideration (cash, stock or a combination) to be determined, and (ii) Certares would receive $55 million in shares of Tripadvisor common stock and ownership of certain of Tripadvisor’s assets, which represented an implied 15% premium on the effective price of Tripadvisor’s Class B common stock held by Liberty TripAdvisor (based on a reference share price of $17.61, which was the closing price of Tripadvisor common stock as of July 25, 2024) and an aggregate premium paid of $34 million. The determination of the premium on the basis of the price of Tripadvisor common stock reflected the Tripadvisor special committee’s view that the proposed transaction would be effectively a repurchase of Tripadvisor common stock held by Liberty TripAdvisor.
On August 6, 2024, Tripadvisor reported its earnings results for the second quarter of 2024, following which the share price of Tripadvisor common stock fell from $16.32 as of close of market on August 6, 2024 to $13.61 as of close of market on August 7, 2024.
On August 14, 2024, the Liberty TripAdvisor Board met with members of Liberty TripAdvisor management present. At the meeting, Liberty TripAdvisor management provided an update concerning Tripadvisor’s financial results and equity performance, the presentation given by Liberty TripAdvisor management to the Tripadvisor Board on July 18, 2024, and the status of Certares’ negotiations with the Tripadvisor special committee.
On August 30, 2024, Certares delivered to the Tripadvisor special committee a counterproposal, which was reviewed in advance by Liberty TripAdvisor management, to the July 26 Tripadvisor Proposal (the “August 30 Certares Proposal”), with the form and amount of consideration payable to the holders of Liberty TripAdvisor common stock and Liberty TripAdvisor preferred stock as set forth in the August 30 Certares Proposal determined and proposed by Certares. The August 30 Certares Proposal reflected a decrease in the share price of Tripadvisor common stock following the August 6, 2024 earnings release with reductions to both the proposed common share merger consideration and the proposed preferred share merger consideration, such that (i) the holders of Liberty TripAdvisor common stock would receive an aggregate of $25 million in cash or shares of Tripadvisor common stock, with the final form of merger consideration (cash, stock or a combination) to be determined, and (ii) Certares would receive $42 million in cash, $42 million in shares of Tripadvisor common stock (which had a closing price of $14.60 per share on August 27, 2024), ownership of certain of Tripadvisor’s assets (though Certares indicated a willingness to receive additional merger consideration in the form of cash and/or shares of Tripadvisor common stock in lieu of such assets if the parties failed to reach an agreement on a valuation) and $50 million notional value in Tripadvisor penny warrants if the value of Tripadvisor common stock was at least $18 per share of Tripadvisor common stock by a specified date that was then undetermined. The proposal represented an implied 17.5% premium on the effective price of Tripadvisor’s Class B common stock held by Liberty TripAdvisor (based on a reference share price of $14.60, which was the closing price of Tripadvisor common stock as of August 27, 2024) and an aggregate premium paid of $69 million.
Following discussions among the Tripadvisor special committee and its advisors, on September 6, 2024, representatives of Centerview, on behalf of the Tripadvisor special committee, delivered to Certares the Tripadvisor special committee’s counterproposal to the August 30 Certares Proposal (the “September 6 Tripadvisor Proposal”), which was subsequently shared with Liberty TripAdvisor by Certares, and communicated to Certares that the aggregate consideration payable by Tripadvisor pursuant to the August 30 Certares Proposal was unacceptable. The September 6 Tripadvisor Proposal reflected that (i) consistent with the August 30 Certares Proposal, the holders of Liberty TripAdvisor common stock would receive an aggregate of $25 million in cash or shares of Tripadvisor common stock, with the final form of merger consideration (cash, stock or a combination) to be determined, and (ii) Certares would receive $71 million in cash or shares of Tripadvisor common stock, which implied a fixed aggregate premium of $50 million on the Tripadvisor shares held by Liberty TripAdvisor (based on a reference share price of $14.00 per share of Tripadvisor common stock) and a fixed premium of approximately 28% on the effective price of Tripadvisor’s Class B common stock held by Liberty TripAdvisor (based on the same $14.00 reference share price). In the counterproposal, the Tripadvisor special committee also accepted Certares’ suggestion of cash or shares of Tripadvisor common stock as an alternative to the inclusion of certain of Tripadvisor’s assets as part of the transaction, though indicated a willingness to include penny warrants as part of the consideration payable to Certares at a value to be determined using the Black-Scholes model and as an offset against the fixed $50 million aggregate premium.
On September 9, 2024, Certares delivered to the Tripadvisor special committee a counterproposal, which was reviewed in advance by Liberty TripAdvisor management, to the September 6 Tripadvisor Proposal (the “September 9 Certares Proposal”), with the form and amount of consideration payable to the holders of Liberty TripAdvisor common stock and Liberty TripAdvisor preferred stock as set forth in the September 9 Certares Proposal determined and proposed by Certares. The September 9 Certares Proposal reflected reductions to both the proposed common share merger consideration and the proposed preferred share merger consideration, and the exclusion of certain of Tripadvisor’s assets from the transaction. Pursuant to the proposal, (i) the holders of Liberty TripAdvisor common stock would receive an aggregate of $20 million in cash or shares of Tripadvisor common stock, with the final form of merger consideration (cash, stock or a combination) to be determined, and (ii) Certares would receive $50 million in cash, $50 million in shares of Tripadvisor common stock and $50 million notional value in Tripadvisor penny warrants if the value of Tripadvisor common stock was at least $18 per share of Tripadvisor common stock by a specified date that was then undetermined. The proposal represented an implied 42% premium on the effective price of Tripadvisor’s Class B common stock held by Liberty TripAdvisor (based on a reference share price of $14.00, which was the reference share price in the September 6 Tripadvisor Proposal) and an aggregate premium paid of $75 million.
Following discussions among the Tripadvisor special committee and its advisors, on September 16, 2024, representatives of Centerview, on behalf of the Tripadvisor special committee, delivered to Certares the Tripadvisor special committee’s counterproposal to the September 9 Certares Proposal (the “September 16 Tripadvisor Proposal”), which was subsequently shared with Liberty TripAdvisor by representatives of Centerview. The September 16 Tripadvisor Proposal reflected that (i) consistent with the September 9 Certares Proposal, the holders of Liberty TripAdvisor common stock would receive an aggregate of $20 million in cash or shares of Tripadvisor common stock, with the final form of merger consideration (cash, stock or a combination) to be determined, and (ii) Certares would receive $64 million in cash or shares of Tripadvisor common stock, with up to $50 million in cash based on Certares’ preference, which implied a fixed aggregate premium of $52 million on the Tripadvisor shares held by Liberty TripAdvisor (based on a reference share price of $13.51, which was the closing price of Tripadvisor common stock as of September 13, 2024) and a fixed premium of approximately 30% on the effective price of Tripadvisor’s Class B common stock held by Liberty TripAdvisor (based on the same $13.51 reference share price). In the proposal, the Tripadvisor special committee also indicated its continued willingness to include penny warrants as part of the consideration payable to Certares at a value to be determined using the Black-Scholes model and as an offset against the fixed $52 million aggregate premium.
During the second half of September 2024, representatives of Liberty TripAdvisor had multiple discussions with representatives of Certares and Centerview, on behalf of the Tripadvisor special committee, regarding the fixed dollar premium reflected in the above proposals. In order to address the Tripadvisor special committee’s sensitivities that a fixed dollar premium could be too significant at lower per share prices of Tripadvisor common stock, Liberty TripAdvisor proposed a formula-based solution whereby the premium percentage would be fixed at lower share prices but would then decrease if the Tripadvisor shares traded at higher prices.
On September 30, 2024, Certares delivered to the Tripadvisor special committee a counterproposal, which was reviewed in advance by Liberty TripAdvisor management, to the September 16 Tripadvisor Proposal (the “September 30 Certares Proposal”), with the form and amount of consideration payable to the holders of Liberty TripAdvisor common stock and Liberty TripAdvisor preferred stock as set forth in the September 30 Certares Proposal determined and proposed by Certares, and reflected conversations among the parties on a formula for a scaled premium percentage. The September 30 Certares Proposal reflected that

(i) the holders of Liberty TripAdvisor common stock would receive an aggregate of $20 million in cash or shares of Tripadvisor common stock, with the final form of merger consideration (cash, stock or a combination) to be determined, and (ii) Certares would receive approximately $55.5 million in cash and approximately $55.5 million in shares of Tripadvisor common stock (subject to a cap on the amount of stock consideration that would result in Certares owning 5% of Tripadvisor on a pro forma basis), which implied a fixed premium of 35% on the effective price of Tripadvisor’s Class B common stock held by Liberty TripAdvisor (based on a reference share price to be determined of $14.00 or less). The proposal also provided for a formula to reduce the fixed premium percentage at certain reference share prices of Tripadvisor common stock, with the 35% implied premium decreasing by 100 basis points for each dollar increase in the reference price per share of Tripadvisor common stock between $14.00 and $20.00, and with a fixed 29% premium if the reference price per share of Tripadvisor common stock were to exceed $20.00.
During September 2024 and October 2024, Liberty TripAdvisor management provided periodic updates to members of the Liberty TripAdvisor Board, including, among other things, that strategic discussions with Certares and Tripadvisor were continuing.
During the first half of October 2024, Liberty TripAdvisor management expressed a preference to the Tripadvisor special committee that the holders of Liberty TripAdvisor common stock receive all of their merger consideration in the form of cash. This preference was due, in part, to Liberty TripAdvisor management’s expectation that after receiving cash in lieu of fractional shares, very few Liberty TripAdvisor stockholders would actually receive any Tripadvisor shares if stock consideration were a component of the merger consideration.
Following discussions among the Tripadvisor special committee and its advisors, on October 16, 2024, representatives of Centerview, on behalf of the Tripadvisor special committee, delivered to Certares the Tripadvisor special committee’s counterproposal to the September 30 Certares Proposal (the “October 16 Tripadvisor Proposal”), which was subsequently shared with Liberty TripAdvisor by representatives of Centerview. The October 16 Tripadvisor Proposal reflected that (i) the holders of Liberty TripAdvisor common stock would receive an aggregate of $20 million in cash, and (ii) Certares would receive 50% of its consideration in cash and 50% of its consideration in shares of Tripadvisor common stock, with the value of such consideration and the implied premium on the effective price of Tripadvisor’s Class B common stock based on a then-undetermined reference share price of Tripadvisor common stock as follows, but in any case subject to the stock consideration not exceeding 5% of the total number of outstanding shares of Tripadvisor common stock and Tripadvisor not utilizing more than $435 million in cash (excluding transaction expenses) in connection with the transaction:
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if the reference share price is less than or equal to $14.00, a fixed premium of 33.5%, which would imply an aggregate premium paid of $60 million at $14.00 per share; and

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if the reference share price is greater than $14.00, such 33.5% premium would be decreased by 200 basis points for each dollar increase in the reference share price above $14.00, linearly extrapolated, but subject to the total value of Certares’ consideration not exceeding the par value of the shares of Liberty TripAdvisor preferred stock held by Certares (which would be approximately $275 million as of March 2025).

Consistent with the prior proposals, the October 16 Tripadvisor Proposal also reflected the settlement of Liberty TripAdvisor’s variable prepaid forward contract with the delivery of shares of Tripadvisor common stock prior to the consummation of the proposed transaction, the redemption of the exchangeable senior debentures at par for $330 million in cash, and the use of Liberty TripAdvisor cash on hand to pay expenses relating to winding up its business following the closing.
On October 18, 2024, representatives of Liberty TripAdvisor, Centerview and Weil held a videoconference to discuss next steps in the proposed transaction.
Also on October 18, 2024, Tripadvisor received a non-binding indication of interest from a strategic bidder, which we refer to as Party 7, which included a proposal to acquire Tripadvisor for $17.50 per share in cash, subject to diligence and other customary conditions. The Tripadvisor special committee subsequently authorized representatives of Centerview and Weil to have discussions with representatives of Party 7 regarding the proposal, particularly with respect to its due diligence, transaction structure and financing sources. Such discussions occurred through early December 2024.
On October 21, 2024, Certares notified representatives of Centerview and Weil that Certares had agreed to continue discussions and negotiations based on the October 16 Tripadvisor Proposal, subject to including a right to terminate the proposed transaction for a superior transaction.
Beginning on October 28, 2024, Liberty TripAdvisor provided Tripadvisor management, Tripadvisor’s advisors and the Tripadvisor special committee’s advisors access to a virtual data room, which included materials responsive to high-priority due diligence request lists provided by Tripadvisor, the Tripadvisor special committee and their respective advisors. Over the next few weeks, Tripadvisor management, Tripadvisor’s advisors and the Tripadvisor special committee’s advisors sent follow-up due diligence request lists to Liberty TripAdvisor and conducted due diligence on Liberty TripAdvisor.
Between November and early December 2024, certain members of Liberty TripAdvisor management, Tripadvisor management and their and the Tripadvisor special committee’s respective advisors participated in due diligence calls relating to various aspects of Liberty TripAdvisor and its subsidiaries’ businesses.
On November 18, 2024, representatives of Weil sent to representatives of O’Melveny a draft merger agreement in connection with the proposed transaction.
On November 20, 2024, members of Liberty TripAdvisor management and O’Melveny discussed the initial draft of the merger agreement delivered by Weil to O’Melveny, including, among other terms and provisions, (i) Liberty TripAdvisor’s anticipated net cash position at closing, (ii) the proposed treatment of Liberty TripAdvisor’s outstanding incentive awards in the merger and the impact of such incentive awards on the cash merger consideration to the holders of Liberty TripAdvisor common stock, (iii) the provision governing the conduct of Liberty TripAdvisor’s business during the period between signing and closing, (iv) the treatment of Liberty TripAdvisor’s outstanding indebtedness, (v) the scope of the representations and warranties, (vi) the conditionality to the merger, (vii) the provisions governing the rights of Liberty TripAdvisor during the period between signing and receipt of the stockholder vote to seek and entertain potential topping bids and of the Liberty TripAdvisor Board to change its recommendation in response to such potential topping bids, as well as the need to add a provision for such a change of recommendation in response to other intervening events, and (viii) the need to add a provision for Tripadvisor to enter into additional ancillary agreements, including a letter agreement with Liberty Media and related parties to terminate existing services agreements with Liberty TripAdvisor effective at the closing, and certain other agreements.
On November 20, 2024, representatives of O’Melveny had a call with representatives of Weil to discuss the draft merger agreement received from Weil, including the process for amending the Liberty TripAdvisor certificate of incorporation with respect to the treatment of outstanding shares of Liberty TripAdvisor preferred stock in the merger. Subsequent to that call, representatives of Weil sent a revised draft of the merger agreement to representatives of O’Melveny, which was subsequently forwarded to representatives of Simpson Thacher & Bartlett LLP, legal counsel to Certares (“Simpson”), reflecting that discussion.
On November 22, 2024, Tripadvisor entered into a nondisclosure agreement with Party 7, which contained a standstill with customary termination provisions, including upon Tripadvisor’s entry into a definitive agreement with a third party to sell itself.
On November 25, 2024, representatives of Liberty TripAdvisor, Tripadvisor, O’Melveny and Weil had a call to discuss the treatment of Liberty TripAdvisor’s outstanding indebtedness, including the exchangeable senior debentures, in the merger agreement and the impact on Liberty TripAdvisor’s anticipated net cash position at closing.
On November 26, 2024, O’Melveny provided a revised draft of the merger agreement to Weil, which included, among other modifications, (i) revisions to clarify that the merger would not be conditioned on Liberty TripAdvisor’s net cash position at closing, (ii) revisions to clarify that the per share cash merger consideration to be received by the holders of outstanding shares of Liberty TripAdvisor common stock in the merger would be a fixed amount, (iii) the revisions of certain covenants governing the conduct of Liberty TripAdvisor’s business during the period between signing and closing to increase flexibility for

Liberty TripAdvisor, (iv) the revision of certain covenants governing the treatment of Liberty TripAdvisor’s outstanding indebtedness, (v) changes to the provisions that govern the rights of the Liberty TripAdvisor Board to change its recommendation in response to potential topping bids, (vi) new provisions governing the rights of the Liberty TripAdvisor Board to change its recommendation in response to other intervening events during the period between signing and receipt of the stockholder vote or at any time in response to a potential third party proposal to acquire Tripadvisor, and to terminate the merger agreement and enter into an alternative acquisition agreement with such third party with respect to such Tripadvisor acquisition proposal, and (vii) a requirement that Liberty TripAdvisor enter into additional ancillary agreements, including a letter agreement with Liberty Media and related parties to terminate existing services agreements with Liberty TripAdvisor effective at the closing, and certain other agreements. In addition, the revised draft included certain terms on which, if the transaction has not closed as of March 27, 2025, Tripadvisor would provide the Tripadvisor loan facility to Liberty TripAdvisor.
On November 27, 2024, representatives of O’Melveny and Simpson held a call to discuss the initial draft merger agreement sent by Weil, including that Simpson intended to include certain additional representations and warranties from Tripadvisor pertaining to Tripadvisor’s business and certain covenants governing the conduct of Tripadvisor’s business during the period between signing and closing. Following that call, O’Melveny forwarded its markup of the merger agreement to Simpson.
On December 2, 2024, representatives of O’Melveny and Weil held a call to discuss the markup of the merger agreement sent by O’Melveny, including (i) Liberty TripAdvisor’s anticipated net cash position at closing, (ii) certain covenants governing the conduct of Liberty TripAdvisor’s business during the period between signing and closing, (iii) the rights of the Liberty TripAdvisor Board to change its recommendation at any time in response to a potential third party proposal to acquire Tripadvisor and to terminate the merger agreement and enter into an alternative acquisition agreement with such third party with respect to such Tripadvisor acquisition proposal and (iv) provisions regarding treatment of the exchangeable senior debentures and the Tripadvisor loan facility.
On December 3, 2024, O’Melveny sent Simpson (i) an initial draft of the certificate of amendment to the Liberty TripAdvisor certificate of incorporation that would amend the certificate of designations to provide for the holders of Liberty TripAdvisor preferred stock to receive the preferred share merger consideration in accordance with the merger agreement (the “charter amendment”), and (ii) an initial draft of the Certares voting agreement, pursuant to which, subject to certain conditions, Certares would agree, among other things, to vote its shares of Liberty TripAdvisor preferred stock, representing all of the outstanding shares of Liberty TripAdvisor preferred stock, in favor of the adoption of the charter amendment. The Certares voting agreement also included restrictions on transfers of shares of Liberty TripAdvisor capital stock, a waiver of any appraisal rights to which Certares may be entitled pursuant to applicable law in connection with the merger, and waivers of the mandatory redemption date under the certificate of designations and certain other rights or requirements under the certificate of designations, the registration rights agreement and the investment agreement, with respect to the merger agreement and the transactions contemplated thereby.
Later on December 3, 2024, O’Melveny sent Weil an initial draft of the Maffei voting agreement, pursuant to which, subject to certain conditions, Mr. Maffei would agree, among other things, to vote his voting shares of Liberty TripAdvisor, representing approximately 39% of the total voting power of the issued and outstanding shares of Liberty TripAdvisor common stock in the aggregate as of October 31, 2024, in favor of the adoption of the charter amendment and the merger agreement and the approval of the transactions contemplated by the merger agreement, and against any action or proposal in favor of any alternative transaction. The Maffei voting agreement also included restrictions on transfers of shares of Liberty TripAdvisor common stock, restrictions on conversions of shares of Liberty TripAdvisor Series B common stock into shares of Liberty TripAdvisor Series A common stock and a waiver of any appraisal rights to which Mr. Maffei may be entitled pursuant to applicable law in connection with the merger. Additionally, the Maffei voting agreement provided that in the event the Liberty TripAdvisor Board changed its recommendation as a result of a superior proposal, an intervening event or a third party acquisition proposal for Tripadvisor and TripAdvisor did not elect to terminate the merger agreement, Mr. Maffei would be required to vote shares representing only 33.37% of the combined voting power of Liberty TripAdvisor in favor of the transaction, and any excess shares above such threshold would be voted in the same proportion as voted by the Liberty TripAdvisor stockholders other than Mr. Maffei. At the request of Mr. Maffei, the Maffei voting agreement also provided for expense reimbursement for Mr. Maffei in connection with the negotiation and preparation of the agreement, including any HSR filing fees, subject to a cap of $200,000 (which cap excluded HSR filing fees), and indemnification for claims (i) arising out of the Maffei voting agreement and the merger with regard to any potential liability arising in connection with Mr. Maffei’s capacity as a stockholder or (ii) brought by or on behalf of any Liberty TripAdvisor stockholder relating to the merger or the other transactions contemplated by the merger agreement against Liberty TripAdvisor and/or its directors or officers (in their capacities as such), in each case subject to certain exceptions.
On December 4, 2024, Weil shared a revised draft of the merger agreement with O’Melveny, including Tripadvisor’s agreement that the merger consideration to be received by the holders of outstanding shares of Liberty TripAdvisor common stock in the merger would be a fixed per share amount and that the Liberty TripAdvisor Board would have certain rights to change its recommendation in response to a potential third party acquisition for Tripadvisor and to terminate the merger agreement and enter into an alternative acquisition agreement with such third party with respect to such Tripadvisor acquisition proposal. The revised merger agreement also introduced a covenant requiring Liberty TripAdvisor to vote its Tripadvisor shares at any meeting during the period between signing and closing as directed by a majority of the Tripadvisor Board (other than directors nominated by Liberty TripAdvisor) and proposed a termination fee equal to 4.5% of enterprise value. That same day, O’Melveny forwarded the revised merger agreement to Simpson.
Also on December 4, 2024, the Tripadvisor special committee received a non-binding indication of interest from Party 7, which included a revised proposal to acquire Tripadvisor in the range of $18.00 to $19.00 per share in cash, subject to diligence and other customary conditions.
On December 5, 2024, Simpson delivered to O’Melveny a revised draft of the merger agreement, including a request for certain additional representations and warranties from Tripadvisor pertaining to Tripadvisor’s business and certain covenants governing the conduct of Tripadvisor’s business during the period between signing and closing.
Later on December 5, 2024, O’Melveny shared drafts of the Liberty Media letter agreement and LMC letter agreement with Simpson, as well as a revised draft of the Certares voting agreement and an initial draft of the Certares side letter, which contained certain waivers by Certares under the certificate of designations, the registration rights agreement and the investment agreement, in each case which had previously been included in the Certares voting agreement.
Also on December 5, 2024, the Tripadvisor special committee held a meeting at which representatives of Tripadvisor management, Centerview and Weil were present. At this meeting the Tripadvisor special committee discussed, among other things, the December 4th proposal from Party 7. After receiving advice from its financial and legal advisors, the Tripadvisor special committee concluded that the proposal from Party 7 was inadequate and, therefore, determined not to pursue such proposal further. The Tripadvisor special committee instructed the representatives of Centerview to deliver that message to representatives of Party 7, which they did following the meeting.
On December 6, 2024, O’Melveny delivered to Weil a draft of the Liberty Media letter agreement, which provided for the termination of the existing services agreement, aircraft time sharing agreements and facilities sharing agreement among Liberty TripAdvisor, Liberty Media and related entities, effective as of the closing of the transaction, as well as a draft of a letter agreement to be entered into among Tripadvisor, Liberty TripAdvisor and Liberty Media (the “LMC letter agreement”), which provided for the assignment by Tripadvisor to Liberty Media of all rights in and to, and control over, certain protected and privileged information of Liberty TripAdvisor, effective as of the closing of the transaction.
On December 9, 2024, members of Liberty TripAdvisor management and O’Melveny held a call to discuss the revised draft of the merger agreement received from Weil.
Later on December 9, 2024, representatives of O’Melveny and Weil held a call to discuss the markup of the merger agreement sent by Weil, including the terms of the Tripadvisor loan facility, the requirement for Liberty TripAdvisor to vote its Tripadvisor shares at any meeting during the period between signing and closing as directed by a majority of the Tripadvisor Board (other than directors nominated by Liberty TripAdvisor) and the obligations of Liberty TripAdvisor under existing services agreements with Liberty Media and related parties.
On December 10, 2024, representatives of O’Melveny, Weil and Goodwin Procter LLP, legal counsel to Tripadvisor (“Goodwin”), held a call to discuss the terms of the Tripadvisor loan facility.
Also on December 10, 2024, Weil delivered to O’Melveny revised drafts of the Maffei voting agreement, which reflected the deletion of the rights of Mr. Maffei to indemnification and expense reimbursement, the Liberty Media letter agreement and the LMC letter agreement.
Also on December 10, 2024, Simpson delivered to O’Melveny a revised draft of the Certares voting agreement, including a request for indemnification for claims arising out of the Certares voting agreement and the merger with regard to any potential liability arising in connection with Certares’ capacity as a stockholder (subject to certain exceptions) and consent rights over any amendments or waivers to the merger agreement, and a revised draft of the Certares side letter.
Later on December 10, 2024, O’Melveny delivered to Weil a revised draft of the merger agreement, reflecting the deletion of the voting covenant relating to Tripadvisor shares held by Liberty TripAdvisor and closing conditions relating to regulatory approvals, modifications to provisions regarding the Tripadvisor loan facility and a 3.5% termination fee, and including the requests from Certares reflected in the December 5 markup of the merger agreement relating to additional representations, warranties and covenants from Tripadvisor.
On December 11, 2024, representatives of O’Melveny and Weil held a call to discuss the markup of the merger agreement sent by O’Melveny.
Also on December 11, 2024, O’Melveny delivered to Weil draft disclosure schedules to the merger agreement.
On December 12, 2024, representatives of O’Melveny, Weil and Goodwin held a call to discuss the terms of the Tripadvisor loan facility.
Later on December 12, 2024, representatives of O’Melveny and Weil held calls to discuss the terms of the exchangeable senior debentures.
Also on December 12, 2024, O’Melveny delivered to Weil a revised draft of the Maffei voting agreement, reinserting at Mr. Maffei’s request the rights of Mr. Maffei to indemnification and expense reimbursement, and a revised draft of the Liberty Media letter agreement, providing for the termination of the aircraft time sharing agreements among Liberty TripAdvisor, Liberty Media and related entities, effective as of the signing of the merger agreement.
Later on December 12, 2024, O’Melveny delivered to Simpson revised drafts of the Certares voting agreement, including a limitation on Certares’ consent rights in connection with the merger agreement to only those amendments and waivers that have a material and adverse effect on Certares, the Certares side letter, the Liberty Media letter agreement and the LMC letter agreement. O’Melveny subsequently forwarded the Certares voting agreement and Certares side letter, as well as a draft of the charter amendment, to Weil.
On December 13, 2024, representatives of O’Melveny and Simpson held a call to discuss material open issues relating to Certares in the merger agreement and the Certares voting agreement.
Later on December 13, 2024, Weil delivered to O’Melveny a revised merger agreement, including a requirement for Liberty TripAdvisor to vote all of its Tripadvisor shares during the period between signing and closing in proportion to votes cast by holders other than Liberty TripAdvisor or its officers or directors (subject to certain exceptions), narrowing the scope of representations and warranties relating to Tripadvisor’s business and rejecting Certares’ request for certain covenants governing the conduct of Tripadvisor’s business during the period between signing and closing. In addition, the markup reflected common share merger consideration of $0.24 per share of Liberty TripAdvisor common stock, which reflected that the $20 million aggregate merger consideration to be received by the holders of outstanding shares of Liberty TripAdvisor common stock would be reduced by payments to be made to the holders of incentive awards in the merger.
On December 14, 2024, Weil delivered to O’Melveny a revised draft of the Certares voting agreement, rejecting Certares’ request for indemnification and expense reimbursement and limiting Certares’ consent rights over amendments and waivers to the merger agreement to only those that would have a material and adverse effect on the amount or form of consideration to be received by Certares in the merger, as well as revised drafts of the Certares side letter and charter amendment, all of which were subsequently forwarded to Simpson.
Later on December 14, 2024, representatives of O’Melveny and Weil held a call to discuss provisions in the merger agreement relating to Liberty TripAdvisor’s anticipated net cash position at closing, including the Tripadvisor special committee’s request that Liberty TripAdvisor agree to use commercially reasonable efforts to manage and/or cap its operating and transaction fees, costs, charges and expenses to those estimated amounts set forth in the disclosure schedules. Liberty TripAdvisor agreed to accept a covenant to use commercially reasonable efforts to manage, but not cap, such amounts. In addition, O’Melveny and Weil discussed the calculation of the common share merger consideration in the December 13, 2024 markup of the merger agreement from Weil, including Liberty TripAdvisor’s position that the common share merger consideration to be received by the holders of outstanding shares of Liberty TripAdvisor common stock in the merger would not be reduced by any payments to the holders of incentive awards.
Also on December 14, 2024, Weil shared revised disclosure schedules with O’Melveny.
On December 15, 2024, O’Melveny shared a revised merger agreement with Weil, rejecting the calculation of the common share merger consideration and requesting it be recalculated to reflect that the holders of Liberty TripAdvisor common stock would receive approximately $20 million in the aggregate, without any deduction for any amounts payable in respect of Liberty TripAdvisor’s incentive awards in the merger.
On December 16, 2024, Sherman & Howard L.L.C., legal counsel to Liberty TripAdvisor (“S&H”), shared a revised draft of the disclosure schedules with Weil.
Later on December 16, 2024, representatives of O’Melveny, S&H and Weil held a call to discuss material open issues in the disclosure schedules.
Also on December 16, 2024, representatives of O’Melveny, Weil and Simpson held a call to discuss material open issues in the transaction documents.
Also on December 16, 2024, Weil shared revised drafts of the merger agreement and disclosure schedules with O’Melveny, including to reflect the updated common share merger consideration of $0.2567 per share, for an aggregate amount payable to holders of Liberty TripAdvisor common stock of approximately $20 million in the merger.
Also on December 16, 2024, representatives of Centerview, Certares and Liberty TripAdvisor held a call to discuss the preferred share merger consideration to be received by Certares in the merger. Representatives of Certares proposed that Certares would receive all of its merger consideration in the form of shares of Tripadvisor common stock, and that the reference share price to be used to calculate such number of shares would be determined prior to closing of the merger. In response, representatives of Centerview conveyed that such proposal was unlikely to be acceptable to the Tripadvisor special committee.
Following that call on December 16, 2024, the Tripadvisor special committee met with representatives of Tripadvisor management, Centerview and Weil present, and rejected Certares’ proposal regarding the preferred share merger consideration.
Later on December 16, 2024, representatives of Centerview, Certares and Liberty TripAdvisor held additional calls to further discuss the form and calculation of the preferred share merger consideration to be received by Certares in the merger, and representatives of Centerview reiterated the Tripadvisor special committee’s rejection of Certares’ earlier proposal regarding the reference share price.

Also on December 16, 2024, the Liberty TripAdvisor Board met with members of Liberty TripAdvisor management and representatives of Citi and Potter Anderson present. At the meeting, the Liberty TripAdvisor Board reviewed the financial and legal terms of the merger and discussed the history of the negotiations with the Tripadvisor special committee. During the meeting, the Liberty TripAdvisor Board considered the advantages and disadvantages of the merger and the reasons for completing the same on the terms outlined to the Liberty TripAdvisor Board. The representatives of Potter Anderson provided an overview of the Liberty TripAdvisor Board’s fiduciary duties in considering whether to approve the merger agreement, the representatives of Citi reviewed certain preliminary illustrative financial analyses and Liberty TripAdvisor management provided an update on the status of negotiations.
On December 17, 2024, representatives of O’Melveny, Weil and Simpson held a call to discuss material open issues in the transaction documents.
Later on December 17, 2024, O’Melveny delivered a revised merger agreement to Weil and Simpson, reflecting certain changes to provisions relating to the Tripadvisor loan facility.
Later on December 17, 2024, Simpson delivered to O’Melveny revised drafts of the merger agreement, Certares voting agreement and Certares side letter, all of which were subsequently forwarded to Weil. The Certares voting agreement included the request from Certares for a consent right over dividends from Tripadvisor during the period between signing and closing and an expansion of its consent right to any amendments or waivers of the merger agreement.
Also on December 17, 2024, representatives of the Tripadvisor special committee and Liberty TripAdvisor held a call to discuss the reference share price to be used to calculate the preferred share merger consideration payable to Certares in the merger. Representatives of the Tripadvisor special committee proposed a reference share price of $13.98 (based on Tripadvisor’s volume weighted average price for the ten days up to and including December 17, 2024) to calculate the number of shares of Tripadvisor common stock to be issued to Certares in the merger, which was accepted by Liberty TripAdvisor, subject to finalization and execution of the definitive transaction documents.
Later on December 17, 2024, representatives of O’Melveny, Weil and Simpson held a call to discuss Simpson’s markup of the Certares voting agreement.
Later on December 17, 2024, O’Melveny sent a revised merger agreement to Weil and Simpson reflecting certain tax-related changes.
Also on December 17, 2024, representatives of Centerview delivered to O’Melveny a calculation of the termination fee equal to $16.310 million, implying a fee of 3.75% on a transaction value of $435 million.
On December 18, 2024, Centerview entered into a formal engagement letter with the Tripadvisor special committee in respect of the merger.
Also on December 18, 2024, Weil delivered a revised merger agreement to O’Melveny (which was subsequently forwarded to Simpson) reflecting preferred share merger consideration of $42.471 million in cash and 3,037,959 shares of Tripadvisor common stock.
Also on December 18, 2024, Weil delivered a revised Certares voting agreement to O’Melveny (which was subsequently forwarded to Simpson) rejecting the request from Certares for a consent right over Tripadvisor dividends and limiting Certares’ consent rights over amendments and waivers to the merger agreement to only those that are material and adverse to Certares or that have an adverse effect on the amount or form of consideration to be received by Certares in the merger.
Also on December 18, 2024, O’Melveny shared revised disclosure schedules with Weil, including the following proposed fees payable by Liberty TripAdvisor to Mr. Maffei, following the expiration of his existing employment arrangement on December 31, 2024: (i) an annual retainer equal to $184,060 (payable quarterly in arrears) for his service as a non-employee director on the Liberty TripAdvisor Board, effective January 1, 2025; (ii) an annual fee equal to $5,000 (payable quarterly in arrears) for his service as a member of the executive committee of the Liberty TripAdvisor Board (the “Executive Committee”); and (iii) a fee equal to $25,000 (payable quarterly in arrears) for his service as the chairman of the Executive Committee.

Such fees for serving as a non-employee director on the Liberty TripAdvisor Board and as a member of the Executive Committee are consistent with fees payable by Liberty TripAdvisor to other non-employee directors for 2025.
Later on December 18, 2024, the Liberty TripAdvisor Board received the definitive merger agreement and related transaction documents, together with a summary thereof, and a copy of the written fairness opinion (and related presentation dated December 18, 2024) from Citi to the effect that, as of the date of such opinion and based on and subject to assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Citi in preparing its written opinion, the merger consideration to be received by the holders of Liberty TripAdvisor common stock, other than Mr. Maffei and his affiliates, in the merger pursuant to the merger agreement was fair, from a financial point of view, to such holders, as more fully described in the section of this proxy statement captioned “—Opinion of Citigroup Global Markets Inc.” and the full text of the written opinion of Citi attached as Annex C to this proxy statement. The Liberty TripAdvisor Board subsequently executed a unanimous written consent (i) determining that the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of Liberty TripAdvisor and Liberty TripAdvisor stockholders (including the disinterested stockholders), and declaring advisable, authorizing, approving and adopting the merger agreement and the transactions contemplated by the merger agreement, including the merger and the Tripadvisor loan facility, (ii) approving the execution and delivery of the merger agreement by Liberty TripAdvisor, the performance by Liberty TripAdvisor of its covenants and agreements contained therein, and the consummation of the merger and the other transactions contemplated thereby, upon the terms and conditions set forth therein, (iii) declaring advisable, fair to, and in the best interests of, Liberty TripAdvisor and Liberty TripAdvisor stockholders (including the disinterested stockholders) each of the transaction documents and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, and Liberty TripAdvisor’s consummation and performance of the transactions contemplated by the transaction documents, (iv) approving the transaction documents and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, (v) approving and declaring advisable the charter amendment, (vi) directing that each of the merger agreement and the charter amendment be submitted to the Liberty TripAdvisor stockholders entitled to vote thereon at the special meeting for the approval of the adoption thereof, and (vii) resolving to recommend that the Liberty TripAdvisor stockholders entitled to vote on the merger proposal and the charter amendment proposal, as applicable, approve the adoption of the merger agreement and the charter amendment.
Also on December 18, 2024, the Tripadvisor special committee met with representatives of Tripadvisor management, Centerview and Weil present. Prior to the meeting, the Tripadvisor special committee received the definitive merger agreement and related transaction documents, together with a summary thereof. At the meeting, representatives of Centerview reviewed with the Tripadvisor special committee Centerview’s financial analysis of the merger consideration, and rendered to the Tripadvisor special committee an oral opinion, which was subsequently confirmed by delivery of a written opinion dated such date that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken in preparing its opinion, the merger consideration to be paid to the holders of Liberty TripAdvisor capital stock (other than excluded shares) pursuant to the merger agreement was fair, from a financial point of view, to Tripadvisor. For a detailed discussion of Centerview’s opinion, please see below under the caption “—Opinion of Centerview Partners LLC”. Following discussion, upon a motion duly made and seconded, the Tripadvisor special committee unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility are advisable, fair to, and in the best interests of, Tripadvisor and its stockholders (excluding Liberty TripAdvisor, its affiliates and Certares), and (ii) recommended to the Tripadvisor Board that the Tripadvisor Board (a) determine that the merger agreement, the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, are fair to, and in the best interests of, Tripadvisor and its stockholders (excluding Liberty TripAdvisor, its affiliates and Certares), (b) declare the merger agreement and the transactions contemplated thereby (including the merger and the Tripadvisor loan facility) advisable and (c) approve the merger agreement, the execution and delivery by Tripadvisor and Merger Sub of the merger agreement, the performance by Tripadvisor and Merger Sub of the covenants and agreements contained therein and the consummation of the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, upon the terms and subject to the conditions contained therein.

Immediately following the meeting of the Tripadvisor special committee, the Tripadvisor Board (excluding Messrs. Maffei, O’Hara and Rosenthaler) met with representatives of Tripadvisor management, Centerview and Weil present. Prior to the meeting, the Tripadvisor Board received the definitive merger agreement and related transaction documents, together with a summary thereof. At the meeting, following discussion and having received the unanimous recommendation of the Tripadvisor special committee, upon a motion duly made and seconded, the Tripadvisor Board (i) determined that the merger agreement and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility are fair to, and in the best interests of, Tripadvisor and its stockholders (excluding Liberty TripAdvisor, its affiliates and Certares), (ii) declared the agreement and the transactions contemplated thereby (including the merger and the Tripadvisor loan facility) advisable and (iii) approved the merger agreement, the execution and delivery by Tripadvisor and Merger Sub of the merger agreement, the performance by Tripadvisor and Merger Sub of its covenants and agreements contained therein and the consummation of the merger and the other transactions contemplated thereby upon the terms and subject to the conditions contained therein.
Later that night, Liberty TripAdvisor, Tripadvisor and Merger Sub executed the merger agreement and the related transaction documents. The following morning, before market open on the Nasdaq, Tripadvisor and Liberty TripAdvisor issued a joint press release announcing the transaction and the execution of the merger agreement and the other transaction documents.
On January 17, 2025, the Tripadvisor special committee received a non-binding indication of interest from Party 7, which included a proposal to concurrently acquire both Tripadvisor and Liberty TripAdvisor, subject to diligence and other customary conditions. The terms of the proposal by Party 7 included (i) the acquisition of all outstanding shares of Tripadvisor not held by Liberty TripAdvisor for $18.00 to $19.00 per share in cash, (ii) the acquisition of all outstanding shares of Liberty TripAdvisor common stock for $0.3080 per share in cash and (iii) the acquisition of all outstanding shares of Liberty TripAdvisor preferred stock for $102 million in the aggregate. The following day, pursuant to the terms of the merger agreement, representatives of the Tripadvisor special committee sent the non-binding indication of interest from Party 7 to Liberty TripAdvisor.
On January 20, 2025, the Tripadvisor special committee held a meeting at which representatives of Tripadvisor management, Centerview and Weil were present. At this meeting, the Tripadvisor special committee discussed, among other things, the January 17th proposal from Party 7. After receiving advice from its financial and legal advisors, the Tripadvisor special committee concluded that the proposal from Party 7 continued to be inadequate and, therefore, determined not to pursue such proposal further. The Tripadvisor special committee instructed the representatives of Centerview to deliver that message to representatives of Party 7, which they did following the meeting.
On January 21, 2025, the Liberty TripAdvisor Board met with representatives of Liberty TripAdvisor management and Potter Anderson present. At the meeting, the Liberty TripAdvisor Board discussed, among other things, the January 17th proposal from Party 7. The Liberty TripAdvisor Board instructed Liberty TripAdvisor management to seek waivers from Tripadvisor of (i) Liberty TripAdvisor's no-shop obligations under the merger agreement, in order for Liberty TripAdvisor to begin discussions with Party 7 and Certares as to whether Party 7 would consider an acquisition of Liberty TripAdvisor only, and (ii) Party 7’s obligations under its nondisclosure agreement with Tripadvisor, in order to permit Party 7 to discuss a potential transaction directly with Liberty TripAdvisor (and Certares, if necessary). Thereafter, Mr. Maffei relayed such requests to a member of the Tripadvisor special committee, and counsel to the Tripadvisor special committee responded to representatives of Liberty TripAdvisor advising that the Tripadvisor special committee determined that it was not in the best interests of Tripadvisor and its shareholders to engage with Party 7 or grant such waivers.
Reasons for the Merger; Recommendation of the Liberty TripAdvisor Board; Fairness of the Merger
The Liberty TripAdvisor Board unanimously recommends that holders of shares of Liberty TripAdvisor common stock (including the disinterested stockholders) vote “FOR” each of the merger proposal, the charter amendment proposal, the compensation proposal and the adjournment proposal.
Liberty TripAdvisor’s management and the Liberty TripAdvisor Board periodically review the performance of Liberty TripAdvisor to evaluate and respond to strategic opportunities and to determine if changes to its capital structure or other strategic opportunities would better maximize stockholder value. The Liberty TripAdvisor Board has unanimously (1) determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of Liberty TripAdvisor and Liberty TripAdvisor stockholders (including the disinterested stockholders), and declared advisable, authorized, approved and adopted the merger agreement and the transactions contemplated by the merger agreement, including the merger and the Tripadvisor loan facility, (2) approved the execution and delivery of the merger agreement by Liberty TripAdvisor, the performance by Liberty TripAdvisor of its covenants and agreements contained therein, and the consummation of the merger and the other transactions contemplated thereby, upon the terms and conditions set forth therein, (3) declared advisable, fair to, and in the best interests of Liberty TripAdvisor and the Liberty TripAdvisor stockholders (including the disinterested stockholders) each of the transaction documents and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, and Liberty TripAdvisor’s consummation and performance of the transactions contemplated by the transaction documents, (4) approved the transaction documents and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, (5) approved and declared advisable the charter amendment, (6) directed that each of the merger agreement and the charter amendment be submitted to the Liberty TripAdvisor stockholders entitled to vote thereon at the special meeting for the approval of the adoption thereof, and (7) resolved to recommend that the Liberty TripAdvisor stockholders entitled to vote on the merger proposal and the charter amendment proposal, as applicable, approve the adoption of the merger agreement and the charter amendment.
In addition, the Liberty TripAdvisor Board believes, based on the factors described below, that the merger is fair to Liberty TripAdvisor’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Exchange Act.
The Liberty TripAdvisor Board took into account a number of factors (none of which can be guaranteed to occur), when approving the merger, including the following:
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Potential Strategic Alternatives.   The assessment of the Liberty TripAdvisor Board that none of the possible alternatives to the merger (including continuing to operate Liberty TripAdvisor as an independent company or pursuing a different transaction, and the desirability and perceived risks of those alternatives, as well as the potential benefits and risks to the unaffiliated security holders of those alternatives and the timing and likelihood of effecting such alternatives) was reasonably likely to present superior opportunities for Liberty TripAdvisor to create greater value for its unaffiliated security holders, taking into account execution risks as well as business, financial, industry, competitive and regulatory risks. In consultation with its legal and financial advisors, the Liberty TripAdvisor Board assessed the potential benefits of soliciting additional parties to determine interest in a transaction for control of Liberty TripAdvisor and determined that the benefits of doing so were outweighed by the risks, including the risk that Tripadvisor would no longer engage with Liberty TripAdvisor in connection with a transaction. The Liberty TripAdvisor Board also considered that the prior sale process in early 2024 failed to result in any interested bidder making a definitive offer to acquire Liberty TripAdvisor and/or Tripadvisor.

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Certainty of Value.   The fact that the consideration to be received by the holders of Liberty TripAdvisor common stock in the merger consists entirely of cash, which provides certainty of value and immediate liquidity at an attractive price measured against the ongoing business, financial and execution risks of Liberty TripAdvisor’s business plan and its continued operations as an independent company and allows the unaffiliated security holders to realize that value immediately upon the consummation of the merger. In that regard, the Liberty TripAdvisor Board noted that the amount of cash to be received for each outstanding share of Liberty TripAdvisor common stock is fixed and will not be reduced if the share price of Liberty TripAdvisor Series A common stock or Liberty TripAdvisor Series B common stock declines prior to the effective time.

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Best Value Reasonably Obtainable.   The belief of the Liberty TripAdvisor Board that the merger consideration represented Tripadvisor’s best and final offer and the best value that Liberty TripAdvisor could reasonably obtain from Tripadvisor for the shares of Liberty TripAdvisor capital stock, taking into account (1) Tripadvisor’s statements and reputation as a bidder and (2) the Liberty TripAdvisor Board’s familiarity with the business, operations, prospects, business strategy, assets, liabilities and general financial condition of Liberty TripAdvisor on a historical and prospective basis and its assessment of associated risks, including execution and liquidity risks with respect to Liberty TripAdvisor’s business plan. The Liberty TripAdvisor Board believed, after concluding its negotiations, that the Liberty TripAdvisor Board obtained the best terms and highest price that Tripadvisor was willing to pay for Liberty TripAdvisor, and that further negotiations would have created a risk of causing Tripadvisor to abandon the merger altogether or materially delay the entry into definitive transaction agreements with respect to the merger. In addition, the Liberty TripAdvisor Board believed that, measured against the longer-term execution risks described below, the merger consideration reflects a fair and favorable price for the shares of Liberty TripAdvisor capital stock held by the unaffiliated security holders.
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Loss of Opportunity.   The possibility that, if the Liberty TripAdvisor Board declined to approve the merger agreement, there may not be another opportunity for Liberty TripAdvisor stockholders (including the unaffiliated security holders) to receive a comparably priced offer with a comparable level of closing certainty.

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Financial Condition, Results of Operations and Prospects of Liberty TripAdvisor; Risks of Execution.   The current, historical and projected financial condition, results of operations and business of Liberty TripAdvisor, as well as Liberty TripAdvisor’s prospects and risks if it were to remain an independent company. In particular, the Liberty TripAdvisor Board considered the fact that there is substantial doubt about Liberty TripAdvisor’s ability to continue as a going concern within one year as a result of the required redemption for cash on March 27, 2025 of the Liberty TripAdvisor preferred stock and the right of the holders of the exchangeable senior debentures to require Liberty TripAdvisor to purchase the exchangeable senior debentures also on March 27, 2025.

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Opinion of Liberty TripAdvisor’s Financial Advisor.   The financial analysis of the merger consideration to be received by the holders of Liberty TripAdvisor common stock provided by representatives of Citi with the Liberty TripAdvisor Board as well as the opinion of Citi rendered to the Liberty TripAdvisor Board on December 18, 2024, to the effect that, as of the date of such opinion and based on and subject to assumptions made, procedures followed, matters considered and limitations on the review undertaken by Citi in preparing its opinion, the merger consideration to be received by the holders of Liberty TripAdvisor common stock, other than Mr. Maffei and his affiliates, in the merger pursuant to the merger agreement was fair, from a financial point of view, to such holders, as more fully described in the section of this proxy statement captioned “—Opinion of Citigroup Global Markets Inc.” and the full text of the written opinion of Citi attached as Annex C to this proxy statement.

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Negotiations with Tripadvisor and Terms of the Merger Agreement.   The terms and conditions of the merger agreement, which was the product of arm’s-length negotiations, including:

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Liberty TripAdvisor’s ability, under certain circumstances, to furnish information to, and conduct negotiations with, third parties submitting unsolicited alternative acquisition proposals.

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The Liberty TripAdvisor Board’s belief that the terms of the merger agreement would be unlikely to unduly deter third parties from making a superior proposal.

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The ability of the Liberty TripAdvisor Board, under certain circumstances, to change, withdraw or modify the recommendation that Liberty TripAdvisor stockholders (including the unaffiliated security holders) vote in favor of the adoption of the merger agreement.

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The Liberty TripAdvisor Board’s ability, under certain circumstances, to terminate the merger agreement to enter into a definitive agreement with respect to a superior proposal. In that regard, the Liberty TripAdvisor Board believed that the termination fee payable by Liberty TripAdvisor in those instances in accordance with the terms of the merger agreement was reasonable, consistent with or below similar fees payable in comparable transactions, and not preclusive of other offers.

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The Liberty TripAdvisor Board’s ability, under certain circumstances, to terminate the merger agreement to enter into a definitive agreement in connection with a third party proposal to acquire Tripadvisor, without paying a termination fee.

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The remedies available to Liberty TripAdvisor under the merger agreement in the event the merger is not consummated.

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The terms of the merger agreement provide Liberty TripAdvisor with sufficient operating flexibility to conduct its business in the ordinary course until the earlier of the consummation of the merger or the termination of the merger agreement.

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Reasonable Likelihood of Consummation.   The belief of the Liberty TripAdvisor Board that an acquisition by Tripadvisor has a reasonable likelihood of closing, based on, among other matters:

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the limited conditions to Tripadvisor’s obligation to consummate the merger as provided by the merger agreement, including the absence of a financing condition;

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no required regulatory approvals; and

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the fact that Mr. Maffei, who holds approximately 39% of the total voting power of the issued and outstanding shares of Liberty TripAdvisor common stock in the aggregate as of October 31, 2024, has duly executed and entered into the Maffei voting agreement and has agreed to vote his shares in favor of the adoption of the merger agreement, subject to, and in accordance with, the terms and conditions of the Maffei voting agreement.

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Appraisal Rights.   The holders of shares of Liberty TripAdvisor common stock have the right to exercise their statutory appraisal rights under Section 262 of the DGCL and receive payment in cash of the fair value of their shares of the Liberty TripAdvisor common stock as determined by the Delaware Court of Chancery, together with interest, if any, on the amount determined to be fair value, in lieu of receiving the common share merger consideration, subject to and in accordance with the terms and conditions of the merger agreement and the DGCL, unless and until any such holder fails to perfect, or effectively withdraws or otherwise waives or loses such holder’s rights to appraisal and payment under the DGCL. Mr. Maffei and Certares have agreed to waive any appraisal rights to which they may be entitled under the DGCL with respect to the shares of Liberty TripAdvisor common stock and Liberty TripAdvisor preferred stock held by them pursuant to their respective voting agreements.

Mr. Maffei and Certares have agreed to waive any appraisal rights to which they may be entitled under the DGCL with respect to the shares of Liberty TripAdvisor capital stock held by them pursuant to the voting agreements.
The Liberty TripAdvisor Board also considered a variety of risks, uncertainties and other potentially negative factors in its deliberations concerning the merger, including the following (which are not necessarily presented in order of relative importance):
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the potential disruption of the business of Liberty TripAdvisor, as its management and employees devote time and resources to completing the merger;

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the substantial costs of effecting the merger;

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while the merger is expected to be completed, there is no assurance that all conditions to the parties’ obligations to complete the merger will be satisfied or waived, and as a result, it is possible that the merger might not be completed;

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the interests of Liberty TripAdvisor’s directors and executive officers in the merger described under “—Interests of Liberty TripAdvisor’s Directors and Executive Officers in the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal”;

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that certain provisions of the merger agreement that require Liberty TripAdvisor to pay Tripadvisor a termination fee in certain circumstances could deter a third party from making a competing acquisition proposal for Liberty TripAdvisor common stock or assets of Liberty TripAdvisor; and

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the various other applicable risks associated with Liberty TripAdvisor and Tripadvisor and the merger, including the risks described in the section entitled “Cautionary Statement Regarding Forward-Looking Statements.”

The Liberty TripAdvisor Board evaluated the costs and benefits of the merger as a whole and did not find it necessary to assign relative weights to the specific factors considered. The Liberty TripAdvisor Board concluded, however, that the potential benefits of the merger outweighed, in each case, the potential costs of the merger, and that the merger is necessary, appropriate, advisable and in the best interests of Liberty TripAdvisor and its stockholders. The foregoing discussion of the information and factors considered by the Liberty TripAdvisor Board in reaching its conclusions and recommendations is not intended to be exhaustive, but includes the material factors considered by the Liberty TripAdvisor Board. In view of the wide variety of factors considered in connection with its evaluation of the merger agreement and the other transaction documents and the transactions contemplated thereby, and the complexity of these matters, the Liberty TripAdvisor Board found it impracticable to, and did not attempt to, quantify, rank, or assign any relative or specific weights to the various factors considered in reaching its determinations and making its recommendations. In addition, individual directors may have given different weights to different factors. The Liberty TripAdvisor Board considered all of the foregoing factors as a whole and based its recommendation on the totality of the information presented.
The foregoing discussion also contains forward-looking statements with respect to future events that may have an effect on Liberty TripAdvisor’s business, financial condition or results of operations or the future financial performance of the surviving corporation of the merger. See the section entitled “Cautionary Statement Regarding Forward-Looking Information” for more information.
Opinion of Citigroup Global Markets Inc.
Liberty TripAdvisor engaged Citi as its financial advisor in connection with the proposed merger. On December 18, 2024, Citi rendered its written opinion to the Liberty TripAdvisor Board as to, as of December 18, 2024, and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by Citi as set forth in its written opinion, the fairness, from a financial point of view, to the holders of Liberty TripAdvisor common stock (other than Mr. Maffei and his affiliates) of the merger consideration to be received by such holders in the merger pursuant to the merger agreement.
The full text of Citi’s written opinion, which describes, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken, is attached as Annex C to this proxy statement. The description of Citi’s opinion contained in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Citi’s opinion was directed to the Liberty TripAdvisor Board, in its capacity as such, and addressed only the fairness, from a financial point of view and as of the date of such opinion, to the holders of Liberty TripAdvisor common stock (other than Mr. Maffei and his affiliates) of the merger consideration to be received by such holders in the merger pursuant to the merger agreement. Citi’s opinion did not address any other terms, aspects or implications of the merger. Citi expressed no view as to, and its opinion did not address, the underlying business decision of Liberty TripAdvisor to effect or enter into the merger, the relative merits of the merger as compared to any alternative business strategies that might exist for Liberty TripAdvisor or the effect of any other transaction which Liberty TripAdvisor might engage in or consider. Citi’s opinion is not intended to be and does not constitute a recommendation as to how the Liberty TripAdvisor Board or any securityholder should vote or act on any matters relating to the proposed merger or otherwise.
In arriving at its opinion, Citi, among other things:
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reviewed an execution version of the merger agreement furnished to Citi on December 18, 2024;

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held discussions with certain senior officers, directors and other representatives and advisors of Liberty TripAdvisor concerning the businesses, operations and prospects of Liberty TripAdvisor and Tripadvisor, as well as the anticipated benefits of the merger;

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examined certain publicly available business and financial information relating to Liberty TripAdvisor and Tripadvisor, as well as certain other information and data relating to Liberty TripAdvisor (including estimates regarding certain obligations in respect of the Company’s indebtedness and other debt-like items and the Liberty TripAdvisor preferred stock), which were provided to or discussed with Citi by the management of Liberty TripAdvisor (and approved for Citi’s use by the management of Liberty TripAdvisor);

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reviewed the financial terms of the merger as set forth in the merger agreement in relation to, among other things: current and historical market prices and trading volumes of Tripadvisor common stock, Liberty TripAdvisor Series A common stock, and Liberty TripAdvisor Series B common stock; the historical earnings and other operating data of Liberty TripAdvisor and Tripadvisor; and the capitalization and financial condition of Liberty TripAdvisor and Tripadvisor;
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considered, to the extent publicly available, the financial terms of certain other transactions which Citi considered relevant in evaluating the merger;

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reviewed published price targets of certain equity research analysts for Tripadvisor common stock; and

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conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as Citi deemed appropriate in arriving at its opinion.

In rendering its opinion, Citi assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with Citi and upon the assurances of the management of Liberty TripAdvisor that they were not aware of any relevant information that has been omitted or that remained undisclosed to Citi. With respect to the financial information and other data relating to Liberty TripAdvisor provided to or otherwise reviewed by or discussed with Citi (including estimates regarding certain obligations in respect of Liberty TripAdvisor’s indebtedness and other debt-like items and the Liberty TripAdvisor preferred stock), Citi had been advised by the management of Liberty TripAdvisor that such information and data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Liberty TripAdvisor as to the matters addressed thereby. Citi expressed no view or opinion as to any financial information or data (or underlying assumptions on which any such financial information or data are based) provided to or otherwise reviewed by or discussed with Citi.
Citi assumed, with Liberty TripAdvisor’s consent, that the merger would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on Liberty TripAdvisor or the contemplated benefits of the merger or that otherwise would be meaningful in any respect to Citi’s analyses or opinion. Citi noted that Liberty TripAdvisor had reported that the shares of Liberty TripAdvisor preferred stock are required to be redeemed for cash on March 27, 2025 (subject to the terms of the certificate of designations and subject to applicable legal requirements) and that the holders of the exchangeable senior debentures have the right to require Liberty TripAdvisor to purchase their exchangeable senior debentures on March 27, 2025, in each case at prices specified by the applicable governing instruments and estimates of which have been provided to Citi by the management of Liberty TripAdvisor. Citi had been advised by the management of Liberty TripAdvisor, and Citi assumed with Liberty TripAdvisor’s consent, that Liberty TripAdvisor believes it is unlikely that Liberty TripAdvisor will be able to refinance such obligations on acceptable terms in a timely manner. Citi considered that Liberty TripAdvisor has reported that it has substantial doubt regarding its ability to continue as a going concern in the future. Representatives of Liberty TripAdvisor had advised Citi, and Citi further assumed, that the final terms of the merger agreement would not vary materially from those set forth in the draft reviewed by Citi.
Citi did not express any view or opinion with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, as to tax or other consequences of the merger or otherwise or changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting Liberty TripAdvisor or the merger (including the contemplated benefits thereof), and Citi relied, with Liberty TripAdvisor’s consent, upon the assessments of representatives of Liberty TripAdvisor as to such matters. Citi had not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Liberty TripAdvisor or Tripadvisor, nor had Citi made any physical inspection of the properties or assets of Liberty TripAdvisor or Tripadvisor. Citi had not evaluated the solvency or fair value of Liberty TripAdvisor, Tripadvisor or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Citi expressed no view or opinion as to the potential impact on Liberty TripAdvisor or Tripadvisor or any other entity of any actual or potential litigation, claims or governmental, regulatory or other proceedings, enforcement actions, consent or other orders or investigations.

Citi’s opinion addressed only the fairness, from a financial point of view and as of the date thereof, of the merger consideration payable in the merger pursuant to the merger agreement (to the extent expressly specified therein), without regard to individual circumstances of specific holders (whether by virtue of control, voting, liquidity, contractual arrangements or otherwise) which may distinguish such holders. Citi’s opinion did not address any other terms, aspects or implications of the merger, including, without limitation, the form or structure of the merger, the treatment of the Liberty TripAdvisor preferred stock or any terms, aspects or implications of any other agreement, arrangement or understanding to be entered into in connection with or contemplated by the merger or otherwise (including any voting agreement to be entered into in connection with the merger). Citi was not requested to, and Citi did not, solicit third party indications of interest in the possible acquisition of all or a part of Liberty TripAdvisor. With Liberty TripAdvisor’s approval, Citi treated as equivalent, in all respects material to its analyses and opinion, shares of (i) Liberty TripAdvisor Series A common stock and Liberty TripAdvisor Series B common stock and (ii) Tripadvisor common stock and Tripadvisor Class B common stock. Citi expressed no view as to, and its opinion does not address, the allocation of the aggregate merger consideration to be paid to all holders of Liberty TripAdvisor common stock between the holders of Liberty TripAdvisor Series A common stock and the holders of Liberty TripAdvisor Series B common stock or the fairness of the merger consideration to be received by holders of any series of Liberty TripAdvisor common stock relative to merger consideration to be received by holders of any other series of Liberty TripAdvisor common stock.
Citi expressed no view as to, and its opinion did not address, the underlying business decision of Liberty TripAdvisor to effect or enter into the merger, the relative merits of the merger as compared to any alternative business strategies that might exist for Liberty TripAdvisor or the effect of any other transaction which Liberty TripAdvisor might engage in or consider. Citi also expressed no view as to, and its opinion did not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation or other consideration to any officers, directors or employees of any parties to the merger, or any class of such persons, relative to the merger consideration or otherwise. Citi’s opinion was necessarily based upon information available to Citi, and financial, stock market and other conditions and circumstances existing, as of the date thereof. Although developments occurring or coming to Citi’s attention after the date thereof may affect Citi’s opinion, Citi has no obligation to update, revise or reaffirm its opinion.
In preparing its opinion, Citi performed a variety of financial and comparative analyses, including those described below. The summary of the analyses below is not a complete description of Citi’s opinion or the analyses underlying, and factors considered in connection with, Citi’s opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. Citi arrived at its ultimate opinion based on the results of all analyses and factors assessed as a whole, and it did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, Citi believes that the analyses must be considered as a whole and in context and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying such analyses and its opinion.
In its analyses, Citi considered business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company, business or transaction used in Citi’s analyses for comparative purposes is identical to Liberty TripAdvisor or the proposed merger. While the results of each analysis were taken into account in reaching its overall conclusion with respect to the fairness, from a financial point of view, to the holders of Liberty TripAdvisor common stock of the merger consideration (to the extent expressly specified in Citi’s opinion), Citi did not make separate or quantifiable judgments regarding individual analyses. The reference ranges indicated by Citi’s financial analyses are illustrative and not necessarily indicative of actual values nor predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond Liberty TripAdvisor’s or Citi’s control. Much of the information used in, and accordingly the results of, Citi’s analyses are inherently subject to substantial uncertainty.

Citi was selected by Liberty TripAdvisor to act as its financial advisor based on Citi’s qualifications, experience and reputation. Citi is an internationally recognized investment banking firm that regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Citi was not requested to, and it did not, recommend or determine the specific consideration payable in the merger or opine that any specific consideration constituted the only appropriate consideration for the merger. The type and amount of consideration payable in the merger were determined through negotiations between Liberty TripAdvisor and Tripadvisor, and the decision of Liberty TripAdvisor to enter into the merger agreement was solely that of the Liberty TripAdvisor Board.
Citi’s opinion to the Liberty TripAdvisor Board was one of many factors taken into consideration by the Liberty TripAdvisor Board in deciding to consider, approve and declare the advisability of the merger agreement and the transactions contemplated thereby and to recommend the approval of the merger agreement and the transactions contemplated thereby by the holders of Liberty TripAdvisor common stock. Consequently, the analyses described above should not be viewed as determinative of the opinion of the Liberty TripAdvisor Board with respect to the merger consideration or of whether the Liberty TripAdvisor Board or management would have been willing to agree to a different merger consideration. The issuance of Citi’s opinion was authorized by Citi’s fairness opinion committee.
Summary of Financial Analyses of Citi
The following is a summary of the material financial analyses performed by Citi in connection with the preparation of its written opinion to the Liberty TripAdvisor Board, provided as of December 18, 2024. The following summary is not a complete description of the financial analyses performed and factors considered by Citi in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before December 18, 2024. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Citi, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole. Assessing any portion of such analyses and of the factors reviewed, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Citi’s opinion. Furthermore, mathematical analysis is not in itself a meaningful method of using the data referred to below.
For purposes of its financial analysis and opinion, Citi utilized and relied upon the number of issued and outstanding shares of Liberty TripAdvisor provided by, or approved for its use by, the management of Liberty TripAdvisor.
Net Asset Value
Citi calculated an estimate of net asset value (“NAV”) of Liberty TripAdvisor, based on information provided by Liberty TripAdvisor (and approved for Citi’s use by Liberty TripAdvisor management).
First, Citi calculated the values of Liberty TripAdvisor attributable to Liberty TripAdvisor’s share interest in Tripadvisor by multiplying the share price for TripAdvisor of $13.49 (the closing share price of Tripadvisor common stock on December 17, 2024) by the approximately 29.2 million shares of Tripadvisor common stock held by Liberty TripAdvisor, based on public filings and approved by Liberty TripAdvisor, to derive a total equity value for Liberty TripAdvisor’s share interest in Tripadvisor of approximately $395 million, inclusive of the derived equity value for the Tripadvisor common stock and Tripadvisor’s Class B common stock, par value $0.001 per share (the “Tripadvisor Class B common stock”, and together with the Tripadvisor common stock, the “Tripadvisor shares”) pledged to satisfy Liberty TripAdvisor’s obligations arising from the forward contract between Liberty TripAdvisor, LLC, a wholly owned subsidiary of Liberty TripAdvisor and an unaffiliated third party buyer, dated March 9, 2020 and as amended by that certain letter agreement, dated August 10, 2022 (the “forward contract”).

To derive an estimate of NAV for Liberty TripAdvisor, Citi: (i) added the value of the Liberty TripAdvisor share interest in Tripadvisor it calculated as described in the preceding paragraph, (ii) subtracted the value of Liberty TripAdvisor’s obligations arising from the forward contract of $33 million (assuming settlement will be satisfied by delivery of approximately 2.4 million pledged Tripadvisor shares), based on information provided by Liberty TripAdvisor, (iii) subtracted $330 million, reflecting par amount of Liberty TripAdvisor’s obligations in connection with its exchangeable senior debentures, based on information provided by Liberty TripAdvisor, and (iv) subtracted $276 million, reflecting the approximate accreted value of the Liberty TripAdvisor preferred stock as of March 31, 2025, based on information provided by Liberty TripAdvisor. Citi then divided this calculated amount by Liberty TripAdvisor’s fully diluted shares using the treasury stock method (as provided by Liberty TripAdvisor).
This analysis indicated a per share NAV for Liberty TripAdvisor of negative ($3.13). Citi noted that had the ten-day volume weighted average share price for Tripadvisor through December 17, 2024 been used instead of the December 17, 2024 closing share price, the analysis would have indicated a per share NAV for Liberty TripAdvisor of negative ($2.95). Citi noted that the per share merger consideration in the merger of $0.2567 exceeded these NAV estimates.
Citi then recalculated the implied per share NAV for Liberty TripAdvisor using alternative share prices indicated below for the shares of Tripadvisor common stock held by Liberty TripAdvisor. Citi applied certain hypothetical prices based on selected undiscounted price targets of selected equity research analysts that were published from November 6, 2024 through November 15, 2024 and reviewed with the Liberty TripAdvisor Board (Citi excluded one research report due to its inclusion of an acquisition premium in its price target methodology). For these calculations, Citi applied the low, median and high of such undiscounted price targets ($11.00, $17.00 and $25.00, respectively). This analysis reflected illustrative per share NAV’s of negative ($3.99) using the low undiscounted price target of $11.00, negative ($1.92) using the median undiscounted price target of $17.00, and $0.83 using the high undiscounted price target of $25.00.
Selected Precedent Transactions Analysis
Citi performed a selected precedent transactions analysis, which was designed to derive a range of implied per share NAV’s based on discounts or premiums to net asset value implied in selected transactions based on publicly available financial terms for selected transactions. In connection with its analysis, Citi reviewed publicly available financial data for certain transactions, including financial analyses of financial advisors summarized in proxy statements for such transactions, deemed comparable in one or more respects since 2006 and in respect of which the target was a significant stockholder of the acquiror.
The selected transactions considered by Citi for its analysis of Liberty TripAdvisor were:
Date Completed	Target	Acquiror
11/24 (Announcement)	Liberty Broadband Corp.	Charter Communications
09/24	Sirius XM Holdings	Liberty SiriusXM Group
12/20	GCI Liberty, Inc.	Liberty Broadband Corporation
07/20	Standard Diversified Inc.	Turning Point Brands, Inc.
07/19	Liberty Expedia Holdings, Inc.	Expedia Group, Inc.
07/18	Spectrum Brands Holdings, Inc.	HRG Group, Inc.
05/11	Retail Ventures, Inc.	DSW Inc.
11/09	DIRECTV	Liberty Entertainment, Inc.
04/09	Smith Investment Company	A.O. Smith Corporation
11/06	Fidelity National Financial, Inc.	Fidelity Information Services
Citi noted that the merger consideration provided for in the selected transactions indicated discounts / premiums to NAV ranging from (12.0%) to 5.6%. Applying this range of discounts / premiums to the calculated per share NAV for Liberty TripAdvisor of negative ($3.13) indicated a range of implied per share NAV’s of negative ($3.51) to negative ($2.95), as compared to the merger consideration in the merger of $0.2567.

Miscellaneous
Citi acted as financial advisor to Liberty TripAdvisor in connection with the proposed merger and became entitled to its fee of $2 million for such services upon delivery of its opinion. Liberty TripAdvisor agreed to reimburse Citi for its expenses, including fees and expenses of counsel, incurred in connection with its engagement. In addition, Liberty TripAdvisor agreed to indemnify Citi and related parties against certain liabilities, including liabilities under the federal securities laws, relating to or arising out of Citi’s engagement.
Citi and its affiliates in the past have provided, and currently provide, services to Liberty TripAdvisor, Tripadvisor and various other entities associated with Liberty TripAdvisor unrelated to the proposed merger, for which services Citi and its affiliates have received and expect to receive compensation, including, without limitation, during the two-year period prior to delivery of its opinion, (i) for Tripadvisor and its affiliates, acting as (a) a joint lead arranger in July 2024 for a credit facility for Tripadvisor and (b) a lender in one or more credit facilities for Tripadvisor and (ii) for Liberty TripAdvisor and various other entities associated with Liberty TripAdvisor, acting as (a) a joint bookrunner in June 2024 for issuance of a Liberty Broadband Corporation (“Liberty Broadband”) / Charter Communications, Inc. (“Charter”) exchangeable bond due 2054 and in February 2023 for issuance of a Liberty Broadband / Charter exchangeable bond due 2053, (b) a lender in a margin loan facility for Liberty Broadband, (c) a joint bookrunner in September 2023 for issuance of a Liberty Media / Live Nation Entertainment, Inc. (“Live Nation”) exchangeable bond, (d) a joint lead arranger in September 2024 for, and lender in, one or more credit facilities of Delta Topco Limited and its subsidiaries (“Formula 1”), (e) a provider of a bridge commitment in April 2024 with respect to Liberty Media’s acquisition of Dorna Sports, S.L., (f) a participant in November 2022 in refinancings and new borrowings undertaken by Formula 1, (g) a joint lead dealer manager in September 2024 with respect to an exchange offer of certain outstanding debt securities of QVC, Inc. (“QVC”), (h) a lender in one or more credit facilities for QVC and Cornerstone Brands, Inc., (i) a bookrunner in November 2024 and December 2022 for Live Nation’s issuances of $1.1 billion and $1 billion, respectively, of convertible notes, (j) a lender in one or more credit facilities for Live Nation, (k) a financial advisor with respect to Charter’s announced acquisition in November 2024 of Liberty Broadband, (l) a financial advisor with respect to Charter’s exploration of a possible joint venture transaction, (m) a financial advisor with respect to a possible acquisition transaction that did not result in a fee to Citi, (n) a joint arranger and joint bookrunner in November 2024 of certain credit facilities for Charter, (o) a joint bookrunner in May 2024 for Charter’s issuance of $1.5 billion of Senior Notes due 2029 and $1.5 billion of Senior Notes due 2034, (p) a joint bookrunner in November 2023 for Charter’s issuance of $1.1 billion of Senior Notes due 2026 and $900 million of Senior Notes due 2034, and (q) a joint lead arranger and lender in one or more credit facilities of Charter. In the ordinary course of its business, Citi and its affiliates may actively trade or hold the securities of Liberty TripAdvisor, Tripadvisor and their respective affiliates for its own account or for the account of its customers and, accordingly, may at any time hold a long or short position in such securities. Citi disclosed to Liberty TripAdvisor that, as of the date of such disclosure (in the days leading up to delivery of its opinion), Citi’s holdings in equity securities of Liberty TripAdvisor and Tripadvisor amounted to less than 1% of the outstanding shares of Liberty TripAdvisor and Tripadvisor, respectively. For investment banking services, Citi was paid by Liberty TripAdvisor (and various other entities associated with Liberty TripAdvisor) and Tripadvisor, during the two-year period prior to the date of its opinion, approximately $23 million and approximately $0.1 million, respectively. In addition, Citi and its affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with Liberty TripAdvisor, Tripadvisor and their respective affiliates.
Other Discussions by Citi
Citi also reviewed with the Liberty TripAdvisor Board on December 16, 2024 certain preliminary illustrative financial analyses. These preliminary illustrative financial analyses do not constitute, or form the basis of, an opinion of Citi with respect to the merger consideration, and were based on economic, monetary, market and other conditions as in effect on, and the information made available to Citi as of, the date of that discussion. The December 16 discussion included similar information as the information included in the December 18 presentation, except that the December 18 presentation was updated principally to account for final deal terms and updated market data as of December 17, 2024.

Opinion of Centerview Partners LLC
On December 18, 2024, Centerview rendered to the Tripadvisor special committee its oral opinion, subsequently confirmed in a written opinion dated such date, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the merger consideration to be paid to the holders of shares of Liberty TripAdvisor capital stock (other than excluded shares) pursuant to the merger agreement was fair, from a financial point of view, to Tripadvisor.
The full text of Centerview’s written opinion, dated December 18, 2024, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex D and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety to the full text of Centerview’s written opinion attached as Annex D. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Tripadvisor special committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the transaction and Centerview’s opinion only addressed the fairness, from a financial point of view, as of the date thereof, to Tripadvisor of the merger consideration to be paid to the holders of shares of Liberty TripAdvisor capital stock (other than excluded shares) pursuant to the merger agreement. Centerview’s opinion did not address any other term or aspect of the merger agreement or the transaction and does not constitute a recommendation to any stockholder of Tripadvisor or Liberty TripAdvisor or any other person as to how such stockholder or other person should vote with respect to the merger or otherwise act with respect to the transaction or any other matter.
The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.
In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things:
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a draft of the merger agreement dated December 18, 2024, referred to in this summary of Centerview’s opinion as the “draft merger agreement”;

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Annual Reports on Form 10-K of Tripadvisor and Liberty TripAdvisor, in each case, for the years ended December 31, 2023, December 31, 2022 and December 31, 2021;

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certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Tripadvisor and Liberty TripAdvisor;

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certain publicly available research analyst reports for Tripadvisor and Liberty TripAdvisor;

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certain other communications from Tripadvisor and Liberty TripAdvisor to their respective stockholders;

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certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of Tripadvisor, including certain financial forecasts, analyses and projections relating to Tripadvisor prepared by Tripadvisor management and furnished to Centerview by Tripadvisor for purposes of Centerview’s analysis and approved for Centerview’s use by the Tripadvisor special committee (the “Tripadvisor forecasts”) (collectively, the “Tripadvisor internal data”); and

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certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of Liberty TripAdvisor prepared by Liberty TripAdvisor management and furnished to Centerview by Tripadvisor for purposes of Centerview’s analysis (collectively, the “Liberty TripAdvisor internal data”).

Centerview also participated in discussions with members of the senior management and representatives of each of Tripadvisor and Liberty TripAdvisor regarding their assessment of the Tripadvisor internal data and the Liberty TripAdvisor internal data, as appropriate, and the strategic rationale for the transaction. In addition, Centerview reviewed publicly available financial and stock market data, including valuation multiples, for Tripadvisor and Liberty TripAdvisor and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that Centerview deemed relevant. Centerview also compared certain of the proposed financial terms of the transaction with the financial terms, to the extent publicly available, of certain other transactions that Centerview deemed relevant and conducted such financial studies and analyses and took into account such other information as Centerview deemed appropriate.
Centerview assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Centerview for purposes of its opinion and, with the Tripadvisor special committee’s consent, Centerview relied upon such information as being complete and accurate. In that regard, Centerview assumed, at the Tripadvisor special committee’s direction, that the Tripadvisor internal data (including, without limitation, the Tripadvisor forecasts) and the Liberty TripAdvisor internal data were reasonably prepared on bases reflecting the best currently available estimates and judgments of Tripadvisor management and Liberty TripAdvisor management, as applicable, as to the matters covered thereby and Centerview relied, at the Tripadvisor special committee’s direction, on the Tripadvisor internal data and the Liberty TripAdvisor internal data for purposes of Centerview’s analysis and opinion. Centerview expressed no view or opinion as to the Tripadvisor internal data and the Liberty TripAdvisor internal data or the assumptions on which any of them were based. In addition, at the Tripadvisor special committee’s direction, Centerview did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of Tripadvisor or Liberty TripAdvisor, nor was Centerview furnished with any such evaluation or appraisal, and was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of Tripadvisor or Liberty TripAdvisor. Centerview assumed, at the Tripadvisor special committee’s direction, that the final executed merger agreement would not differ in any respect material to Centerview’s analysis or opinion from the draft merger agreement reviewed by Centerview. Centerview also assumed, at the Tripadvisor special committee’s direction, that the transaction will be consummated on the terms set forth in the merger agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Centerview’s analysis or Centerview’s opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to Centerview’s analysis or Centerview’s opinion. Centerview did not evaluate and did not express any opinion as to the solvency or fair value of Tripadvisor or Liberty TripAdvisor, or the ability of Tripadvisor or Liberty TripAdvisor to pay their respective obligations when they come due, or as to the impact of the transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Centerview is not a legal, regulatory, tax or accounting advisor, and Centerview expressed no opinion as to any legal, regulatory, tax or accounting matters.
Centerview’s opinion expressed no view as to, and did not address, Tripadvisor or Liberty TripAdvisor’s underlying business decision to proceed with or effect the transaction, or the relative merits of the transaction as compared to any alternative business strategies or transactions that might be available to Tripadvisor or Liberty TripAdvisor or in which either might engage. Centerview’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of Centerview’s written opinion, of the merger consideration to be paid by Tripadvisor to the holders of shares of Liberty TripAdvisor capital stock (other than excluded shares) pursuant to the merger agreement to Tripadvisor. For purposes of its opinion, Centerview was not asked to, and Centerview did not, express any view on, and its opinion did not address, any other term or aspect of the merger agreement or the transaction, including, without limitation, the structure or form of the transaction, or any other agreements or arrangements contemplated by the merger agreement or entered into in connection with or otherwise contemplated by the transaction, including, without limitation, the fairness of the transaction or any other term or aspect of the transaction to, or any consideration to be received in connection therewith by, or the impact of the transaction on, the holders of any other class of securities, creditors or other constituencies of Tripadvisor, Liberty TripAdvisor or any other party. Centerview expressed no opinion with respect to, and Centerview’s opinion did not address, the fairness (financial or otherwise) of the merger consideration or the transaction or any other term or aspect of the transaction to Liberty TripAdvisor, its affiliates (other than to Tripadvisor except as expressly stated in Centerview’s opinion) or the holders of shares of Liberty TripAdvisor capital stock. In addition, Centerview expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of Tripadvisor, Liberty TripAdvisor or any party, or class of such persons in connection with the transaction, whether relative to the merger consideration to be paid to the holders of shares of Liberty TripAdvisor capital stock (other than excluded shares) pursuant to the merger agreement or otherwise. Centerview expressed no opinion with respect to the voting, governance or other rights of the holders of any class or series of capital stock of Tripadvisor, Liberty TripAdvisor or any other person, whether in their capacity as holders of such securities or otherwise (and Centerview did not take any such rights into account in Centerview’s analysis), nor did Centerview express any opinion with respect to the issuance of the Tripadvisor common stock (and Centerview did not take any such issuance into account in Centerview’s analysis). Centerview’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date of Centerview’s written opinion, and Centerview does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of Centerview’s written opinion. Centerview expressed no view or opinion as to what the value of any securities issued by Tripadvisor will be when issued pursuant to, and following the consummation of, the transaction, or what the value of any securities of Liberty TripAdvisor will be immediately prior to the effective time of the merger, or the prices at which the securities of Tripadvisor or Liberty TripAdvisor will trade or otherwise be transferable at any time, including following the announcement or consummation of the transaction. Centerview’s opinion does not constitute a recommendation to any stockholder of Tripadvisor or Liberty TripAdvisor or any other person as to how such stockholder or other person should vote with respect to the merger or otherwise act with respect to the transaction or any other matter. Centerview’s financial advisory services and its written opinion were provided for the information and assistance of the Tripadvisor special committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the transaction. The issuance of Centerview’s opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.
Summary of Centerview Financial Analysis
The following is a summary of the material financial analyses prepared and reviewed with the Tripadvisor special committee in connection with Centerview’s opinion, dated December 18, 2024. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying the opinion of, Centerview, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Centerview. Centerview may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Centerview’s view of the actual value of Tripadvisor or Liberty TripAdvisor. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by Centerview. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Centerview’s financial analyses and its opinion. In performing its analyses, Centerview made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Tripadvisor, Liberty TripAdvisor or any other parties to the transaction. None of Tripadvisor, Liberty TripAdvisor, Merger Sub, Centerview or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of Tripadvisor or Liberty TripAdvisor do not purport to be appraisals or reflect the prices at which Tripadvisor or Liberty TripAdvisor may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before December 17, 2024 (the last trading day before the public announcement of the transaction) and is not necessarily indicative of current market conditions.

Selected Public Comparable Companies Analysis
Centerview reviewed and compared certain financial information for Tripadvisor to corresponding financial information for certain publicly traded companies (which companies are referred to as the “selected companies” in this summary of Centerview’s opinion) that Centerview, based on its experience and professional judgment, deemed relevant to consider in relation to Tripadvisor.
The selected companies were as follows:
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Angi Inc.

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CarGurus, Inc.

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Expedia, Inc.

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Nerdwallet, Inc.

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Sabre Corporation

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Yelp Inc.

Although none of the selected companies used in this analysis is directly comparable to Tripadvisor, the selected companies listed above were chosen by Centerview, among other reasons, because they are publicly traded companies with certain business, operational, and/or financial characteristics that, for purposes of Centerview’s analysis, may be considered similar to those of Tripadvisor. However, because none of the selected companies is exactly the same as Tripadvisor, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected public company analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment concerning differences between the operational, business or financial characteristics of Tripadvisor and the selected companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis.
Using publicly available information obtained from SEC filings and other data sources as of December 17, 2024, Centerview calculated, for each selected company, the company’s enterprise value (calculated as the equity value (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted stock units, performance stock units and other convertible securities) plus the book value of debt and certain liabilities less cash and cash equivalents) as multiples of (i) the Wall Street research analyst consensus estimated Adj. EBITDA for calendar year 2025 (“EV/2025E Adj. EBITDA”) and (ii) the Wall Street research analyst consensus estimated Adj. EBITDA for calendar year 2026 (“EV/2026E Adj. EBITDA”). For purposes of the financial analyses described below in this section, Adj. EBITDA is calculated as net earnings before interest, income taxes, depreciation and amortization, adjusted to exclude non-recurring items and stock-based compensation expense.
The results of this analysis for the selected companies are summarized below:
Selected Company	EV/2025E Adj. EBITDA	EV/2026E Adj. EBITDA
Angi Inc.	7.1x	6.4x
CarGurus, Inc.	13.6x	12.6x
Expedia, Inc.	8.2x	7.4x
Nerdwallet, Inc.	7.4x	6.6x
Sabre Corporation	9.0x	8.6x
Yelp Inc.	6.9x	6.5x
Average	8.7x	8.0x
Median	7.8x	7.0x
Based on this analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a reference range of EV/2025E Adj. EBITDA multiples of 5.4x – 7.5x and EV/2026E Adj. EBITDA multiples of 4.8x – 7.0x for Tripadvisor. In selecting these reference ranges, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operating characteristics and prospects of Tripadvisor and the selected companies that could affect the public trading values in order to provide a context in which to consider the results of the quantitative analysis.
Centerview applied the selected reference ranges to Tripadvisor’s estimated calendar year 2025 Adj. EBITDA of $330 million and estimated calendar year 2026 Adj. EBITDA of $415 million, each as set forth in the Tripadvisor forecasts, to derive ranges of implied enterprise values of Tripadvisor. Centerview added to these ranges of implied enterprise values the book value of Tripadvisor’s net cash of $214 million, as set forth in the Tripadvisor internal data, to derive ranges of implied aggregate equity values for Tripadvisor. Centerview then divided these ranges of implied aggregate equity values for Tripadvisor by the number of fully-diluted outstanding shares of Tripadvisor common stock as of December 10, 2024 of 152.8 million shares, based on Tripadvisor’s public filings and as provided by Tripadvisor management, which was directed by the Tripadvisor special committee for Centerview to use in connection with its analysis, to derive ranges of implied equity values per share of Tripadvisor common stock. Centerview multiplied these ranges of implied equity values per share by approximately 26.8 million shares of Tripadvisor common stock held by Liberty TripAdvisor (net of approximately 2.4 million shares of Tripadvisor common stock pledged as collateral pursuant to a variable prepaid forward contract), as set forth in the Liberty TripAdvisor internal data, to derive ranges of implied enterprise values of Liberty TripAdvisor. Centerview subtracted from these ranges of implied enterprise values the principal amount outstanding, which was $330 million as of September 30, 2024, of the exchangeable senior debentures, based on Liberty TripAdvisor’s public filings, which was directed by the Tripadvisor special committee for Centerview to use in connection with its analysis, to derive ranges of implied aggregate equity values for Liberty TripAdvisor.
The results of this analysis are summarized below:
Valuation Metric	Reference Range	Implied Aggregate Equity Value of Liberty TripAdvisor (millions)
EV/2025E Adj. EBITDA	5.4x – 7.5x	$19 – $139
EV/2026E Adj. EBITDA	4.8x – 7.0x	$59 – $220
Selected Precedent Transaction Analysis
Centerview reviewed and analyzed certain information relating to the selected acquisitions of publicly traded companies in the consumer technology and internet industry in the past 10 years (which transactions are referred to as the “selected transactions”) that Centerview, based on its experience and professional judgment, deemed relevant to consider in relation to Tripadvisor, Liberty TripAdvisor and the transaction.
Using publicly available information obtained from SEC filings and other data sources as of the time of the announcement of the relevant transactions, Centerview calculated, for each selected transaction, the transaction value (calculated as the offer value determined using the treasury stock method and taking into account in-the-money options, warrants, restricted stock units, performance stock units and other convertible securities, plus the book value of debt and certain liabilities less cash and cash equivalents and excluding the value of any contingent consideration) implied for each target company based on the consideration payable in the applicable selected transaction as a multiple of the Wall Street research analyst consensus estimated Adj. EBITDA for the next twelve months (“EV/NTM Adj. EBITDA”).
The selected transactions consist of:
Announce Date	Acquiror	Target	EV/NTM Adj. EBITDA
July 9, 2021	Thoma Bravo, L.P.	Stamps.com Inc.	28.8x
June 10, 2019	Apollo Global Management, LLC	Shutterfly, Inc.	7.8x
December 10, 2018	Tivity Health, Inc.	Nutrisystem, Inc.	12.7x
July 24, 2017	Internet Brands, Inc.	WebMD Health Corp.	11.3x
July 3, 2017	Red Ventures Holdco, LP	Bankrate, Inc.	10.9x

Announce Date	Acquiror	Target	EV/NTM Adj. EBITDA
July 25, 2016	Verizon Communications Inc.	Yahoo! Inc. (Operating Business)	5.3x
April 28, 2016	Cinven Limited; Canada Pension Plan Investment Board	Hotelbeds Group SL	8.7x
November 4, 2015	Expedia, Inc.	HomeAway, Inc.	20.6x
May 12, 2015	Verizon Communications Inc.	AOL Inc.	8.5x
February 12, 2015	Expedia, Inc.	Orbitz Worldwide, Inc.	9.6x
Median			10.2x
Mean			12.4x
Although none of the selected transactions is directly comparable to the combination, the selected transactions above were selected by Centerview because, among other reasons, their participants, size or other factors, for purposes of Centerview’s analysis, may be considered similar to the transaction. The reasons for and the circumstances surrounding each of the selected transactions analyzed were diverse and there are inherent differences in the business, operational, and/or financial conditions and prospects of Tripadvisor, Liberty TripAdvisor and the companies included in the selected precedent transactions analysis. However, because none of the selected transactions used in this analysis is identical or directly comparable to the transaction, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the qualitative results of the selected precedent transaction analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences in business, operational and/or financial characteristics and other factors that could affect the transaction values of each in order to provide a context in which to consider the results of the quantitative analysis.
Based on this analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected an EV/NTM Adj. EBITDA multiple reference range of 8.0x to 11.0x. In selecting this reference range, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operating characteristics and prospects of Tripadvisor, Liberty TripAdvisor and the selected transactions that could affect the public trading values in order to provide a context in which to consider the results of the quantitative analysis.
Centerview applied the selected reference range to Tripadvisor’s estimated Adj. EBITDA for the next twelve-month period of $321 million as set forth in the Tripadvisor forecasts, to derive a range of implied enterprise values of Tripadvisor. Centerview added to this range of implied enterprise values the book value of Tripadvisor’s net cash of $214 million, as set forth in the Tripadvisor internal data, to derive a range of implied aggregate equity values for Tripadvisor. Centerview then divided this range of implied aggregate equity values for Tripadvisor by the number of fully-diluted outstanding shares of Tripadvisor common stock as of December 10, 2024 of 152.8 million shares, based on Tripadvisor’s public filings and as provided by Tripadvisor management, which was directed by the Tripadvisor special committee for Centerview to use in connection with its analysis, to derive a range of implied equity values per share of Tripadvisor common stock. Centerview multiplied this range of implied equity values per share by approximately 26.8 million shares of Tripadvisor common stock held by Liberty TripAdvisor (net of approximately 2.4 million shares of Tripadvisor common stock pledged as collateral pursuant to a variable prepaid forward contract), as set forth in the Liberty TripAdvisor internal data, to derive a range of implied enterprise values of Liberty TripAdvisor. Centerview subtracted from this range of implied enterprise values the principal amount outstanding, which was $330 million as of September 30, 2024, of the exchangeable senior debentures, based on Liberty TripAdvisor’s public filings, which was directed by the Tripadvisor special committee for Centerview to use in connection with its analysis, to derive a range of implied aggregate equity values of Liberty TripAdvisor of $160 million to $327 million.
Discounted Cash Flow Analysis
Centerview performed a discounted cash flow analysis of Tripadvisor. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset or set of assets by calculating the “present value” of estimated future cash flows of the asset or set of assets. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.
In performing this analysis, Centerview added the estimated present value as of September 30, 2024 of the unlevered free cash flows of Tripadvisor reflected in the Tripadvisor forecasts for the time period of the fourth fiscal quarter of 2024 through fiscal year 2029 to the estimated present value as of September 30, 2024 of the terminal value of Tripadvisor at the end of the forecast period that was estimated by applying a range of terminal multiples ranging from 5.4x to 7.5x to Tripadvisor’s estimated Adj. EBITDA for the next twelve month period in its terminal year as set forth in the Tripadvisor forecasts. The terminal multiples were based on considerations that Centerview deemed relevant in its professional judgment and experience. The unlevered free cash flows and terminal values were then discounted to present value using discount rates ranging from 12% to 14.50%. This range of discount rates was determined based on Centerview’s analysis of Tripadvisor’s weighted average cost of capital. Based on its analysis, Centerview calculated a range of implied enterprise values of Tripadvisor. Centerview added to this range of implied enterprise values the book value of Tripadvisor’s net cash of $214 million, as set forth in the Tripadvisor internal data, to derive a range of implied aggregate equity values for Tripadvisor. Centerview then divided this range of implied aggregate equity values for Tripadvisor by the number of fully-diluted outstanding shares of Tripadvisor common stock as of December 10, 2024 of 152.8 million shares, based on Tripadvisor’s public filings and as provided by Tripadvisor management, which was directed by the Tripadvisor special committee for Centerview to use in connection with its analysis, to derive a range of implied equity values per share of Tripadvisor common stock. Centerview multiplied this range of implied equity values per share by approximately 26.8 million shares of Tripadvisor common stock held by Liberty TripAdvisor (net of approximately 2.4 million shares of Tripadvisor common stock pledged as collateral pursuant to a variable prepaid forward contract), as set forth in the Liberty TripAdvisor internal data, to derive a range of implied enterprise values of Liberty TripAdvisor. Centerview subtracted from this range of implied enterprise values the principal amount outstanding, which was $330 million as of September 30, 2024, of the exchangeable senior debentures, based on Liberty TripAdvisor’s public filings, which was directed by the Tripadvisor special committee for Centerview to use in connection with its analysis, to derive a range of implied aggregate equity values of Liberty TripAdvisor of $153 million to $347 million.
Other Factors
Centerview noted for the Tripadvisor special committee certain additional factors solely for reference and informational purposes only, including, among other things, the following:
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Historical Share Price Performance.   Centerview reviewed the historical share price performance of Tripadvisor common stock for the 52-week period ending on December 17, 2024. Centerview noted that the range of low and high closing share prices of Tripadvisor common stock during the prior 52-week period was $13.23 to $28.56. Centerview multiplied this range of closing share prices by approximately 26.8 million shares of Tripadvisor common stock held by Liberty TripAdvisor (net of approximately 2.4 million shares of Tripadvisor common stock pledged as collateral pursuant to a variable prepaid forward contract), as set forth in the Liberty TripAdvisor internal data, to derive a range of implied enterprise values of Liberty TripAdvisor. Centerview subtracted from this range of implied enterprise values the principal amount outstanding, which was $330 million as of September 30, 2024, of the exchangeable senior debentures, based on Liberty TripAdvisor’s public filings, which was directed by the Tripadvisor special committee for Centerview to use in connection with its analysis, to derive a range of implied aggregate equity values of Liberty TripAdvisor, which ranged from $25 million to $436 million.

•
Analyst Price Targets.   Centerview reviewed analyst share price targets for Tripadvisor common stock in recently published, publicly available research analysts’ reports, and noted that the range of share price targets was between $11.00 and $25.00. Centerview multiplied this range of share price targets by approximately 26.8 million shares of Tripadvisor common stock held by Liberty TripAdvisor (net of approximately 2.4 million shares of Tripadvisor common stock pledged as collateral pursuant to a variable prepaid forward contract), as set forth in the Liberty TripAdvisor internal data, to derive a range of implied enterprise values of Liberty TripAdvisor. Centerview subtracted from this range of implied enterprise values the principal amount outstanding, which was $330 million as of September 30, 2024, of the exchangeable senior debentures, based on Liberty

TripAdvisor’s public filings, which was directed by the Tripadvisor special committee for Centerview to use in connection with its analysis, to derive a range of implied aggregate equity values of Liberty TripAdvisor, which ranged up to $341 million.
General
The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Centerview did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Centerview made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.
Centerview’s financial analyses and opinion were only one of many factors taken into consideration by the Tripadvisor special committee in its evaluation of the transaction. Consequently, the analyses described above should not be viewed as determinative of the views of the Tripadvisor special committee, Tripadvisor Board, or Tripadvisor management with respect to the merger consideration or as to whether the Tripadvisor special committee would have been willing to determine that a different consideration was fair. The consideration for the transaction was determined through arm’s-length negotiations between Tripadvisor and Liberty Tripadvisor and was approved by the Tripadvisor special committee and the Tripadvisor Board. Centerview provided advice to the Tripadvisor special committee during these negotiations. Centerview did not, however recommend any specific amount of consideration to Tripadvisor, the Tripadvisor special committee, or the Tripadvisor Board, or that any specific amount of consideration constituted the only appropriate consideration for the transaction.
Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion, except for its engagement by the Tripadvisor special committee, Centerview had not been engaged to provide financial advisory or other services to Tripadvisor, and Centerview had received between $500,000 and $2,000,000 in compensation from Tripadvisor in connection with its engagement with the Tripadvisor special committee during such period. In the two years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to Liberty TripAdvisor or Merger Sub, and Centerview did not receive any compensation from Liberty TripAdvisor or Merger Sub during such period. Centerview may provide financial advisory and other services to or with respect to Tripadvisor or Liberty TripAdvisor or their respective affiliates in the future, for which Centerview may receive compensation. Certain (i) of Centerview’s and Centerview’s affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of Centerview’s affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Liberty TripAdvisor, Tripadvisor, or any of their respective affiliates, or any other party that may be involved in the transaction.
The Tripadvisor special committee selected Centerview as its financial advisor in connection with the transaction based on Centerview’s reputation and experience. Centerview is an internationally recognized investment banking firm that has substantial experience in transactions similar to the transaction.
In connection with Centerview’s services as the financial advisor to the Tripadvisor special committee, Tripadvisor has agreed to pay Centerview an aggregate fee of $10,500,000, $3,000,000 of which was payable upon the rendering of Centerview’s opinion and $7,500,000 million of which is payable contingent upon consummation of the transaction. In addition, Tripadvisor has agreed to reimburse certain of Centerview’s expenses arising, and to indemnify Centerview against certain liabilities that may arise, out of Centerview’s engagement.
Other Presentations by Centerview
In addition to the presentation made to the Tripadvisor special committee on December 18, 2024, which will be filed with the SEC as exhibit (c)(20) to the transaction statement on Schedule 13E-3 and is described above, copies of preliminary illustrative presentations presented or delivered by Centerview to the Tripadvisor special committee or the Tripadvisor Board, as applicable, on June 17, 2024, July 11, 2024, July 12, 2024, July 24, 2024, September 5, 2024, September 12, 2024, September 27, 2024, October 4, 2024, October 6, 2024, October 11, 2024, October 29, 2024, October 30, 2024, November 4, 2024, November 15, 2024, December 11, 2024 and December 18, 2024 containing, among other things, preliminary illustrative financial analyses and analysis of the transaction also are attached as exhibits to such Schedule 13E-3.
A summary of these preliminary illustrative presentations is provided below. The following summaries, however, do not purport to be a complete description of these preliminary illustrative presentations or of the preliminary financial analyses performed by Centerview.
The preliminary presentation presented or delivered by Centerview to the Tripadvisor special committee on June 17, 2024, filed as exhibit (c)(4) to the Schedule 13E-3, contains, among other information, (i) a transaction status update and overview; (ii) an overview of the proposed transaction framework of a potential acquisition of Liberty TripAdvisor by Tripadvisor communicated by Liberty TripAdvisor; (iii) an overview of Tripadvisor’s illustrative transaction framework of a potential acquisition of Liberty TripAdvisor by Tripadvisor; (iv) a preliminary illustrative future share price analysis of Tripadvisor; (v) an overview of selected precedent transactions involving share reclassifications; and (vi) a summary of Tripadvisor’s and Liberty TripAdvisor’s share price performance.
The preliminary presentation presented or delivered by Centerview to the Tripadvisor special committee on July 11, 2024, filed as exhibit (c)(5) to the Schedule 13E-3, contains, among other information, (i) an overview of the proposed transaction framework of a potential acquisition of Liberty TripAdvisor by Tripadvisor communicated by Certares and Liberty TripAdvisor; and (ii) an overview of selected precedent transactions involving share reclassifications.
The preliminary presentation presented or delivered by Centerview to the Tripadvisor special committee on July 12, 2024, filed as exhibit (c)(6) to the Schedule 13E-3, contains, among other information, a preliminary implied premium paid analysis for Tripadvisor Class B common stock.
The preliminary presentation presented or delivered by Centerview to the Tripadvisor special committee on July 24, 2024, filed as exhibit (c)(7) to the Schedule 13E-3, contains, among other information, (i) a transaction status update and overview; (ii) an overview of the proposed transaction framework of a potential acquisition of Liberty TripAdvisor by Tripadvisor communicated by Liberty TripAdvisor; (iii) an overview of selected precedent transactions involving share reclassifications; (iv) a preliminary implied premium paid analysis for Tripadvisor Class B common stock; (v) a preliminary illustrative future share price analysis of Tripadvisor; (vi) an overview of Tripadvisor’s illustrative transaction framework of a potential acquisition of Liberty TripAdvisor by Tripadvisor; and (vii) a summary of Tripadvisor’s and Liberty TripAdvisor’s historical share price performance.
The preliminary presentation presented or delivered by Centerview to the Tripadvisor special committee on September 5, 2024, filed as exhibit (c)(8) to the Schedule 13E-3, contains, among other information, (i) an overview of the proposed transaction framework of a potential acquisition of Liberty TripAdvisor by Tripadvisor communicated by Certares; (ii) a comparison of illustrative transaction frameworks of a potential acquisition of Liberty TripAdvisor by Tripadvisor presented over time; (iii) a preliminary illustrative future share price analysis of Tripadvisor; (iv) a preliminary implied premium paid analysis for Tripadvisor Class B common stock; (v) an overview of Tripadvisor’s illustrative transaction framework of a potential acquisition of Liberty TripAdvisor by Tripadvisor; (vi) an overview of selected precedent transactions involving share reclassifications; and (vii) a summary of Tripadvisor’s and Liberty TripAdvisor’s historical share price analysis.
The preliminary presentation presented or delivered by Centerview to the Tripadvisor special committee on September 12, 2024, filed as exhibit (c)(9) to the Schedule 13E-3, contains, among other information, (i) an overview of the proposed transaction framework of a potential acquisition of Liberty TripAdvisor by Tripadvisor communicated by Certares; (ii) a comparison of illustrative transaction frameworks of a potential acquisition of Liberty TripAdvisor by Tripadvisor presented over time; (iii) a preliminary implied premium paid analysis for Tripadvisor Class B common stock; (iv) a preliminary illustrative future share price analysis of Tripadvisor; (v) an overview of selected precedent transactions involving share reclassifications; and (vi) an overview of Tripadvisor’s illustrative transaction framework of a potential acquisition of Liberty TripAdvisor by Tripadvisor.
The preliminary presentation presented or delivered by Centerview to the Tripadvisor special committee on September 27, 2024, filed as exhibit (c)(10) to the Schedule 13E-3, contains, among other information, (i) an overview of the proposed transaction frameworks of a potential acquisition of Liberty TripAdvisor by Tripadvisor communicated by Liberty TripAdvisor; (ii) a comparison of illustrative transaction frameworks of a potential acquisition of Liberty TripAdvisor by Tripadvisor presented over time; (iii) a preliminary implied premium paid analysis of the aggregate premium paid and of the premium paid for Tripadvisor Class B common stock; and (iv) an overview of selected precedent transactions involving share reclassifications.
The preliminary presentation presented or delivered by Centerview to the Tripadvisor special committee on October 4, 2024, filed as exhibit (c)(11) to the Schedule 13E-3, contains, among other information, (i) an overview of the proposed transaction framework of a potential acquisition of Liberty TripAdvisor by Tripadvisor communicated by Certares; (ii) a preliminary implied premium paid analysis of the aggregate premium paid and of the premium paid for Tripadvisor Class B common stock; (iii) an overview of Tripadvisor’s illustrative transaction framework of a potential acquisition of Liberty TripAdvisor by Tripadvisor; (iv) a preliminary illustrative future share price analysis of Tripadvisor; (v) a comparison of illustrative transaction frameworks of a potential acquisition of Liberty TripAdvisor by Tripadvisor presented over time; and (vi) an overview of selected precedent transactions involving share reclassifications.
The preliminary presentation presented or delivered by Centerview to the Tripadvisor special committee on October 6, 2024, filed as exhibit (c)(12) to the Schedule 13E-3, contains, among other information, (i) an overview of the proposed transaction framework of a potential acquisition of Liberty TripAdvisor by Tripadvisor communicated by Certares; (ii) a preliminary implied premium paid analysis of the aggregate premium paid and of the premium paid for Tripadvisor Class B common stock; (iii) an overview of Tripadvisor’s illustrative transaction framework of a potential acquisition of Liberty TripAdvisor by Tripadvisor; (iv) a preliminary illustrative future share price analysis of Tripadvisor; (v) a comparison of illustrative transaction frameworks of a potential acquisition of Liberty TripAdvisor by Tripadvisor presented over time; and (vi) an overview of selected precedent transactions involving share reclassifications.
The preliminary presentation presented or delivered by Centerview to the Tripadvisor Board on October 11, 2024, filed as exhibit (c)(13) to the Schedule 13E-3, contains, among other information, (i) a transaction status update and overview; (ii) an overview of the proposed transaction framework of a potential acquisition of Liberty TripAdvisor by Tripadvisor communicated by Certares; (iii) a preliminary implied premium paid analysis of the aggregate premium paid and of the premium paid for Tripadvisor Class B common stock; and (iv) an overview of Tripadvisor’s illustrative transaction framework of a potential acquisition of Liberty TripAdvisor by Tripadvisor.
The preliminary presentation presented or delivered by Centerview to the Tripadvisor special committee on October 29, 2024, filed as exhibit (c)(14) to the Schedule 13E-3, contains, among other information, (i) a transaction status update and overview; and (ii) observations and perspectives on potential strategic alternatives.
The preliminary presentation presented or delivered by Centerview to the Tripadvisor special committee on October 30, 2024, filed as exhibit (c)(15) to the Schedule 13E-3, contains, among other information, an overview of Tripadvisor’s proposed transaction framework of a potential acquisition of Liberty TripAdvisor by Tripadvisor.
The preliminary presentation presented or delivered by Centerview to the Tripadvisor special committee on November 4, 2024, filed as exhibit (c)(16) to the Schedule 13E-3, contains, among other information, (i) a summary of Tripadvisor’s engagement with potential bidders; and (ii) a preliminary illustrative analysis of a take-private transaction of Tripadvisor.
The preliminary presentation presented or delivered by Centerview to the Tripadvisor special committee on November 15, 2024, filed as exhibit (c)(17) to the Schedule 13E-3, contains, among other information, (i) a transaction status update and overview; (ii) preliminary financial analyses of Tripadvisor; (iii) observations and perspectives on potential strategic alternatives; (iv) a preliminary premium paid analysis of the aggregate premium paid and of the premium paid for Tripadvisor Class B common stock; (v) an overview of the proposed transaction framework of a potential acquisition of Liberty TripAdvisor by Tripadvisor; (vi) a preliminary illustrative future share price analysis of Tripadvisor; (vii) a preliminary illustrative analysis of a take-private transaction of Tripadvisor; (viii) a summary of Tripadvisor’s historical share price performance; and (ix) a summary of analyst price targets for Tripadvisor.
The preliminary presentation presented or delivered by Centerview to the Tripadvisor special committee on December 11, 2024, filed as exhibit (c)(18) to the Schedule 13E-3, contains, among other information, (i) a transaction status update and overview; (ii) a summary of Tripadvisor’s historical share price performance; (iii) a preliminary premium paid analysis of the aggregate premium paid and of the premium paid for Tripadvisor Class B common stock; and (iv) an overview of the proposed transaction framework of a potential acquisition of Liberty TripAdvisor by Tripadvisor.
The presentation presented or delivered by Centerview to the Tripadvisor Board on December 18, 2024, filed as exhibit (c)(19) to the Schedule 13E-3, contains, among other information, (i) a transaction status update and overview of the transaction; (ii) an overview of certain terms of the merger agreement, including the merger consideration; and (iii) an overview of the proceeds to be paid in the transaction and the pro forma ownership of Tripadvisor as a result of the transaction.
None of these other preliminary illustrative presentations by Centerview, alone or together, constitute, or form the basis of, an opinion of Centerview with respect to the consideration payable under the merger agreement, and the preliminary illustrative financial analyses therein were based on economic, monetary, market and other conditions as in effect on, and the information made available to Centerview as of, the dates of the respective presentations.
Position of Tripadvisor, ParentSub LLC and Merger Sub as to the Fairness of the Merger
Under the SEC rules governing “going-private” transactions, each of Tripadvisor, ParentSub LLC and Merger Sub (collectively referred to throughout this section as the “buyer parties”) may be deemed to be an affiliate of Liberty TripAdvisor and engaged in the going-private transaction and, therefore, is required to express their beliefs as to the fairness of the merger to the “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Exchange Act (such holders, collectively referred to throughout this section as “Liberty TripAdvisor’s unaffiliated stockholders”). The buyer parties are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. However, the view of each of the buyer parties as to the fairness of the merger is not intended to be and should not be construed as a recommendation to any stockholder as to how that stockholder should vote on the merger proposal. The buyer parties have interests in the merger that are different from, and/or in addition to, Liberty TripAdvisor’s unaffiliated stockholders.
The buyer parties believe that the merger (which is the Rule 13e-3 transaction for which the Schedule 13E-3 is filed with the SEC) is fair to Liberty TripAdvisor’s unaffiliated stockholders on the basis of the factors described in the sections entitled “Special Factors—Reasons for the Merger; Recommendation of the Liberty TripAdvisor Board; Fairness of the Merger” and “Special Factors—Position of Tripadvisor, ParentSub LLC and Merger Sub as to the Fairness of the Merger,” the factors described in the section entitled “Special Factors—Purposes and Reasons of Tripadvisor, ParentSub LLC and Merger Sub for the Merger” and the additional factors described below with respect to the buyer parties.
The buyer parties also believe that the interests of Liberty TripAdvisor’s unaffiliated stockholders were properly represented by the Liberty TripAdvisor Board, which evaluated and negotiated the terms and conditions of the merger agreement on behalf of the stockholders of Liberty TripAdvisor with the assistance of its independent legal and financial advisors.
The buyer parties did not participate in the deliberations of the Liberty TripAdvisor Board. The buyer parties have not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purpose of assessing the fairness of the merger to Liberty TripAdvisor’s unaffiliated stockholders. The buyer parties have not received any report, opinion or appraisal from any outside party materially related to the merger, including any report, opinion or appraisal relating to the fairness of the merger to Liberty TripAdvisor’s unaffiliated stockholders.
Based on the factors considered by, and findings of, the Liberty TripAdvisor Board described in the sections entitled “Special Factors—Reasons for the Merger; Recommendation of the Liberty TripAdvisor Board; Fairness of the Merger” and “Special Factors—Position of Tripadvisor, ParentSub LLC and Merger Sub as to the Fairness of the Merger,” the buyer parties believe that the merger is substantively and procedurally fair to Liberty TripAdvisor’s unaffiliated stockholders. The buyer parties believe the factors considered by, and findings of, Liberty TripAdvisor Board provide a reasonable basis upon which to form their belief that the merger is fair to Liberty TripAdvisor’s unaffiliated stockholders. This belief should not, however, be construed as a recommendation to any of Liberty TripAdvisor’s unaffiliated stockholders as to whether they should, and the buyer parties do not make any recommendation as to whether any of Liberty TripAdvisor’s unaffiliated stockholders should, exercise their appraisal rights under the DGCL.
Based on the buyer parties’ knowledge and analysis of available information regarding Liberty TripAdvisor, the factors considered by, and findings of, the Liberty TripAdvisor Board described in the sections entitled “Special Factors—Reasons for the Merger; Recommendation of the Liberty TripAdvisor Board; Fairness of the Merger,” the buyer parties believe that the merger is substantively and procedurally fair to Liberty TripAdvisor’s unaffiliated stockholders. In particular, the buyer parties, with input from their advisors, considered the following substantive factors:
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the current and historical market prices and trading volumes of Tripadvisor common stock, Liberty TripAdvisor Series A common stock and Liberty TripAdvisor Series B common stock, including the fact that, with respect to the Tripadvisor common stock held by Liberty TripAdvisor, the merger consideration represented a premium of approximately 16% based on the 10-day volume-weighted average share price as of December 17, 2024 ($13.98), the last trading day before the Liberty TripAdvisor Board approved the merger;

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the current, historical and projected financial condition, results of operations and business of Liberty TripAdvisor, as well as the substantial doubt about Liberty TripAdvisor’s ability to continue as a going concern within one year as a result of the fact that (i) the shares of Liberty TripAdvisor preferred stock are required to be redeemed for cash on March 27, 2025 (subject to the terms of the certificate of designations and subject to applicable legal requirements) and (ii) the holders of exchangeable senior debentures have the right to require Liberty TripAdvisor to purchase their exchangeable senior debentures on March 27, 2025, and (iii) if all holders put their exchangeable senior debentures on March 27, 2025, and upon the redemption of Liberty TripAdvisor’s preferred stock, Liberty TripAdvisor would not have sufficient cash on hand to cover such obligations;

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the fact that the Liberty TripAdvisor’s efforts in late 2023 and early 2024 failed to result in any interested bidder making a definitive offer to acquire Liberty TripAdvisor and/or Tripadvisor;

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the fact that Liberty TripAdvisor believes it is unlikely that it will be able to refinance such obligations on acceptable terms in the timeframe in which Liberty TripAdvisor needs to complete a transaction, and that none of the other possible alternatives to the merger (including to operate Liberty TripAdvisor as an independent company or pursuing a different transaction, and the desirability and perceived risks of those alternatives, as well as the potential benefits and risks to Liberty TripAdvisor’s unaffiliated stockholders of those alternatives and the timing and likelihood of effecting such alternatives) were reasonably likely to present superior opportunities for Liberty TripAdvisor to create greater value for Liberty TripAdvisor’s unaffiliated stockholders, taking into account execution risks as well as business, financial, industry, competitive and regulatory risks;

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the buyer parties’ belief that Liberty TripAdvisor’s most likely alternative to a transaction with Tripadvisor was for Liberty TripAdvisor to seek protection under the provisions of the U.S. Bankruptcy Code, and that a bankruptcy filing would result in less benefit to Liberty TripAdvisor’s stockholders, including the likelihood that they would receive no value for their equity investment;

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the fact that the common share merger consideration of $0.2567 per share of Liberty TripAdvisor common stock is all cash and without any financing contingencies, which (i) provides Liberty TripAdvisor’s unaffiliated stockholders with certainty of value and liquidity for their shares of Liberty TripAdvisor common stock, (ii) eliminates (x) any uncertainty in valuing the consideration to be received by such stockholders, (y) the difficulty in liquidating shares of the Liberty TripAdvisor common stock in light of (1) the current public trading market and (2) the fact that Liberty TripAdvisor’s shares are traded on the OTC market, which offers less liquidity and lower trading volumes than national securities exchanges, and (z) the delays that would otherwise be necessary in order to liquidate the positions of larger holders and without incurring brokerage and other costs typically associated with market sales and (iii) allows Liberty TripAdvisor’s unaffiliated stockholders to avoid exposure to the risks and uncertainties relating to the prospects of Liberty TripAdvisor (including its immediate financing needs);
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the risks associated with remaining a publicly traded company, including Liberty TripAdvisor’s near- and long-term challenges of achieving and accomplishing its goals as a public company and the continuing uncertainty and volatility in the stock and equity markets;

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the likelihood that the merger would be completed, based on, among other things, the limited number and nature of the conditions to the completion of the merger, including (i) the fact that there is no financing condition and that there are no required regulatory approvals, and (ii) the fact that Mr. Maffei, who holds approximately 39% of the total voting power of the issued and outstanding shares of Liberty TripAdvisor common stock in the aggregate as of October 31, 2024, has duly executed and entered into the Maffei voting agreement and has agreed to vote his shares in favor of the adoption of the merger agreement, subject to, and in accordance with, the terms and conditions of the Maffei voting agreement; and

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the fact that Liberty TripAdvisor would have the right to seek specific performance to cause Tripadvisor to consummate the merger.

The buyer parties, with input from their advisors, as applicable, also considered a variety of procedural factors related to the fairness of the merger, including the following:
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the merger consideration resulted from active, extensive, arm’s-length negotiations between the Tripadvisor special committee and Liberty TripAdvisor;

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the merger agreement and the transactions contemplated thereby were negotiated at arm’s-length and unanimously approved by the Liberty TripAdvisor Board, who are not representatives of the buyer parties for purposes of the merger and the transactions contemplated by the merger agreement and are not employees of Liberty TripAdvisor or any of its subsidiaries, who could objectively and independently assess the potential transaction, and the Liberty TripAdvisor Board retained its own independent legal and financial advisors which were fully informed about the extent to which the interests of the buyer parties in the merger differed from those of Liberty TripAdvisor’s unaffiliated stockholders;

•
the fact that appraisal rights are available to Liberty TripAdvisor’s unaffiliated stockholders who comply with all of the required procedures under the DGCL for exercising appraisal rights, which allows such stockholders to seek appraisal of the “fair value” of their Liberty TripAdvisor common stock in lieu of receiving the common share merger consideration;

•
the fact that the Liberty TripAdvisor Board had no obligation to recommend any transaction, including a transaction with Tripadvisor, and that the Liberty TripAdvisor Board had the authority to reject any proposals made by Tripadvisor or any other person;

•
the fact that Citi provided a written opinion to the Liberty TripAdvisor Board on December 18, 2024, to the effect that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and limitations on the review undertaken by Citi in preparing its opinion, the merger consideration to be received by the holders of Liberty TripAdvisor common stock (other than as specified in such opinion) pursuant to the merger agreement was fair, from a financial point of view, to such holders, as more fully described in the section entitled “Special Factors—Opinion of Citigroup Global Markets Inc.”; and

•
the Liberty TripAdvisor Board, acting with the advice and assistance of its own independent legal and financial advisors, unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, were fair to, and in the best interests of Liberty TripAdvisor and Liberty TripAdvisor stockholders (including the disinterested stockholders), and declared advisable, authorized, approved and adopted the merger agreement and the transactions contemplated by the merger agreement, including the merger and the Tripadvisor loan facility, (ii) approved the execution and delivery of the merger agreement by Liberty TripAdvisor, the performance by Liberty TripAdvisor of its covenants and agreements contained therein, and the consummation of the merger, the Tripadvisor loan facility and the other transactions contemplated thereby, upon the terms and conditions set forth therein, (iii) declared advisable, fair to, and in the best interests of, Liberty TripAdvisor and the Liberty TripAdvisor stockholders (including the disinterested stockholders) the transaction documents, and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, and Liberty TripAdvisor’s consummation and performance of the transactions contemplated by the transaction documents, (iv) approved the transaction documents and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, (v) approved and declared advisable the charter amendment, (vi) directed that each of the merger agreement, the charter amendment and the compensation proposal be submitted to the Liberty TripAdvisor stockholders entitled to vote thereon at the special meeting for the approval of the adoption thereof and (vii) resolved to recommend that the Liberty TripAdvisor stockholders entitled to vote on the merger proposal, the charter amendment proposal and the compensation proposal, as applicable, approve the merger proposal, the charter amendment proposal and the compensation proposal.
The buyer parties, with input from their advisors, as applicable, also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the proposed merger, including:
•
that the stockholders of Liberty TripAdvisor as of the closing of the merger will not participate in any future earning, appreciation in value or growth of Liberty TripAdvisor’s business and will not benefit from any potential sale of Liberty TripAdvisor or its assets to a third party in the future;

•
the risk that the merger might not be completed in a timely manner or at all;

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the substantial costs of effecting the merger;

•
that ParentSub LLC and Merger Sub are newly formed entities with essentially no assets;

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the restrictions on the conduct of Liberty TripAdvisor’s business prior to the completion of the merger set forth in the merger agreement, which may delay or prevent Liberty TripAdvisor from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of Liberty TripAdvisor pending completion of the merger;

•
the negative effect that the pendency of the merger, or a failure to complete the merger, could potentially have on Liberty TripAdvisor’s business and relationships with its employees and vendors;

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the fact that the merger would be fully taxable, for U.S. federal income tax purposes, to Liberty TripAdvisor’s stockholders that are U.S. holders and receive only cash pursuant to the merger; and

•
the various other applicable risks associated with Liberty TripAdvisor and Tripadvisor and the merger, including the risks described in the section entitled “Cautionary Statement Regarding Forward-Looking Information.”

The buyer parties did not find it practicable to assign, nor did they assign, specific relative weights to the individual factors that they considered in reaching their conclusion as to fairness. The buyer parties believe these factors provide a reasonable basis upon which to form their belief that the merger is fair to Liberty TripAdvisor’s unaffiliated stockholders. This belief should not, however, be construed as a recommendation to any of Liberty TripAdvisor’s unaffiliated stockholders as to whether they should, and the buyer parties do not make any recommendation as to whether any of Liberty TripAdvisor’s unaffiliated stockholders should, exercise their appraisal rights under the DGCL.
The buyer parties did not consider net book value, which is an accounting concept, because, in the buyer parties’ view, net book value is indicative of neither Liberty TripAdvisor’s market value nor its value as a going concern, but rather as an indicator of historical costs.

In their consideration of the fairness of the proposed merger, the buyer parties did not appraise the assets of Liberty TripAdvisor to determine the liquidation value of Liberty TripAdvisor because, among other reasons, determining a liquidation value was impracticable given the significant execution risk involved in a liquidation.
The buyer parties did not establish, and did not consider, an explicit going concern value for Liberty TripAdvisor to determine the fairness of the common share merger consideration to Liberty TripAdvisor’s unaffiliated stockholders because (i) the buyer parties believe that going concern value is not an appropriate method of determining the value of the shares of Liberty TripAdvisor common stock for the purposes of the merger and (ii) following the merger, Liberty TripAdvisor will have a significantly different capital and cost structure, which will result in different opportunities and risks for the business as a private company.
Purposes and Reasons of Tripadvisor, ParentSub LLC and Merger Sub for the Merger
Under the SEC rules governing “going-private” transactions, each of Tripadvisor, ParentSub LLC and Merger Sub may be deemed to be affiliates of Liberty TripAdvisor and, therefore, is required to express their purposes and reasons for the merger to Liberty TripAdvisor’s “unaffiliated security holders,” as defined in Rule 13e-3 of the Exchange Act. Tripadvisor, ParentSub LLC and Merger Sub are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.
For Tripadvisor, ParentSub LLC and Merger Sub, the primary purposes of the merger are to (i) enhance the long-term equity value for the Tripadvisor stockholders, (ii) simplify Tripadvisor’s equity capital structure into a single class of shares with no controlling stockholder, resulting in alignment of voting power and economic ownership for all Tripadvisor stockholders, (iii) provide Tripadvisor more strategic flexibility as a non-controlled entity; and (iv) enhance trading and liquidity of the Tripadvisor common stock with the potential to expand Tripadvisor’s investor base and for additional index inclusion for Tripadvisor common stock. Specifically for ParentSub LLC and Merger Sub, the purpose of the combination is to effectuate the transactions contemplated by the merger agreement. Accordingly, if the merger is completed, Liberty TripAdvisor will become an indirect wholly owned indirect subsidiary of Tripadvisor, prior to the completion of the ParentSub LLC merger, and cease to have publicly traded equity securities.
Tripadvisor, ParentSub LLC and Merger Sub believe that structuring the transactions as a merger is preferable to other transaction structures because it (i) will enable Tripadvisor to acquire all of the shares of Liberty TripAdvisor common stock at the same time, (ii) will allow Liberty TripAdvisor to cease to be a publicly registered and reporting company and (iii) represents an opportunity for the unaffiliated security holders to receive merger consideration in cash, without interest and less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the merger agreement.
Plans for Liberty TripAdvisor after the Merger
The merger will result in Merger Sub having been merged with and into Liberty TripAdvisor, with Liberty TripAdvisor surviving the merger as an indirect subsidiary of Tripadvisor. The shares of Liberty TripAdvisor common stock are currently quoted on the OTC market and registered under the Exchange Act. Following completion of the merger, there will be no further market for the shares of Liberty TripAdvisor common stock and, as promptly as practicable following the effective time and in compliance with applicable law, Liberty TripAdvisor common stock will no longer be quoted on the OTC market and price quotations will no longer be available for the Liberty TripAdvisor common stock. In addition, the registration of Liberty TripAdvisor common stock under the Exchange Act and Liberty TripAdvisor’s reporting obligations under the Exchange Act will be terminated following application to the SEC.
Upon the effective time, the directors of Merger Sub immediately prior to the effective time will become the initial directors of the surviving corporation, and the officers of Merger Sub immediately prior to the effective time will become the officers of the surviving corporation, in each case until their successor is duly elected and qualified or until the earlier of his or her death, resignation or removal in accordance with the certificate of incorporation and bylaws of the surviving corporation. At the effective time, Liberty TripAdvisor certificate of incorporation and Liberty TripAdvisor bylaws will each be amended and restated

in its entirety to read as set forth in Exhibit A and Exhibit B, respectively, to the merger agreement, until thereafter amended in accordance with the applicable provisions of the DGCL and such certificate of incorporation and such bylaws.
Immediately following the effective time, the surviving corporation will be merged with and into ParentSub LLC, a direct, wholly owned subsidiary of Tripadvisor, and the separate corporate existence of the surviving corporation will cease. ParentSub LLC will continue as the surviving company in the ParentSub LLC merger, and the separate existence of ParentSub LLC with all of its properties, rights, privileges, immunities, powers and franchises will continue unaffected by the ParentSub LLC merger. Additionally, the sole member of ParentSub LLC will be Tripadvisor and the officers will be Seth J. Kalvert, President and Secretary, Linda C. Frazier, Vice President and Secretary, Tina Wang, Treasurer and Gail Wasylyshyn, Vice President. In addition, upon the completion of the ParentSub LLC merger, it is expected that Tripadvisor will retire the shares of Tripadvisor common stock held by ParentSub LLC as a result of the ParentSub LLC merger.
Certain Effects of the Merger
If the conditions to the completion of the merger are either satisfied or (to the extent permitted by applicable law) waived, at the effective time: (i) Merger Sub will merge with and into Liberty TripAdvisor, (ii) the separate existence of Merger Sub will cease, and (iii) Liberty TripAdvisor will continue as the surviving corporation in the merger and as an indirect wholly owned subsidiary of Tripadvisor until Liberty TripAdvisor will be merged with and into ParentSub LLC immediately following the merger. ParentSub LLC will survive the ParentSub LLC merger as the surviving company and a wholly owned subsidiary of Tripadvisor. Following completion of the merger, there will be no further market for the shares of Liberty TripAdvisor common stock and, as promptly as practicable following the effective time and in compliance with applicable law, Liberty TripAdvisor common stock will no longer be quoted on the OTC market and price quotations will no longer be available for the Liberty TripAdvisor common stock. In addition, the registration of Liberty TripAdvisor common stock under the Exchange Act and Liberty TripAdvisor’s reporting obligations under the Exchange Act will be terminated following application to the SEC. If the merger is completed, the holders of shares of Liberty TripAdvisor capital stock will not own any shares of capital stock of the surviving corporation as a result of the merger.
At the effective time, the holders of shares of Liberty TripAdvisor common stock will receive the common share merger consideration and the holders of shares of Liberty TripAdvisor preferred stock will receive the preferred share merger consideration.
Certain Effects on Liberty TripAdvisor if the Merger is Not Completed
If the merger proposal is not approved by the holders of shares of Liberty TripAdvisor common stock or if the merger is not completed for any other reason, Liberty TripAdvisor stockholders will not receive any payment for their shares of Liberty TripAdvisor capital stock in connection with the merger. Instead, (i) Liberty TripAdvisor will remain an independent publicly traded company, (ii) Liberty TripAdvisor common stock will continue to be quoted on the OTC market, (iii) Liberty TripAdvisor stockholders will remain the stockholders of Liberty TripAdvisor and (iv) Liberty TripAdvisor will continue to file periodic reports with the SEC. As a result of the substantial doubt as to Liberty TripAdvisor’s ability to continue as a going concern, if the merger is not consummated, Liberty TripAdvisor may lack sufficient liquidity to continue its operations and may need to restrict its spending, liquidate all or a portion of its assets or pursue other strategic alternatives, and/or seek protection under the provisions of the U.S. Bankruptcy Code.
Further, Tripadvisor has agreed to provide Liberty TripAdvisor with the Tripadvisor loan facility, as more fully described in the section entitled “Special Factors—Tripadvisor Loan Facility,” for Liberty TripAdvisor to repurchase or settle its exchange obligation in full in cash with respect to any exchangeable senior debentures that holders of such exchangeable senior debentures have put or exchanged prior to the consummation of the merger. Thereafter, if the merger is not consummated, the Tripadvisor loan facility will mature on (x) the earlier of (i) the termination date and (ii) 15 business days after the valid termination of the merger agreement or (y) such other later date as may be agreed by Tripadvisor and Liberty TripAdvisor. The Tripadvisor loan facility must be repaid at maturity in cash by Liberty TripAdvisor. For more information about the Tripadvisor loan facility and the exchangeable senior debentures, please see the sections entitled “Special Factors—Tripadvisor Loan Facility” and “Merger Agreement—Treatment of Exchangeable Senior Debentures,” respectively.
In addition, in specified circumstances in which the merger agreement is terminated, Liberty TripAdvisor has agreed to pay Tripadvisor a termination fee of $16,310,000, as more fully described in the sections of this proxy statement titled “Merger Agreement—Termination Fee.”
Interests of Liberty TripAdvisor’s Directors and Executive Officers in the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal
When considering the recommendation of the Liberty TripAdvisor Board with respect to the proposals, holders of shares of Liberty TripAdvisor capital stock should be aware that certain of Liberty TripAdvisor’s directors and executive officers may be deemed to have interests in the merger and the transactions contemplated thereby that are different from, or in addition to, those of holders of shares of Liberty TripAdvisor capital stock. These interests may present such persons with actual or potential conflicts of interest. The Liberty TripAdvisor Board was aware of these interests during the deliberations of the merits of the merger, and in deciding to recommend that you vote for each of the merger proposal, the charter amendment proposal, the compensation proposal and the adjournment proposal.
With respect to Liberty TripAdvisor’s directors and executive officers, areas where their interests may differ from those of holders of shares of Liberty TripAdvisor capital stock in general relate to the indemnification and insurance protections for their service as directors and executive officers pursuant to the organizational documents of Liberty TripAdvisor, indemnification agreements entered into with Liberty TripAdvisor, Liberty TripAdvisor’s director and officer liability insurance policies and the merger agreement.
Additionally, directors and executive officers of Liberty TripAdvisor hold stock options with respect to shares of Liberty TripAdvisor common stock and cash awards, which, (a) in the case of each stock option outstanding at the effective time, whether vested or unvested, for which the per share exercise price is less than the common share merger consideration will become fully vested and will terminate and be automatically cancelled as of immediately prior to the effective time in exchange for the right to receive a lump sum cash payment, net of taxes, in an amount equal to (i) the number of shares of Liberty TripAdvisor common stock underlying such stock option multiplied by (ii) an amount equal to the common share merger consideration minus the applicable exercise price, (b) in the case of each stock option outstanding at the effective time, whether vested or unvested, for which the per share exercise price is equal to or greater than the common share merger consideration will terminate and be cancelled as of immediately prior to the effective time, without any consideration being payable in respect thereof, and have no further force or effect, and (c) in the case of each outstanding cash award, whether vested or unvested, outstanding at the effective time will be paid (in the case of performance-based cash awards, at the applicable target level of performance), net of taxes, on the date of the closing of the merger. All of the stock options held by the directors and executive officers of Liberty TripAdvisor are fully vested as of the date hereof and have exercise prices that are greater than the amount of the common share merger consideration. Accordingly, all of the stock options held by the Liberty TripAdvisor directors and executive officers will be cancelled at closing for no consideration.
The Liberty TripAdvisor Board and the Tripadvisor Board include two overlapping members: Gregory B. Maffei and Albert E. Rosenthaler. Mr. Maffei is the non-employee President and Chief Executive Officer of Liberty TripAdvisor and Chairman of the Liberty TripAdvisor Board and is also a director of Tripadvisor. Mr. Rosenthaler is a director of Liberty TripAdvisor and is also a director of Tripadvisor. Mr. Maffei and Mr. Rosenthaler hold options to purchase shares of Liberty TripAdvisor common stock and Mr. Maffei holds a cash award.
Mr. Maffei may be deemed to beneficially own approximately [    ]% of the total voting power of the issued and outstanding shares of Liberty TripAdvisor common stock in the aggregate as of the record date, all of which is subject to the Maffei voting agreement. Under the Maffei voting agreement, each of Liberty TripAdvisor and, effective from and following the effective time, Tripadvisor and ParentSub LLC, jointly and severally, have agreed to indemnify Mr. Maffei for certain losses incurred in connection with or arising out of the Maffei voting agreement or any claim brought by or on behalf of any stockholder of Liberty TripAdvisor (and any resolution thereof) relating to the merger or any of the other transactions contemplated by the merger agreement that is brought against Liberty TripAdvisor and/or any of its directors and/or officers (in their capacities as such), in each case, including, subject to certain conditions, reasonable fees and expenses of Mr. Maffei incurred in the defense of any claim brought by a third party relating thereto. In addition, Liberty TripAdvisor has agreed to pay up to $200,000 in the aggregate of reasonable out-of-pocket costs and expenses incurred by Mr. Maffei, in connection with the preparation, negotiation, execution and delivery of the Maffei voting agreement (which fee cap excludes any filing fees payable under the HSR Act). See the section entitled “Other Agreements Related to the Merger—Maffei Voting Agreement.”
Quantification of Potential Payments and Benefits to Liberty TripAdvisor’s Named Executive Officers in Connection with the Merger
The information set forth in the table below is intended to comply with Item 402(t) of the SEC’s Regulation S-K, which requires disclosure of information about certain compensation for each named executive officer of Liberty TripAdvisor that is based on, or otherwise relates to an acquisition, merger, consolidation, sale or other disposition of all or substantially all assets of the issuer.
In accordance with the merger agreement, as described in “Merger Agreement—Treatment of Liberty TripAdvisor Incentive Awards,” (i) stock options with respect to Liberty TripAdvisor common stock and including those held by Liberty TripAdvisor’s named executive officers, (a) for which the per share exercise price is less than the common share merger consideration will be accelerated and cancelled in exchange for the right to receive a lump sum cash payment, net of taxes, equal to (1) the number of shares of Liberty TripAdvisor common stock underlying such stock option multiplied by (2) an amount equal to the common share merger consideration minus the applicable exercise price and (b) for which the per share exercise price is equal to or greater than the common share merger consideration will terminate and be cancelled as of immediately prior to the effective time, without any consideration being payable in respect thereof, and have no further force or effect and (ii) outstanding cash awards, including those held by Liberty TripAdvisor’s named executive officers, whether vested or unvested, outstanding at the effective time will be paid (in the case of performance-based cash awards, at the applicable target level of performance), net of taxes, on the date of the closing of the merger. All of the stock options held by the named executive officers of Liberty TripAdvisor are fully vested as of the date hereof and have exercise prices that are greater than the amount of the common share merger consideration. Accordingly, all of the stock options held by the Liberty TripAdvisor named executive officers will be cancelled at closing for no consideration.
The amounts shown in the table below do not include (i) stock options held by the named executive officers as of the date hereof, as all such stock options have a per share exercise price greater than or equal to the assumed price per share, which assumed per share price equals $0.2567 (the fixed dollar amount of the common share merger consideration), or (ii) the cash fees described below in “—Fees and Expenses” that will be paid to Mr. Maffei, in the ordinary course, in connection with his service to Liberty TripAdvisor following the expiration of his existing employment arrangement. As a result, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.
Based on arrangements currently in place and an assumed transaction date of December 31, 2024, none of Liberty TripAdvisor’s named executive officers will be entitled to receive any “single trigger” or “double trigger” compensation payments in connection with the merger, except as set forth in the table below.
Executive	Cash(1)	Equity(2)	Total
Gregory B. Maffei	$875,000	—	$875,000
Brian Wendling	$29,725	—	$29,725
Renee Wilm	$58,000	—	$58,000

(1)
For a description of the treatment of cash awards in connection with the merger, see the section entitled “Merger Agreement—Treatment of Liberty TripAdvisor Incentive Awards” below. Any cash awards held by the named executive officers at the closing of the merger will be paid, net of taxes, on the date of the closing of the merger (i.e., “single trigger”). Each of the cash awards reflected in the above table will vest and be paid pursuant to their terms and in the ordinary course not later than March 15, 2025.

(2)
For a description of the treatment of stock options held by the named executive officers in connection with the merger, see the section entitled “Merger Agreement—Treatment of Liberty TripAdvisor Incentive Awards” below. All of the stock options held by the named executive officers are fully vested as of the date hereof and have exercise prices that are greater than the common share merger consideration. Accordingly, all of the stock options held by the named executive officers will be cancelled at closing for no consideration.

Intent of Liberty TripAdvisor’s Directors and Executive Officers to Vote in Favor of the Merger Proposal, the Charter Amendment Proposal, the Compensation Proposal and the Adjournment Proposal
[Liberty TripAdvisor’s directors and executive officers have informed Liberty TripAdvisor that, as of the date of this proxy statement, they intend to vote all of the shares of Liberty TripAdvisor common stock owned directly by them in favor of the merger proposal, the charter amendment proposal, the compensation proposal and the adjournment proposal.] As of the record date, Liberty TripAdvisor’s directors and executive officers beneficially owned and were entitled to vote, in the aggregate, approximately [      ]% of the voting power of the shares of Liberty TripAdvisor common stock outstanding as of the record date.
In connection with the transactions contemplated by the merger agreement, Mr. Maffei entered into the Maffei voting agreement with Tripadvisor and Liberty TripAdvisor. Pursuant to the Maffei voting agreement, Mr. Maffei has agreed, subject to the terms of the Maffei voting agreement, to vote or cause to be voted his shares of Liberty TripAdvisor common stock, representing approximately [    ]% of the total voting power of the issued and outstanding shares of Liberty TripAdvisor common stock in the aggregate as of the record date, among other things, in favor of the merger proposal, the charter amendment proposal and the adjournment proposal, except that, if the Liberty TripAdvisor Board (or a duly authorized committee thereof) changes its recommendation (as described in “Merger Agreement—Liberty TripAdvisor Change in Recommendation”) and Tripadvisor elects not to terminate the merger agreement prior to the special meeting, the number of shares held by Mr. Maffei subject to the foregoing voting requirements will be limited to the number of shares of Liberty TripAdvisor common stock representing 33.37% of the total voting power of the shares of Liberty TripAdvisor common stock, with any shares in excess of such amount to be voted on such matters in the same proportion as voted by the stockholders of Liberty TripAdvisor other than Mr. Maffei. For more information, see the section entitled “Other Agreements Related to the Merger—Maffei Voting Agreement.”
Intent of Certain Stockholders to Vote in Favor of the Merger Proposal and the Charter Amendment Proposal
In connection with the transactions contemplated by the merger agreement, Mr. Maffei entered into the Maffei voting agreement with Tripadvisor and Liberty TripAdvisor. Pursuant to the Maffei voting agreement, Mr. Maffei has agreed, subject to the terms of the Maffei voting agreement, to vote or cause to be voted his shares of Liberty TripAdvisor common stock, representing approximately [    ]% of the total voting power of the issued and outstanding shares of Liberty TripAdvisor common stock in the aggregate as of the record date, among other things, in favor of the merger proposal, the charter amendment proposal and the adjournment proposal, except that, if the Liberty TripAdvisor Board (or a duly authorized committee thereof) changes its recommendation (as described in “Merger Agreement—Liberty TripAdvisor Change in Recommendation”) and Tripadvisor elects not to terminate the merger agreement prior to the special meeting, the number of shares held by Mr. Maffei subject to the foregoing voting requirements will be limited to the number of shares of Liberty TripAdvisor common stock representing 33.37% of the total voting power of the shares of Liberty TripAdvisor common stock, with any shares in excess of such amount to be voted on such matters in the same proportion as voted by the stockholders of Liberty TripAdvisor other than Mr. Maffei. For more information, see the section entitled “Other Agreements Related to the Merger—Maffei Voting Agreement.”
In connection with the transactions contemplated by the merger agreement, Certares entered into the Certares voting agreement with Tripadvisor and Liberty TripAdvisor. Pursuant to the Certares voting agreement, Certares has agreed, subject to the terms of the Certares voting agreement, to vote or cause to be voted, or to provide its written consent to in respect of, its shares of Liberty TripAdvisor preferred stock, representing all of the shares of Liberty TripAdvisor preferred stock issued and outstanding as of the consent record date, among other things, in favor of the charter amendment proposal and the adjournment proposal. For more information, see the section entitled “Other Agreements Related to the Merger—Certares Voting Agreement.” Prior to the date hereof, pursuant to the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of the consent record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting.
Closing and Effective Time of the Merger
The closing of the merger will take place at 8:00 a.m., Eastern Time, on the date that is three (3) business days following the satisfaction or waiver of the conditions to the consummation of the merger set forth in the merger agreement (other than those conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or waiver (to the extent waiver is permitted in the merger agreement and by applicable law) of those conditions) unless another date or time is agreed to in writing by Tripadvisor, Merger Sub and Liberty TripAdvisor. On the date of closing of the merger, Tripadvisor and Liberty TripAdvisor will cause the certificate of merger to be filed with the Secretary of State of the State of Delaware as provided under the DGCL. The merger will become effective will occur upon the filing of the certificate of merger with, and its acceptance by, the Secretary of State of the State of Delaware (or at a later time as Liberty TripAdvisor and Tripadvisor may agree and specify in the certificate of merger).
Directors and Officers of Tripadvisor and the Surviving Corporation
Tripadvisor anticipates that the members of the Tripadvisor Board and the officers of Tripadvisor, in each case as of immediately prior to the effective time, will continue in their respective roles as directors and officers of Tripadvisor following the effective time, in each case until their respective successors are duly elected or appointed and qualified, or until their earlier death, resignation, or removal in accordance with the DGCL and the certificate of incorporation and bylaws of Tripadvisor.
Liberty TripAdvisor and Tripadvisor each anticipate that, as of the effective time, the directors of Merger Sub as of immediately prior to the effective time will become the initial directors of the surviving corporation, and the officers of Merger Sub as of immediately prior to the effective time will become the officers of the surviving corporation, until their respective successors are duly elected or appointed and qualified, or until their earlier death, resignation, or removal in accordance with the DGCL and the certificate of incorporation and bylaws of the surviving corporation. Liberty TripAdvisor and Tripadvisor each anticipate that, effective upon the ParentSub LLC merger, ParentSub LLC will be managed by its sole member, Tripadvisor, and the officers of ParentSub LLC will be: Seth J. Kalvert, President and Secretary, Linda C. Frazier, Vice President and Secretary, Tina Wang, Treasurer and Gail Wasylyshyn, Vice President.
U.S. Federal Income Tax Considerations of the Merger
The following discussion summarizes certain U.S. federal income tax considerations generally applicable to U.S. holders and non-U.S. holders (each as defined below) whose shares are exchanged for cash pursuant to the merger. This discussion applies only to holders of shares of Liberty TripAdvisor common stock who hold such stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) (generally, an asset held for investment). This discussion is based on the Code, the U.S. Treasury Department regulations promulgated under the Code (“Treasury Regulations”), and administrative rulings and court decisions in effect as of the date of this proxy statement, all of which are subject to change at any time, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein. This discussion does not address the tax considerations of any transaction other than the merger.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Liberty TripAdvisor common stock that is, for U.S. federal income tax purposes:
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an individual that is a citizen or resident of the United States;

•
a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•
an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•
a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes.

For purposes of this discussion, the term “non-U.S. holder” means a beneficial owner of Liberty TripAdvisor common stock that is neither a U.S. Holder nor a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes).
This discussion is not binding on the Internal Revenue Service (“IRS”) or a court, and there can be no assurance that the tax considerations described in this summary will not be challenged by the IRS or that they would be sustained by a court if so challenged. No ruling has been or will be sought from the IRS, and no opinion of counsel has been or will be rendered as to the U.S. federal income tax considerations of the merger.
This discussion is not a complete description of all U.S. federal income tax considerations relating to the merger. In particular, this discussion does not address U.S. federal income tax considerations applicable to holders of shares of Liberty TripAdvisor common stock, that also own Liberty TripAdvisor preferred stock or to holders of shares of Liberty TripAdvisor common stock who are subject to special treatment under U.S. federal income tax law, including, for example, partnerships (or an entity or arrangement treated as a partnership for U.S. federal income tax purposes) and partners therein, S corporations, “controlled foreign corporations” or “passive foreign investment companies,” financial institutions, brokers or dealers in securities, insurance companies, tax-exempt entities (including private foundations), mutual funds, real estate investment trusts, personal holding companies, regulated investment companies, securities or currency dealers, traders in securities who elect to use the mark-to-market method of accounting, tax-exempt investors, holders whose functional currency is not the U.S. dollar, tax-deferred or other retirement accounts, U.S. expatriates, former citizens or long-term residents of the United States, holders who acquired Liberty TripAdvisor common stock pursuant to the exercise of an employee stock option or right or otherwise as compensation, holders who exercise appraisal rights in connection with the merger, holders who hold Liberty TripAdvisor common stock as part of a hedge, straddle, constructive sale, conversion transaction, or other integrated investment, holders subject to the alternative minimum tax, accrual method holders who prepare an “applicable financial statement” (as defined in Section 451 of the Code), and holders who hold or have held, directly or pursuant to attribution rules, more than 5% of the outstanding shares of Liberty TripAdvisor common stock at any time during the five-year period ending on the date of the consummation of the merger.
If a partnership, or an entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds Liberty TripAdvisor common stock, the tax treatment of a partner in such a partnership will generally depend on the status of the partner and the activities of the partnership. Any entity or arrangement treated as a partnership for U.S. federal income tax purposes that holds Liberty TripAdvisor common stock, and any partners in such partnership, should consult their tax advisors regarding the tax considerations of the merger to them in their specific circumstances.
This summary contains a general discussion of U.S. federal income tax considerations relating to the merger. No information is provided with respect to the tax considerations of the merger under any U.S. federal law other than income tax laws (including, for example the U.S. federal estate, gift, Medicare and alternative minimum tax laws), or any applicable state, local or non-U.S. tax laws. Consequently, holders of shares of Liberty TripAdvisor common stock should consult their tax advisors as to the tax considerations of the merger relevant to their particular circumstances, including the applicability and effect of any state, local, non-U.S. or other tax laws and of changes in those laws.
U.S. Holders
The receipt of cash by a U.S. holder in exchange for shares of Liberty TripAdvisor common stock pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes to such

U.S. holder. In general, for U.S. federal income tax purposes, a U.S. holder who receives cash in exchange for shares of Liberty TripAdvisor common stock pursuant to the merger will recognize gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received in the merger and (2) the U.S. holder’s adjusted tax basis in its Liberty TripAdvisor common stock exchanged therefor. Generally, such gain or loss will be long-term capital gain or loss if the shares of Liberty TripAdvisor common stock exchanged were held for more than one year as of the date of exchange. Long-term capital gains of certain non-corporate U.S. holders generally are subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to certain limitations. If a U.S. holder acquired different blocks of Liberty TripAdvisor common stock at different times or different prices, such U.S. holder must determine its adjusted tax basis and holding period separately with respect to each block of Liberty TripAdvisor common stock (i.e., shares of common stock acquired for the same cost in the same transaction) exchanged for cash pursuant to the merger.
Non-U.S. Holders
The receipt of cash by a non-U.S. holder in exchange for shares of Liberty TripAdvisor common stock pursuant to the merger will generally not be subject to U.S. federal income tax unless:
•
the gain, if any, with respect to such shares of Liberty TripAdvisor common stock is effectively connected with the conduct of a trade or business of such non-U.S. holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such non-U.S. holder in the United States); or

•
such non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year in which the merger is consummated, and certain other specified conditions are met.

Gain described in the first bullet point above will be subject to U.S. federal income tax at generally applicable U.S. federal income tax rates. Any gain described in the first bullet point above of a non-U.S. holder that is a corporation (or entity treated as a corporation for U.S. federal income tax purposes) may also be subject to an additional “branch profits tax” at a rate of 30% (or a lower rate under an applicable income tax treaty). A non-U.S. holder described in the second bullet point immediately above will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty), which may be offset by U.S.-source capital losses recognized by such non-U.S. holder in the same taxable year.
Information Reporting and Backup Withholding
The receipt of cash by a U.S. holder or a non-U.S. holder in exchange for shares of Liberty TripAdvisor common stock may be subject to information reporting, unless such holder provides proof of an applicable exemption. Such receipt of cash may also be subject to backup withholding, unless such holder of Liberty TripAdvisor common stock provides proof of an applicable exemption or furnishes its taxpayer identification number and otherwise complies with all applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against a holder of Liberty TripAdvisor common stock’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. Holders of shares of Liberty TripAdvisor common stock should consult their tax advisors as to their qualifications for exemption from information reporting and backup withholding and the procedure for obtaining such exemptions.
Anticipated Accounting Treatment of the Merger
Liberty TripAdvisor and Tripadvisor prepare their financial statements, respectively, in accordance with GAAP. In connection with the merger, Tripadvisor will effectively purchase all of the issued and outstanding equity interests of Liberty TripAdvisor, including Liberty TripAdvisor common stock, Liberty TripAdvisor preferred stock, and outstanding employee stock options and cash awards, whether vested or unvested. The merger will be substantially accounted for as a treasury stock repurchase related to the Tripadvisor shares held by Liberty TripAdvisor. The amount allocated to the treasury stock repurchase will be merger consideration paid by Tripadvisor, plus all direct expenses and fees associated with the combination incurred by Tripadvisor. At the effective time, Liberty TripAdvisor will become an indirect wholly owned subsidiary of Tripadvisor.
Financing of the Merger
The obligation of Tripadvisor and Merger Sub to consummate the merger is not subject to any financing condition. Tripadvisor has represented to Liberty TripAdvisor that it has sufficient cash on hand or access to available funds to enable Tripadvisor and Merger Sub to satisfy all of Tripadvisor’s and Merger Sub’s payment obligations under (and contemplated by) the merger agreement. Tripadvisor’s and Merger Sub’s obligations to consummate the transactions contemplated by the merger agreement are not contingent upon any of their ability to obtain any third-party financing.
Tripadvisor Loan Facility
In the event any holders of the exchangeable senior debentures put or exchange their exchangeable senior debentures prior to the consummation of the merger, Tripadvisor has agreed to make cash loans to Liberty TripAdvisor in the form of a Tripadvisor loan facility in an amount (including reasonable fees and expenses related thereto) that Liberty TripAdvisor reasonably determines is necessary to repurchase or settle its exchange obligation with respect to the applicable exchangeable senior debentures in full in cash.
The Tripadvisor loan facility shall, among other things:
•
be a term loan (which may be in the form of a delayed draw term facility);

•
accrue interest at a floating rate based on (a) one month secured overnight financing rate plus (b) 6.00% per annum, which shall be payable in kind (in lieu of payment in cash) on a quarterly basis (or such other time period as jointly agreed to by Liberty TripAdvisor and Tripadvisor);

•
mature on (a) the earlier of (1) September 18, 2025 and (2) 15 business days after the termination of the merger agreement or (b) such later date as jointly agreed to by Liberty TripAdvisor and Tripadvisor;

•
not be subject to amortization or other mandatory prepayment requirements;

•
not be prepayable without the prior written consent of Tripadvisor and must be repaid at maturity in cash;

•
not contain covenants that are more restrictive than the equivalent covenants set forth in the merger agreement;

•
not contain representations or warranties that are more burdensome than those set forth in the merger agreement;

•
be secured by substantially all of the assets of Liberty TripAdvisor and its subsidiaries that guarantee the Tripadvisor loan facility; and

•
contain customary events of defaults and rights and remedies in connection with events of default.

Fees and Expenses
The estimated fees and expenses incurred or expected to be incurred by Liberty TripAdvisor in connection with the merger are as follows:
Description	Amount
Financial advisory fees and expenses	$	[ ]
Legal, accounting and other professional fees and expenses	$	[ ]
SEC filing fees	$	[ ]
Printing, proxy solicitation and mailing costs	$	[ ]
Miscellaneous	$	[ ]
Total	$	[ ]

It is also expected that Merger Sub and/or Tripadvisor will incur approximately $[      ] million of legal, financial and other advisory fees.
The estimate for legal fees set forth in this proxy statement does not include any amounts attributable to any existing or future litigation challenging the merger. Except as explicitly provided for otherwise in the merger agreement, whether or not the merger is consummated, all fees and expenses incurred by any party to the merger agreement in connection with the merger agreement, the merger and the other transactions contemplated by the merger agreement will be paid by the party incurring such fees and expenses.
Delisting and Deregistration of Liberty TripAdvisor Common Stock
Following completion of the merger, there will be no further market for the shares of Liberty TripAdvisor common stock and, as promptly as practicable following the effective time and in compliance with applicable law, Liberty TripAdvisor common stock will no longer be quoted on the OTC market and price quotations will no longer be available for the Liberty TripAdvisor common stock. In addition, the registration of Liberty TripAdvisor common stock under the Exchange Act and Liberty TripAdvisor’s reporting obligations under the Exchange Act will be terminated following application to the SEC.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
This proxy statement and the documents incorporated by reference herein contain “forward-looking statements” within the meaning of Section 27A of the Securities Act, as amended, and Section 21E of the Exchange Act, as amended, regarding, among other things, the proposed transaction. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements generally can be identified by phrases such as “possible,” “potential,” “intends” or “expects” or other words or phrases of similar import or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations, or the negative of such terms. These forward-looking statements (i) include statements regarding the combination and the other related transactions, as well as the future financial and operating results, plans, objectives, expectations and intentions of Liberty TripAdvisor and Tripadvisor, and (ii) are not guarantees of future performance and may involve significant risks and uncertainties. These risks and uncertainties include, but are not limited to, the risks detailed in Liberty TripAdvisor’s filings with the SEC, including in Liberty TripAdvisor’s most recent filings on Forms 10-K and 10-Q, factors and matters described or incorporated by reference in this proxy statement, and the following factors. Other factors could cause actual results or events to different materially from those expressed or implied by such statements:
•
there may be significant transaction costs in connection with the proposed transaction (including significant tax liability);

•
the parties may not realize the potential benefits of the proposed transaction in the near term or at all;

•
the satisfaction of all conditions to the proposed transaction (including stockholder approvals) may not be achieved;

•
uncertainties related to the consummation of the proposed transaction, including the fact that it may not be consummated or may not be consummated in a timely manner;

•
Liberty TripAdvisor’s obligation to pay a termination fee under certain circumstances if the merger agreement is terminated;

•
there may be liabilities that are not known, probable or estimable at this time;

•
the proposed transaction may result in the diversion of management’s time and attention to issues relating to the proposed transaction;

•
unfavorable outcome of legal proceedings, including relating to the combination and the related transactions;

•
risks related to disruption of management time from ongoing business operations due to the proposed transaction;

•
risks related to Liberty TripAdvisor’s failure to repay the Tripadvisor loan facility when due;

•
risks relating to Tripadvisor operating without a controlling stockholder after the closing;

•
risks inherent to the business may result in additional strategic and operational risks, which may impact Tripadvisor’s and/or Liberty TripAdvisor’s risk profiles, which each company may not be able to mitigate effectively;

•
other risks and uncertainties detailed in periodic reports that Tripadvisor and Liberty TripAdvisor file with the SEC;

•
uncertainties about the pendency of the combination and the effect of the combination on employees, vendors and other third parties who deal with Liberty TripAdvisor;

•
the impact of certain interim covenants that we are subject to under the merger agreement;

•
provisions in the merger agreement that limit Liberty TripAdvisor’s ability to pursue alternatives to the combination, which might discourage a third party that has an interest in acquiring all or a significant part of Liberty TripAdvisor from considering or proposing that acquisition;

•
the substantial transaction-related costs Liberty TripAdvisor will continue to incur in connection with the combination;

•
Liberty TripAdvisor’s ability to retain and hire key personnel;

•
competitive responses to the combination;

•
legislative, regulatory and economic developments affecting Liberty TripAdvisor’s business;

•
general economic and market developments and conditions;

•
unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as Liberty TripAdvisor’s response to any of the aforementioned factors;

•
the risk that Liberty TripAdvisor’s stock price may fluctuate during the pendency of the combination and may decline significantly if the combination is not completed; and

•
the inability of holders of Liberty TripAdvisor common stock to participate in any further upside of Tripadvisor’s business if the merger is consummated.

These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this proxy statement, and Liberty TripAdvisor expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in their expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. When considering such forward-looking statements, you should keep in mind the factors described in the risk factors and cautionary statements contained or incorporated in this document. Such risk factors and statements describe circumstances which could cause actual results to differ materially from those contained in any forward-looking statement. Where, in any forward-looking statement, Liberty TripAdvisor expresses an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but such statements necessarily involve risks and uncertainties and there can be no assurance that the expectation or belief will result or be achieved or accomplished.
Please refer to the publicly filed documents of Liberty TripAdvisor, including the most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q for additional information about Liberty TripAdvisor and about the risks and uncertainties related to the business of Liberty TripAdvisor that may affect the statements made in this proxy statement. For more information, see the section entitled “Where You Can Find Additional Information.”

THE PARTIES TO THE MERGER
Liberty TripAdvisor
Liberty TripAdvisor consists of its subsidiary Tripadvisor, the world’s largest travel platform. Tripadvisor aggregates reviews and opinions from its community of travelers about accommodations, restaurants, experiences, airlines and cruises throughout the world. As of September 30, 2024, Liberty TripAdvisor held an approximate 21.0% economic interest and 56.8% voting interest in Tripadvisor. Liberty TripAdvisor has several obligations due within twelve months that cause substantial doubt about its ability to continue as a going concern within one year after the date the financial statements as of September 30, 2024 and for the nine months ended September 30, 2024, which are incorporated by reference into this proxy statement, were issued.
Liberty TripAdvisor Series A common stock and Liberty TripAdvisor Series B common stock are quoted on the OTCQB Venture Market under the symbols “LTRPA” and “LTRPB,” respectively. Liberty TripAdvisor’s executive offices are located at 12300 Liberty Boulevard, Englewood, Colorado 80112.
For more information about Liberty TripAdvisor, see the section entitled “Important Information Regarding Tripadvisor, ParentSub LLC and Merger Sub” and “Where You Can Find Additional Information.”
Tripadvisor
Tripadvisor and its wholly owned subsidiaries are referred to as “Tripadvisor group” for the purposes of this paragraph. The Tripadvisor group operates as a family of brands with a vision to be the world’s most trusted source for travel and experiences. The Tripadvisor group operates across three business segments: Brand Tripadvisor, Viator and TheFork. Brand Tripadvisor’s purpose is to provide an online global platform for travelers to discover, generate and share authentic user-generated content in the form of ratings and reviews for destinations, points-of-interest, experiences, accommodations, restaurants and more. Viator is an online marketplace connecting millions of travelers to the world’s largest supply of bookable tours, activities and attractions. TheFork is an online marketplace that enables diners to discover and book online reservations at approximately 55,000 restaurants in 11 countries across the U.K., western and central Europe.
Tripadvisor common stock is listed on The Nasdaq Global Select Market under the symbols “TRIP,” and Tripadvisor expects to maintain its listing following the consummation of the combination. Tripadvisor’s executive offices are located at 400 1st Avenue, Needham, Massachusetts 02494.
ParentSub LLC
ParentSub LLC’s principal business is to engage in the transactions contemplated by the merger agreement. The sole member of ParentSub LLC is Tripadvisor.
Merger Sub
Merger Sub’s principal business is to engage in the transactions contemplated by the merger agreement. The sole stockholder of Merger Sub is ParentSub LLC, a direct, wholly owned subsidiary of Tripadvisor.

THE SPECIAL MEETING
Date, Time and Place
The special meeting will be held at [      ], Mountain time, on [      ], 2025. The special meeting will be held via the Internet and will be a completely virtual meeting of stockholders. Holders of record of shares of Liberty TripAdvisor common stock may attend the meeting, submit questions and vote their shares via the Internet during the meeting by visiting www.virtualshareholdermeeting.com/[     ]. To enter the special meeting, Liberty TripAdvisor stockholders will need the 16-digit control number that is printed in the box marked by the arrow on their proxy cards. Liberty TripAdvisor recommends that Liberty TripAdvisor stockholders log in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on [      ], 2025. Liberty TripAdvisor intends to mail this proxy statement and the enclosed form of proxy to its stockholders entitled to vote at the special meeting on or about [      ], 2025.
Purpose of the Special Meeting
At the special meeting, holders of record of shares of Liberty TripAdvisor common stock will be asked to consider and vote upon the following matter:
1.
Merger proposal:   A proposal to approve the adoption of the merger agreement, which is further described in the section titled “Merger Agreement.” A copy of the merger agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety;

2.
Charter amendment proposal:   A proposal to approve the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation, which amends certain provisions of the certificate of designations to provide that, in connection with the merger, all shares of Liberty TripAdvisor preferred stock issued and outstanding immediately prior to the effective time (other than the excluded treasury shares) will be converted into the right to receive the preferred share merger consideration. A copy of the certificate of amendment setting forth the full text of the charter amendment is attached as Annex B to this proxy statement and is incorporated by reference in this proxy statement in its entirety;

3.
Compensation proposal:   A proposal to approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to Liberty TripAdvisor’s named executive officers that is based on or related to the merger agreement and the transactions contemplated thereby; and

4.
Adjournment proposal:   A proposal to approve the adjournment of the special meeting from time to time to solicit additional proxies in favor of the merger proposal or the charter amendment proposal, as applicable, if there are insufficient votes at the time of such adjournment to approve the merger proposal or the charter amendment proposal, as applicable, or if otherwise determined by the chairperson of the meeting to be necessary or appropriate.

Completion of the merger is conditioned on the requisite holders of shares of Liberty TripAdvisor common stock approving the merger proposal and the charter amendment proposal, and the holders of shares of Liberty TripAdvisor preferred stock approving or consenting to the charter amendment proposal. Prior to the date hereof, pursuant to the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of the consent record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting.
Recommendation of the Liberty TripAdvisor Board of Directors
The Liberty TripAdvisor Board has unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, were fair to, and in the best interests of, Liberty TripAdvisor and Liberty TripAdvisor stockholders (including the disinterested stockholders), and declared advisable, authorized, approved and adopted the merger agreement and the transactions contemplated by the merger agreement, including the merger and the Tripadvisor loan facility, (ii) approved the execution and delivery of the merger agreement by Liberty TripAdvisor, the performance by Liberty TripAdvisor of its covenants and agreements contained therein, and the consummation of the merger, the Tripadvisor loan facility and the other transactions contemplated thereby, upon the terms and conditions set forth therein, (iii) declared advisable, fair to, and in the best interests of, Liberty TripAdvisor and the Liberty TripAdvisor stockholders (including the disinterested stockholders) each of the transaction documents and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, and Liberty TripAdvisor’s consummation and performance of the transactions contemplated by the transaction documents, (iv) approved the transaction documents and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility, (v) approved and declared advisable the charter amendment, and (vi) directed that each of the merger agreement, the charter amendment and the compensation proposal be submitted to the Liberty TripAdvisor stockholders entitled to vote thereon at the special meeting for the approval of the adoption thereof, and unanimously recommended that holders of shares of Liberty TripAdvisor common stock vote “FOR” the merger proposal and “FOR” the compensation proposal, and that holders of shares of Liberty TripAdvisor capital stock vote “FOR” the charter amendment proposal.
Liberty TripAdvisor stockholders should carefully read this proxy statement, including any documents incorporated by reference, and the annexes in their entirety for more detailed information concerning the merger and the other transactions contemplated by the merger agreement.
Liberty TripAdvisor Record Date; Stock Entitled to Vote
Only holders of shares of Liberty TripAdvisor capital stock outstanding as of the record date, will be entitled to notice of the special meeting. Holders of record of shares of Liberty TripAdvisor common stock outstanding as of the record date, will be entitled to vote at the special meeting or any adjournment or postponement thereof.
On the record date, there were [      ] shares of Liberty TripAdvisor Series A common stock and [      ] shares of Liberty TripAdvisor Series B common stock outstanding and entitled to vote at the special meeting. Each stockholder of Liberty TripAdvisor is entitled to one vote for each share of Liberty TripAdvisor Series A common stock and ten votes for each share of Liberty TripAdvisor Series B common stock, in each case, held on the record date. Prior to the date hereof, pursuant to the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of the consent record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting.
A complete list of Liberty TripAdvisor stockholders entitled to vote at the special meeting will be available for examination by any Liberty TripAdvisor stockholder in the Investor Relations department at Liberty TripAdvisor’s principal place of business at 12300 Liberty Boulevard, Englewood, Colorado 80112, for purposes pertaining to the special meeting, during ordinary business hours, for a period of ten days ending on the day before the special meeting and on the virtual meeting website during the special meeting, which can be accessed by visiting www.virtualshareholdermeeting.com/[    ]. If you have any questions with respect to accessing this list, please contact Liberty TripAdvisor Investor Relations at (844) 826-8736.
Voting by Liberty TripAdvisor’s Directors and Officers
At the close of business on [      ], 2025, the most recent practicable date for which such information was available, Liberty TripAdvisor directors and executive officers and their affiliates beneficially owned [      ] shares of Liberty TripAdvisor Series A common stock, [      ] shares of Liberty TripAdvisor Series B common stock, or approximately [      ]% of the aggregate voting power of the shares of Liberty TripAdvisor common stock beneficially owned and deemed to be outstanding on that date for the purpose of computing the percentage ownership of the directors and executive officers as a group, and no shares of Liberty TripAdvisor preferred stock, or 0.0% of the aggregate voting power of the shares of Liberty TripAdvisor preferred stock beneficially owned and deemed to be outstanding on that date for the purpose of computing the percentage ownership of the directors and executive officers as a group. The number of shares of Liberty TripAdvisor capital stock and the percentage of the voting power of shares of Liberty TripAdvisor capital stock owned by directors and executive officers of Liberty TripAdvisor and their affiliates as of the record date are not expected to be meaningfully different from the number and percentage as of [      ], 2025. Liberty TripAdvisor currently expects its directors and executive officers to vote their shares of Liberty TripAdvisor common stock in favor of the merger proposal, the charter amendment proposal and the compensation proposal to be voted on at the special meeting.
Pursuant to the Maffei voting agreement and subject to the conditions contained therein, Mr. Maffei has agreed, subject to the terms of the Maffei voting agreement, to vote or cause to be voted his shares of Liberty TripAdvisor common stock, representing approximately [   ]% of the total voting power of the issued and outstanding shares of Liberty TripAdvisor common stock in the aggregate as of the record date, among other things, in favor of the merger proposal, the charter amendment proposal and the adjournment proposal, except that, if the Liberty TripAdvisor Board (or a duly authorized committee thereof) changes its recommendation (as described in “Merger Agreement—Liberty TripAdvisor Change in Recommendation”) and Tripadvisor elects not to terminate the merger agreement prior to the special meeting, the number of shares held by Mr. Maffei subject to the foregoing voting requirements will be limited to the number of shares of Liberty TripAdvisor common stock representing 33.37% of the total voting power of the shares of Liberty TripAdvisor common stock, with any shares in excess of such amount to be voted on such matters in the same proportion as voted by the stockholders of Liberty TripAdvisor other than Mr. Maffei. For more information, see the section entitled “Other Agreements Related to the Merger—Maffei Voting Agreement.”
Voting by Certain Stockholders of Liberty TripAdvisor
Pursuant to the Maffei voting agreement and subject to the conditions contained therein, Mr. Maffei has agreed, subject to the terms of the Maffei voting agreement, to vote or cause to be voted his shares of Liberty TripAdvisor common stock, representing approximately [   ]% of the total voting power of the issued and outstanding shares of Liberty TripAdvisor common stock in the aggregate as of the record date, among other things, in favor of the merger proposal, the charter amendment proposal and the adjournment proposal, except that, if the Liberty TripAdvisor Board (or a duly authorized committee thereof) changes its recommendation (as described in “Merger Agreement—Liberty TripAdvisor Change in Recommendation”) and Tripadvisor elects not to terminate the merger agreement prior to the special meeting, the number of shares held by Mr. Maffei subject to the foregoing voting requirements will be limited to the number of shares of Liberty TripAdvisor common stock representing 33.37% of the total voting power of the shares of Liberty TripAdvisor common stock, with any shares in excess of such amount to be voted on such matters in the same proportion as voted by the stockholders of Liberty TripAdvisor other than Mr. Maffei. For more information, see the section entitled “Other Agreements Related to the Merger—Maffei Voting Agreement.”
Pursuant to the Certares voting agreement and subject to the conditions therein, Certares has agreed to vote or cause to be voted, or to provide its written consent to in respect of, all of its shares of Liberty TripAdvisor preferred stock, representing all of the shares of Liberty TripAdvisor preferred stock issued and outstanding as of the consent record date, and all other voting securities of Liberty TripAdvisor over which Certares acquires beneficial ownership or otherwise has the power to vote or direct the voting of, in favor of, among other things, the charter amendment proposal and the adjournment proposal. For more information, see the section entitled “Other Agreements Related to the Merger—Certares Voting Agreement.” Prior to the date hereof, pursuant to the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of the consent record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting.
Quorum
In order to conduct the business of the special meeting, a quorum must be present. The presence at the special meeting online, in person via the Internet or by proxy, of the holders of a majority in total voting power of the shares of Liberty TripAdvisor common stock outstanding on the record date and entitled to vote at the special meeting will constitute a quorum for the transaction of business at the special meeting.

Abstentions will count for the purpose of determining the presence of a quorum for the transaction of business at the special meeting. Prior to the date hereof, pursuant to the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of the consent record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting, and therefore, holders of shares of Liberty TripAdvisor preferred stock are not being asked to vote, and are not entitled to any voting powers, on such proposal at the special meeting and shares of Liberty TripAdvisor preferred stock will not be counted at the special meeting for purposes of determining whether a quorum is present.
Discretionary voting by brokers with respect to any of the proposals to be acted upon at the special meeting is not permitted. As a result if you hold your shares of Liberty TripAdvisor common stock through banks or brokers, your shares will not count as present and entitled to vote for purposes of determining a quorum, unless you instruct your bank or broker on how to vote your shares. This may make it more difficult to establish a quorum at the special meeting.
Votes Required
•
Merger proposal:   Approval of the merger proposal requires the affirmative vote of holders of a majority of the aggregate voting power of the outstanding shares of Liberty TripAdvisor common stock entitled to vote thereon, voting together as a single class.

•
Charter amendment proposal:   Approval of the charter amendment proposal requires both (i) the affirmative vote of holders of a majority of the aggregate voting power of the outstanding shares of Liberty TripAdvisor common stock entitled to vote thereon, voting together as a single class, and (ii) written consent or affirmative vote of a majority of the holders of the outstanding shares of Liberty TripAdvisor preferred stock entitled to vote thereon, given in writing or by vote at the special meeting, consenting or voting (as the case may be), separately as a class. Prior to the date hereof, pursuant to the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of the consent record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting.

•
Compensation proposal:   Approval of the compensation proposal requires the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Liberty TripAdvisor common stock present in person or represented by proxy at the special meeting and entitled to vote on such proposal at the special meeting, voting together as a single class.

•
Adjournment proposal:   Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Liberty TripAdvisor common stock that are present in person or represented by proxy at the special meeting and entitled to vote on the adjournment proposal at the special meeting, voting together as a single class.

Voting of Proxies by Holders of Record via the Internet, Telephone or Mail
Attendance at the special meeting virtually is not required in order to vote. If you were the record holder of your shares of Liberty TripAdvisor common stock as of the record date, you may submit your proxy to vote by mail, by telephone or via the Internet.
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To submit your proxy by mail, simply mark your proxy card, date and sign it and return it in the postage-paid envelope. If you do not have the postage-paid envelope, please mail your completed proxy card to the following address: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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To submit your proxy by telephone, call [      ]. Have your proxy card in hand when you call and then follow the instructions to vote your shares.

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To submit your proxy via the Internet, go to www.proxyvote.com. Have your proxy card in hand when you access the website and follow the instructions to vote your shares.

If you submit your proxy via the Internet or by telephone, you must do so no later than 11:59 p.m., New York City time, on [      ], 2025. If you vote by mail, your proxy card must be received no later than 11:59 p.m., New York City time, on [      ], 2025.
If you send the proxy by mail, there may be unexpected delays in mail processing times. You should allow a sufficient number of days to ensure delivery.
Voting by Holders of Record During the Special Meeting via the Internet
Holders of record of shares of Liberty TripAdvisor common stock may vote their shares via the Internet during the special meeting via the Internet by visiting www.virtualshareholdermeeting.com/[    ]. To enter the special meeting, Liberty TripAdvisor stockholders will need the 16-digit control number that is printed in the box marked by the arrow on their proxy cards. Liberty TripAdvisor recommends that Liberty TripAdvisor stockholders log in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on [      ], 2025.
General
All properly signed proxies that are timely received and that are not revoked will be voted at the special meeting according to the instructions indicated on the proxies or, if no direction is indicated, they will be voted as recommended by the Liberty TripAdvisor Board.
Treatment of Abstentions; Failure to Vote
For purposes of the special meeting, an abstention occurs when a Liberty TripAdvisor stockholder entitled to vote thereon attends the special meeting in person via the Internet and does not vote or returns a proxy with an “abstain” instruction.
Completion of the merger is conditioned on the requisite holders of shares of Liberty TripAdvisor capital stock approving the merger proposal and charter amendment proposal, as applicable.
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Merger proposal:   For the merger proposal, if a holder of shares of Liberty TripAdvisor common stock present in person via the Internet at the special meeting does not vote, or responds by proxy with an “abstain” vote, it will have the effect of a vote “AGAINST” such proposal. If a holder of shares of Liberty TripAdvisor common stock is not present in person via the Internet at the special meeting and does not respond by proxy, it will have the effect of a vote “AGAINST” the merger proposal.

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Charter amendment proposal:   For the charter amendment proposal, if a holder of shares of Liberty TripAdvisor common stock present in person via the Internet at the special meeting does not vote, or responds by proxy with an “abstain” vote, it will have the same effect as a vote “AGAINST” such proposal. If a holder of shares of Liberty TripAdvisor common stock is not present in person via the Internet at the special meeting and does not respond by proxy, it will have the effect of a vote “AGAINST” the charter amendment proposal. Prior to the date hereof, pursuant to the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of the consent record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting, and therefore, holders of shares of Liberty TripAdvisor preferred stock are not being asked to vote, and are not entitled to any voting powers, on such proposal at the special meeting and shares of Liberty TripAdvisor preferred stock will not be counted at the special meeting for purposes of determining whether a quorum is present.

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Compensation proposal:   For the compensation proposal, if a holder of shares of Liberty TripAdvisor common stock present in person via the Internet at the special meeting does not vote, or responds by proxy with an “abstain” vote, it will have the same effect as a vote “AGAINST” such proposal. If a holder of shares of Liberty TripAdvisor common stock is not present in person via the Internet at the special meeting and does not respond by proxy, it will have no effect on the outcome of the compensation proposal.
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Adjournment proposal:   For the adjournment proposal, if a holder of shares of Liberty TripAdvisor common stock present in person via the Internet at the special meeting does not vote, or responds by proxy with an “abstain” vote, it will have the same effect as a vote “AGAINST” such proposal. If a holder of shares of Liberty TripAdvisor common stock is not present in person via the Internet at the special meeting and does not respond by proxy, it will have no effect on the outcome of the adjournment proposal.

Shares Held in Street Name
If your shares of Liberty TripAdvisor common stock are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of such shares with instructions on how to vote such shares. Please follow the voting instructions provided by your broker, bank or other nominee. Your broker, bank or other nominee is obligated to provide you with a voting instruction form for you to use.
Brokers who hold shares in street name for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters determined to be “non-routine” without specific instructions from the beneficial owner. It is expected that each of the proposals to be voted on at the special meeting are “non-routine” matters.
If you are a beneficial owner of shares of Liberty TripAdvisor common stock and you do not instruct your broker, bank or other nominee on how to vote your shares:
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your shares will not be counted as present and entitled to vote for purposes of determining a quorum; and

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your broker, bank or other nominee may not vote your shares, which will have the effect of a vote “AGAINST” the merger proposal and the charter amendment proposal and will have no effect on the outcome of the compensation proposal or the adjournment proposal.

Revocability of Proxies
Any stockholder giving a proxy has the power to revoke it at any time before the proxy is voted at the special meeting. If you are a stockholder of record of shares of Liberty TripAdvisor common stock, you may revoke your proxy in any of the following ways:
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by logging onto the Internet website specified on your proxy card in the same manner you would to submit your proxy electronically or by calling the telephone number specified on your proxy card, in each case, if you are eligible to do so;

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by mailing a notice of revocation or a completed proxy card bearing a later date than your original proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

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by attending the special meeting online and voting via the Internet.

Any signed proxy revocation or new signed proxy must be received before the beginning of the special meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on [      ], 2025.
If your shares of Liberty TripAdvisor common stock are held by a broker, bank or other nominee, you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee, or applicable plan administrator to find out how to do so.
Solicitation
The Liberty TripAdvisor Board is soliciting proxies for the special meeting from its holders of shares of Liberty TripAdvisor common stock. Liberty TripAdvisor will bear the entire cost of the solicitation of proxies of its stockholders, including preparation, assembly and delivery, of this proxy statement, the proxy card and any additional materials furnished to Liberty TripAdvisor stockholders. Proxies may be solicited by directors, officers and a small number of Liberty TripAdvisor’s regular employees personally or by mail, telephone or facsimile, but such persons will not be specially compensated for such service. Liberty TripAdvisor has retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $10,000 plus reasonable out-of-pocket costs and expenses. As appropriate, copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians that hold shares of Liberty TripAdvisor common stock of record for beneficial owners for forwarding to such beneficial owners. Liberty TripAdvisor may also reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such owners.
Assistance
If you need assistance with voting via the Internet, voting by telephone or completing your proxy card, or have questions regarding the special meeting, please contact Liberty TripAdvisor’s Investor Relations line at (844) 826-8736 or D.F. King & Co., Inc. at (888) 280-6942 (bankers and brokers may call collect at (212) 256-9087).
Your vote is very important regardless of the number of shares of Liberty TripAdvisor common stock that you own. Please vote your shares via the Internet or by telephone, or sign, date and return a proxy card promptly to ensure that your shares can be represented, even if you otherwise plan to attend the special meeting in person via the Internet.
Asking Questions at the Liberty TripAdvisor Special Meeting
The virtual special meeting will allow stockholders to submit questions during the meeting in the question box provided at www.virtualshareholdermeeting.com/[    ].
Technical Difficulties or Trouble Accessing the Liberty TripAdvisor Virtual Meeting Website
If Liberty TripAdvisor experiences technical difficulties during the virtual special meeting (e.g., a temporary or prolonged power outage), it will determine whether the virtual special meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the virtual special meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, Liberty TripAdvisor will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/[    ].
Broadridge Corporate Issuer Solutions, Inc. will have technicians ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time for the special meeting, please call the technical support number that will be posted on the virtual meeting website log-in page at www.virtualshareholdermeeting.com/[    ].
Tabulation of Votes
Liberty TripAdvisor has appointed a representative of Broadridge Corporate Issuer Solutions, Inc. to serve as the Inspector of Election for the special meeting. The Inspector of Election will independently tabulate affirmative and negative votes and abstentions.
Adjournments
Subject to certain restrictions contained in the merger agreement, the special meeting may be adjourned from time to time to allow additional time for obtaining additional proxies or as otherwise determined to be necessary or appropriate by the chairperson of the meeting. No notice of an adjourned meeting need be given if the time and place, if any, thereof are announced at the meeting at which the adjournment was taken unless:
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the adjournment is for more than 30 days, in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting; or

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if, after the adjournment, a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, in which case the Liberty TripAdvisor Board will fix as the record date for determining Liberty TripAdvisor stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of Liberty TripAdvisor stockholders entitled to vote at the adjourned meeting, and will give notice of the adjourned meeting to each Liberty TripAdvisor stockholder of record entitled to vote at such adjourned meeting as of such record date.

At any Liberty TripAdvisor stockholders meeting, all proxies will be voted in the same manner as they would have been voted at the original convening of the special meeting, except for any proxies that have been effectively revoked or withdrawn prior to the adjourned meeting.

MERGER AGREEMENT
This section describes the material terms and conditions of the merger agreement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. Liberty TripAdvisor encourages you to read the merger agreement carefully and in its entirety. This section is not intended to provide you with factual information about Liberty TripAdvisor. Such information can be found elsewhere in this proxy statement and in the public filings Liberty TripAdvisor makes with the SEC, which may be obtained by following the instructions set forth in the section entitled “Where You Can Find Additional Information.”
Explanatory Note Regarding the Merger Agreement
The merger agreement and the description of the merger agreement have been included to provide investors with information regarding the terms of the merger agreement. It is not intended to provide any other factual information about Liberty TripAdvisor, Tripadvisor, Merger Sub or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the merger agreement were made only for purposes of the merger agreement and as of specific dates, were solely for the benefit of the parties to the merger agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the merger agreement, including being qualified by confidential disclosures made by each party for the purposes of allocating contractual risk between the parties. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in public disclosures by Liberty TripAdvisor. The merger agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is contained in, or incorporated by reference into, this proxy statement, the Schedule 13E-3, Liberty TripAdvisor’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K and other documents that will be filed with the SEC in connection with the merger agreement and the transactions contemplated by the merger agreement. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Liberty TripAdvisor, Tripadvisor or any of their respective subsidiaries, affiliates or businesses. The description of the merger agreement and the transactions contemplated by the merger agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the merger agreement, a copy of which is attached hereto as Annex A and incorporated herein by reference.
Structure and Effect of the Merger
Upon the terms and subject to the conditions of the merger agreement, and in accordance with the DGCL, at the effective time, Merger Sub will be merged with and into Liberty TripAdvisor, and the separate corporate existence of Merger Sub will cease, and Liberty TripAdvisor will continue as the surviving corporation of the merger, with all its property, rights, privileges, powers and franchises unaffected by the merger, except as set forth in the merger agreement. Immediately after the merger, Tripadvisor will cause Liberty TripAdvisor, as the surviving corporation of the merger, to merge with and into ParentSub LLC, with ParentSub LLC surviving the ParentSub LLC merger as the surviving company and as a wholly owned subsidiary of Tripadvisor. As a result of the merger, Liberty TripAdvisor common stock will no longer be publicly traded and will be removed from OTC and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules and regulations, and Liberty TripAdvisor will no longer file periodic reports with the SEC on account of Liberty TripAdvisor common stock. If the merger is consummated, those that owned Liberty TripAdvisor common stock before the merger will not own any shares of capital stock of the surviving corporation. The merger will have the effects specified in the DGCL, the merger agreement and the certificate of merger.

When the Merger Becomes Effective
The merger will become effective at the effective time, which will be when the certificate of merger has been duly filed with the Secretary of State of the State of Delaware, or to the extent permitted by applicable law, at such time as is agreed to by Tripadvisor and Liberty TripAdvisor prior to the filing of the certificate of merger and specified in the certificate of merger. The closing of the merger will take place at 8:00 a.m., Eastern Time, on the date that is three (3) business days following the satisfaction or waiver of the conditions to the consummation of the merger set forth in the merger agreement (other than those conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or waiver (to the extent waiver is permitted in the merger agreement and by applicable law) of those conditions) unless another date or time is agreed to in writing by Tripadvisor, Merger Sub and Liberty TripAdvisor.
Directors and Officers; Certificate of Incorporation; Bylaws
At the effective time, the board of directors of the surviving corporation will consist of the directors of Merger Sub immediately prior to the effective time, and the officers of Merger Sub immediately prior to the effective time will be the officers of the surviving corporation, in each case until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL and the certificate of incorporation and bylaws of the surviving corporation.
At the effective time, the Liberty TripAdvisor certificate of incorporation in effect immediately prior to the effective time will be amended and restated in its entirety to read as set forth in Exhibit A to the merger agreement, and the Liberty TripAdvisor bylaws in effect immediately prior to the effective time will be amended and restated in their entirety to read as set forth in Exhibit B to the merger agreement, until thereafter amended as provided in such certificate of incorporation or bylaws and applicable law.
Merger Consideration
At the effective time, by virtue of the occurrence of the merger, the following will occur:
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each share of (i) Liberty TripAdvisor Series A common stock and (ii) Liberty TripAdvisor Series B common stock, in each case, issued and outstanding immediately prior to the effective time (other than the excluded shares) will be converted into the right to receive $0.2567 in cash, without interest thereon (the “common share merger consideration”); and

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all shares of Liberty TripAdvisor preferred stock issued and outstanding immediately prior to the effective time (other than the excluded treasury shares) will be converted into the right to receive in the aggregate (i) $42,471,000 in cash, without interest thereon (the “preferred share cash merger consideration”), and (ii) 3,037,959 validly issued, fully paid and nonassessable shares of Tripadvisor common stock (the “preferred share equity merger consideration”, and together with the preferred share cash merger consideration, the “preferred share merger consideration”, and together with the common share merger consideration, the “merger consideration”).

In the event that Tripadvisor or Liberty TripAdvisor changes the number of Tripadvisor shares, shares of Liberty TripAdvisor capital stock or securities convertible or exchangeable into or exercisable for Tripadvisor shares or shares of Liberty TripAdvisor capital stock, as applicable, in each case issued and outstanding prior to the effective time as a result of a distribution, reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, subdivision, or other similar transaction, the merger consideration will be equitably adjusted to eliminate the effects of such event on the merger consideration.
At the effective time, all excluded treasury shares will cease to be outstanding, be cancelled without payment of any consideration therefor and cease to exist.
After the effective time, holders of shares of Liberty TripAdvisor common stock will have the right to receive the common share merger consideration, but will no longer have any rights as a stockholder of Liberty TripAdvisor (except that holders of shares of Liberty TripAdvisor common stock who properly perfected and exercise, and who have not effectively withdrawn, waived or otherwise lost, their appraisal rights under the DGCL may have the right to receive payment for the “fair value” of their shares of Liberty TripAdvisor common stock as determined by the Delaware Court of Chancery, as contemplated by Delaware law. For more information, please see the section entitled “Appraisal Rights”).
Treatment of Liberty TripAdvisor Incentive Awards
Each stock option with respect to Liberty TripAdvisor common stock outstanding at the effective time, whether vested or unvested, for which the per share exercise price is less than the common share merger consideration will become fully vested and will terminate and be automatically cancelled as of immediately prior to the effective time in exchange for the right to receive a lump sum cash payment, net of taxes, in an amount equal to (i) the number of shares of Liberty TripAdvisor common stock underlying such stock option multiplied by (ii) an amount equal to the common share merger consideration minus the applicable exercise price. Each stock option with respect to Liberty TripAdvisor common stock outstanding at the effective time, whether vested or unvested, for which the per share exercise price is equal to or greater than the common share merger consideration will terminate and be cancelled as of immediately prior to the effective time, without any consideration being payable in respect thereof, and have no further force or effect. As of the date hereof, all stock options have a per share exercise price that is greater than the common share merger consideration.
Each outstanding cash award, whether vested or unvested, outstanding at the effective time will be paid (in the case of performance-based cash awards, at the applicable target level of performance), net of taxes, on the date of the closing of the merger.
Treatment of Forward Contract
The merger agreement requires Liberty TripAdvisor to cause Liberty TripAdvisor, LLC, its wholly owned subsidiary, to use commercially reasonable efforts to negotiate an amendment, termination or similar arrangement with respect to the forward contract, to effect the final and complete termination and/or settlement of the forward contract through the payment of all amounts and delivery of all shares thereunder on or prior to the closing date.
On December 19, 2024, the forward contract settled and Liberty TripAdvisor, LLC satisfied its obligations under the forward contract by share settlement, pursuant to which Liberty TripAdvisor, LLC delivered 2,422,210 common shares of Tripadvisor to the buyer and received from the buyer a final payment of $602,404.
Treatment of Exchangeable Senior Debentures
To the extent all of the exchangeable senior debentures are not repurchased or exchanged prior to the consummation of the merger, Liberty TripAdvisor shall take all reasonably necessary actions in accordance with the terms of the indenture to consummate a “change in control redemption” (as such term is defined in the indenture) concurrently with (to the extent such “change in control redemption” is conditioned upon the consummation of the merger), or promptly after the consummation of, the merger. From and after the announcement of a “change in control redemption,” to the extent any exchangeable senior debentures are submitted for exchange in connection with such “change in control redemption,” Liberty TripAdvisor shall use its reasonable best efforts to comply with its obligations under the indenture.
Prior to the consummation of the merger, in the event (i) any holder of the exchangeable senior debentures exercises its put right for Liberty TripAdvisor to repurchase such holder’s exchangeable senior debentures or (ii) any holder of any exchangeable senior debentures elects to exchange its exchangeable senior debentures, then, in each case, (A) Liberty TripAdvisor shall (subject to the receipt by Liberty TripAdvisor of cash funds under a Tripadvisor loan facility) repurchase or settle its exchange obligation with respect to such exchangeable senior debentures in full in cash in accordance with the terms of the applicable indenture, and (B) Tripadvisor (or its subsidiaries) shall make cash loans to Liberty TripAdvisor under a Tripadvisor loan facility no later than three (3) “Scheduled Trading Days” (as defined in the indenture) prior to the applicable repurchase date or exchange settlement date in an amount (including reasonable fees and expenses related thereto) no less than an amount (including reasonable fees and expenses related thereto) that Liberty TripAdvisor reasonably determines is necessary to repurchase or settle its exchange obligation with respect to the applicable senior exchangeable debentures in full in cash. If (x) Liberty TripAdvisor and

Tripadvisor reasonably determine that the consummation of the merger will not occur on or prior to the thirty (30) Scheduled Trading Days prior to March 27, 2025 or (y) any holder of any exchangeable senior debentures elects to exchange its exchangeable senior debentures and such exchange would be settled in cash prior to the consummation of the merger, Liberty TripAdvisor and Tripadvisor shall use their reasonable best efforts to enter into definitive documents that govern the Tripadvisor loan facility no later than five (5) Scheduled Trading Days prior to any applicable repurchase date or exchange settlement date.
Liberty TripAdvisor shall not exercise its right to redeem the exchangeable senior debentures without the prior written consent of TripAdvisor.
Exchange and Payment Procedures
Immediately prior to the effective time, Tripadvisor will deposit, or cause to be deposited, with a paying agent selected by Tripadvisor with Liberty TripAdvisor’s prior written approval, which will not be unreasonably withheld, conditioned or delayed (the “paying agent”), for the benefit of the holders of (i) shares of Liberty TripAdvisor common stock, an aggregate amount of cash comprising the common share merger consideration to be delivered to the holders of shares of Liberty TripAdvisor common stock in accordance with the merger agreement, and (ii) shares of Liberty TripAdvisor preferred stock, (a) an aggregate amount of cash comprising the preferred share cash merger consideration to be delivered to the holders of shares of Liberty TripAdvisor preferred stock in accordance with the merger agreement, (b) an aggregate number of uncertificated, whole book-entry shares of Tripadvisor common stock comprising the preferred share equity merger consideration and (c) cash in an amount sufficient to pay any dividends or distributions declared, the record date for which is after the effective time, with respect to Tripadvisor common stock issuable in the merger in accordance with the merger agreement (the “Tripadvisor dividend”) (such aggregate amount of consideration, the “exchange fund”). Not less than five (5) business days prior to the closing date, Tripadvisor will enter into an agreement with a paying agent, in form and substance reasonably satisfactory to Liberty TripAdvisor.
The paying agent will invest the cash portion of the exchange fund as directed by Tripadvisor, provided that (i) such investments will be an obligation of, or guaranteed by, the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or bankers’ acceptances of commercial banks and (ii) no such investment (or losses thereon) will affect the amount of the merger consideration payable to the holders of Liberty TripAdvisor capital stock. To the extent that there are losses with respect to such investments, or the exchange fund diminishes for any other reason below the level required to make prompt cash payment as contemplated by the merger agreement, Tripadvisor will promptly replace or restore the cash in the exchange fund so as to ensure that the exchange fund is at all times maintained at a level sufficient to make all cash payments required for the payment of the aggregate merger consideration.
Promptly after the effective time (and in any event, in the case of holders of shares of Liberty TripAdvisor common stock within five (5) business days thereafter or in the case of holders of shares of Liberty TripAdvisor preferred stock within one (1) business day thereafter), Tripadvisor will cause the paying agent to mail to each holder of record of a certificate representing shares of Liberty TripAdvisor common stock and deliver to each holder of record of a certificate representing shares of Liberty TripAdvisor preferred stock, in each case outstanding immediately prior to the effective time, as applicable (other than the excluded shares) (i) a letter of transmittal in form reasonably acceptable to Liberty TripAdvisor (which such consent must be provided by Liberty TripAdvisor prior to the closing) advising such holder of the effectiveness of the merger and the conversion of its certificates into the common share merger consideration or the preferred share merger consideration, as applicable, and specifying that delivery will be effected, and risk of loss and title to such certificates will pass, only upon delivery of the certificates (or affidavits of loss in lieu of such certificates) and (ii) instructions for use in effecting the surrender of such certificates (or affidavits of loss in lieu of such certificates).
Upon the surrender of the certificates (or affidavits of loss in lieu thereof) to the paying agent in accordance with the terms of such transmittal materials, the holders of such certificates will be entitled to receive in exchange for such certificates, and Tripadvisor will cause the paying agent to pay or deliver as promptly as reasonably practicable thereafter (and in any event, in the case of holders of certificates representing shares of Liberty TripAdvisor preferred stock, within two (2) business days), an amount in immediately available funds (or, if no wire transfer instructions are provided, a check, and in each case, after giving effect to any required tax withholding) equal to (i) the cash amount (rounded to the nearest cent) that such holder is entitled to receive, (ii) cash in an amount sufficient to pay any Tripadvisor dividend such holder is entitled to receive, and/or (iii) a number of shares of Tripadvisor common stock which will represent, in the aggregate, the whole number of shares of Tripadvisor common stock that such holder has the right to receive, in each case in accordance with the merger agreement, and the certificates so surrendered will be cancelled. No interest will be paid or accrued on any amount payable to holders of such certificates.
In the event of a transfer of ownership of shares of Liberty TripAdvisor common stock or Liberty TripAdvisor preferred stock, as applicable, represented by such certificates that are not registered in the transfer records of Liberty TripAdvisor, a check for any cash to be paid or the shares of Tripadvisor common stock to be exchanged, as applicable, upon due surrender of such certificates may be issued and/or paid to such a transferee if such certificates formerly representing such shares of Liberty TripAdvisor common stock or Liberty TripAdvisor preferred stock, as applicable, are presented to the paying agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid or are not applicable.
In the event any of the certificates has been lost, stolen or destroyed, upon the making of an affidavit (in form and substance satisfactory to Liberty TripAdvisor) of that fact by the person claiming such certificate to be lost, stolen or destroyed to the paying agent or ParentSub LLC, the paying agent will issue in exchange for such lost, stolen or destroyed certificate the merger consideration that would have been issuable or payable under the merger agreement (after giving effect to any required tax withholdings as provided in the merger agreement) had such lost, stolen or destroyed certificates been surrendered. No bond or other surety will otherwise be required to be paid, posted or delivered in connection with this paragraph.
Promptly after the effective time (and in any event, in the case of holders of shares of Liberty TripAdvisor common stock within five (5) business days thereafter or in the case of holders of shares of Liberty TripAdvisor preferred stock within one (1) business day thereafter), Tripadvisor will cause the paying agent to (i) mail to each registered holder of uncertificated shares of Liberty TripAdvisor common stock (other than in respect of the excluded shares) and deliver to each registered holder of uncertificated shares of Liberty TripAdvisor preferred stock (other than in respect of the excluded shares) materials advising such holder of the effectiveness of the merger and the conversion of (a) the shares of Liberty TripAdvisor common stock into the right to receive the applicable common share merger consideration and (b) the shares of Liberty TripAdvisor preferred stock into the right to receive the preferred share merger consideration, as applicable, and (ii) deliver (a) the common share merger consideration that such holder is entitled to receive in respect of its shares of Liberty TripAdvisor common stock and (b) the preferred share merger consideration that such holder is entitled to receive in respect of its shares of Liberty TripAdvisor preferred stock in accordance with the merger agreement (in each case, after giving effect to any required tax withholdings), without interest thereon.
Any portion of the exchange fund (including the proceeds of any investments of the exchange fund) that remains unclaimed by the stockholders of Liberty TripAdvisor for twelve (12) months after the effective time will be delivered, at Tripadvisor’s option, to Tripadvisor. Any holder of shares of Liberty TripAdvisor capital stock (other than the excluded treasury shares) who has not properly taken such actions described above will thereafter look only to Tripadvisor for delivery of any payment of the merger consideration and cash in an amount sufficient to pay any Tripadvisor dividend, as applicable (after giving effect to any required tax withholdings), upon due surrender of its certificates (or affidavits of loss in lieu of such certificates), without any interest thereon. None of the surviving corporation, Tripadvisor, the paying agent or any other person will be liable to any former holder of shares of Liberty TripAdvisor capital stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws. To the fullest extent permitted by law, immediately prior to the date any merger consideration would otherwise escheat to or become the property of any governmental entity, such merger consideration will become the property of ParentSub LLC, free and clear of all claims or interest of any person previously entitled thereto.

Tax Withholding
Each of Tripadvisor, Merger Sub, the surviving corporation and the paying agent will be entitled to deduct and withhold from the consideration otherwise payable pursuant to the merger agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of other applicable tax law. To the extent amounts are so deducted or withheld and timely remitted by Tripadvisor, Merger Sub, the surviving corporation or the paying agent, as applicable, to the applicable governmental entity, such withheld amounts will be treated for all purposes of the merger agreement as having been paid to the person in respect of which such deduction and withholding was made.
Dissenting Shares
From and after the effective time, by virtue of the merger and without any action on the part of Liberty TripAdvisor, Tripadvisor or Merger Sub, all shares of Liberty TripAdvisor common stock owned by dissenting stockholders (the “dissenting shares”) will no longer be outstanding and be cancelled and cease to exist without payment of any consideration therefor. From and after the effective time, all dissenting shares cease to have any rights, except the right to receive the fair value of such dissenting shares in accordance with the provisions of Section 262 of the DGCL. No dissenting stockholder will be entitled to receive cash pursuant to the merger agreement unless and until such stockholders have failed to perfect or have effectively withdrawn or otherwise lost such stockholders’ right to appraisal under the DGCL, and dissenting stockholder will be entitled to receive only the payment provided by Section 262 with respect to the shares of Liberty TripAdvisor common stock owned by such dissenting stockholder. If, after the effective time, any person who otherwise would be deemed a dissenting stockholder has failed to properly perfect or has effectively withdrawn or otherwise lost the right to dissent under Section 262 of the DGCL or if a court of competent jurisdiction will finally determine that the dissenting stockholder is not entitled to relief provided by Section 262 of the DGCL with respect to any shares of Liberty TripAdvisor common stock, such shares of Liberty TripAdvisor common stock will thereupon be treated as though such shares of Liberty TripAdvisor common stock had been converted, as of the effective time, into the right to receive the merger consideration without interest and less any required tax withholding.
Prior to the effective time, Liberty TripAdvisor will give Tripadvisor written notice as promptly as reasonably practicable of any written demands for appraisal, attempted withdrawals of such demands, and any other instruments served pursuant to applicable law received by Liberty TripAdvisor relating to stockholders’ rights of appraisal. Liberty TripAdvisor will not, except with the prior written consent of Tripadvisor, voluntarily make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demand. Any amounts required to be paid in respect of the dissenting shares will be paid by Tripadvisor or Tripadvisor will cause ParentSub LLC to pay such amounts.
Representations and Warranties
The merger agreement contains representations and warranties of Tripadvisor, Merger Sub and Liberty TripAdvisor, including representations and warranties relating to, among other things:
•
organization, good standing and qualification;

•
corporate authority and approval;

•
governmental filings; no violations;

•
absence of certain changes;

•
litigation;

•
no undisclosed liabilities;

•
takeover statutes;

•
brokers and finders;

•
taxes; and

•
no other representations and warranties.

In addition, the merger agreement contains the following representations and warranties of Liberty TripAdvisor relating to, among other things:
•
capital structure;

•
financial advisor opinion;

•
Liberty TripAdvisor reports; financial statements;

•
ownership of Tripadvisor common stock;

•
employee benefits;

•
compliance with laws, licenses;

•
material contracts;

•
intellectual property;

•
data privacy;

•
insurance;

•
real property;

•
Regulation U; and

•
supplemental indenture.

The merger agreement also contains the following representations and warranties of Tripadvisor and Merger Sub relating to, among other things:
•
ownership of Merger Sub;

•
Tripadvisor reports; financial statements;

•
financial ability;

•
solvency; and

•
access to information; disclaimer.

Certain of the representations and warranties in the merger agreement are qualified as to “materiality” or “Material Adverse Effect.” With respect to Liberty TripAdvisor, the merger agreement provides that a “Liberty TripAdvisor Material Adverse Effect” means any change, event, development, circumstance or effect that, individually or in the aggregate, has, or would be reasonably be expected to have, a material adverse effect on the business, assets, condition (financial or otherwise), properties, liabilities, operations or results of operations of Liberty TripAdvisor and its subsidiaries taken as a whole, provided, however, that none of the following will be deemed, either alone or in combination, to constitute, and there will not be taken into account in determining whether there has been or would reasonably be expected to be a Liberty TripAdvisor Material Adverse Effect:
(i)
changes in, or events generally affecting, the U.S. or global financial, securities or capital markets;

(ii)
general economic or political conditions in the United States or any foreign jurisdiction in which Liberty TripAdvisor or any of its subsidiaries operate, including any changes in currency exchange rates, interest rates, credit availability and liquidity, trading volumes, monetary policy or inflation;

(iii)
changes in, or events generally affecting, the industries in which Liberty TripAdvisor or any of its subsidiaries operate;

(iv)
any natural or man-made disaster or acts of God, including earthquakes, floods, hurricanes, tornados, volcanic eruption, epidemics, pandemics or disease outbreak (including COVID-19) or any outbreak or escalation of hostilities, civil disobedience, acts of terrorism, sabotage, riots, demonstrations, public disorders, military action or war (whether or not declared) or any other national or international calamity or any escalation or worsening thereof;

(v)
any failure by Liberty TripAdvisor or any of its subsidiaries to meet any internal or published budgets, projections, estimates, forecasts or predictions in respect of financial or operating performance for any period;

(vi)
a decline in the price of Liberty TripAdvisor capital stock, or a change in the trading volume of Liberty TripAdvisor capital stock on the OTC,

(vii)
any change, event, development, circumstance or effect that, individually or in the aggregate, has had, or would reasonably expected to have, a material adverse effect on the price of Tripadvisor shares owned by Liberty TripAdvisor or its subsidiaries, provided that the clauses (v), (vi) and (vii) will not prevent or otherwise affect a determination that any change, event, effect, circumstance or development underlying such failure or decline or change, event, development, circumstance or effect (if not otherwise falling within any of the exclusions pursuant to the other clauses of this definition) has resulted in, or contributed to, a Liberty TripAdvisor Material Adverse Effect;

(viii)
changes in law (or interpretation thereof), including in the repeal thereof, or in the enforcement thereof;

(ix)
changes in GAAP (or authoritative interpretation thereof), including in the repeal thereof, or in the enforcement thereof;

(x)
the taking of any specific action expressly required by the merger agreement or taken with Tripadvisor’s written consent or the failure to take any specific action expressly prohibited by the merger agreement and as for which Tripadvisor declined to consent;

(xi)
the announcement, pendency or consummation of the merger agreement and the other transaction documents or the transactions contemplated thereby, including the impact thereof on the relationships with customers, suppliers, distributors, partners, other third parties with whom Liberty TripAdvisor has a relationship or employees (including, but not limited to, any cancellation of or delays in customer orders, any reduction in sales, any disruption in or loss of customer, supplier, distributor, partner or similar relationships, or any loss of employees) (it being understood and agreed that the clause (xi) will not apply with respect to any representation or warranty that is intended to address the consequences of the execution, delivery or the announcement of the merger agreement or the other transaction documents or the consummation of the transactions thereby);

(xii)
any litigation brought by stockholders of Liberty TripAdvisor alleging breach of fiduciary duty or inadequate disclosure in connection with the merger agreement or any of the transactions contemplated by the merger agreement;

(xiii)
the departure or threatened departure of, or adverse change or threatened adverse change in, the relationship of Liberty TripAdvisor or any of its subsidiaries with its employees; or

(xiv)
any matters disclosed in the disclosure letter of Liberty TripAdvisor;

provided, however, that the changes, events, effects, circumstances or developments set forth in the foregoing clauses (i), (ii), (iii), (iv), (viii) and (ix) will be taken into account in determining whether a “Liberty TripAdvisor Material Adverse Effect” has occurred to the extent such changes, events, effects, circumstances or developments have had a disproportionate adverse effect on Liberty TripAdvisor and its subsidiaries, taken as a whole, relative to other participants in the industries in which Liberty TripAdvisor and its subsidiaries operate, but, in such event, only the incremental disproportionate impact of such changes, events, effects, circumstances or developments will be taken into account in determining whether a “Liberty TripAdvisor Material Adverse Effect” has occurred; provided, however, that Tripadvisor’s and its subsidiaries’ businesses, assets, conditions (financial or otherwise), properties, liabilities, operations and/or results of operations and any change, event, effect, circumstance or development with respect thereto will be excluded for purposes of any determination as to the existence of a Liberty TripAdvisor Material Adverse Effect.
With respect to Tripadvisor, the merger agreement provides that a “Tripadvisor Material Adverse Effect” means any change, event, development, circumstance or effect that, individually or in the aggregate, has, or would be reasonably be expected to (i) prevent, materially delay, materially impair or interfere with, or adversely affect the ability of Tripadvisor or Merger Sub to perform or comply with its obligations under the merger agreement or to consummate the merger and the other transactions contemplated by the merger agreement on a timely basis or (ii) have a material adverse effect on the business, assets, condition (financial or otherwise), properties, liabilities, operations or results of operations of Tripadvisor and its subsidiaries taken as a whole, provided, however, that none of the following will be deemed, either alone or in combination, to constitute, and there will not be taken into account in determining whether there has been or would reasonably be expected to be a Tripadvisor Material Adverse Effect:
(i)
changes in, or events generally affecting, the U.S. or global financial, securities or capital markets;

(ii)
general economic or political conditions in the United States or any foreign jurisdiction in which Tripadvisor or its subsidiaries operate, including any changes in currency exchange rates, interest rates, credit availability and liquidity, trading volumes, monetary policy or inflation;

(iii)
changes in, or events generally affecting, the industries in which Tripadvisor or any of its subsidiaries operate;

(iv)
any natural or man-made disaster or acts of God, including earthquakes, floods, hurricanes, tornados, volcanic eruption, epidemics, pandemics or disease outbreak (including COVID-19) or any outbreak or escalation of hostilities, civil disobedience, acts of terrorism, sabotage, riots, demonstrations, public disorders, military action or war (whether or not declared) or any other national or international calamity or any escalation or worsening thereof;

(v)
any failure by Tripadvisor or any of its subsidiaries to meet any internal or published budgets, projections, estimates, forecasts or predictions in respect of financial or operating performance for any period;

(vi)
a decline in the price of Tripadvisor shares, or a change in the trading volume of the Tripadvisor shares, on NASDAQ, provided that the clauses (v) and (vi) will not prevent or otherwise affect a determination that any change, event, effect, circumstance or development underlying such failure or decline or change, event, development, circumstance or effect (if not otherwise falling within any of the exclusions pursuant to the other clauses of this definition) has resulted in, or contributed to, a Tripadvisor Material Adverse Effect;

(vii)
changes in law (or interpretation thereof), including in the repeal thereof, or in the enforcement thereof;

(viii)
changes in GAAP (or authoritative interpretation thereof), including in the repeal thereof, or in the enforcement thereof;

(ix)
the taking of any specific action expressly required by the merger agreement or taken with Liberty TripAdvisor’s written consent or the failure to take any specific action expressly prohibited by the merger agreement and as for which Liberty TripAdvisor declined to consent;

(x)
the announcement, pendency or consummation of the merger agreement and the other transaction documents or the transactions contemplated thereby, including the impact thereof on the relationships with customers, suppliers, distributors, partners, other third parties with whom Tripadvisor has a relationship or employees (including, but not limited to, any cancellation of or delays in customer orders, any reduction in sales, any disruption in or loss of customer, supplier, distributor, partner or similar relationships, or any loss of employees) (it being understood and agreed that the clause (x) shall not apply with respect to any representation or warranty that is intended to address the consequences of the execution, delivery or the announcement of the merger agreement or the other transaction documents or the consummation of the transactions thereby);

(xi)
any litigation brought by stockholders of Tripadvisor alleging breach of fiduciary duty or inadequate disclosure in connection with the merger agreement or any of the transactions contemplated by the merger agreement;

(xii)
the departure or threatened departure of, or adverse change or threatened adverse change in, the relationship of Tripadvisor or any of its subsidiaries with its employees; or

(xiii)
any matters disclosed in the disclosure letter of Tripadvisor;

provided, however, that the changes, events, effects, circumstances or developments set forth in the foregoing clauses (i), (ii), (iii), (iv), (vii) and (viii) will be taken into account in determining whether a “Tripadvisor Material Adverse Effect” has occurred to the extent such changes, events, effects, circumstances or developments have had a disproportionate adverse effect on Tripadvisor and its subsidiaries, taken as a whole, relative to other participants in the industries in which Tripadvisor and its subsidiaries operate, but, in such event, only the incremental disproportionate impact of such changes, events, effects, circumstances or developments shall be taken into account in determining whether a “Tripadvisor Material Adverse Effect” has occurred.
None of the representations and warranties of Liberty TripAdvisor in the merger agreement or in any certificate delivered by Liberty TripAdvisor pursuant to the merger agreement are being made with respect to Tripadvisor or any of its subsidiaries, or the respective businesses of Tripadvisor or any of its subsidiaries, and that Tripadvisor and its subsidiaries, and the respective businesses of Tripadvisor and its subsidiaries will be excluded from the representations and warranties of Liberty TripAdvisor in the merger agreement and in any certificate delivered by Liberty TripAdvisor pursuant to the merger agreement, except that this sentence will not limit any representations or warranties in the merger agreement by Liberty TripAdvisor regarding its or any of its subsidiaries’ ownership of Tripadvisor common stock or Tripadvisor Class B common stock.
Conduct of Business by Liberty TripAdvisor Prior to Consummation of the Merger
Except (1) as required by applicable law, (2) as Tripadvisor may approve in writing (such approval not to be unreasonably withheld, conditioned or delayed), (3) as expressly disclosed in the disclosure letter of Liberty TripAdvisor, or (4) as expressly provided for in the merger agreement, any other transaction document or as expressly required by the Liberty TripAdvisor certificate of incorporation, Liberty TripAdvisor bylaws or comparable governing documents of Liberty TripAdvisor in effect as of the date of the merger agreement, Liberty TripAdvisor covenants and agrees as to itself and its subsidiaries that, from and after the execution of the merger agreement and prior to the earlier of (x) the effective time or (y) termination of the merger agreement in accordance with the termination provisions of the merger agreement, (A) Liberty TripAdvisor will use its commercially reasonable efforts to conduct its business and the business of its subsidiaries in the ordinary course of business in all material respects, including using commercially reasonable efforts to manage Liberty TripAdvisor’s operating and transaction fees, costs, charges and expenses in accordance with the disclosure letter of Liberty TripAdvisor; provided, however, that no action taken by Tripadvisor or any of its subsidiaries or that is specifically permitted below will be deemed a breach of either this paragraph or any other clauses below and (B) without limiting the generality of, and in furtherance of, the foregoing Liberty TripAdvisor will not and will not permit any of its subsidiaries to:
•
(i) amend its certificate of incorporation or bylaws (or comparable governing documents), other than amendments to the governing documents of any wholly owned subsidiary of Liberty TripAdvisor that would not prevent, materially delay or materially impair the merger or the other transactions contemplated by the merger agreement, (ii) split, combine, subdivide or reclassify its outstanding equity interests (except for any such transaction by a wholly owned subsidiary of Liberty TripAdvisor which remains a wholly owned subsidiary after consummation of such transaction), (iii) declare, set aside or pay any dividend or distribution payable in cash, stock or property (or any combination thereof) in respect of any of its equity interests (except for any dividends or distributions paid by a direct or indirect wholly owned subsidiary of Liberty TripAdvisor to another direct or indirect wholly owned subsidiary of Liberty TripAdvisor or to Liberty TripAdvisor) or (iv) purchase, repurchase, redeem or otherwise acquire any of its equity interests or any securities convertible or exchangeable into or exercisable for any of its equity interests (other than (A) pursuant to the exercise of stock options or the forfeiture of, or withholding of taxes with respect to, stock options, in each case, outstanding as of the date of the merger agreement in accordance with existing terms of such awards and the applicable company stock plan (as defined in the merger agreement), as in effect as of the date of the merger agreement, (B) purchases, repurchases, redemptions or other acquisitions of securities of any wholly owned subsidiary of Liberty TripAdvisor by Liberty TripAdvisor or any other wholly owned subsidiary of Liberty TripAdvisor, (C) in connection with the conversion of shares of Series B common stock into shares of Series A common stock in accordance with the Liberty TripAdvisor certificate of incorporation, or (D) for the avoidance of doubt, in connection with the exchangeable senior debentures as contemplated by the merger agreement;
•
merge or consolidate with any other person, or restructure, reorganize or completely or partially liquidate (other than mergers among, or the restructuring, reorganization or liquidation of any wholly owned subsidiaries of Liberty TripAdvisor that would not prevent, materially delay or materially impair the merger or the other transactions contemplated by the merger agreement);

•
(i) increase in any manner the compensation or consulting fees, bonus, pension, welfare, fringe or other benefits, severance or termination pay of any employee or other service provider of Liberty TripAdvisor or any of its subsidiaries, (ii) take any action to accelerate the vesting or lapsing of restrictions or payment, or fund or in any other way to secure the payment, of any compensation, award or benefits under any company plan (as defined below), (iii) become a party to, establish, adopt, terminate or make any change to any company plan (or any arrangement that would have been a company plan had it been entered into prior to the merger agreement), (iv) grant any new awards, or amend or modify the terms of outstanding awards, under any company plan, (v) hire, engage or terminate (other than for cause) the employment or engagement of any employee or service provider or (vi) forgive any loans or issue any loans to any employee or other service provider of Liberty TripAdvisor or any of its subsidiaries;

•
incur any indebtedness, guarantee, endorse, assume or otherwise become liable or responsible for any indebtedness of another person or issue any rights to acquire any indebtedness, except (i) inter-company indebtedness among Liberty TripAdvisor and its wholly owned subsidiaries or (ii) any Tripadvisor loan facility;

•
make or commit to any capital expenditures;

•
other than pursuant to certain permitted liens, transfer, lease, license, sell, assign, mortgage, pledge, place a lien upon or otherwise dispose of any properties or assets (including equity interests of any of its subsidiaries, Tripadvisor shares, but not including any intellectual property) (other than (i) transactions among Liberty TripAdvisor and its wholly owned subsidiaries, (ii) in connection with any Tripadvisor loan facility, (iii) any deemed sales or dispositions pursuant to Section 16 of the Exchange Act, (iv) in connection with any business combination transaction, including any merger, consolidation, share exchange, tender offer, exchange offer or other similar transaction, reorganization, recapitalization, dissolution, liquidation, reverse stock-split or other similar transaction, by or involving Tripadvisor (a “Tripadvisor business combination”) or (v) pursuant to contracts in effect as of the date of the merger agreement and set forth in the disclosure letter of Liberty TripAdvisor);

•
(i) sell, lease, license, sublicense, assign, transfer, abandon, allow to lapse or expire, or otherwise dispose of certain intellectual property owned by Liberty TripAdvisor or (ii) disclose any material trade secrets of Liberty TripAdvisor to any other person (other than in the ordinary course of business to a person bound by adequate confidentiality obligations);

•
issue, deliver, sell, grant, transfer, or encumber, or authorize the issuance, delivery, sale, grant, transfer or encumbrance of, any shares of its capital stock or any securities convertible or exchangeable into or exercisable for, or any options, warrants or other rights to acquire, any such shares, except (i) for the issuance of any certificate in replacement of any lost or destroyed certificate representing then previously existing Liberty TripAdvisor capital stock, (ii) for any shares of Liberty TripAdvisor common stock issued pursuant to Liberty TripAdvisor options (including any vesting, exercise or settlement thereof) outstanding on the date of the merger agreement in accordance with the existing terms of such awards and the applicable company stock plan, as in effect as of the date of the merger agreement (including the withholding of shares to satisfy withholding tax obligations), (iii) any such issuance, delivery, sale, grant or transfer by wholly owned subsidiaries to Liberty TripAdvisor or to any other wholly owned subsidiary of Liberty TripAdvisor, (iv) for issuances of shares of Liberty TripAdvisor Series A common stock upon the conversion of shares of Liberty TripAdvisor Series B common stock into shares of Liberty TripAdvisor Series A common stock in accordance with the Liberty TripAdvisor certificate of incorporation or (v) in connection with any Tripadvisor loan facility;
•
acquire or commit to acquire any business, assets or other property, whether by merger, consolidation, purchase of property or assets or otherwise, other than pursuant to a Tripadvisor business combination or in compliance with certain agreements with Liberty Media or any of its subsidiaries;

•
make any material change with respect to its financial accounting policies or procedures, except as required by changes in GAAP (or any interpretation thereof), by Regulation S-X under the Exchange Act or by applicable law;

•
enter into any new line of business;

•
make any loans, advances or capital contributions to, or investments in, any person (other than loans, advances or capital contributions to Liberty TripAdvisor or any direct or indirect wholly owned subsidiary of Liberty TripAdvisor);

•
except in the ordinary course of business (but subject to the incurrence of only de minimis liability to Liberty TripAdvisor) or in connection with the transactions contemplated by the merger agreement and the other transaction documents (including the definitive documentation governing the Tripadvisor loan facility), (i) amend or modify in any material respect (other than renewals) or terminate (excluding (A) terminations, expirations or non-renewals in accordance with the terms thereof and, for the avoidance of doubt, the redemption, repurchase or exchange of the exchangeable senior debentures (and any amendment or modification to the indenture related to such redemption, repurchase or exchange) and settlement of the forward contract as contemplated by the merger agreement and (B) the forward contract amendment contemplated by the merger agreement) any material contract of Liberty TripAdvisor or waive, release or assign any material rights, claims or benefits under any material contract of Liberty TripAdvisor or (ii) enter into any contract that would have been a material contract of Liberty TripAdvisor had it been entered into prior to the date of the merger agreement unless it is on terms substantially consistent with, or on terms more favorable to Liberty TripAdvisor or its subsidiaries (and to Tripadvisor and its subsidiaries following the closing) than, a contract it is replacing, except for any engagement letter for advisors or service providers in connection with the transactions contemplated by the merger agreement and the other transaction documents, including a proxy solicitor and an inspector of elections;

•
(i) settle, compromise or otherwise agree to the resolution of any action, suit, case, litigation, claim, hearing, arbitration, investigation or other proceedings before or threatened to be brought before a governmental entity, other than settlements, compromises or resolutions not in excess of amounts available under Liberty TripAdvisor’s applicable insurance policy and such settlements, compromises or resolutions do not involve any admission of guilt, material injunctive or equitable relief or impose material restrictions on the business activities of Liberty TripAdvisor or its subsidiaries or (ii) waive, release, grant or transfer any material claim or right of material value or knowingly consent to the termination of any material claim or right of material value;

•
(i) make, change or revoke any material tax election or adopt or change any method of tax accounting other than in the ordinary course consistent with past practice, (ii) (A) enter into any “closing agreement” as described in Section 7121 of the Code (or any comparable or similar provisions of applicable law) with respect to any material tax liability or (B) settle or compromise any material liability with respect to taxes or surrender any material claim for a refund of taxes, (iii) file any material amended tax return or (iv) consent to any extension or waiver of the limitations period applicable to any material claim or material assessment with respect of taxes;

•
(i) extend any “carrying credit” (as defined in the merger agreement) to any other person at any time while any obligation of Liberty TripAdvisor under the Tripadvisor loan facility remains outstanding or (ii) use the proceeds of the Tripadvisor loan facility for the purpose, directly or indirectly, of buying or carrying “margin stock” (as defined in the merger agreement); or

•
agree, resolve or commit to do any of the foregoing.

A “company plan” means any benefit and compensation plan, policy, program or arrangement maintained, sponsored or contributed to by Liberty TripAdvisor or any of its subsidiaries covering current or former employees of Liberty TripAdvisor and its subsidiaries and current or former directors of Liberty TripAdvisor, including “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and any incentive and bonus, deferred compensation, stock purchase, employment, retirement, severance, restricted stock, stock option, stock appreciation rights or stock based plans, excluding any statutory plans.
Liberty TripAdvisor Stockholder Meeting
The merger agreement requires Liberty TripAdvisor to, in consultation with Tripadvisor, as promptly as reasonably practicable after the date the staff of the SEC advises that it has no further comments on the definitive proxy statement or that Liberty TripAdvisor may commence mailing the definitive proxy statement (or if the staff has not affirmatively notified Liberty TripAdvisor that the SEC will or will not be reviewing the definitive proxy statement within the time frame specified by Rule 14A-6(a) of the Exchange Act, after such time frame) and in accordance with applicable law and the Liberty TripAdvisor certificate of incorporation and Liberty TripAdvisor bylaws, and the rules of the OTC, take all actions necessary to establish a record date for, duly call, give notice of, convene and hold a meeting of holders of shares of Liberty TripAdvisor capital stock (or, if the holders of shares of Liberty TripAdvisor preferred stock have delivered a written consent approving the charter amendment proposal, a meeting of holders of shares of Liberty TripAdvisor common stock) to consider and vote upon the approval of the adoption of the merger agreement and the approval of the adoption of the charter amendment (the “special meeting”) as promptly as reasonably practicable following the mailing of the proxy statement to Liberty TripAdvisor’s stockholders for the purpose of obtaining the requisite approvals. Subject to the right to change its recommendation in accordance with the merger agreement, Liberty TripAdvisor Board will (i) include the Liberty TripAdvisor Board recommendation in the proxy statement, (ii) recommend at the special meeting that (a) the holders of shares of Liberty TripAdvisor common stock approve the adoption of the merger agreement and the charter amendment and (b) the holders of shares of Liberty TripAdvisor preferred stock approve the adoption of the charter amendment if a written consent approving the charter amendment has not been delivered to Liberty TripAdvisor prior to the special meeting, (iii) use its reasonable best efforts to obtain and solicit such approvals. Unless a change in recommendation (as defined below) has occurred in accordance with the merger agreement, Liberty TripAdvisor will keep Tripadvisor informed on a reasonably current basis of the status of its efforts to solicit and obtain the requisite approval.
Pursuant to the merger agreement, Liberty TripAdvisor may (and will at the reasonable request of Tripadvisor), in its reasonable discretion, postpone or adjourn the special meeting in certain specified circumstances but may not, without the prior written consent of Tripadvisor or except as expressly required by an order, postpone or adjourn the special meeting for a period of more than ten (10) business days on any single occasion. The merger agreement prohibits changing the record date of the special meeting without Tripadvisor’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), unless Liberty TripAdvisor Board will determine, in good faith, after consultation with its outside counsel, that the record date should be changed as required by applicable law or that the failure to change the record date would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law.
Notwithstanding any change in recommendation, Liberty TripAdvisor will nonetheless submit the merger agreement and the charter amendment to the holders of Liberty TripAdvisor capital stock entitled to vote thereon for adoption at the special meeting unless the merger agreement is terminated in accordance with the termination provisions of the merger agreement prior to the special meeting.
Liberty TripAdvisor No Solicitation
An “acquisition proposal” means (a) any proposal, offer, inquiry or indication of interest (other than a proposal, offer, inquiry or indication of interest by Tripadvisor or a subsidiary of Tripadvisor), from any person or group (as defined in or under Section 13 of the Exchange Act) relating to a merger, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination, joint venture, partnership, dissolution, liquidation, spin-off, extraordinary dividend or similar transaction involving Liberty TripAdvisor or any of its subsidiaries which is structured to permit any person or group to, directly or indirectly, acquire beneficial ownership of fifteen percent (15%) or more of the aggregate outstanding equity securities of Liberty TripAdvisor (or the surviving or resulting entity) or securities representing fifteen percent (15%) or more of voting power of Liberty TripAdvisor (or the surviving or resulting entity), or fifteen percent (15%) or more of the consolidated total assets of Liberty TripAdvisor and its subsidiaries and (b) any acquisition by any person or group (as defined in or under Section 13 of the Exchange Act) resulting in, or proposal, offer, inquiry or indication of interest (other than a proposal, offer, inquiry or indication of interest by Tripadvisor or a subsidiary of Tripadvisor), which if consummated would result in, any person or group becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, fifteen percent (15%) or more of the aggregate outstanding equity securities or securities representing fifteen percent (15%) or more of the voting power of Liberty TripAdvisor, or fifteen percent (15%) or more of the consolidated total assets of Liberty TripAdvisor and its subsidiaries, in each case, other than the transactions contemplated by the merger agreement.
Liberty TripAdvisor has agreed that from the date of the merger agreement until the effective time (or, if earlier, the valid termination of the merger agreement), it will not, and will use its reasonable best efforts to cause its subsidiaries and its and their respective directors, officers and employees not to, and will instruct its other representatives not to, directly or indirectly:
•
solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an acquisition proposal;

•
participate in any discussions or negotiations with any person regarding any acquisition proposal; or

•
provide any non-public information concerning Liberty TripAdvisor or any of its subsidiaries to any person, or afford access to the business, assets, properties, books or records, other information or employees or other representatives of Liberty TripAdvisor or any of its subsidiaries with the intent to induce, or that would reasonably be expected to lead to, any acquisition proposal.

Liberty TripAdvisor has agreed that it will, and Liberty TripAdvisor will cause its subsidiaries and direct its representatives to, immediately following the execution of the merger agreement:
•
cease and cause to be terminated any discussions and negotiations with any person (other than Tripadvisor, Merger Sub and their representatives) conducted with respect to any acquisition proposal, or proposal that would reasonably be expected to lead to an acquisition proposal and cease providing any information to any such person or its representative;

•
with respect to any person with whom such discussions or negotiations have been terminated, promptly following the date of the merger agreement (and in any event within five (5) business days) request that such person and its representatives return or destroy, in accordance with the terms of the applicable confidentiality agreement, any information furnished by or on behalf of Liberty TripAdvisor and will use reasonable best efforts to secure its rights and ensure the performance of any such person’s obligations under any applicable confidentiality agreement;

•
promptly terminate all access granted to any person and its representatives to any physical or electronic data rooms relating (or other diligence access); and

•
not terminate, waive, amend or modify any provision of any existing confidentiality agreement with respect to a potential acquisition proposal.

Notwithstanding the foregoing, Liberty TripAdvisor and its representatives may in any event (x) inform any person that makes an acquisition proposal of the restrictions imposed by the merger agreement and (y) waive any standstill provisions in any agreement (including any confidentiality agreement) with any person or group solely to the extent such standstill provisions would prohibit such person or group from making an acquisition proposal privately to Liberty TripAdvisor Board.
Notwithstanding the foregoing, prior to the receipt of the requisite approval, Liberty TripAdvisor may, in response to an unsolicited, bona fide written acquisition proposal:
(i)
provide access to non-public information regarding Liberty TripAdvisor or any of its subsidiaries to the person who made such acquisition proposal; provided, that such information has previously been made available to Tripadvisor or is provided to Tripadvisor promptly (and in any event within twenty-four (24) hours) following the time such information is made available to such person and that, prior to furnishing any such material non-public information, Liberty TripAdvisor receives from the person making such acquisition proposal an executed acceptable confidentiality agreement; and
(ii)
engage or participate in any discussions or negotiations with any such person regarding such acquisition proposal if, and only if, prior to taking any action described in clause (i) or (ii), (1) Liberty TripAdvisor Board (or any committee thereof) determines in good faith after consultation with outside legal counsel that (A) based on the information then available and after consultation with a financial advisor that such acquisition proposal either constitutes a superior proposal or would reasonably be expected to lead to a superior proposal and (B) the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable law and (2) with respect to clause (ii), Liberty TripAdvisor provides written notice to Tripadvisor at least twenty-four (24) hours prior to engaging or participating in any discussions or negotiations with any person regarding such acquisition proposal.

From and after the date of the merger agreement, Liberty TripAdvisor will promptly (and, in any event, within twenty-four (24) hours) notify Tripadvisor if (i) any written or other bona fide inquiries, proposals or offers with respect to an acquisition proposal or that would reasonably be expected to lead to an acquisition proposal are received by Liberty TripAdvisor, (ii) any non-public information is requested in connection with any acquisition proposal or would reasonably be expected to lead to an acquisition proposal from Liberty TripAdvisor or (iii) any discussions or negotiation with respect to an acquisition proposal or would reasonably be expected to lead to an acquisition proposal are sought to be initiated or continued with Liberty TripAdvisor, indicating, in connection with such notice, the name of such person and the material terms and conditions of any proposals or offers (including providing copies of any written material delivered by such person), and thereafter will keep Tripadvisor reasonably informed, on a current basis, of the status and terms of any such proposals or offers (including any material amendments thereto) and the status of any such discussions or negotiations (including delivery to Tripadvisor within twenty-four (24) hours of copies of all communications delivered by or on behalf of such person in connection with such proposal or offer).
Liberty TripAdvisor Change in Recommendation
Except as expressly permitted by the merger agreement in the case of a superior proposal, intervening event or Tripadvisor acquisition proposal (in each case, as described below), neither Liberty TripAdvisor Board nor any committee thereof will:
(i)
withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Tripadvisor, the Liberty TripAdvisor recommendation or approve, recommend or otherwise declare advisable any acquisition proposal;

(ii)
fail to include the Liberty TripAdvisor recommendation in the proxy statement;

(iii)
other than with respect to a tender or exchange offer, reaffirm the Liberty TripAdvisor recommendation within ten (10) days of receipt of a written request from Tripadvisor to do so (and if the special meeting is scheduled to be held within ten (10) days, then within three (3) business days of such request) if an acquisition proposal or any material modification thereto has been made public (other than by Tripadvisor or any of its subsidiaries or representatives) and not withdrawn (provided, that Tripadvisor will be entitled to make such written request for reaffirmation only once for each acquisition proposal and once for each material amendment to such acquisition proposal);

(iv)
fail to recommend against any acquisition proposal that is a tender or exchange offer by a third party pursuant to Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act within ten (10) business days of the commencement thereof;

(v)
approve or recommend, or publicly propose to enter into an alternative acquisition agreement (each of the clauses (i)  – (v), a “change in recommendation”);

(vi)
cause or permit Liberty TripAdvisor or any of its subsidiaries to enter into any letter of intent,

memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement or other agreement (other than a confidentiality agreement entered into in compliance with the merger agreement) (an “alternative acquisition agreement”) relating to any acquisition proposal; or
(vii)
approve or recommend, or publicly propose to enter into an alternative acquisition agreement.

Superior Proposal Exception
A “superior proposal” means any bona fide acquisition proposal made by a third party after the date of the merger agreement that, if consummated, would result in such third party (or its stockholders) owning, directly or indirectly, a majority of the outstanding shares of Liberty TripAdvisor capital stock (or of the stock of the surviving entity in a merger or the direct or indirect parent of the surviving entity in a merger) or a majority of the assets of Liberty TripAdvisor and its subsidiaries, taken as a whole, which Liberty TripAdvisor Board (or any committee thereof) determines in good faith (after consultation with its outside legal counsel and financial advisors) to be (a) more favorable to the holders of shares of Liberty TripAdvisor common stock from a financial point of view than the merger (taking into account all of the terms and conditions of, and the likelihood of completion of, such acquisition proposal and the merger agreement (including, if applicable at the time of such determination, any changes to the financial terms of the merger agreement then committed to in writing by Tripadvisor in response to such offer or otherwise)) and (b) reasonably capable of being completed, taking into account all financial, legal, regulatory and other aspects of such proposal.
Subject to the non-solicitation obligations described above, if, prior to the receipt of the requisite approval, Liberty TripAdvisor receives a written acquisition proposal that did not result from a material breach of the non-solicitation obligations and that Liberty TripAdvisor Board (or any committee thereof) determines in good faith, after consultation with its outside legal counsel and financial advisor, constitutes a superior proposal, Liberty TripAdvisor may make a change in recommendation or terminate the merger agreement to enter into an alternative acquisition agreement with respect to such superior proposal, or authorize, resolve, agree or propose publicly to take any such action, if all of the following conditions are met:
(i)
Liberty TripAdvisor has (A) provided to Tripadvisor four (4) business days’ prior written notice, which will state expressly (x) that it has received a written acquisition proposal that constitutes a superior proposal, (y) the material terms and conditions of the acquisition proposal (including the consideration offered therein and the identity of the person or group making the acquisition proposal) and has contemporaneously provided an unredacted copy of the alternative acquisition agreement and all other documents (other than immaterial documents) related to the superior proposal (it being understood and agreed that any amendment to the financial terms or any other material term or condition of such superior proposal will require a new notice and an additional two (2) business day period) and (z) that, subject to clause (ii) below, Liberty TripAdvisor Board (or any committee thereof) has determined to make a change in recommendation or to terminate the merger agreement in order to enter into the alternative acquisition agreement, as applicable, and (B) prior to making such a change in recommendation or terminating the merger agreement, as applicable, used commercially reasonable efforts to engage in good faith with Tripadvisor (to the extent Tripadvisor wishes to engage) during such notice period, which may be on a non-exclusive basis, to consider any adjustments committed to in writing by Tripadvisor to the terms and conditions of the merger agreement such that the alternative acquisition agreement ceases to constitute a superior proposal; and

(ii)
Liberty TripAdvisor Board (or any committee thereof) has determined, in good faith, after consultation with its financial advisors and outside legal counsel, that, in light of such superior proposal and taking into account any revised terms committed to in writing by Tripadvisor, such superior proposal continues to constitute a superior proposal and that the failure to make such change in recommendation or to so terminate the merger agreement in accordance with the merger agreement, as applicable, would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law.

Intervening Event Exception
An “intervening event” means a material effect that (a) was not known to, or reasonably foreseeable by, Liberty TripAdvisor Board (or any committee thereof) prior to the execution of the merger agreement (or if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable), which effect, or any material consequence thereof, first becomes known to, or reasonably foreseeable by, Liberty TripAdvisor Board (or any committee thereof) prior to the receipt of the requisite approval and (b) does not relate to (i) an acquisition proposal, (ii) any fact, event, change, development or circumstance to the extent relating to Tripadvisor or any of its subsidiaries, (iii) any changes in the market price, trading volume or ratings of any securities or indebtedness of Liberty TripAdvisor or Tripadvisor, (iv) any failure by Liberty TripAdvisor, Tripadvisor or their subsidiaries to meet internal or published or analysts’ estimates or financial projections, budgets or forecasts of revenues, earnings or other financial or operating metrics for any period, in each case in and of itself (it being understood that the facts or occurrences giving rise or contributing to such change described in clause (ii) and clause (iii) may be taken into account when determining an intervening event to the extent otherwise satisfying this definition).
Subject to the non-solicitation obligations described above, upon the occurrence of any intervening event, Liberty TripAdvisor Board (or any committee thereof) may, at any time prior to the receipt of the requisite approval, make a change in recommendation if all of the following conditions are met:
(i)
Liberty TripAdvisor has (A) provided to Tripadvisor four (4) business days’ prior written notice, which will (x) set forth in reasonable detail information describing the intervening event and the rationale for the change in recommendation and (y) state expressly that, subject to clause (ii) below, Liberty TripAdvisor Board (or any committee thereof) has determined to make a change in recommendation and (B) prior to making such a change in recommendation, used commercially reasonable efforts to engage in good faith with Tripadvisor (to the extent Tripadvisor wishes to engage) during such notice period to consider any adjustments committed to in writing by Tripadvisor to the terms and conditions of the merger agreement such that the failure of Liberty TripAdvisor Board (or any committee thereof) to make a change in recommendation in response to the intervening event in accordance with clause (ii) below would no longer reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law; and

(ii)
Liberty TripAdvisor Board (or any committee thereof) has determined in good faith, after consultation with its outside legal counsel, that in light of such intervening event and taking into account any revised terms committed to in writing by Tripadvisor, the failure to make a change in recommendation would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law.

Nothing contained in the merger agreement will prohibit Liberty TripAdvisor or Liberty TripAdvisor Board from (i) taking and disclosing to stockholders of Liberty TripAdvisor a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act (or any similar communication to stockholders of Liberty TripAdvisor in connection with the making or amendment of a tender offer or exchange offer) or (ii) making any “stop-look-and-listen” or similar communication to the stockholders of Liberty TripAdvisor of the nature contemplated by Rule 14d-9 under the Exchange Act; provided, that (A) in no event shall this paragraph affect the non-solicitation obligations specified in the merger agreement (or the consequences thereof in accordance with the merger agreement) or the definition of change in recommendation and (B) any such disclosure (other than the issuance by Liberty TripAdvisor of a “stop-look-and-listen” or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act) that is otherwise within the definition of “change in recommendation” will be deemed a change in recommendation for all purposes of the merger agreement.
Tripadvisor Acquisition Proposal Exception
A “Tripadvisor acquisition proposal” means (a) any proposal, offer, inquiry or indication of interest, from any person or group (as defined in or under Section 13 of the Exchange Act) relating to a merger, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination, joint venture, partnership, dissolution, liquidation, spin-off, extraordinary dividend or similar transaction involving Tripadvisor which is structured to permit any person or group to, directly or indirectly, acquire beneficial ownership of fifty percent (50%) or more of the aggregate outstanding equity securities of Tripadvisor (or the surviving or resulting entity) (including fifty (50%) or more of such aggregate outstanding securities not owned by Liberty TripAdvisor and its subsidiaries) or securities representing fifty percent (50%) or more of voting power of Tripadvisor (or the surviving or resulting entity) (including fifty (50%) or more of such voting power not owned by Liberty TripAdvisor and its subsidiaries), or fifty percent (50%) or more of the consolidated total assets of Tripadvisor and its subsidiaries and (b) any acquisition by any person or group (as defined in or under Section 13 of the Exchange Act) resulting in, or proposal, offer, inquiry or indication of interest, which if consummated would result in, any person or group becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, fifty percent (50%) or more of the aggregate outstanding equity securities (including fifty (50%) or more of such aggregate outstanding securities not owned by Liberty TripAdvisor and its subsidiaries) or securities representing fifty percent (50%) or more of the voting power of Tripadvisor (including fifty (50%) or more of such voting power not owned by Liberty TripAdvisor and its subsidiaries), or fifty percent (50%) or more of the consolidated total assets of Tripadvisor and its subsidiaries.
The merger agreement provides that, if, at any time, Tripadvisor or any of its subsidiaries or representatives receives a Tripadvisor acquisition proposal or any inquiry, proposal, offer or request for information with respect to a Tripadvisor acquisition proposal, or with respect to such inquiry, proposal, offer or request for information that would reasonably be expected to lead to a Tripadvisor acquisition proposal, then Tripadvisor will promptly (and, in any event, within twenty-four (24) hours) notify Liberty TripAdvisor thereof and keep Liberty TripAdvisor reasonably informed, on a current basis, of the status and terms of any such proposals or offers (including any material amendments thereto) and the status of any such discussions or negotiations (including delivery to Liberty TripAdvisor, on a current basis, copies of all material communications delivered by or on behalf of such person in connection with such proposal or offer). With respect to any such Tripadvisor acquisition proposal that Tripadvisor determines to pursue, subject to the execution by such person (or any of its affiliates) of an acceptable confidentiality agreement, Liberty TripAdvisor, its subsidiaries and their respective representatives will have the right (i) to provide access to non-public information regarding Liberty TripAdvisor or any of its subsidiaries to such person who made such Tripadvisor acquisition proposal or who made such inquiry, proposal, offer or request for information with respect to such Tripadvisor acquisition proposal or that would reasonably be expected to lead to a Tripadvisor acquisition proposal and (ii) engage or participate in any discussions or negotiations with any such person regarding (a) such Tripadvisor acquisition proposal or regarding such inquiry, proposal or offer with respect to a Tripadvisor acquisition proposal or that would reasonably be expected to lead to such Tripadvisor acquisition proposal and (b) any actual or potential acquisition proposal that would or would reasonably be expected to be entered into in connection with such Tripadvisor acquisition proposal; provided, that (1) Tripadvisor will lead and control any such discussions or negotiations, including with respect to terminating any such discussions or negotiations, (2) non-public information provided by Liberty TripAdvisor, its subsidiaries and their respective representatives to such person has previously been made available to Tripadvisor or is provided to Tripadvisor promptly (and in any event within twenty-four (24) hours) following the time such information is made available to such person and (3) Liberty TripAdvisor will coordinate with Tripadvisor and keep Tripadvisor reasonably informed of any discussions or negotiations held with such person.
If Tripadvisor enters into, or if Tripadvisor informs Liberty TripAdvisor that Tripadvisor intends to enter into, any written definitive agreement for a Tripadvisor acquisition proposal, (A) Liberty TripAdvisor Board (or any committee thereof) will have the right to (x) make a change in recommendation or approve the termination of the merger agreement to enter into an alternative acquisition agreement for an acquisition proposal (provided, that solely for purposes of this paragraph, references to “fifteen percent (15%) or more” in the definition of acquisition proposal will be deemed to be references to “fifty percent (50%) or more”) with such person (or any of its affiliates) that has made such Tripadvisor acquisition proposal and (y) take such other actions as it deems necessary, appropriate or advisable in connection therewith, including approving such alternative acquisition agreement, and (B) Liberty TripAdvisor will have the right, substantially concurrently with and subject to the entry by Tripadvisor or any of its subsidiaries into any written definitive agreement in connection with such Tripadvisor acquisition proposal, to (x) terminate the merger agreement and (y) enter into with the person making such Tripadvisor acquisition proposal (or any of its affiliates) any and all alternative acquisition agreements with respect to such acquisition proposal.

Regulatory Filings; Efforts
On the terms and subject to the conditions of the merger agreement, Liberty TripAdvisor and Tripadvisor will cooperate with each other and use, and will cause their respective subsidiaries and affiliates to use, their respective reasonable best efforts to consummate and make effective the merger and the other transactions contemplated by the merger agreement as expeditiously as practicable, and in no event later than the termination date, including:
•
preparing and filing all documentation to effect all necessary notices, reports and other filings required under any antitrust laws with respect to the transactions contemplated by the merger agreement and to obtain as expeditiously as practicable all consents, registrations, approvals, permits, expirations of waiting periods and authorizations necessary or advisable to be obtained from any governmental entity in order to consummate the merger or any of the other transactions contemplated by the merger agreement; and

•
satisfying the conditions to consummating the merger.

Tripadvisor and Liberty TripAdvisor will both:
•
promptly notify the other of any filing or material or substantive communication or inquiry it or any of its affiliates or subsidiaries intends to make with any governmental entity with respect to the transactions contemplated by the merger agreement;

•
prior to submitting any such filing or submission or making any such communication or inquiry, such party will provide the other party and its counsel a reasonable opportunity to review, and will consider in good faith the comments of the other party in connection with, any such filing, submission, communication or inquiry;

•
promptly following the submission of such filing or making such communication, submission or inquiry, provide the other party with a copy of any such filing or, if in written form, communication or inquiry, or a summary of any oral communication; and

•
consult with the other party in connection with any inquiry, hearing, investigation or litigation by, or negotiations with, any governmental entity relating to the merger, including the scheduling of, and strategic planning for, any meetings with any governmental entity relating thereto.

In exercising the foregoing cooperation rights, Liberty TripAdvisor and Tripadvisor each will act reasonably and as promptly as reasonably practicable.
Indemnification and Insurance
From and after the effective time, Tripadvisor will, and will cause the surviving corporation and ParentSub LLC to the fullest extent permitted under applicable law to, indemnify, defend and hold harmless, and advance expenses to, the individuals who, at or prior to the effective time, were directors or officers of Liberty TripAdvisor or any of its subsidiaries, as applicable (the “indemnified parties”), against any and all costs (including amounts paid in settlement or compromise) or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, penalties or liabilities arising from, relating to or incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (including with respect to matters existing or occurring at or prior to the effective time (including the merger agreement and the transactions contemplated by the merger agreement)), whether asserted, arising out of or based on, in whole or in part, (i) the fact that such indemnified party is or was a director, officer, employee or agent of Liberty TripAdvisor or is or was serving at the request of Liberty TripAdvisor as a director, officer, employee or agent of another person or (ii) acts or omissions by a director, officer, employee or agent of Liberty TripAdvisor in that individual’s capacity as a director or officer of Liberty TripAdvisor, or taken at the request of Liberty TripAdvisor, in each case under clause (i) or (ii) at, or prior to the effective time (including any action relating in whole or in part to the transactions contemplated by the merger agreement or relating to the enforcement of this paragraph), in each case, whether threatened, pending or completed and whether asserted or claimed prior to, at or after the effective time, to the fullest extent that Liberty TripAdvisor would have been permitted under the laws of the State of Delaware, any applicable indemnification agreement to which such person is a party, the Liberty

TripAdvisor certificate of incorporation or Liberty TripAdvisor bylaws, as applicable, in effect on the date of the merger agreement to indemnify such person. Tripadvisor, ParentSub LLC and the surviving corporation will also advance expenses as incurred to the fullest extent permitted under applicable law; provided that the person to whom expenses are advanced will provide an undertaking to repay such advances if it is ultimately determined by final adjudication that such person is not entitled to indemnification.
Tripadvisor will, and will cause the surviving corporation and ParentSub LLC to, ensure that the organizational documents of the surviving corporation and ParentSub LLC and their respective subsidiaries, will, for a period of six (6) years from and after the effective time, contain provisions no less favorable, in the aggregate, with respect to indemnification, advancement of expenses and exculpation of present and former directors, officers, employees and agents of Liberty TripAdvisor and their subsidiaries than are presently set forth in the Liberty TripAdvisor certificate of incorporation and Liberty TripAdvisor bylaws (or equivalent organizational and governing documents of any subsidiary). Any right of indemnification of an indemnified party pursuant to the merger agreement will not be amended, repealed or otherwise modified at any time in a manner that would adversely affect the rights of such indemnified party.
Prior to the effective time, Liberty TripAdvisor will and, if Liberty TripAdvisor is unable to, Tripadvisor will cause the surviving corporation and ParentSub LLC to, obtain and fully pay for “tail” insurance policies with a claims period of at least six (6) years from and after the effective time for Liberty TripAdvisor’s current and former directors and officers who are currently covered by the directors’ and officers’ liability insurance coverage currently maintained by Liberty TripAdvisor from an insurance carrier with the same or better credit rating as Liberty TripAdvisor’s current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O insurance”) with benefits and levels of coverage at least as favorable as Liberty TripAdvisor’s existing policies, as applicable, with respect to matters existing or occurring at or prior to the effective time (including in connection with the merger agreement and the transactions or actions contemplated thereby); provided, however, that in no event will Liberty TripAdvisor or ParentSub LLC be required to expend for such policies an annual premium amount in excess of three-hundred percent (300%) of the annual premiums currently paid by Liberty TripAdvisor for such insurance.
If Liberty TripAdvisor for any reason fails to obtain such “tail” insurance policies as of the effective time, Tripadvisor will, and Tripadvisor will cause ParentSub LLC to, continue to maintain in effect for a period of at least six (6) years from and after the effective time the D&O insurance in place as of the date of the merger agreement with benefits and levels of coverage at least as favorable, in the aggregate, as provided in Liberty TripAdvisor’s existing policies as of the date of the merger agreement, or the surviving corporation will, or Tripadvisor will cause ParentSub LLC to purchase comparable D&O insurance for such six (6)-year period with benefits and levels of coverage at least as favorable as provided in Liberty TripAdvisor’s existing policies as of the date of the merger agreement; provided, however, that in no event will Tripadvisor or ParentSub LLC be required to expend for such policies, an annual premium amount in excess of three-hundred percent (300%) of the annual premium currently paid by Liberty TripAdvisor for such insurance; provided, further, that if the premium for such insurance coverage exceeds such amount, Tripadvisor will, Tripadvisor will cause ParentSub LLC to, obtain a policy with the greatest coverage available for a cost not exceeding such amount.
If Tripadvisor, the surviving corporation, ParentSub LLC or any of their respective successors or assigns (i) will consolidate with or merge into any other person and will not be the continuing or surviving entity of such consolidation or merger, (ii) will transfer or convey all or substantially all of its properties and assets to any person, or (iii) winds up or dissolves, then, and in each such case as a condition thereto, Tripadvisor or the surviving corporation (or their respective successors or assigns), as applicable, will, or Tripadvisor (or its successor or assign) will cause ParentSub LLC (or its successor or assign) to, cause such person to assume (either by operation of law or by written instrument) all of the obligations set forth in the indemnification provisions of the merger agreement.
The indemnification provisions of the merger agreement are intended to be for the benefit of, and will be enforceable by, each of the indemnified parties, their heirs and their representatives. The rights of each indemnified party will be in addition to, and not substitution for, any other rights such individual may have under the laws of the State of Delaware, any applicable indemnification agreement to which such person is a party, the Liberty TripAdvisor certificate of incorporation or Liberty TripAdvisor bylaws, and Tripadvisor acknowledges and agrees that all rights to indemnification, advancement of expenses and exculpation from liabilities now existing in favor of any indemnified party for actions or omissions occurring at or prior to the effective time will continue in full force and effect in accordance with their terms.
The obligations of Tripadvisor, the surviving corporation and ParentSub LLC under the merger agreement will not be terminated or modified in such a manner as to materially and adversely affect the rights of any indemnified party to whom the indemnification provisions of the merger agreement apply unless such termination or modification is required by applicable law or the affected indemnified party will have consented in writing to such termination or modification (such consent not to be unreasonably delayed, withheld or conditioned).
Neither Tripadvisor nor the surviving corporation will, and Tripadvisor will not permit ParentSub LLC to, settle, compromise or consent to the entry of any judgment in any threatened or actual civil, criminal, or administrative actions, suits, demands, arbitrations, litigation, mediations, claims, hearings, examinations, inquiries, notices of violation, investigations, proceedings, demand letters, settlements, or enforcement actions relating to any acts or omissions covered by the indemnification provisions of the merger agreement for which indemnification could be sought by an indemnified party under the merger agreement, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such proceeding or such indemnified party otherwise consents in writing (such consent not to be unreasonably withheld, delayed or conditioned) to such settlement, compromise or consent.
Nothing in the merger agreement is intended to, will be construed to or will release, waive or impair any rights to any directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to Liberty TripAdvisor or any of its subsidiaries, as applicable, for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in the merger agreement is not prior to or in substitution for any such claims under such policies.
Approval by Sole Stockholder of Merger Sub
Immediately following the execution of the merger agreement, Tripadvisor was required to cause ParentSub LLC to execute, in accordance with the DGCL and in its capacity as the sole stockholder of Merger Sub, a written consent adopting and approving the merger agreement and the transactions contemplated by the merger agreement, including the merger, and promptly deliver such executed written consent to Liberty TripAdvisor. Such executed written consent was delivered to Liberty TripAdvisor following the execution of the merger agreement.
Tripadvisor Loan Facility
In the event any holders of the exchangeable senior debentures put or exchange their exchangeable senior debentures prior to the consummation of the merger, Tripadvisor has agreed to make cash loans to Liberty TripAdvisor in the form of a Tripadvisor loan facility in an amount (including reasonable fees and expenses related thereto) that Liberty TripAdvisor reasonably determines is necessary to repurchase or settle its exchange obligation with respect to the applicable exchangeable senior debentures in full in cash.
The Tripadvisor loan facility shall, among other things:
•
be a term loan (which may be in the form of a delayed draw term facility);

•
accrue interest at a floating rate based on (a) one month secured overnight financing rate plus (b) 6.00% per annum, which shall be payable in kind (in lieu of payment in cash) on a quarterly basis (or such other time period as jointly agreed to by Liberty TripAdvisor and Tripadvisor);

•
mature on (a) the earlier of (1) September 18, 2025 and (2) 15 business days after the termination of the merger agreement or (b) such later date as jointly agreed to by Liberty TripAdvisor and Tripadvisor;

•
not be subject to amortization or other mandatory prepayment requirements;

•
not be prepayable without the prior written consent of Tripadvisor and must be repaid at maturity in cash;

•
not contain covenants that are more restrictive than the equivalent covenants set forth in the merger agreement;

•
not contain representations or warranties that are more burdensome than those set forth in the merger agreement;

•
be secured by substantially all of the assets of Liberty TripAdvisor and its subsidiaries that guarantee the Tripadvisor loan facility; and

•
contain customary events of defaults and rights and remedies in connection with events of default.

Tax Matters
Liberty TripAdvisor, Tripadvisor, and Merger Sub have agreed that that the combination is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code and that the merger agreement is intended to be a “plan of reorganization” within the meaning of Section 368(a) of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3. Pursuant to the merger agreement, Liberty TripAdvisor, Tripadvisor, and Merger Sub have agreed to not take any position on any U.S. federal (and, if applicable, state and local) tax return that is inconsistent with such intended tax treatment. The merger agreement provides that Liberty TripAdvisor, Tripadvisor, and Merger Sub have agreed to use reasonable best efforts to ensure such intended tax treatment is respected. For the purposes of determining whether the combination qualifies as a reorganization, Liberty TripAdvisor, Tripadvisor, and Merger Sub have acknowledged and agreed to certain conventions regarding measuring the value of shares of Tripadvisor common stock to be received by holders of shares of Liberty TripAdvisor preferred stock.
ParentSub LLC Merger
Pursuant to the merger agreement, Tripadvisor has covenanted and agreed that immediately following the effective time, Tripadvisor will cause ParentSub LLC to effectuate the ParentSub LLC merger in accordance with the applicable Delaware law, and upon the consummation of the ParentSub LLC merger, the separate corporate existence of the surviving corporation will cease and ParentSub LLC will continue as the surviving company in the ParentSub LLC merger, with all of its properties, rights, privileges, immunities, powers and franchises unaffected by the ParentSub LLC merger. At the effective time of the ParentSub LLC merger, all of the property, rights, privileges, immunities, powers and franchises of the surviving corporation will vest in ParentSub LLC, and all debts, liabilities and duties of the surviving corporation will become the debts, liabilities and duties of ParentSub LLC. The ParentSub LLC merger will have the effects specified in the certificate of merger effecting the ParentSub LLC merger and the applicable provisions of the DGCL and the Delaware Limited Liability Company Act.
Voting of Tripadvisor Common Stock
The merger agreement provides that Liberty TripAdvisor has agreed to vote Tripadvisor shares over which Liberty TripAdvisor or any of its subsidiaries have beneficial or record ownership or otherwise have the power to vote or direct the voting of as of the applicable record date, in a manner proportionally consistent with the vote of Tripadvisor shares not owned by Liberty TripAdvisor or its officers or directors other than with respect to any vote or written consent to approve a Tripadvisor acquisition proposal in connection with which Liberty TripAdvisor does not enter into a definitive alternative acquisition agreement in accordance with the terms of the merger agreement.
Other Covenants and Agreements
The merger agreement contains additional covenants and agreements relating to, among other matters:
•
the filing of the proxy statement, Schedule 13E-3 or any other SEC filing;

•
information and access;

•
the removal of Liberty TripAdvisor common stock from the OTC markets, and the deregistration of Liberty TripAdvisor common stock under the Exchange Act;

•
consultation and consent rights regarding any press releases or other public announcements with respect to the merger, the other transactions contemplated by the merger agreement and any filings with any third party or any governmental entity (including any national securities exchange) with respect thereto;

•
the allocation of expenses relating to the merger;

•
the taking of certain actions to ensure no state anti-takeover laws or similar restrictions become applicable to the merger;

•
Section 16 matters;

•
notice, cooperation and coordination relating to transaction-related litigation, if any;

•
the filing of the certificate of amendment, attached hereto as Annex B, prior to the effective time, with the Secretary of State of the State of Delaware;

•
the termination of certain of Liberty TripAdvisor’s affiliate contracts; and

•
the waiver of conflicts regarding representation.

Conditions to Consummation of the Merger
The respective obligations of Liberty TripAdvisor, Tripadvisor and Merger Sub to effect the merger are subject to the satisfaction, or to the extent permitted by applicable law, waiver at or prior to the closing, of the following conditions:
•
the requisite approval having been obtained in accordance with applicable law and the Liberty TripAdvisor certificate of incorporation and Liberty TripAdvisor bylaws;

•
the charter amendment having become effective pursuant to the filing of the certificate of amendment, attached hereto as Annex B, with the Secretary of State of the State of Delaware prior to the effective time; and

•
no law (whether temporary, preliminary or permanent) enacted, issued, promulgated, enforced or entered by any governmental entity of competent jurisdiction is in effect restraining, enjoining or otherwise prohibiting the consummation of the merger.

The obligations of Tripadvisor and Merger Sub to effect the merger are also subject to the satisfaction or, to the extent permitted by applicable law, waiver by Tripadvisor at or prior to the closing of the following conditions:
•
the representations and warranties of Liberty TripAdvisor related to organization, good standing and qualification, corporate authority, and brokers and finders must be true and correct in all material respects (without giving effect to any “materiality,” “Liberty TripAdvisor Material Adverse Effect” or similar qualification therein) as of the date of the merger agreement and the closing date (except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty must be true and correct as of such particular date);

•
certain representations and warranties of Liberty TripAdvisor related to capital structure must be true and correct (except for any de minimis inaccuracies) as of the date of the merger agreement and the closing date (except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty must be true and correct as of such particular date);

•
the representation and warranty of Liberty TripAdvisor that since January 1, 2024 and through the date of the merger agreement, there has not been any change, event, occurrence, condition, effect, circumstance or development which has had or would, individually or in the aggregate, reasonably be expected to have, a Liberty TripAdvisor Material Adverse Effect will be true and correct in all respects as of the date of the merger agreement and as of the closing date;

•
the other representations and warranties of Liberty TripAdvisor set forth in the merger agreement must be true and correct as of the date of the merger agreement and as of the closing date (except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty will be true and correct as of such particular date), except where the failure of such representations and warranties of Liberty TripAdvisor to be so true and correct (without giving effect to any “materiality,” “Liberty TripAdvisor Material Adverse Effect” or similar qualification therein), individually or in the aggregate, has not had and would not reasonably be expected to have, a Liberty TripAdvisor Material Adverse Effect;
•
Liberty TripAdvisor having performed or complied with in all material respects all obligations required to be performed and complied with by it under the merger agreement at or prior to the closing;

•
the receipt by Tripadvisor of a certificate signed on behalf of Liberty TripAdvisor by a senior executive officer of Liberty TripAdvisor certifying that each of the conditions specified above has been satisfied.

The obligations of Liberty TripAdvisor to effect the merger are also subject to satisfaction or waiver by Liberty TripAdvisor at or prior to the closing of the following conditions:
•
the representations and warranties of Tripadvisor and Merger Sub related to organization, good standing and qualification, corporate authority and approval and brokers and finders must be true and correct in all material respects as of the date of the merger agreement and the closing date (except for any representations and warranties that expressly relate to a specified date, which representation and warranty will have been so true and correct as of such particular date);

•
the representation and warranty of Tripadvisor that since January 1, 2024 and through the date of the merger agreement, there has not been any change, event, occurrence, condition, effect, circumstance or development which has had or would, individually or in the aggregate, reasonably be expected to have, a Tripadvisor Material Adverse Effect will be true and correct in all respects as of the date of the merger agreement and as of the closing date;

•
the other representations and warranties of Tripadvisor and Merger Sub set forth in the merger agreement must be true and correct as of the date of the merger agreement and the closing date (except for any representations and warranties that expressly relate to a specified date, which representation and warranty will have been true and correct in all material respects as of such particular date), except where the failures of such representations and warranties to be so true and correct (without giving effect to any “materiality,” “Tripadvisor Material Adverse Effect” or similar qualification therein), individually or in the aggregate, has not had, and would not reasonably be expected to have, a Tripadvisor Material Adverse Effect;

•
each of Tripadvisor and Merger Sub having performed or complied with in all material respects all obligations required to be performed or complied with by it under the merger agreement at or prior to the closing; and

•
the receipt by Liberty TripAdvisor of a certificate signed on behalf of Tripadvisor by an officer of Tripadvisor certifying that each of the conditions specified above has been satisfied.

Termination of the Merger Agreement
The merger agreement may be terminated, and the merger may be abandoned at any time prior to the effective time by the mutual written consent of Tripadvisor and Liberty TripAdvisor.
In addition, the merger agreement may be terminated, and the merger may be abandoned at any time prior to the effective time by either Tripadvisor or Liberty TripAdvisor:
•
subject to the parties’ specific enforcement right, pursuant to the drop dead date termination right;

•
pursuant to the vote down termination right; or

•
if any law permanently restraining, enjoining or otherwise prohibiting the consummation of the merger has become final and non-appealable; provided that the right to terminate is not available to any party that has breached in any material respect its obligations under the merger agreement in any manner that will have proximately contributed to the failure of the merger to be consummated.

The merger agreement also provides that Liberty TripAdvisor may terminate the merger agreement:
•
pursuant to the Tripadvisor breach termination right;

•
pursuant to the alternative acquisition termination right; or

•
pursuant to the Tripadvisor acquisition proposal termination right.

The merger agreement also provides that Tripadvisor may terminate the merger agreement:
•
pursuant to the Liberty TripAdvisor breach termination right; or

•
pursuant to the change in recommendation termination right.

Effect of Termination
If the merger agreement is terminated as described above, the merger agreement will become void and of no effect with no liability on the part of any party, except that no termination will relieve any party (or any former, current or future general or limited partner, stockholder, controlling person, manager, member, director, officer, employee, affiliate, representative, agent or any of their respective assignees or successors or any former, current or future general or limited partner, stockholder, controlling person, manager, member director, officer, employee, affiliate, representative, agent, assignee or successor of any of the foregoing) from any liability (i) for damages resulting from willful breach prior to termination and (ii) relating to any obligation to pay, if applicable, termination fees payable pursuant to the merger agreement.
Under the merger agreement, willful breach means (a) a breach by a party of any of its obligations under the merger agreement that is a consequence of an act or omission knowingly undertaken or omitted by the breaching party with the intent of causing a breach of the merger agreement or (b) subject to the satisfaction or waiver (by the party for whom such condition may be waived) of the conditions to the closing (other than those conditions that by their terms are to be satisfied at the closing, provided that those conditions would have been satisfied if the closing were to occur on such date), the willful or intentional failure of the breaching party to promptly consummate the merger and the other transactions contemplated by the merger agreement to be consummated at the closing in accordance with the merger agreement.
Termination Fee
The merger agreement provides that Liberty TripAdvisor will pay to Tripadvisor a termination fee of $16,310,000 if the merger agreement is terminated under the following circumstances:
•
prior to obtaining the requisite approval, Tripadvisor terminates the merger agreement pursuant to the change in recommendation termination right;

•
prior to obtaining the requisite approval, Liberty TripAdvisor terminates the merger agreement in order to enter into an alternative acquisition agreement pursuant to the alternative acquisition termination right; or

•
(i) either party terminates the merger agreement pursuant to the drop dead date termination right or the vote down termination right, or Tripadvisor terminates the merger agreement pursuant to the Liberty TripAdvisor breach termination right, (ii) prior to such termination, a bona fide acquisition proposal is publicly announced or publicly made to Liberty TripAdvisor, Liberty TripAdvisor Board (or any committee thereof) or Liberty TripAdvisor’s stockholders generally and not withdrawn and (iii) within 12 months of such termination, Liberty TripAdvisor (1) consummates any acquisition proposal or (2) enters into an acquisition proposal that is subsequently consummated, provided that, for purposes of clauses (i), (ii) and (iii), references to “fifteen percent (15%) or more” in the definition of acquisition proposal will be deemed to be references to “fifty percent (50%) or more.”

Liberty TripAdvisor may terminate the merger agreement pursuant to the Tripadvisor acquisition proposal termination right without payment of a termination fee.
Amendment and Waiver
Subject to the provisions of applicable law, at any time prior to the effective time, the merger agreement, and any schedule thereto, may be amended, modified or supplemented in writing by the parties to the merger agreement, by action of the boards of directors of the respective parties except for certain provisions that expressly require consent of any other person. However, after obtaining the requisite approval, there may be no amendment, modification or supplement of the merger agreement which by applicable law would require further approval by Liberty TripAdvisor’s stockholders without such approval having first been obtained.
Any provision of the merger agreement may be waived prior to the effective time if, and only if, such waiver is in writing and signed by the party against whom the waiver is to be effective. However, after obtaining the requisite approval, there may be no waiver or extension which by applicable law would require further approval by Liberty TripAdvisor’s stockholders without such approval having first been obtained.
Governing Law; Jurisdiction
The merger agreement will be interpreted, construed and governed by and in accordance with the laws of the State of Delaware, without regard to any conflict or choice of law principles that would cause the application of the laws of any jurisdiction other than the State of Delaware.
Any action, suit, arbitration or proceeding by or before any governmental entity seeking to enforce any provision of, or based on any matter arising out of or in connection with, the merger agreement or any transactions contemplated by the merger agreement will be brought exclusively in the Court of Chancery of the State of Delaware, or, if that court does not have subject matter jurisdiction, any state or federal courts located in the State of Delaware and any appellate court therefrom. The parties have agreed to submit themselves to the personal jurisdiction of the Court of Chancery of the State of Delaware, or, if that court does not have subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom.
Waiver of Jury Trial
The parties have agreed to waive all rights to trial by jury in respect of any action directly or indirectly arising out of, under or in connection with or relating to the merger agreement or the transactions contemplated by the merger agreement.
Specific Performance
The parties have agreed that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the obligations, undertakings, covenants or agreements of the merger agreement were not performed in accordance with their specific terms or were otherwise breached and that monetary damages, even if available, would not be an adequate remedy for any such breach. Accordingly, Liberty TripAdvisor and Tripadvisor have agreed that they will be entitled to an injunction or injunctions to prevent breaches or threatened breaches of the merger agreement by the other party, and to enforce specifically the terms and provisions of the merger agreement by a decree of specific performance, without the necessity of proving actual harm or damages or posting a bond or other security therefor, in addition to any other remedy to which they are entitled at law or in equity.
Fees and Expenses
Except in specified circumstances, whether or not the merger is completed, all costs and expenses incurred in connection with the merger agreement, the merger and the other transactions contemplated by the merger agreement will be paid by the party incurring such fees and expenses.

OTHER AGREEMENTS RELATED TO THE MERGER
Maffei Voting Agreement
This section describes the material terms of the Maffei voting agreement. The descriptions of the Maffei voting agreement in this section and elsewhere in this proxy statement are qualified in their entirety by reference to the complete text of the Maffei voting agreement, a copy of which is attached as Annex E and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Maffei voting agreement that is important to you. You are encouraged to carefully read the entire Maffei voting agreement.
In connection with the transactions contemplated by the merger agreement, Mr. Maffei entered into the voting agreement with Liberty TripAdvisor and Tripadvisor on December 18, 2024. Pursuant to the Maffei voting agreement, Mr. Maffei has agreed to vote or cause to be voted his shares of Liberty TripAdvisor common stock, representing approximately [   ]% of the total voting power of the issued and outstanding shares of Liberty TripAdvisor common stock in the aggregate as of the record date as follows:
•
in favor of the merger proposal;

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in favor of the charter amendment proposal;

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in favor of adjournment proposal;

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against any action or proposal in favor of any acquisition proposal, without regard to the terms of such acquisition proposal; and

•
against any action, proposal, transaction, agreement or amendment of the Liberty TripAdvisor certificate of incorporation or Liberty TripAdvisor bylaws, in each case, for which Mr. Maffei has received prior notice from either Tripadvisor or Liberty TripAdvisor that it reasonably expects that such action, proposal, transaction, agreement or amendment would (i) result in a breach of any covenant, representation or warranty or any other obligation or agreement of Liberty TripAdvisor contained in the merger agreement or of Mr. Maffei contained in the Maffei voting agreement or (ii) prevent, impede, interfere with, delay, postpone or adversely affect the consummation of the transactions contemplated by the merger agreement, including the merger.

However, if the Liberty Tripadvisor Board (or a duly authorized committee thereof) changes its recommendation (as described in “Merger Agreement—Liberty TripAdvisor Change in Recommendation”) and Tripadvisor elects not to terminate the merger agreement prior to the special meeting, the number of shares held by Mr. Maffei subject to the foregoing voting requirements will be limited to the number of shares of Liberty TripAdvisor common stock representing 33.37% of the total voting power of the shares of Liberty TripAdvisor common stock, with any shares in excess of such amount to be voted on such matters in the same proportion as voted by the stockholders of Liberty TripAdvisor other than Mr. Maffei.
Subject to certain conditions, Mr. Maffei has granted the Chief Legal Officer of Liberty TripAdvisor an irrevocable proxy to vote his shares of Liberty TripAdvisor common stock in accordance with the Maffei voting agreement. Mr. Maffei has also agreed not to (a) convert his shares of Liberty TripAdvisor Series B common stock into Liberty TripAdvisor Series A common stock or (b) transfer his shares of Liberty TripAdvisor common stock prior to the effective time, in each case subject to certain exceptions.
Mr. Maffei has also agreed to waive, and not to exercise or assert, if applicable pursuant to the merger agreement, any appraisal rights under Section 262 of the DGCL in connection with the merger.
The Maffei voting agreement applies to Mr. Maffei in his capacity as a stockholder of Liberty TripAdvisor and does not limit or affect any actions taken by Mr. Maffei in his capacity of director or officer of Tripadvisor, Liberty TripAdvisor or their subsidiaries. The voting and support obligations of Mr. Maffei under the Maffei voting agreement will terminate upon the earliest to occur of: (1) the termination of the merger agreement in accordance with its terms; (2) the effective time; (3) the written agreement of Tripadvisor, Liberty TripAdvisor and Mr. Maffei; and (4) the date of any material modification, waiver or amendment of the merger agreement that adversely affects the value of the consideration payable to Mr. Maffei or causes such consideration to include any property other than cash, or adds new conditions or modifies any existing conditions to the consummation of the merger that materially adversely affects Mr. Maffei or the merger, without the prior written consent of Mr. Maffei.
Under the Maffei voting agreement, each of Liberty TripAdvisor and, effective from and following the effective time, Tripadvisor and ParentSub LLC, jointly and severally, will indemnify Mr. Maffei for certain losses incurred in connection with or arising out of (i) the Maffei voting agreement or the performance of Mr. Maffei’s obligations thereunder and any claim relating to the merger agreement and the transactions contemplated thereby or (ii) any claim brought by or on behalf of any stockholder of Liberty TripAdvisor (and any resolution thereof) relating to the merger or any of the other transactions contemplated by the merger agreement that is brought against Liberty TripAdvisor and/or any of its directors and/or officers (in their capacities as such), in each case, including, subject to certain conditions, reasonable fees and expenses of Mr. Maffei incurred in the defense of any claim brought by a third party relating thereto. Under the Maffei voting agreement, Liberty TripAdvisor has also agreed to pay the reasonable out-of-pocket costs and expenses incurred by Mr. Maffei in connection with the preparation, negotiation, execution and delivery of the Maffei voting agreement, the other transaction documents or the transactions contemplated thereby, up to $200,000 (with such fee cap to exclude any filing fees payable under the HSR Act).
Certares Voting Agreement
This section describes the material terms of the Certares voting agreement. The descriptions of the Certares voting agreement in this section and elsewhere in this proxy statement are qualified in their entirety by reference to the complete text of the Certares voting agreement, a copy of which is attached as Annex F and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Certares voting agreement that is important to you. You are encouraged to carefully read the entire Certares voting agreement.
In connection with the transactions contemplated by the merger agreement, Certares entered into the voting agreement with Liberty TripAdvisor and Tripadvisor on December 18, 2024. Pursuant to the Certares voting agreement, Certares has agreed to vote or cause to be voted, or to provide its written consent to in respect of, its shares of Liberty TripAdvisor preferred stock, representing all of the shares of Liberty TripAdvisor preferred stock issued and outstanding as follows:
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in favor of the charter amendment proposal;

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in favor of the adjournment proposal; and

•
against any action, proposal, transaction, agreement or amendment of the Liberty TripAdvisor certificate of incorporation, in each case, for which Certares has received prior notice from either Tripadvisor or Liberty TripAdvisor that it reasonably expects that such action, proposal, transaction, agreement or amendment would (i) result in a breach of any covenant, representation or warranty or any other obligation or agreement of Liberty TripAdvisor contained in the merger agreement or of Certares contained in the Certares voting agreement or (ii) prevent, impede, interfere with, delay, postpone or adversely affect the consummation of the transactions contemplated by the merger agreement, including the merger.

Subject to certain conditions, Certares has granted the Chief Legal Officer of Liberty TripAdvisor an irrevocable proxy to vote all of its shares of Liberty TripAdvisor preferred stock in accordance with the Certares voting agreement. Certares has also agreed not to transfer its shares of Liberty TripAdvisor preferred stock prior to the effective time, subject to certain exceptions.
Certares has also agreed to waive, and not to exercise or assert, if applicable pursuant to the merger agreement, any appraisal rights under Section 262 of the DGCL in connection with the merger.
The voting and support obligations of Certares under the Certares voting agreement will terminate upon the earliest to occur of: (1) the termination of the merger agreement in accordance with its terms; (2) the effective time; and (3) the written agreement of Tripadvisor, Liberty TripAdvisor and Certares.
Certares Side Letter
This section describes the material terms of the Certares side letter. The descriptions of the Certares side letter in this section and elsewhere in this proxy statement are qualified in their entirety by reference to the complete text of the Certares side letter, a copy of which is attached as Annex G and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Certares side letter that is important to you. You are encouraged to carefully read the entire Certares side letter.
In connection with the transactions contemplated by the merger agreement and the Tripadvisor loan facility, Certares entered into a letter agreement with Liberty TripAdvisor and Tripadvisor on December 18, 2024. Pursuant to the Certares side letter, Certares has waived the following:
(i)
the mandatory redemption date under the certificate of designations and certain other rights and requirements under the certificate of designations requiring Liberty TripAdvisor to redeem, repurchase or otherwise acquire any of the shares of Liberty TripAdvisor preferred stock;

(ii)
certain notice, consent, approval, consultation or other rights that Certares holds or may hold pursuant to the certificate of designations, the registration rights agreement and the investment agreement (except with respect to Certares’ consent or affirmative vote with respect to the charter amendment) with respect to the merger agreement and the transactions contemplated thereby, including the merger and the Tripadvisor loan facility.

In addition, under the Certares side letter, Certares provides certain releases of claims that arise from or relate to the foregoing waivers in favor of Liberty TripAdvisor. The Certares side letter also provides that each of the registration rights agreement and the investment agreement will terminate effective as of the effective time.
The Certares side letter will automatically terminate upon the earlier to occur of: (1) the termination of the merger agreement in accordance with its terms and (2) the written agreement of Tripadvisor, Liberty TripAdvisor and Certares. If the Certares side letter is terminated, the waivers summarized above will automatically terminate except as such waivers relate to the period during which the Certares side letter was in effect.
Liberty Media Letter Agreement
This section describes the material terms of the Liberty Media letter agreement. The descriptions of the Liberty Media letter agreement in this section and elsewhere in this proxy statement are qualified in their entirety by reference to the complete text of the Liberty Media letter agreement, a copy of which is attached as Annex H and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Liberty Media letter agreement that is important to you. You are encouraged to carefully read the entire Liberty Media letter agreement.
Pursuant to the Services Agreement, dated as of August 27, 2014, as amended by the First Amendment to Services Agreement, dated as of December 13, 2019, by and between Liberty Media and Liberty TripAdvisor (the “services agreement”), Liberty Media provides Liberty TripAdvisor with general and administrative services including legal, tax, accounting, treasury and investor relations support. Pursuant to the Facilities Sharing Agreement, dated as of August 27, 2014, by and among Liberty Media, Liberty TripAdvisor and Liberty Property Holdings, Inc. (the “facilities sharing agreement”), Liberty TripAdvisor shares office space with Liberty Media and related amenities at its corporate headquarters. Liberty TripAdvisor also entered into certain aircraft time sharing agreements with Liberty Media and/or certain subsidiaries of Liberty Media (the “aircraft time sharing agreements”), pursuant to which Liberty TripAdvisor leases certain aircrafts from Liberty Media or its subsidiary from time to time.
On December 18, 2024 and simultaneously with the entry into the merger agreement, Tripadvisor, Liberty TripAdvisor, Liberty Media and certain subsidiaries of Liberty Media entered into the Liberty Media letter agreement which, among other things, (i) will result in the termination of the services agreement and the facilities sharing agreement, in each case, effective upon the effective time and (ii) resulted in the termination of the aircraft time sharing agreements effective upon December 18, 2024.

PROVISIONS FOR UNAFFILIATED COMPANY STOCKHOLDERS
No provision has been made (i) to grant Liberty TripAdvisor’s unaffiliated security holders access to the corporate files of Liberty TripAdvisor, any other party to the merger or any of their respective affiliates, or (ii) to obtain counsel or appraisal services at the expense of Liberty TripAdvisor or any other such party or affiliate.

IMPORTANT INFORMATION REGARDING LIBERTY TRIPADVISOR
Company Background
Liberty TripAdvisor consists of its subsidiary Tripadvisor, the world’s largest travel platform. As of September 30, 2024, Liberty TripAdvisor held an approximate 21.0% economic interest and 56.8% voting interest in Tripadvisor. Liberty TripAdvisor has several obligations due within twelve months that cause substantial doubt about its ability to continue as a going concern within one year after the date the financial statements as of September 30, 2024 and for the nine months ended September 30, 2024, which are incorporated by reference into this proxy statement, were issued.
Liberty TripAdvisor was formed in 2013 as a Delaware corporation. Liberty TripAdvisor was a subsidiary of Liberty Interactive Corporation (subsequently renamed Qurate Retail, Inc. (“Qurate Retail”)) until the completion of its spin-off from Qurate Retail on August 27, 2014 (“Spin-Off”). Following the Spin-Off, Qurate Retail and Liberty TripAdvisor operate as separate, publicly traded companies, and neither has any stock ownership, beneficial or otherwise, in the other. In connection with the Spin-Off, Liberty TripAdvisor entered into certain agreements, including the services agreement, the facilities sharing agreement and the tax sharing agreement, with Qurate Retail and/or Liberty Media (or certain of their subsidiaries) in order to govern certain of the ongoing relationships between the companies after the Spin-Off and to provide for an orderly transition. Liberty TripAdvisor also entered into certain aircraft time sharing agreements with Liberty Media and/or certain subsidiaries of Liberty Media, pursuant to which Liberty TripAdvisor leases certain aircrafts from Liberty Media or its subsidiary from time to time.
Simultaneously with the entry into the merger agreement, Tripadvisor, Liberty TripAdvisor, Liberty Media and certain subsidiaries of Liberty Media entered into the Liberty Media letter agreement which, among other things, (i) will result in the termination of the services agreement and the facilities sharing agreement, in each case, effective upon the effective time and (ii) terminated the aircraft time sharing agreements effective upon December 18, 2024 (each as defined in “Other Agreements Related to the Merger—Liberty Media Letter Agreement”).
On March 15, 2020, Liberty TripAdvisor and Gregory B. Maffei entered into the investment agreement with Certares Holdings LLC, Certares Holdings (Blockable) LLC and Certares Holdings (Optional) LLC with respect to an investment in the newly created Liberty TripAdvisor preferred stock which was later assigned to Certares. Pursuant to the assigned investment agreement, on March 26, 2020, Liberty TripAdvisor issued 325,000 shares of Liberty TripAdvisor preferred stock to Certares for a purchase price of $1,000 per share. On March 29, 2021 and April 6, 2021, Liberty TripAdvisor repurchased a portion of the Liberty TripAdvisor preferred stock. As of the consent record date, Certares is the holder of all Liberty TripAdvisor preferred stock.
Directors and Executive Officers
The Liberty TripAdvisor Board currently consists of seven members. The persons listed below are the directors and executive officers of Liberty TripAdvisor as of the date of this proxy statement. During the past five years, neither Liberty TripAdvisor, nor any of the directors or executive officers listed in this section has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, neither Liberty TripAdvisor, nor any of the directors or executive officers listed in this section has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise indicated, the current business address of each person listed is 12300 Liberty Blvd., Englewood, CO 80112 and the business telephone number of Liberty TripAdvisor and each person is (720) 875-5700.

Name	Country of Citizenship	Positions
Gregory B. Maffei Age: 64	United States	Mr. Maffei has been a director of Liberty TripAdvisor since June 2013 and has served as the Chairman of the Liberty TripAdvisor Board since June 2015. He has also served as the Chairman of the Tripadvisor Board since February 2013.

Mr. Maffei served as President and Chief Executive Officer of Liberty Media (including its predecessors) from May 2007 to December 2024; President and Chief Executive Officer of Atlanta Braves Holdings, Inc. (“ABHI”) from December 2022 to August 2024; President and Chief Executive Officer of Liberty Broadband from June 2014 to December 2024; President and Chief Executive Officer of Liberty Media Acquisition Corporation (“LMAC”) from November 2020 to December 2022; President and Chief Executive Officer of GCI Liberty, Inc. (“GCI Liberty”) from March 2018 until its combination with Liberty Broadband in December 2020; and the President and Chief Executive Officer of Qurate Retail (including its predecessor) from February 2006 until March 2018. He also served as Qurate Retail’s CEO-elect from November 2005 through February 2006. Prior thereto, Mr. Maffei served as President and Chief Financial Officer of Oracle Corporation, as Chairman, Chief Executive Officer and President of 360networks Corporation and as Chief Financial Officer of Microsoft Corporation.
Mr. Maffei has served as: the Chairman of the Board of Qurate Retail since March 2018 and as a director of Qurate Retail (including its predecessor) since November 2005; the Chairman of the Board of Live Nation since March 2013 and a director since February 2011; a director of Charter Communications, Inc. since May 2013; and a director of Zillow Group, Inc. since February 2015, having previously served as a director of its predecessor, Zillow Inc., from May 2005 to February 2015. Mr. Maffei also served on the board of directors of ABHI, GCI Liberty, Liberty Broadband, Liberty Media and LMAC during the past five years.

Christy Haubegger Age: 56	United States
Ms. Haubegger has been a director of Liberty TripAdvisor since May 2021.
Ms. Haubegger previously served as Executive Vice President, Communications and Chief Inclusion Officer at Warner Media, LLC from 2019 to 2022. Prior to that role she led multicultural business strategy and was a leading agent for Creative Artists Agency (“CAA”), providing insights on diverse markets to CAA’s motion picture, music, marketing and television clients. She has served as a director of Hudson Pacific Properties, Inc. since March 2019 and serves on the Board of Management Leadership for Tomorrow, a non-profit organization that works to increase the number of minority business leaders.

Michael J. Malone Age: 80	United States
Mr. Malone has been a director of Liberty TripAdvisor since August 2014.
Mr. Malone currently serves as Chief Executive Officer and principal of Hunters Capital, LLC, a Northwest Real Estate Development and Management Company. He is the retired

Name	Country of Citizenship	Positions
Chairman and Chief Executive Officer of DMX Music, Inc. (formerly AEI Music, Inc.) (“DMX”), a multinational music programming and distribution company that he founded in 1971 and which was sold to Liberty Interactive Corporation (“Liberty Interactive”) in May 2001, following which he served as Chairman of Maxide Acquisition, Inc., a subsidiary of Liberty Interactive and the holding company for DMX, from May 2001 to February 2005.
Chris Mueller Age: 66	United States
Mr. Mueller has been a director of Liberty TripAdvisor since August 2014.
Mr. Mueller currently serves as the Managing Partner of Post Closing 360 LLC, a private investment company, since January 2012. He previously served as Chief Financial Officer and Vice Chairman of 360networks Inc. from February 2005 to January 2012, and has held various senior management positions with 360networks Inc. since April 2000.

Larry E. Romrell Age: 85	United States
Mr. Romrell has been a director of Liberty TripAdvisor since August 2014.
Mr. Romrell has held numerous executive positions with Tele-Communications, Inc. from 1991 to 1999. Previously, Mr. Romrell held various executive positions with Westmarc Communications, Inc. Mr. Romrell has served as a director of Liberty Interactive since December 2011, having previously served as a director from March 1999 to September 2011. He has served as a director of Liberty Media since September 2011 and Qurate Retail since December 2011, having previously served as a director of Qurate Retail from March 1999 to September 2011. Mr. Romrell has served as a director of Liberty Global plc since June 2013, having previously served as a director of Liberty Global, Inc. from June 2005 to June 2013 and as a director of Liberty Media International, Inc. (“LMI”) from May 2004 to June 2005.

Albert E. Rosenthaler Age: 65	United States
Mr. Rosenthaler has been a director of Liberty TripAdvisor since August 2014. He has been a director of Tripadvisor since February 2016.
Mr. Rosenthaler has served as Senior Advisor to Liberty Media since January 2024. Mr. Rosenthaler previously served as the Chief Corporate Development Officer of Liberty TripAdvisor, Liberty Media, Qurate Retail and Liberty Broadband from October 2016 to December 2023; Chief Corporate Development Officer of ABHI from December 2022 to December 2023; Chief Corporate Development Officers of LMAC from November 2020 to December 2022; Chief Corporate Development Officer of GCI Liberty from March 2018 to December 2020; and Chief Corporate Development Officer of Liberty Expedia Holdings, Inc. from October 2016 to July 2019. Mr. Rosenthaler has been with these companies and their predecessors since April 2002.

J. David Wargo Age: 71	United States	Mr. Wargo has been a director of Liberty TripAdvisor since August 2014. Mr. Wargo is the founder and president of Wargo & Company, Inc., a private company specializing in investing in the

Name	Country of Citizenship	Positions

communications industry since 1993. Mr. Wargo is a co-founder and was a member of New Mountain Capital, LLC from 2000 to 2008. Prior to starting Wargo & Company, Inc., he was a managing director and senior analyst of The Putnam Companies from 1989 to 1992, senior vice president and a partner in Marble Arch Partners from 1985 to 1989 and senior analyst, assistant director of research and a partner in State Street Research and Management Company from 1978 to 1985.
Mr. Wargo has served as a director of Liberty Broadband since March 2015. He has also served as a director of Liberty Global plc since June 2013, having previously served as a director of Liberty Global, Inc. from June 2005 to June 2013 and as a director of LMI from May 2004 to June 2005. He has served as a director of Strayer Education, Inc. since March 2001 and the Vobile Group Limited since January 2018. He served as a director of Discovery Communications, Inc. from September 2008 until April 2022, after having served as a director of Discovery Holding Company from May 2005 to September 2008.

Brian J. Wendling Age: 52	United States
Mr. Wendling has served as Liberty TripAdvisor’s Senior Vice President & Chief Financial Officer since January 2016.
Mr. Wendling also serves as Chief Accounting Officer and Principal Financial Officer of Liberty Media, Qurate Retail and Liberty Broadband since July 2019 and January 2020, respectively. Mr. Wendling has held various positions with these companies and their predecessors since 1999. Mr. Wendling also previously served as Chief Accounting Officer and Principal Financial Officer of ABHI from December 2022 to August 2024, LMAC from November 2020 to December 2022 and GCI Liberty from July 2019 and January 2020, respectively, to December 2020.
Mr. Wendling serves on the board of Comscore, Inc. and Clothes to Kids of Colorado.

Renee L. Wilm Age: 50	United States
Ms. Wilm has served as Liberty TripAdvisor’s Chief Legal Officer & Chief Administrative Officer since September 2019 and January 2021, respectively.
Ms. Wilm has also served as Chief Legal Officer and Chief Administrative Officer of Liberty Media, Qurate Retail and Liberty Broadband since September 2019 and January 2021, respectively. Ms. Wilm has also served as Chief Executive Officer of Las Vegas Grand Prix, Inc., a wholly owned subsidiary of Liberty Media and Formula 1, since January 2022.
Prior to September 2019, Ms. Wilm was a Senior Partner with the law firm Baker Botts L.L.P., where she represented Liberty TripAdvisor, Liberty Media, Qurate Retail, Liberty Broadband and GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance. At Baker Botts, Ms. Wilm was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office. Ms. Wilm also served as Chief Legal Officer and Chief Administrative Officer of ABHI

Name	Country of Citizenship	Positions
from December 2022 to August 2024 and LMAC from November 2020 to December 2022 and January 2021 to December 2022, respectively, a director of LMAC from January 2021 to December 2022 and the Chief Legal Officer of GCI Liberty from September 2019 to December 2020.
Security Ownership of Certain Beneficial Owners
The following table sets forth information concerning shares of Liberty TripAdvisor common stock beneficially owned by each person or entity known by Liberty TripAdvisor to own more than five percent of the outstanding shares of any series of Liberty TripAdvisor’s voting stock. Beneficial ownership of Liberty TripAdvisor common stock is set forth below only to the extent known by Liberty TripAdvisor or ascertainable from public filings.
Unless otherwise indicated, the security ownership information with respect to Liberty TripAdvisor common stock is given as of December 31, 2024 and, in the case of percentage ownership information, is based upon (1) 73,084,484 shares of Liberty TripAdvisor Series A common stock (“LTRPA”) and (2) 4,815,438 shares of Liberty TripAdvisor Series B common stock (“LTRPB”), in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all LTRPA and LTRPB shares.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
Gregory B. Maffei c/o Liberty TripAdvisor Holdings, Inc. 12300 Liberty Blvd. Englewood, CO 80112	LTRPA	—	—	41.4
	LTRPB	5,270,440(1)	97.3
Crimson Asset Management Ltd. 2700-161 Bay Street, Toronto, ON M5J 2S1	LTRPA	15,771,077(2)	21.6	13.0
	LTRPB	—	—
Hilary L. Shane Revocable Trust 78 Lighthouse Drive, Jupiter, FL 33469	LTRPA	8,113,239(3)	11.1	6.7
	LTRPB	—	—
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	LTRPA	4,337,240(4)	5.9	3.6
	LTRPB	—	—
Wittenberg Investment Management, Inc. 650 Concord Street, Suite 203, Carlisle, MA 01741	LTRPA	3,934,990(5)	5.4	3.2
	LTRPB	—	—

(1)
Information with respect to shares of Liberty TripAdvisor common stock beneficially owned by Mr. Maffei, the non-employee President and Chief Executive Officer of Liberty TripAdvisor and the Chairman of the Liberty TripAdvisor Board, is given as of December 31, 2024, and is set forth in “—Security Ownership of Management” below.

(2)
Based on Schedule 13D, filed November 29, 2024 by Crimson Asset Management Ltd. (“Crimson”), which states that, with respect to LTRPA, Crimson has sole voting and sole dispositive power over 15,771,077 shares.

(3)
Based on Amendment No. 1 to Schedule 13G, filed January 16, 2025 jointly by Hilary L. Shane Revocable Trust and Hilary Shane, which states that, with respect to LTRPA, Hilary L. Shane Revocable Trust and Hilary Shane have shared voting and shared dispositive power over 8,113,239 shares.

(4)
Based on Schedule 13G, filed February 9, 2023 by The Vanguard Group (“Vanguard”), which states that, with respect to LTRPA, Vanguard has sole dispositive power over 4,311,815 shares and shared dispositive power over 25,425 shares.

(5)
Based on Schedule 13G, filed February 13, 2024 by Wittenberg Investment Management, Inc.

(“Wittenberg”), which states that, with respect to LTRPA, Wittenberg has sole voting and sole dispositive power over 3,924,990 shares and shared voting power over 10,000 shares.
Security Ownership of Management
The following table sets forth information with respect to the ownership by each of Liberty TripAdvisor’s directors and named executive officers and by all of Liberty TripAdvisor’s directors and executive officers as a group of shares of (1) LTRPA, LTRPB and Liberty TripAdvisor preferred stock (“LTRPP”) and (2) Tripadvisor common stock (“TRIP”). None of Liberty TripAdvisor’s directors or named executive officers own shares of Tripadvisor’s Class B Common Stock, par value $0.001 per share (“Tripadvisor Class B”). Unless otherwise indicated, the security ownership information with respect to Liberty TripAdvisor capital stock and Tripadvisor is given as of December 31, 2024 and, in the case of percentage ownership information, is based upon 73,084,484 LTRPA shares, 4,815,438 LTRPB shares, 187,414 LTRPP shares, 140,194,785 TRIP shares and 12,799,999 Tripadvisor Class B shares, in each case, outstanding on that date. The percentage voting power for Liberty TripAdvisor is presented on an aggregate basis for all LTRPA and LTRPB shares. No directors or executive officers of Liberty TripAdvisor own shares of LTRPP. The percentage voting power for TRIP is presented on an aggregate basis for all series of TRIP common stock.
Shares of capital stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after December 31, 2024 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of LTRPB, though convertible on a one-for-one basis into shares of LTRPA, are reported as beneficial ownership of LTRPB only, and not as beneficial ownership of LTRPA. So far as is known to Liberty TripAdvisor, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Gregory B. Maffei Chairman of the Board, President and Chief Executive Officer	LTRPA	—	—	41.4
	LTRPB	5,270(1)	97.3
	LTRPP	—	—
	TRIP	122(2)	*	*
Christy Haubegger Director	LTRPA	100(1)	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	—	—	—
Michael J. Malone Director	LTRPA	201(1)	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	—	—	—
Chris Mueller Director	LTRPA	157(1)	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	—	—	—

Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Larry E. Romrell Director	LTRPA	161(1)	*	*
	LTRPB	**	*
	LTRPP	—	—
	TRIP	—	—	—
Albert E. Rosenthaler Director	LTRPA	141(1)	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	65	*	*
J. David Wargo Director	LTRPA	226(1)(3)	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	—	—	—
Brian J. Wendling Senior Vice President and Chief Financial Officer	LTRPA	52(1)	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	—	—	—
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	LTRPA	98(1)	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	—	—	—
All current directors and executive officers as a group (9 persons)	LTRPA	1,137(1)(3)	1.5	42.1
	LTRPB	5,270(1)	97.3
	LTRPP	—	—
	TRIP	188(2)	*	*

*
Less than one percent

**
Less than 1,000 shares

(1)
Includes beneficial ownership of LTRPA and LTRPB shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after December 31, 2024.

	LTRPA	LTRPB
Gregory B. Maffei	—	599,222
Christy Haubegger	25,776	—
Michael J. Malone	63,114	—
Chris Mueller	—	—
Larry E. Romrell	80,820	—
Albert E. Rosenthaler	89,404	—
J. David Wargo	141,952	—
Brian J. Wendling	49,491	—
Renee L. Wilm	68,489	—
Total	519,046	599,222

(2)
Includes 1,938 TRIP shares held by the Maffei Foundation. Mr. Maffei and his wife, as the two directors of the Maffei Foundation, have shared voting and investment power with respect to any shares held by the Maffei Foundation. Mr. Maffei disclaims beneficial ownership of these shares held by The Maffei Foundation.
(3)
Includes 390 LTRPA shares held by Mr. Wargo’s spouse as to which Mr. Wargo has disclaimed beneficial ownership.

Transactions in Liberty TripAdvisor Capital Stock
Other than as discussed below and except as set forth in the merger agreement and agreements entered into in connection therewith, including the voting agreements (as discussed in the sections of this proxy statement captioned “Other Agreements Related to the Merger”), activity related to Liberty TripAdvisor’s compensation incentive awards agreements (as discussed in the sections of this proxy statement captioned “Merger Agreement—Treatment of Liberty TripAdvisor Incentive Awards”), (1) each of Liberty TripAdvisor, its directors and executive officers, Tripadvisor, ParentSub LLC, Merger Sub and their respective affiliates have not conducted any transactions with respect to shares of Liberty TripAdvisor capital stock during the past 60 days, and (2) none of Liberty TripAdvisor, TripAdvisor, ParentSub LLC, Merger Sub or their respective affiliates have purchased shares of Liberty TripAdvisor capital stock during the past two years.
Transactions by Liberty TripAdvisor’s Directors and Executive Officers During the Last 60 Days
The following transaction by Liberty TripAdvisor’s directors and executive officers within the last 60 days was reported on Statements of Changes of Beneficial Ownership on Form 4 filed with the SEC:
On December 7, 2024, Mr. Maffei converted 1,000,000 restricted stock units into 1,000,000 shares of Liberty TripAdvisor Series B common stock and disposed of 417,094 shares of Liberty TripAdvisor Series B common stock at a price of $0.43 per share as payment of the tax liability incident to the conversion.
Prior Public Offerings
During the past three years, none of Liberty TripAdvisor, Tripadvisor, ParentSub LLC, Merger Sub or any of their respective affiliates have made any underwritten public offering of shares of Liberty TripAdvisor capital stock for cash that was registered under the Securities Act or exempt from registration under Regulation A promulgated thereunder.
Transactions by Liberty TripAdvisor and Tripadvisor, ParentSub LLC or Merger Sub
The transactions summarized below include (i) agreements regarding Liberty TripAdvisor securities between Liberty TripAdvisor and Tripadvisor, ParentSub LLC or Merger Sub and (ii) transactions in the last two years between Liberty TripAdvisor and Tripadvisor, ParentSub LLC or Merger Sub.
•
Exchangeable senior debentures.   See the section entitled “Merger Agreement—Treatment of Exchangeable Senior Debentures.”

•
Reincorporation.   In April 2023, each of Liberty TripAdvisor and Tripadvisor contemplated changing their states of incorporation from Delaware to Nevada (the “conversion”). In connection with such potential conversion, Liberty TripAdvisor waived its dissenters’ rights or rights of appraisal in its capacity as a holder of Tripadvisor shares.

Past Contracts, Transactions, Negotiations and Agreements
Except as described above in “—Transactions by Liberty TripAdvisor and Tripadvisor, ParentSub LLC or Merger Sub” and other than the merger agreement and the agreements entered into in connection therewith, including the voting agreements (as discussed in the sections of this proxy statement captioned “Other Agreements Related to the Merger” and included as Annexes E and F, respectively, which are incorporated by reference in this proxy statement in their entirety), and certain activity related to Liberty TripAdvisor incentive compensation awards discussed elsewhere in this proxy statement, during the past two years: (1) there were no negotiations, transactions or material contacts between Liberty TripAdvisor and its affiliates, on the one hand, and either Tripadvisor or Merger Sub (in their capacity as such), on the other hand, concerning any merger, consolidation, acquisition, tender offer for or other acquisition of any class of Liberty TripAdvisor’s securities, election of Liberty TripAdvisor directors or sale or other transfer of a material amount of assets of Liberty TripAdvisor, (2) Liberty TripAdvisor and its affiliates did not enter into any other transaction with an aggregate value exceeding one percent of Liberty TripAdvisor’s consolidated revenues with either Tripadvisor or Merger Sub, and (3) none of Liberty TripAdvisor’s executive officers, directors or affiliates that is a natural person entered into any transaction during the past two years with an aggregate value (in respect of such transaction or series of similar transactions with that person) exceeding $60,000 with either Tripadvisor or Merger Sub.
Book Value Per Share
The net book value per share of Liberty TripAdvisor common stock as of September 30, 2024 was ($5.59), calculated based on total stockholders’ equity of ($432) million and 73,084,484 shares of Liberty TripAdvisor Series A common stock and 4,232,532 shares of Liberty TripAdvisor Series B common stock outstanding. The book value per share of Liberty TripAdvisor preferred stock as of September 30, 2024 was $1,413.98, calculated based on the book value of the preferred stock liability, $265 million, and 187,414 shares of outstanding preferred stock.
Market Price of Liberty TripAdvisor Capital Stock
Liberty TripAdvisor Series A common stock and Liberty TripAdvisor Series B common stock are quoted on the OTCQB Venture Market. Liberty TripAdvisor preferred stock is held by one holder.
The following tables set forth the range of high and low sales prices of Liberty TripAdvisor Series A common stock and Liberty TripAdvisor Series B common stock for the quarters listed below. There is no established public trading market for Liberty TripAdvisor Series B common stock and it is not actively traded. The OTC market quotations for Liberty TripAdvisor Series A common stock and Liberty TripAdvisor Series B common stock reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.
	Liberty TripAdvisor Series A common stock (LTRPA)
	High	Low
2023
First Quarter	$1.68	0.65
Second Quarter	$0.91	0.60
Third Quarter	$0.90	0.47
Fourth Quarter	$0.86	0.15
2024
First Quarter	$1.95	0.50
Second Quarter	$1.88	0.41
Third Quarter	$0.67	0.35
Fourth Quarter	$0.51	0.21

	Liberty TripAdvisor Series B common stock (LTRPB)
	High	Low
2023
First Quarter	$32.80	22.05
Second Quarter	$48.82	17.19
Third Quarter	$46.53	27.01
Fourth Quarter	$28.42	4.08
2024
First Quarter	$13.00	6.50
Second Quarter	$8.35	5.00
Third Quarter	$6.15	4.10
Fourth Quarter	$4.75	0.26
Selected Historical Consolidated Financial Data
The following tables present selected historical information relating to Liberty TripAdvisor’s financial condition as of September 30, 2024 and December 31, 2023 and 2022 and its results of operations for the nine-month periods ended September 30, 2024 and 2023 and for each of the years in the three-year period ended December 31, 2023. The following data should be read in conjunction with Liberty TripAdvisor’s consolidated financial statements contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 and Annual Report on Form 10-K for the year ended December 31, 2023, which is incorporated by reference into this proxy statement/notice/prospectus/information statement. See the section entitled “Where You Can Find Additional Information.”
	As of September 30, 2024	As of December 31, 2023	As of December 31, 2022
	amounts in millions
Selected Balance Sheet Data:
Cash and cash equivalents	$1,127	1,090	1,053
Intangible assets not subject to amortization	$1,917	1,909	2,926
Total assets	$3,743	3,560	4,638
Deferred merchant and other payables	$423	265	242
Long-term debt, including current portion	$1,200	1,180	1,125
Series A Preferred Stock liability, including current portion	$265	249	230
Total stockholders’ equity	$(432)	(418)	(142)
Noncontrolling interest	$1,726	1,650	2,404
	Nine months ended		Year ended
	September 30, 2024	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2021
	amounts in millions, except per share amounts
Selected Statement of Operations Data:
Revenue	$1,424	1,398	1,788	1,492	902
Operating expense, including stock-based compensation	$352	318	422	338	286
Selling, general and administrative, including stock-based compensation	$926	915	1,144	969	651

	Nine months ended		Year ended
	September 30, 2024	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2021
	amounts in millions, except per share amounts
Impairment of goodwill and intangible assets	$—	1,025	1,025	—	—
Operating income (loss)	$82	(941)	(912)	88	(185)
Interest expense	$(53)	(50)	(67)	(65)	(60)
Income tax (expense) benefit	$(84)	(63)	(53)	(47)	43
Net earnings (loss) attributable to Liberty TripAdvisor Holdings, Inc. shareholders	$(13)	(255)	(285)	30	179
Basic net earnings (loss) attributable to Series A and Series B Liberty TripAdvisor Holdings, Inc. shareholders per common share	$(0.17)	(3.36)	(3.75)	0.39	(2.55)
Diluted net earnings (loss) attributable to Series A and Series B Liberty TripAdvisor Holdings, Inc. shareholders per common share	$(0.17)	(3.36)	(3.75)	0.39	(2.55)
Dividends
Liberty TripAdvisor has not paid any cash dividends to holders of shares of Liberty TripAdvisor common stock during the two years preceding the date of this proxy statement, and has no present intention of doing so. Pursuant to the terms of the merger agreement, Liberty TripAdvisor and its subsidiaries are currently barred from declaring, setting aside or paying any dividend or distribution payable in cash, stock or property (or a combination thereof) in respect of any of its equity interests (except for any dividends or distributions paid by a direct or indirect wholly owned subsidiary of Liberty TripAdvisor to another direct or indirect wholly owned subsidiary of Liberty TripAdvisor or to Liberty TripAdvisor) without the written approval of Tripadvisor. Payment of cash dividends, if any, in the future will be determined by the Liberty TripAdvisor Board in light of Liberty TripAdvisor’s earnings, financial conditions, contractual restrictions such as those in the merger agreement and other relevant information, including with respect to Delaware law requirements that dividends may only be paid if a corporation’s total assets exceed its total liabilities and capital.

IMPORTANT INFORMATION REGARDING TRIPADVISOR, PARENTSUB LLC AND MERGER SUB
This section sets forth certain information about Tripadvisor, ParentSub LLC and Merger Sub. During the past five years, neither Tripadvisor, ParentSub LLC, Merger Sub, nor any of the directors or executive officers listed in this section has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, neither Tripadvisor, ParentSub LLC, Merger Sub, nor any of the directors or executive officers listed in this section has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Tripadvisor
The following tables set forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each executive officer and director of Tripadvisor. Unless otherwise indicated, the current business address of Tripadvisor and each person is 400 1st Avenue, Needham, Massachusetts 02494, and the business telephone number of Tripadvisor and each person is (781) 800-5000.
Tripadvisor is a Delaware corporation. Tripadvisor and its wholly owned subsidiaries are referred to as “Tripadvisor group” for the purposes of this paragraph. The Tripadvisor group operates as a family of brands with a vision to be the world’s most trusted source for travel and experiences. The Tripadvisor group operates across three business segments: Brand Tripadvisor, Viator and TheFork. Brand Tripadvisor’s purpose is to provide an online global platform for travelers to discover, generate and share authentic user-generated content in the form of ratings and reviews for destinations, points-of-interest, experiences, accommodations, restaurants and more. Viator is an online marketplace connecting millions of travelers to the world’s largest supply of bookable tours, activities and attractions. TheFork is an online marketplace that enables diners to discover and book online reservations at approximately 55,000 restaurants in 11 countries across the U.K., western and central Europe.
Directors and Executive Officers
Name	Country of Citizenship	Positions(1)
Gregory B. Maffei	United States
Chairman of the Board, Tripadvisor, since February 2013;
Chairman of the Board, Liberty TripAdvisor, 12300 Liberty Blvd., Englewood, Colorado 80112, since June 2015;
Director, President and Chief Executive Officer, Liberty TripAdvisor, 12300 Liberty Blvd., Englewood, Colorado 80112, since July 2013;
Chairman of the Board, Qurate Retail, 12300 Liberty Blvd., Englewood, Colorado 80112, since March 2018;
Director, Qurate Retail (including its predecessor), 12300 Liberty Blvd., Englewood, Colorado 80112,
since November 2005;
Director, Zillow Group, Inc., 1301 Second Ave., Floor 36, Seattle, Washington, since February 2015;
Director, Charter Communications, Inc., 400 Washington Blvd., Stamford, Connecticut 06902, since May 2013;
Chairman of the Board, Live Nation, 9348 Civic Center Dr., Beverly Hills, California 90210, since March 2013;

Name	Country of Citizenship	Positions(1)

Director, Live Nation, 9348 Civic Center Dr., Beverly Hills, California 90210, since February 2011;
Director, President and Chief Executive Officer, Liberty Media (including its predecessors), 12300 Liberty Blvd., Englewood, Colorado 80112, May 2007 to December 2024;
Director, President and Chief Executive Officer, Liberty Broadband, 12300 Liberty Blvd., Englewood, Colorado 80112, June 2014 to December 2024;
Director, President and Chief Executive Officer, ABHI, 755 Battery Ave. SE, Atlanta, Georgia 30339, December 2022 to August 2024;
Director, President and Chief Executive Officer, LMAC, 12300 Liberty Blvd., Englewood, Colorado 80112, November 2020 to December 2022;
Director, President and Chief Executive Officer, GCI Liberty, 12300 Liberty Blvd., Englewood, Colorado 80112, March 2018 to December 2020

Matt Goldberg	United States
Director, President and Chief Executive Officer, Tripadvisor, since July 2022;
Executive Vice President, North America and Global Operations and Founding Director, The Trade Desk and Dataphilanthropy, 1114 6th Avenue, 46th Floor, New York, New York 10036, February 2020 to June 2022;
Global Head of M&A and Strategic Alliances, News Corp, 1211 6th Avenue, New York, New York 10036, December 2016 to December 2019

Jay C. Hoag	United States	Director, Tripadvisor, since January 2018; Founding General Partner, Technology Crossover Ventures, 250 Middlefield Road, Menlo Park, CA, 94025, since 1995
Betsy L. Morgan	United States
Director, Tripadvisor, since March 2019;
Co-Founder, Magnet Companies, 1223 Wilshire Blvd., #292, Santa Monica, California 90404, since July 2018;
Professor of Business Management, Columbia Business School, 665 W 130th Street, New York, New York 10027, since May 2017

M. Greg O’Hara	Canada	Director, Tripadvisor, since March 2020; Founder and Senior Managing Director, Certares Management LLC, 350 Madison Avenue, 8th Floor, New York, New York 10017; since 2012
Jeremy Philips	Australia	Director, Tripadvisor, since December 2011; General Partner, Spark Capital, 165 Mercer Street, Floor 3, New York, New York 10012, since May 2014
Albert E. Rosenthaler	United States	Director, Tripadvisor, since February 2016; Senior Advisor, Liberty Media, 12300 Liberty Blvd.,

Name	Country of Citizenship	Positions(1)

Englewood, Colorado 80112, since January 2024;
Director, Liberty TripAdvisor, 12300 Liberty Blvd., Englewood, Colorado 80112, since August 2014;
Chief Corporate Development Officer of Liberty Media, Qurate Retail, Liberty TripAdvisor, and Liberty Broadband, 12300 Liberty Blvd., Englewood, Colorado 80112, October 2016 to December 2023;
Chief Corporate Development Officer, ABHI, 755 Battery Ave. SE, Atlanta, Georgia 30339, December 2022 to December 2023;
Chief Corporate Development Officer, LMAC, 12300 Liberty Blvd., Englewood, Colorado 80112, November 2020 to December 2022;
Chief Corporate Development Officer, GCI Liberty, 12300 Liberty Blvd., Englewood, Colorado 80112, March 2018 to December 2020;
Chief Corporate Development Officer, Liberty Expedia Holdings, Inc., 12300 Liberty Blvd., Englewood, Colorado 80112, October 2016 to July 2019

Trynka Shineman Blake	United States	Director, Tripadvisor, since March 2019; Chief Executive Officer, Vistaprint, 275 Wyman Street, Waltham, Massachusetts 02451, February 2017 to February 2019
Jane Jie Sun	China	Director, Tripadvisor, since July 2020 Chief Executive Officer, Trip.com, 968 Jin Zhong Road, Shanghai, 200335, China, since November 2016
Robert S. Wiesenthal	United States	Director, Tripadvisor, since December 2011; Founder and Chief Executive Officer of Blade Air Mobility, Inc., 31 Hudson Yards, 14th Floor, New York, New York 10001, since July 2015
Mike Noonan	United States
Chief Financial Officer, Tripadvisor, since October 2022;
Chief Financial Officer, Noom, Inc., 450 W 33rd Street, 11th Floor, New York, New York 10001, October 2020 to October 2022;
Senior Vice President of Finance, Booking Holdings, Inc., 800 Connecticut Avenue, Norwalk, Connecticut 06854, January 2016 to October 2020

Seth J. Kalvert	United States
Chief Legal Officer and Secretary, Tripadvisor, since August 2011;
President and Secretary, ParentSub LLC, 400 1st Avenue, Needham, Massachusetts 02494, since December 2024;
Director, President and Secretary, Merger Sub, 400 1st Avenue, Needham, Massachusetts 02494, since December 2024

(1)
All directors have served five years or more in present position unless otherwise noted.

ParentSub LLC
The following tables set forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each executive officer of ParentSub LLC. Each such person has held his current position at ParentSub LLC since December 16, 2024. The registered agent and address of ParentSub LLC is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801, the current business address of ParentSub LLC and each person is 400 1st Avenue, Needham, Massachusetts 02494, and the business telephone number of ParentSub LLC and each person is (781) 800-5000.
ParentSub LLC is a Delaware limited liability company, and its principal business is to engage in the transactions contemplated by the merger agreement. The sole member of ParentSub LLC is Tripadvisor.
Executive Officers
Name	Country of Citizenship	Positions
Seth J. Kalvert	United States	President and Secretary, ParentSub LLC; Director, President and Secretary, Merger Sub; Chief Legal Officer and Secretary, Tripadvisor, 400 1st Avenue, Needham, Massachusetts 02494, since August 2011
Linda C. Frazier	United States
Vice President and Secretary, ParentSub LLC;
Director, Vice President and Secretary, Merger Sub;
Chief Compliance Officer, Vice President and Assistant Secretary, Tripadvisor, 400 1st Avenue, Needham, Massachusetts 02494, since June 2018

Tina Wang	United States
Treasurer, ParentSub LLC;
Treasurer, Merger Sub;
Vice President, Treasurer, Tripadvisor, 400 1st Avenue, Needham, Massachusetts 02494, since September 2020;
Senior Director of Treasury, Tripadvisor, 400 1st Avenue, Needham, Massachusetts 02494, January 2018 to September 2020

Gail Wasylyshyn	United States	Vice President, ParentSub LLC; Vice President, Merger Sub; Vice President, Tax, Tripadvisor, 400 1st Avenue, Needham, Massachusetts 02494, since 2014
Merger Sub
The following tables set forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each director and executive officer of Merger Sub. Each such person has held his current position at Merger Sub since December 16, 2024. The registered agent and address of Merger Sub is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801, the current business address of Merger Sub and each person is 400 1st Avenue, Needham, Massachusetts 02494, and the business telephone number of Merger Sub and each person is (781) 800-5000.
Merger Sub is a Delaware corporation, and its principal business is to engage in the transactions contemplated by the merger agreement. The sole stockholder of Merger Sub is ParentSub LLC, a direct, wholly owned subsidiary of Tripadvisor.

Directors and Executive Officers
Name	Country of Citizenship	Positions
Seth J. Kalvert	United States	Director, President and Secretary, Merger Sub; President and Secretary, ParentSub LLC; Chief Legal Officer and Secretary, Tripadvisor, 400 1st Avenue, Needham, Massachusetts 02494, since August 2011
Linda C. Frazier	United States
Director, Vice President and Secretary, Merger Sub;
Vice President and Secretary, ParentSub LLC;
Chief Compliance Officer, Vice President and Assistant Secretary, Tripadvisor, 400 1st Avenue, Needham, Massachusetts 02494, since June 2018

Tina Wang	United States
Treasurer, Merger Sub;
Treasurer, ParentSub LLC;
Vice President, Treasurer, Tripadvisor, 400 1st Avenue, Needham, Massachusetts 02494, since September 2020;
Senior Director of Treasury, Tripadvisor, 400 1st Avenue, Needham, Massachusetts 02494, January 2018 to September 2020

Gail Wasylyshyn	United States	Vice President, Merger Sub; Vice President, ParentSub LLC; Vice President, Tax, Tripadvisor, 400 1st Avenue, Needham, Massachusetts 02494, since 2014

APPRAISAL RIGHTS
Stockholders and beneficial owners of stock of a Delaware corporation that is proposing to merge with another entity are sometimes entitled under Section 262 of the DGCL to what are known as appraisal rights in connection with the proposed merger, subject to certain exceptions. Such rights generally confer on applicable stockholders of record or beneficial owners of stock in the corporation who oppose a merger or the consideration to be received in a merger (whether by voting against a merger agreement proposal, abstaining or otherwise not voting with respect to a merger agreement proposal), who properly demand appraisal of their shares (and do not effectively withdraw or otherwise waive or lose their right to appraisal), who hold their shares as of the date of making the demand and continuously hold such shares through the effective date of the merger, and who otherwise comply in all respects with the applicable statutory procedures to demand and perfect their appraisal rights, the right to receive, in lieu of the consideration being offered in the merger, the “fair value” of their shares in cash as determined by the Delaware Court of Chancery pursuant to Section 262 of the DGCL. The Delaware Supreme Court has stated that the determination of fair value requires consideration of all relevant factors involving the value of a company, and that proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court should be considered. Elements of future value, including the nature of the enterprise, that are known or susceptible of proof as of the date of the merger and not the product of speculation may be considered, but any element of value arising from the accomplishment or expectation of the merger will not be considered.
Pursuant to Section 262 of the DGCL, stockholders of record of, or beneficial owners of, shares of Liberty TripAdvisor common stock are entitled to demand an appraisal, and be paid the “fair value” of their shares of Liberty TripAdvisor common stock as determined by the Delaware Court of Chancery, together with interest, if any, on the amount determined to be fair value, in lieu of receiving the merger consideration if (i) the merger is completed, but only if any such holder of record or beneficial owner does not vote in favor of the merger proposal and (ii) otherwise strictly complies with the procedures and requirements established by Section 262 of the DGCL. Failure to strictly comply with all of the applicable legal requirements of Section 262 of the DGCL could result in the loss of appraisal rights. A proxy or vote against the merger proposal will not be deemed an appraisal demand. Gregory B. Maffei and Certares have agreed to waive any appraisal rights to which they may be entitled under the DGCL with respect to the shares of Liberty TripAdvisor capital stock held by them pursuant to their respective voting agreements.
If the merger is consummated, holders of record of, and beneficial owners of, shares of Liberty TripAdvisor common stock who do not vote, whether in person by attending via live webcast or by executing and returning a proxy, in favor of the merger proposal (whether by voting against the merger proposal, abstaining or otherwise not voting with respect to the merger proposal), who properly demand an appraisal of their shares of Liberty TripAdvisor common stock, who continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their shares of Liberty TripAdvisor common stock on and from the date of making such a demand through the effective date of the merger, who otherwise strictly comply with the statutory procedures and requirements of Section 262 of the DGCL (“Section 262”) and who do not withdraw their demands or otherwise waive or lose their rights to appraisal, subject to the conditions thereof, are entitled to seek appraisal of their shares of Liberty TripAdvisor common stock in connection with the merger under Section 262. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder,” a “holder of record,” or to a “holder of shares” are to a record holder of Liberty TripAdvisor common stock. Unless the context requires otherwise, all references in Section 262 and in this summary to a “beneficial owner” are to the person who is the beneficial owner of shares of Liberty TripAdvisor common stock held either in voting trust or by a nominee on behalf of such person. Unless the context requires otherwise, all references in Section 262 and in this summary to a “person” are to any individual, corporation, partnership, unincorporated association or other entity.
This section summarizes Delaware law pertaining to appraisal rights in connection with the merger. The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262), and is incorporated into this proxy statement by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that holders of record of shares of Liberty TripAdvisor common stock or beneficial owners of shares of Liberty TripAdvisor common stock should exercise their appraisal rights under Section 262.
Holders of record and beneficial owners of shares of Liberty TripAdvisor common stock should carefully review the full text of Section 262 which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262), particularly the procedural steps required to properly demand and perfect such rights. Failure to precisely follow the steps required by Section 262 for demanding and perfecting appraisal rights may result in the loss of such rights.
Under Section 262, if the merger is completed, holders of record or beneficial owners of shares of Liberty TripAdvisor common stock who (i) properly submit a written demand for appraisal of such holder’s or owner’s shares of Liberty TripAdvisor common stock to Liberty TripAdvisor prior to the vote on the merger proposal, which such demands must reasonably inform Liberty TripAdvisor of the identity of the stockholder or beneficial owner making such demand, as applicable, and that the stockholder or beneficial owner intends to demand the appraisal of the stockholder’s or beneficial owner’s shares of Liberty TripAdvisor common stock, (ii) do not submit (or cause to be submitted) a proxy or otherwise vote in favor of the merger proposal (whether by voting against the merger proposal, abstaining or otherwise not voting with respect to the merger proposal), (iii) continuously hold (in the case of a holder of record) or own (in the case of a beneficial owner) such shares of Liberty TripAdvisor common stock on and from the date of making the demand through the effective date of the merger, (iv) do not withdraw their demands or otherwise waive or lose their rights to appraisal, in each case in accordance with the DGCL, and (v) otherwise strictly comply with the statutory procedures and requirements set forth in Section 262, may be entitled to have their shares of Liberty TripAdvisor common stock appraised by the Delaware Court of Chancery and to receive payment in cash for the “fair value” of their shares of Liberty TripAdvisor common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the merger through the date of payment of the judgment, which will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time of the merger and the date of payment of the judgment (except that, at any time before the entry of judgment in the proceeding, the surviving corporation may pay to each person entitled to appraisal, an amount in cash, in which case interest will accrue thereafter as provided in Section 262 of the DGCL only upon the sum of (i) the difference, if any, between the amount so paid and the fair value of the shares of Liberty TripAdvisor common stock as determined by the Delaware Court of Chancery, and (ii) interest theretofore accrued, unless paid at that time). If you are a beneficial owner of shares of Liberty TripAdvisor common stock and you wish to exercise appraisal rights in such capacity, in addition to the foregoing requirements, your demand must also (i) reasonably identify the holder of record of the shares of Liberty TripAdvisor common stock for which that demand is made, (ii) be accompanied by documentary evidence of your beneficial ownership of such shares of Liberty TripAdvisor common stock and include a statement that such documentary evidence is a true and correct copy of what it purports to be, and (iii) provide an address at which you consent to receive notices given by the surviving corporation in the merger under Section 262 and to be set forth on the verified list required by Section 262(f).
Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest on an appraisal award from the effective date of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period between the effective time of the merger and the date of payment of the judgment (except that, at any time before the entry of judgment in the proceeding, the surviving corporation may pay to each person entitled to appraisal, an amount in cash, in which case interest will accrue thereafter as provided in Section 262 only upon the sum of (i) the difference, if any, between the amount so paid and the fair value of the shares of Liberty TripAdvisor common stock as determined by the Delaware Court of Chancery, and (ii) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Holders of record of, and beneficial owners of, shares of Liberty TripAdvisor common stock considering seeking appraisal should be aware that the judicially determined fair value of the shares of Liberty TripAdvisor common stock as determined pursuant to Section 262 could be more than, the same as or less than the common share merger consideration offered pursuant to the merger agreement if they did not seek appraisal of their shares of Liberty TripAdvisor common stock.
Under Section 262, where the proposed merger for which appraisal rights are provided is to be submitted for adoption at a meeting of Liberty TripAdvisor stockholders, as in the case of the adoption of the merger agreement at the special meeting, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting, with respect to shares of Liberty TripAdvisor common stock for which appraisal rights are available, that appraisal rights are available and must include in the notice either a copy of Section 262 or information directing holders of shares of Liberty TripAdvisor common stock to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes the required notice pursuant to Section 262 to holders of shares of Liberty TripAdvisor common stock that appraisal rights are available in connection with the merger, and the full text of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262). In connection with the merger, any holder of record or beneficial owner of shares Liberty TripAdvisor common stock who wishes to demand appraisal rights, or who wishes to preserve such holder’s or owner’s right to do so, should review this discussion and the text of Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A holder of record or beneficial owner who loses such holder’s or owner’s appraisal rights will be entitled to receive the common share merger consideration described in the merger agreement without interest and less any applicable withholding taxes, as provided in the merger agreement. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of Liberty TripAdvisor common stock, Liberty TripAdvisor believes that if a holder of record or a beneficial owner is considering exercising such rights, that holder of record or beneficial owner should seek the advice of financial and legal counsel.
Holders of record or beneficial owners wishing to exercise the right to demand an appraisal of their shares of Liberty TripAdvisor common stock under Section 262 must do ALL of the following:
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the holder of record or beneficial owner must not vote such persons’ shares of Liberty TripAdvisor common stock or submit (or cause to be submitted) a proxy in favor of the merger proposal with respect to the shares of Liberty TripAdvisor for which such holder or record or beneficial owner intends to demand appraisal;

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the holder of record or beneficial owner must deliver to Liberty TripAdvisor a proper written demand for appraisal of such holder’s or owner’s shares of Liberty TripAdvisor common stock before the vote is taken on the merger proposal at the special meeting, which such demand must reasonably inform Liberty TripAdvisor of the identity of the holder of record or beneficial owner making such demand, as applicable, and that the holder of record or beneficial owner intends to demand the appraisal of such person’s shares of Liberty TripAdvisor common stock and, in the case of a demand made by a beneficial owner, reasonably identifies the holder of record of the shares of Liberty TripAdvisor common stock for which such demand is made and must be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of the shares of Liberty TripAdvisor common stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and must provide an address at which such beneficial owner consents to receive notices given by the surviving corporation in the merger under Section 262 and to be set forth on the verified list required by Section 262(f);

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the holder of record must continuously hold or the beneficial owner must continuously own the shares of Liberty TripAdvisor common stock on and from the date of making the demand for appraisal through the effective date of the merger (a record holder of, or a beneficial owner of, shares of Liberty TripAdvisor common stock on the date the written demand for appraisal is made but who thereafter transfers those shares before the effective time of the merger will lose any right to appraisal in respect of those shares); and

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the holder of record or beneficial owner must otherwise comply with the applicable procedures and requirements set forth in Section 262.

Any holder of record or beneficial owner who has complied with the applicable requirements of Section 262 and is otherwise entitled to appraisal rights, or the surviving corporation, must file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of Liberty TripAdvisor common stock of all such holders of record and beneficial owners within 120 days after the effective date of the merger. The surviving corporation is under no obligation to file any petition and has no present intention of doing so. Accordingly, it is the obligation of the holder of record or beneficial owner to initiate all necessary action to perfect his, her or its appraisal rights in respect of shares of the Liberty TripAdvisor common stock within the time prescribed in Section 262.
For holders of record, because a proxy that does not contain voting instructions will, unless timely revoked, be voted in favor of the merger proposal, each holder of record who votes by proxy and who wishes to exercise appraisal rights must vote against the merger proposal, abstain or not vote his, her or its shares of Liberty TripAdvisor common stock. Beneficial owners should consult with their bank, broker or other nominee regarding methods of voting.
Written Demand
A holder of record or beneficial owner wishing to exercise appraisal rights must deliver to Liberty TripAdvisor, before the vote on the merger proposal at the special meeting, a proper written demand for the appraisal of such holder’s or beneficial owner’s shares of Liberty TripAdvisor common stock. In addition, that holder of record or beneficial owner must not vote or submit (or cause to be submitted) a proxy in favor of the merger proposal (whether by voting against the merger proposal, abstaining or otherwise not voting with respect to the merger proposal). A vote in favor of the merger proposal, in person via attending the live webcast of the special meeting or by proxy (whether by mail or via the Internet or telephone), will constitute a waiver of appraisal rights in respect of the shares of Liberty TripAdvisor common stock so voted and will nullify any previously filed written demands for appraisal with respect to such holder’s or owner’s shares of Liberty TripAdvisor common stock. A holder of record exercising appraisal rights must hold of record the shares of Liberty TripAdvisor common stock on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective date of the merger. A beneficial owner exercising appraisal rights must own the shares of Liberty TripAdvisor common stock on the date the written demand for appraisal is made and must continue to own such shares through the effective date of the merger. For a stockholder, a proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the merger proposal, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. A holder of record or beneficial owner who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the merger proposal or abstain from voting on the merger proposal. Neither voting (in person or by proxy) against the merger proposal nor abstaining from voting or failing to vote on the merger proposal will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy, vote, or abstention on the merger proposal. A holder of records or beneficial owner’s failure to make the written demand prior to the taking of the vote on the merger proposal at the special meeting will constitute a waiver of appraisal rights.
Only a holder of record of, or beneficial owner of, shares of Liberty TripAdvisor common stock is entitled to demand appraisal for the shares of Liberty TripAdvisor common stock in that holder’s or beneficial owner’s name. A demand for appraisal in respect of shares of Liberty TripAdvisor common stock must be executed by or on behalf of the holder of record or beneficial owner of the shares of Liberty TripAdvisor common stock. The demand should set forth, fully and correctly, the name of the stockholder holding the shares in record name as it appears on the stock certificates (or in the stock ledger). The demand must reasonably inform Liberty TripAdvisor of the identity of the holder of record or beneficial owner holding the shares of Liberty TripAdvisor common stock for which appraisal is demanded and state that the stockholder intends thereby to demand an appraisal of the fair value of such stockholder’s shares of Liberty TripAdvisor common stock in connection with the merger, and in the case of a demand made by a beneficial owner, must reasonably identify the holder of record of the shares of Liberty TripAdvisor common stock for which the demand is made, and must be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of the shares of Liberty TripAdvisor common stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and must provide an address at which such beneficial owner consents to receive notices given by the surviving corporation in the merger under Section 262 and to be set forth on the verified list required by Section 262(f). If a holder of record is submitting a demand with respect to shares of Liberty TripAdvisor common stock owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner in such capacity, and if the shares of Liberty TripAdvisor common stock are owned of record jointly by more than one person, as in a joint tenancy and tenancy in common, the demand must be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record or beneficial owner; however, the agent must identify the stockholder or stockholders (and, if by an authorized agent of any beneficial owner or owners, must identify the beneficial owner or owners and otherwise comply with the requirements applicable to appraisal demands made by beneficial owners) and expressly disclose that, in executing the demand, the agent is acting as agent for such stockholder or stockholders, or owner or owners. A holder of record, such as a brokerage firm, bank, trust or other nominee, who holds shares of Liberty TripAdvisor common stock as nominee or intermediary for one or more beneficial owners may exercise appraisal rights with respect to shares of Liberty TripAdvisor common stock held for one or more beneficial owners while not exercising appraisal rights with respect to the shares of Liberty TripAdvisor common stock held for one or more other beneficial owners. In that case, the written demand should state the number of shares of Liberty TripAdvisor common stock as to which appraisal is sought. Where no number of shares of Liberty TripAdvisor common stock is expressly mentioned, the demand will be presumed to cover all such shares of Liberty TripAdvisor common stock held in the name of the holder of record.
A holder of record or beneficial owner who elects to exercise appraisal rights in accordance with Section 262 of the DGCL must mail or deliver a written demand to:
Liberty TripAdvisor Holdings, Inc.
12300 Liberty Boulevard
Englewood, CO 80112
Attention: Chief Legal Officer
Demands for appraisal may not be submitted by electronic transmission. Such written demand must be delivered to and received by Liberty TripAdvisor before the vote on the adoption of the merger agreement at the special meeting.
At any time within 60 days after the effective date of the merger, or thereafter with the written approval of the surviving corporation, any holder of record or beneficial owner entitled to appraisal rights who properly made a written demand for appraisal in accordance with Section 262 and has not commenced an appraisal proceeding or joined that proceeding as a named party will have the right to withdraw such person’s demand for appraisal in respect of some or all of such person’s shares of Liberty TripAdvisor common stock and to accept the common share merger consideration offered pursuant to the merger agreement, with respect to the shares of Liberty TripAdvisor common stock subject to the withdrawal, without interest and less any applicable withholding taxes, by delivering to the surviving corporation a written withdrawal of the holder of record’s or beneficial owner’s demand for appraisal. A withdrawal of a holder of records or beneficial owner’s demand for appraisal will be deemed to be acceptance of the terms of the merger agreement, which terms are summarized in this proxy statement and which merger agreement is attached in its entirety to this proxy statement/prospectus as Annex A. However, any such attempt to withdraw made more than 60 days after the effective time of the merger will require the surviving corporation’s written approval. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any holder of record or beneficial owner without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that this shall not affect the right of any holder of record or beneficial owner who has properly made an appraisal demand but who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the common share merger consideration within 60 days after the effective date of the merger. If the surviving corporation does not approve a holder of record’s or beneficial owner’s request to withdraw a demand for appraisal when that approval is required or, except with respect to any holder of record or beneficial owner who withdraws such person’s demand in accordance with the proviso in the immediately preceding sentence, if the Delaware

Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a holder of record or beneficial owner, the holder of record or beneficial owner will be entitled to receive only the appraised value of such person’s shares of Liberty TripAdvisor common stock determined in any such appraisal proceeding, which value could be less than, equal to or more than the common share merger consideration being offered pursuant to the merger agreement.
Notice by the Surviving Corporation
If the merger is completed, within 10 days after the effective date of the merger, the surviving corporation will notify each former record holder or beneficial owner of shares of Liberty TripAdvisor common stock who has properly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the merger proposal, as of the effective date, that the merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the effective date of the merger, but not thereafter, either the surviving corporation in the merger or any holder of record or beneficial owner who has complied with Section 262 and who is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by a holder of record or beneficial owner, demanding a determination of the fair value of the shares of Liberty TripAdvisor common stock held by all persons entitled to appraisal and who have properly demanded appraisal. The surviving corporation is under no obligation, and has no present intention, to file a petition, and holders of record and beneficial owners of Liberty TripAdvisor common stock seeking to exercise appraisal rights should not assume that the surviving corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Liberty TripAdvisor common stock. Accordingly, any holders of record or beneficial owners who desire to have their shares of Liberty TripAdvisor common stock appraised should initiate any petitions necessary to perfect their appraisal rights in respect of their shares of Liberty TripAdvisor common stock within the time and in the manner prescribed in Section 262. Inasmuch as the surviving corporation has no obligation to file such a petition, the failure of a holder of record or a beneficial owner to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.
Within 120 days after the effective date of the merger, any holder of record or beneficial owner who has complied with the requirements for an appraisal of such person’s shares of Liberty TripAdvisor common stock pursuant to Section 262 and who is otherwise entitled to appraisal rights will be entitled, upon written request, to receive from the surviving corporation in the merger a statement setting forth the aggregate number of shares of Liberty TripAdvisor common stock not voted in favor of the merger proposal and with respect to which Liberty TripAdvisor has received demands for appraisal, and the aggregate number of holders of record or beneficial owners holding or owning such shares of Liberty TripAdvisor common stock (provided that, where a beneficial owner makes a demand pursuant to Section 262, the holder of record of such shares of Liberty TripAdvisor common stock shall not be considered a separate stockholder holding such shares of Liberty TripAdvisor for purposes of such aggregate number). The surviving corporation in the merger must send this statement to the requesting holder or owner within 10 days after receipt by the surviving corporation in the merger of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is timely filed by a holder of record of, or beneficial owner of, shares of Liberty TripAdvisor common stock, the holder of record or beneficial owner must serve a copy of the petition upon the surviving corporation and the surviving corporation will then be obligated within 20 days after such service to file in the office of the Delaware Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all holders of record and beneficial owners who have demanded appraisal for their shares of Liberty TripAdvisor common stock and with whom agreements as to the value of their shares of Liberty TripAdvisor common stock have not been reached by the surviving corporation. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing of such petition be mailed to the surviving corporation and all of the persons shown on the verified list at the addresses stated therein. The forms of the notices by mail and by publication will be approved by the Delaware Court of Chancery and the costs of any such notice shall be borne by the surviving corporation.
After providing the foregoing notice to the holders of record and beneficial owners as required by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing on such petition and determine the holders of record and beneficial owners who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the holders of record and beneficial owners who demanded appraisal for their shares of Liberty TripAdvisor common stock and who hold stock represented by certificates to submit their certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any holder of record or beneficial owner fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to such stockholder or beneficial owner.
Determination of Fair Value
After the Delaware Court of Chancery determines the holders of record and beneficial owners entitled to appraisal of their shares of Liberty TripAdvisor common stock, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Liberty TripAdvisor common stock at the effective time of the merger held by dissenting holders of record and beneficial owners, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. However, the surviving corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to pay to each holder of record and beneficial owner entitled to appraisal an amount in cash, in which case, interest will accrue thereafter only on the sum of (i) the difference, if any, between the amount paid by the surviving corporation in such voluntary cash payment and the fair value of the shares of Liberty TripAdvisor common stock as determined by the Delaware Court of Chancery, and (ii) interest accrued before such voluntary cash payment, unless paid at that time. Upon application by the surviving corporation or by any holder of record or beneficial owner entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the holders of record and beneficial owners entitled to an appraisal. Any holder of record or beneficial owner whose name appears on the verified list filed by the surviving corporation pursuant to Section 262(f) may participate fully in all proceedings until it is finally determined that such stockholder or beneficial owner is not entitled to appraisal rights under Section 262.
In determining the fair value of shares of capital stock, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” In addition, the Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenting stockholder’s exclusive remedy.
Holders of record and beneficial owners considering seeking appraisal should be aware that the fair value of their shares of Liberty TripAdvisor common stock as so determined by the Delaware Court of Chancery under Section 262 could be more than, the same as or less than the value of the consideration they would otherwise be entitled to receive pursuant to the merger if they did not seek appraisal of their shares of Liberty TripAdvisor common stock and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and may not in any manner address, “fair value” under Section 262. Although Liberty TripAdvisor believes that the common share merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and holders of record and beneficial owners of shares of Liberty TripAdvisor common stock should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the common share merger consideration. Neither Liberty TripAdvisor nor Tripadvisor anticipates offering more than the common share merger consideration to any stockholder or beneficial owner exercising appraisal rights, and each of Liberty TripAdvisor and Tripadvisor reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Liberty TripAdvisor common stock is less than the common share merger consideration. If a demand for appraisal is duly withdrawn, a petition for appraisal is not timely filed, or other requirements imposed by Section 262 to perfect and seek appraisal are not satisfied, then the right to an appraisal will cease.
When the value is determined, the Delaware Court of Chancery will direct the payment of the fair value of the shares of Liberty TripAdvisor common stock, together with interest thereon accrued during the pendency of the proceedings, if any, to the holders of record and beneficial owners entitled thereto, upon surrender by such stockholders of their stock certificates and book-entry shares. Payment will be made to each such stockholder or beneficial owner upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such court may be enforced.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and may be allocated to the parties as the Delaware Court of Chancery deems equitable under the circumstances. Each dissenting stockholder or beneficial owner is responsible for its own attorneys’ and expert witnesses’ fees and expenses, although, upon application of a person whose name appears on the verified list filed by the surviving corporation pursuant to Section 262(f) who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses incurred by any holder of record or beneficial owner in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares of Liberty TripAdvisor common stock entitled to an appraisal not dismissed pursuant to subsection (k) of Section 262 or subject to such an award pursuant to a reservation of jurisdiction under such subsection (a “reservation”). In the absence of such determination or assessment, each party bears its own expenses.
If any holder of record or beneficial owner who demands appraisal of his, her or its shares of Liberty TripAdvisor common stock under Section 262 fails to perfect, effectively withdraws, or otherwise waives or loses such person’s right to appraisal, such person’s shares of Liberty TripAdvisor common stock will be deemed to have been converted on the effective date of the merger into the right to receive the common share merger consideration as provided in the merger agreement without interest. A holder of record or beneficial owner will fail to perfect, effectively withdraw or otherwise waive or lose such person’s right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the merger or if the holder of record or beneficial owner delivers to the surviving corporation a written withdrawal of such stockholder’s or beneficial owner’s demand for appraisal and an acceptance of the common share merger consideration as provided in the merger agreement in accordance with Section 262.
From and after the effective date of the merger, no holder of record or beneficial owner who has duly demanded an appraisal with respect to some or all of such person’s shares of Liberty TripAdvisor common stock in compliance with Section 262 will be entitled to vote such shares of Liberty TripAdvisor common stock subject to that demand for any purpose or be entitled to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record of shares as of a record date which is prior to the effective date of the merger); provided, however, that if no petition for an appraisal is filed within the time provided in Section 262 or if such holder of record or beneficial owner delivers to the surviving corporation a written withdrawal of such person’s demand for an appraisal and an acceptance of the common share merger consideration as provided in the merger agreement in accordance with Section 262 within 60 days after the effective date of the merger, then the right of such stockholder or beneficial owner to an appraisal will cease. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any holder of record or beneficial owner without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation; provided, however, that the foregoing will not affect the right of any holder of record or beneficial owner that has properly made an appraisal demand but who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger.
FAILURE TO COMPLY STRICTLY WITH ALL OF THE PROCEDURES SET FORTH IN SECTION 262 MAY RESULT IN THE LOSS OF A HOLDER OF RECORD’S OR BENEFICIAL OWNER’S STATUTORY APPRAISAL RIGHTS. IN THAT EVENT, YOU WILL BE ENTITLED TO RECEIVE THE COMMON SHARE MERGER CONSIDERATION FOR YOUR DISSENTING SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT, WITHOUT INTEREST AND LESS ANY APPLICABLE WITHHOLDING TAXES. CONSEQUENTLY, ANY HOLDER OF RECORD OR BENEFICIAL OWNER WISHING TO EXERCISE APPRAISAL RIGHTS IS ENCOURAGED TO CONSULT FINANCIAL AND LEGAL COUNSEL BEFORE ATTEMPTING TO EXERCISE THOSE RIGHTS.

SPECIAL MEETING PROPOSALS
Proposal 1: The Merger Proposal
Liberty TripAdvisor is asking you to approve the adoption of the merger agreement. For a summary of and detailed information regarding this proposal, see the information about the merger agreement throughout this proxy statement, including the information set forth in the section entitled “Merger Agreement.” A copy of the merger agreement is attached as Annex A to this proxy statement. You are urged to read the merger agreement carefully and in its entirety.
Approval of the merger proposal requires the affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of Liberty TripAdvisor common stock entitled to vote on the proposal at the special meeting, voting together as a single class. Pursuant to the Maffei voting agreement, Mr. Maffei has agreed, among other things, subject to the terms of the Maffei voting agreement, to vote or cause to be voted his shares of Liberty TripAdvisor common stock, in favor of the adoption of the merger proposal.
THE LIBERTY TRIPADVISOR BOARD UNANIMOUSLY RECOMMENDS THAT HOLDERS OF SHARES OF LIBERTY TRIPADVISOR COMMON STOCK (INCLUDING THE LIBERTY TRIPADVISOR DISINTERESTED STOCKHOLDERS) VOTE “FOR” THE MERGER PROPOSAL.
Proposal 2: The Charter Amendment Proposal
Liberty TripAdvisor is asking you to approve the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation , which amends certain provisions of the certificate of designations of the Liberty TripAdvisor preferred stock to provide that in connection with the merger, all shares of Liberty TripAdvisor preferred stock issued and outstanding immediately prior to the effective time (other than the excluded treasury shares) will be converted into the right to receive the preferred share merger consideration. The full text of the charter amendment is set forth in the certificate of amendment attached as Annex B to this proxy statement and is incorporated by reference herein.
Approval of the charter amendment proposal requires (i) the affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of Liberty TripAdvisor common stock entitled to vote on the proposal at the special meeting, voting together as a single class, and (ii) the written consent or affirmative vote of a majority of the holders of the outstanding shares of Liberty TripAdvisor preferred stock entitled to vote thereon, given in writing or by vote at the special meeting, consenting or voting (as the case may be) separately as a class. Pursuant to the Maffei voting agreement, Mr. Maffei has agreed, among other things, subject to the terms of the Maffei voting agreement, to vote or cause to be voted his shares of Liberty TripAdvisor common stock, in favor of the adoption of the charter amendment proposal.
Prior to the date hereof, pursuant to the Certares voting agreement, Certares, as the sole holder of all of the issued and outstanding shares of Liberty TripAdvisor preferred stock as of the consent record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Liberty TripAdvisor certificate of incorporation contemplated by the charter amendment proposal, which written consent will become effective immediately upon the commencement of the special meeting, and therefore, holders of shares of Liberty TripAdvisor preferred stock are not being asked to vote, and are not entitled to any voting powers, on such proposal at the special meeting and shares of Liberty TripAdvisor preferred stock will not be counted at the special meeting for purposes of determining whether a quorum is present.
THE LIBERTY TRIPADVISOR BOARD UNANIMOUSLY RECOMMENDS THAT HOLDERS OF SHARES OF LIBERTY TRIPADVISOR COMMON STOCK VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.
Proposal 3: The Compensation Proposal
Under Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, a registrant is required to submit a proposal to its stockholders to approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to its named executive officers that is based on or otherwise relates to the merger agreement and the transactions contemplated thereby, unless such compensation has previously been subject to a shareholder advisory vote under Section 14A of the Exchange Act and the applicable SEC rules issued thereunder (an “advisory (non-binding) compensation approval”). Liberty TripAdvisor is submitting a proposal to the Liberty TripAdvisor stockholders to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Liberty TripAdvisor’s named executive officers that is based on or otherwise relates to the merger agreement and the transactions contemplated thereby. This compensation is summarized in the section of this proxy statement titled “Special Factors—Quantification of Potential Payments and Benefits of Liberty TripAdvisor’s Named Executive Officers in Connection with the Merger.” Liberty TripAdvisor encourages you to carefully review the named executive officer merger-related compensation information disclosed in this proxy statement.
Accordingly, in the compensation proposal, Liberty TripAdvisor is asking the holders of shares of Liberty TripAdvisor common stock to approve the following resolution:
RESOLVED, that the holders of shares of Liberty TripAdvisor common stock approve, on a nonbinding, advisory basis, the compensation that will or may become payable to Liberty TripAdvisor’s named executive officers that is based on or otherwise relates to the merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section of the proxy statement titled “Special Factors—Quantification of Potential Payments and Benefits of Liberty TripAdvisor’s Named Executive Officers in Connection with the Merger.”
The vote on the compensation proposal is a vote separate and apart from the vote on the merger proposal or the charter amendment proposal. Accordingly, the holders of shares of Liberty TripAdvisor common stock may vote to approve the merger proposal and the charter amendment proposal and vote not to approve the compensation proposal and vice versa. Because the vote on the compensation proposal is advisory only, it will not be binding on Liberty TripAdvisor. Approval of the compensation proposal by holders of shares of Liberty TripAdvisor common stock is not required for completion of the merger. Accordingly, if the merger proposal and the charter amendment proposal are approved and the merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the vote on this compensation proposal.
Approval of the compensation proposal requires the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Liberty TripAdvisor common stock present in person or represented by proxy at the special meeting and entitled to vote on the compensation proposal at the special meeting, voting together as a single class.
THE LIBERTY TRIPADVISOR BOARD UNANIMOUSLY RECOMMENDS THAT HOLDERS OF SHARES OF LIBERTY TRIPADVISOR COMMON STOCK VOTE “FOR” THE COMPENSATION PROPOSAL.
Proposal 4: The Adjournment Proposal
Liberty TripAdvisor is asking you to approve the adjournment of the special meeting from time to time to solicit additional proxies in favor of the merger proposal or the charter amendment proposal, as applicable, if there are insufficient votes at the time of such adjournment to approve the merger proposal or the charter amendment proposal, as applicable, or if otherwise determined by the chairperson of the meeting to be necessary or appropriate (the “adjournment proposal”).
Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Liberty TripAdvisor common stock that are present in person or represented by proxy at the special meeting and entitled to vote on the adjournment proposal at the special meeting, voting together as a single class.
THE LIBERTY TRIPADVISOR BOARD UNANIMOUSLY RECOMMENDS THAT HOLDERS OF SHARES OF LIBERTY TRIPADVISOR COMMON STOCK VOTE “FOR” THE ADJOURNMENT PROPOSAL.

STOCKHOLDER PROPOSALS AND NOMINATIONS
If the merger is completed, Liberty TripAdvisor will have no public stockholders and there will be no public participation in any future meetings of holders of shares of Liberty TripAdvisor common stock. However, if the merger is not completed, holders of shares of Liberty TripAdvisor common stock will continue to be entitled to attend and participate in stockholder meetings.
Liberty TripAdvisor currently expects that its 2025 annual meeting will be held during the third quarter of 2025. In order to be eligible for inclusion in Liberty TripAdvisor’s proxy materials for its 2025 annual meeting, any stockholder proposal must have been submitted in writing to Liberty TripAdvisor’s Corporate Secretary and received at Liberty TripAdvisor’s executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 30, 2024, unless a later date is determined and announced in connection with the actual scheduling of the annual meeting. To be considered for presentation at the 2025 annual meeting, any stockholder proposal, or any nomination by Liberty TripAdvisor’s stockholders of a person or persons for election to the Liberty TripAdvisor Board, must have been received at Liberty TripAdvisor’s executive offices at the foregoing address not earlier than March 12, 2025 and not later than April 11, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the proxy rules of the SEC regarding the inclusion of stockholder proposals in company-sponsored proxy materials, as well as the requirements set forth in Section 1.5 of the Liberty TripAdvisor bylaws.
If the 2025 annual meeting takes place more than 30 days before or 30 days after June 10, 2025 (the anniversary of the 2024 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Liberty TripAdvisor Board, will instead be required to be received at Liberty TripAdvisor’s executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2025 annual meeting is communicated to stockholders or public disclosure of the date of the 2025 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2025 annual meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Liberty TripAdvisor nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 11, 2025.
All stockholder proposals for inclusion in Liberty TripAdvisor’s proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, Liberty TripAdvisor’s charter and bylaws and Delaware law. Liberty TripAdvisor reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

HOUSEHOLDING OF PROXY MATERIALS
SEC rules permit Liberty TripAdvisor and intermediaries, such as brokers, to satisfy the delivery requirements for proxy materials by delivering a single set of proxy materials to an address shared by two or more of holders of shares of Liberty TripAdvisor capital stock, unless contrary instructions have been received in advance according to certain procedures. In cases of such contrary instructions, each stockholder continues to receive a separate notice of the meeting and proxy card.
Certain brokerage firms may have instituted householding for beneficial owners of Liberty TripAdvisor capital stock held through brokerage firms. If your family has multiple accounts holding Liberty TripAdvisor capital stock, you may have already received a householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this proxy statement. The broker will arrange for delivery of a separate copy of this proxy statement promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
Liberty TripAdvisor and Tripadvisor have filed with the SEC a transaction statement on Schedule 13E-3 with respect to the combination. The transaction statement on Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, can be obtained by following the directions set forth below. The transaction statement on Schedule 13E-3 will be amended to report promptly any material change in the information set forth in the most recent transaction statement on Schedule 13E-3 filed with the SEC.
Liberty TripAdvisor files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. The SEC maintains an Internet website that contains reports, proxy statements and other information regarding issuers, including Liberty TripAdvisor, who file electronically with the SEC. The address of that site is www.sec.gov. Other than as provided below, the information contained on the SEC’s website is expressly not incorporated by reference into this proxy statement.
In addition, the SEC allows Liberty TripAdvisor to “incorporate by reference” into this proxy statement documents Liberty TripAdvisor files with the SEC. This means that Liberty TripAdvisor can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement and the transaction statement and, with respect to this proxy statement but not with respect to the transaction statement on Schedule 13E-3, later information that Liberty TripAdvisor files with the SEC will update and supersede such information. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed is not deemed to be incorporated by reference into this proxy statement.
Liberty TripAdvisor incorporates by reference the documents listed below and, with respect to this proxy statement but not with respect to the transaction statement on Schedule 13E-3, any documents filed by Liberty TripAdvisor pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after the date of this proxy statement and prior to the date of the special meeting:
•
Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 16, 2024;

•
Quarterly Reports on Form 10-Q for the quarter ended March 31, 2024, filed with the SEC on May 8, 2024, the quarter ended June 30, 2024, filed with the SEC on August 6, 2024, and the quarter ended September 30, 2024, filed on with the SEC on November 6, 2024;

•
Current Reports on Form 8-K with the SEC on June 13, 2024, July 2, 2024, July 8, 2024, and December 19, 2024; and

•
Definitive Proxy Statement on Schedule 14A filed with the SEC on April 24, 2024.

In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.
You may obtain any of the documents that Liberty TripAdvisor files with the SEC, without charge, by requesting them in writing from Liberty TripAdvisor at the following address:
Liberty TripAdvisor Holdings, Inc.
12300 Liberty Blvd.
Englewood, CO 80112
Attention: Investor Relations
If you are a stockholder of Liberty TripAdvisor and would like to request documents, please do so at least five business days before the applicable special meeting to receive them before such special meeting. If you request any documents from Liberty TripAdvisor, Liberty TripAdvisor will mail them to you by first class mail, or another equally prompt method. Please note that all of Liberty TripAdvisor’s documents that it files with the SEC are also promptly available through the “Investor Relations” section of Liberty TripAdvisor’s website, https://www.libertytripadvisorholdings.com/investors/financial-information/sec-filings. The information included on Liberty TripAdvisor’s website is not incorporated by reference into this proxy statement. The website addresses, and the website addresses included in any documents incorporated by reference in this proxy statement, are not intended to function as hyperlinks, and the information contained on such websites and on the SEC’s website is not incorporated by reference in this proxy statement and you should not consider it a part of this proxy statement.
If you have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of this proxy statement or need help voting your shares of Liberty TripAdvisor common stock, please contact Liberty TripAdvisor’s proxy solicitor:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers may call: (212) 256-9086
Stockholders may call toll free: (888) 280-6942
LTRPA@dfking.com

MISCELLANEOUS
Liberty TripAdvisor has supplied all information relating to Liberty TripAdvisor, and Tripadvisor has supplied, and Liberty TripAdvisor has not independently verified, all of the information relating to Tripadvisor, Merger Sub or ParentSub LLC contained in this proxy statement.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT IN VOTING YOUR SHARES OF LIBERTY TRIPADVISOR COMMON STOCK AT THE SPECIAL MEETING. LIBERTY TRIPADVISOR HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [           ], 2025. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT OR IN THE DOCUMENTS THAT ARE INCORPORATED BY REFERENCE), AND THE SENDING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

Annex A
EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER
among
LIBERTY TRIPADVISOR HOLDINGS, INC.,
TRIPADVISOR, INC.
and
TELLURIDE MERGER SUB CORP.
Dated as of December 18, 2024

A-ii

A-iii

A-iv

INDEX OF DEFINED TERMS
Defined Term	Section
Acceptable Confidentiality Agreement	9.15
Acquisition Proposal	9.15
Action	9.5(b)
Affiliate	9.15
Agreement	Preamble
Alternative Acquisition Agreement	6.2(d)
Antitrust Laws	9.15
Applicable Date	4.5(a)
A&R Company Bylaws	4.4(b)
Baker Botts	9.15
Balance Sheet	4.8
Bankruptcy and Equity Exception	4.3(a)
Beneficially Own	9.15
Beneficial Owner	9.15
Beneficial Ownership	9.15
Capitalization Date	4.2(a)
Carrying Credit	9.15
Cash Award	3.5(b)
Certares	Recitals
Certares Side Letter	9.15
Certares Voting Agreement	Recitals
Certificate	3.1(c)
Certificate of Amendment	6.19
Certificate of Designations	Recitals
Certificate of Incorporation	2.1
Certificate of Merger	1.3
Change in Recommendation	6.2(d)
Citi	4.3(b)
Closing	1.2
Closing Date	1.2
Code	Recitals
Consent	4.4(a)
Common Share	3.1(a)
Common Share Merger Consideration	3.1(a)
Company	Preamble
Company, LLC	9.15
Company Board	Recitals
Company Charter Amendment	Recitals
Company Disclosure Letter	ARTICLE IV
Company Equity Awards	9.15
Company Intellectual Property	9.15

A-v

Defined Term	Section
Company Licensed IP	9.15
Company Owned IP	9.15
Company Material Adverse Effect	9.15
Company Parent Shares	6.23
Company Plan	9.15
Company Recommendation	4.3(c)
Company Related Parties	8.5(f)
Company Reports	4.5(a)
Company Requisite Approval	4.3(a)
Company Section 16 Officer	9.15
Company Stock Plan(s)	9.15
Company Stockholders Meeting	6.4(a)
Company Termination Fee	8.5(b)
Consent	4.4(a)
Contracts	4.4(b)
Covered Person	9.15
COVID-19	9.15
D&O Insurance	6.10(b)
Dealer	6.17(b)
Delaware Chancery Court	9.5(b)
DGCL	Recitals
Disinterested Stockholders	9.15
Dissenting Shares	3.1(c)
Dissenting Stockholders	3.1(a)
Effective Time	1.3
ERISA	9.15
Exchange Act	4.4(a)
Exchange Fund	3.2(a)
Exchange Rates	9.15
Exchangeable Debentures	9.15
Exchangeable Senior Debentures Indenture	9.15
Excluded Common Share	3.1(a)
Excluded Series A Preferred Share	3.1(b)
Excluded Shares	3.1(c)
Federal Reserve Board	9.15
FCPA	4.13(b)
Filing Time	6.3(b)
Foreign Competition Laws	4.4(a)
Forward Contract	9.15
Forward Contract Amendment	6.17(a)
Form FR G-3	4.20
GAAP	9.15
Governmental Entity	4.4(a)

A-vi

Defined Term	Section
HSR Act	4.4(a)
Indebtedness	9.15
Indemnified Parties	6.10(a)
Intellectual Property	9.15
Intended Tax Treatment	Recitals
Intervening Event	9.15
Investee	9.15
IT Systems	9.15
Knowledge of the Company	9.15
Knowledge of Parent	9.15
Law	9.15
Liberty Media	9.15
Liberty Media Contracts	9.15
Liberty Media Letter Agreement	9.15
Liberty Media Side Letter	9.15
Licenses	4.13(a)
Lien	4.2(e)
Maffei	9.15
Maffei Voting Agreement	Recitals
Margin Stock	9.15
Marks	9.15
Material Contracts	4.14(i)
Merger	Recitals
Merger Consideration	3.1(c)
Merger Sub	Preamble
Necessary Information	6.22(c)
Non-Recourse Party	9.14
O’Melveny	9.15
Option	3.5(a)
Order	9.15
OTC	6.3(c)
Other Company Filing	6.3(c)
Parent	Preamble
Parent Acquisition Proposal	9.15
Parent Board	Recitals
Parent Business Combination	6.1(f)
Parent Class B Common Stock	4.11
Parent Common Stock	4.11
Parent Credit Agreement	9.15
Parent Disclosure Letter	ARTICLE V
Parent Loan Facility	9.15
Parent Loan Facility Guarantors	9.15
Parent Material Adverse Effect	9.15

A-vii

Defined Term	Section
Parent Related Parties	8.5(f)
Parent Reports	9.15
Parent Section 16 Officer	9.15
Parent Shares	6.23
ParentSub LLC	Recitals
ParentSub LLC Merger	Recitals
Paying Agent	3.2(a)
Payment	8.5(e)
Permitted Liens	9.15
Permitted Parent Access Circumstance	6.22(c)
Person	9.15
Personal Information	9.15
Post-Closing Representation	6.22(a)
Potter Anderson	9.15
Privacy Laws	9.15
Privacy Requirements	9.15
Privileged Information	9.15
Proceedings	4.7
Processing	9.15
Protected Information	9.15
Proxy Statement	6.3(a)
Real Property	4.19
Registered IP	4.16(a)
Regulation U	9.15
Related Parties	8.5(f)
Representative	9.15
Represented Persons	6.22(a)
Restated Company Certificate of Incorporation	Recitals
Restated Parent Bylaws	5.8(b)
Restated Parent Certificate of Incorporation	5.8(b)
Rev. Proc. 2018-12	6.18(b)
Schedule 13E-3	6.3(a)
SEC	4.5(a)
Securities Act	4.4(a)
Series A Common Share Merger Consideration	3.1(a)
Series A Common Stock	3.1(a)
Series A Option	3.5(a)
Series A Preferred Shares	3.1(b)
Series A Preferred Share Cash Merger Consideration	3.1(b)
Series A Preferred Share Equity Merger Consideration	3.1(b)
Series A Preferred Share Merger Consideration	3.1(b)
Series B Common Share Merger Consideration	3.1(a)
Series B Common Stock	3.1(a)

A-viii

Defined Term	Section
Series B Option	3.5(a)
Series C Common Stock	4.2(a)
Shares	3.1(c)
Sherman	9.15
Skadden	9.15
Solvent	9.15
Special Committee	Recitals
Staff	6.3(b)
Subsidiary	9.15
Superior Proposal	9.15
Surviving Corporation	1.1
Takeover Statute	4.9
Tax	9.15
Tax Return	9.15
Taxable	9.15
Termination Date	8.2(a)
Trade Secrets	9.15
Transaction Documents	9.15
Treasury Regulations	9.15
Uncertificated Series A Preferred Shares	3.1(c)
Uncertificated Shares	3.1(c)
Voting Agreements	Recitals
Willful Breach	9.15
Exhibits:
Exhibit A:
Form of Amended and Restated Certificate of Incorporation

Exhibit B:
Form of Amended and Restated Bylaws

Exhibit C:
Form of Certificate of Amendment to the Restated Company Certificate of Incorporation

A-ix

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), is entered into as of December 18, 2024, by and among Liberty TripAdvisor Holdings, Inc., a Delaware corporation (the “Company”), Tripadvisor, Inc., a Delaware corporation (“Parent”), and Telluride Merger Sub Corp., a Delaware corporation and an indirect wholly owned Subsidiary of Parent (“Merger Sub”).
RECITALS
WHEREAS, the board of directors of the Company (the “Company Board”) has, as of the date of this Agreement, by resolutions duly adopted, unanimously (a) determined that this Agreement, including the merger of Merger Sub with and into the Company with the Company surviving the merger as the surviving corporation (the “Merger”), the Parent Loan Facility, the Maffei Voting Agreement and the transactions contemplated thereby, the Certares Voting Agreement and the transactions contemplated thereby, the Certares Side Letter and the transactions contemplated thereby, and the other transactions contemplated hereby, are advisable and fair to, and in the best interests of, the Company and its stockholders, including the Disinterested Stockholders, (b) declared this Agreement and the transactions contemplated hereby (including the Merger) advisable, (c) approved this Agreement, the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and agreements contained herein and the consummation of the Merger and the other transactions contemplated hereby upon the terms and subject to the conditions contained herein, (d) approved and declared advisable an amendment (the “Company Charter Amendment”) to the Restated Certificate of Incorporation of the Company, dated August 27, 2014 (the “Restated Company Certificate of Incorporation”), that amends certain provisions of the Certificate of Designations of 8% Series A Cumulative Redeemable Preferred Stock of the Company, dated March 15, 2020 (the “Certificate of Designations”), (e) directed that the adoption of this Agreement and the Company Charter Amendment be submitted to a vote of the stockholders of the Company entitled to vote thereon at the Company Stockholders Meeting, and (f) subject to Section 6.2, resolved to recommend that the stockholders of the Company entitled to vote thereon approve the adoption of this Agreement and the Company Charter Amendment in accordance with the General Corporation Law of the State of Delaware (“DGCL”);
WHEREAS, the board of directors of Parent (the “Parent Board”) has formed a special committee (the “Special Committee”), consisting solely of non-management independent members of the Parent Board who are not affiliates of the Company to, among other things, evaluate and oversee the terms of this Agreement, the Merger and the other transactions contemplated hereby, and to make a recommendation to the Parent Board as to whether Parent and Merger Sub should enter into this Agreement;
WHEREAS, the Special Committee has, as of the date of this Agreement, by resolutions duly adopted, unanimously (a) determined that this Agreement and the transactions contemplated hereby, including the Merger and the Parent Loan Facility are advisable, fair to, and in the best interests of, Parent and its stockholders (excluding the Company, its Affiliates and Certares), (b) recommended to the Parent Board that the Parent Board (i) determine that this Agreement, the transactions contemplated hereby, including the Merger and the Parent Loan Facility, are fair to, and in the best interests of, Parent and its stockholders (excluding the Company, its Affiliates and Certares), (ii) declare this Agreement and the transactions contemplated hereby (including the Merger and the Parent Loan Facility) advisable and (iii) approve this Agreement, the execution and delivery by Parent and Merger Sub of this Agreement, the performance by Parent and Merger Sub of the covenants and agreements contained herein and the consummation of the transactions contemplated hereby, including the Merger and the Parent Loan Facility, upon the terms and subject to the conditions contained herein;
WHEREAS, the Parent Board, having received the unanimous recommendation of the Special Committee, has, as of the date of this Agreement, by resolutions duly adopted, (a) determined that this Agreement and the transactions contemplated hereby, including the Merger and the Parent Loan Facility are fair to, and in the best interests of, Parent and its stockholders (excluding the Company, its Affiliates and Certares), (b) declared this Agreement and the transactions contemplated hereby (including the Merger and the Parent Loan Facility) advisable and (c) approved this Agreement, the execution and delivery by Parent and Merger Sub of this Agreement, the performance by Parent and Merger Sub of its covenants and agreements contained herein and the consummation of the Merger and the other transactions contemplated hereby upon the terms and subject to the conditions contained herein;
WHEREAS, the board of directors of Merger Sub, by resolutions duly adopted, has unanimously (a) approved and declared advisable this Agreement, the Merger and the consummation of the other transactions contemplated hereby upon the terms and subject to the conditions set forth in this Agreement, (b) determined that the Merger is fair to, and in the best interests of, Merger Sub and its sole stockholder, (c) resolved to recommend that the sole stockholder of Merger Sub approve the adoption of this Agreement and (d) directed that the adoption of this Agreement be submitted to a vote of the sole stockholder of Merger Sub;
WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and material inducement to Parent entering into this Agreement, Maffei is entering into a voting agreement with the Company and Parent (the “Maffei Voting Agreement”), agreeing to vote certain Shares Beneficially Owned by Maffei in favor of approving the adoption of this Agreement, the Merger and the transactions contemplated hereby, including voting in favor of approving the adoption of the Company Charter Amendment, subject to the terms and conditions set forth therein;
WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and material inducement to Parent entering into this Agreement, Certares LTRIP LLC, a Delaware limited liability company (“Certares”), is entering into a voting agreement with the Company and Parent (the “Certares Voting Agreement” and together with the Maffei Voting Agreement, collectively, the “Voting Agreements”), agreeing to vote certain Shares Beneficially Owned by Certares in favor of approving the adoption of the Company Charter Amendment, subject to the terms and conditions set forth therein;
WHEREAS, immediately following the Effective Time (as defined below), the Surviving Corporation (as defined below) shall be merged with and into TellurideSub LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of Parent (“ParentSub LLC”), and the separate corporate existence of the Surviving Corporation shall thereupon cease (the “ParentSub LLC Merger”);
WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with this Agreement; and
WHEREAS, for U.S. federal income tax purposes, the parties intend that the Merger taken together with the ParentSub LLC Merger qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulations promulgated thereunder (the “Intended Tax Treatment”), and that this Agreement be, and is hereby, adopted as a plan of reorganization within the meaning of Section 368(a) of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3.
NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the receipt and sufficiency of which are acknowledged and agreed, the parties hereto agree as follows:
ARTICLE I
THE MERGER; CLOSING; EFFECTIVE TIME
1.1   The Merger.   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (in such capacity, sometimes hereinafter referred to as the “Surviving Corporation”), and become, directly or indirectly, a wholly owned Subsidiary of Parent, and the separate corporate existence of the Company with all its property, rights, privileges, powers and franchises shall continue unaffected by the Merger, except as set forth in ARTICLE II. The Merger shall have the effects specified in the DGCL, this Agreement and the Certificate of Merger (as defined below).
1.2   Closing.   Unless this Agreement shall have been terminated pursuant to ARTICLE VIII and unless otherwise mutually agreed in writing by the parties hereto, the closing of the Merger (the “Closing”) shall be conducted remotely via the electronic exchange of documents and signatures at 8:00 a.m., Eastern

Time, on the date that is three (3) Business Days following the day on which the last to be satisfied or waived of each of the conditions set forth in ARTICLE VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) shall have been satisfied or waived in accordance with this Agreement. The date on which the Closing occurs is referred to as the “Closing Date”.
1.3   Effective Time.   On the terms and subject to the conditions set forth herein, on the Closing Date, Parent and the Company will cause the certificate of merger with respect to the Merger (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in the DGCL. The Merger shall become effective on the date and at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed upon by the Company and Parent in writing and set forth in the Certificate of Merger in accordance with the DGCL (the “Effective Time”).
ARTICLE II
ORGANIZATIONAL DOCUMENTS, DIRECTORS AND OFFICERS
OF THE SURVIVING CORPORATION
2.1   The Certificate of Incorporation.   At the Effective Time, the certificate of incorporation of the Company in effect immediately prior to the Effective Time (the “Certificate of Incorporation”) shall be amended and restated in its entirety to read in the form set forth in Exhibit A until thereafter amended as provided therein and applicable Law, subject to Section 6.10.
2.2   The Bylaws.   At the Effective Time, the bylaws of the Company in effect immediately prior to the Effective Time (the “Bylaws”) shall be amended and restated in their entirety to read in the form set forth in Exhibit B until thereafter amended as provided therein and applicable Law, subject to Section 6.10.
2.3   Directors of Surviving Corporation.   The parties hereto shall take all actions necessary so that the directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation to hold office until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Certificate of Incorporation and the Bylaws.
2.4   Officers of the Surviving Corporation.   The parties hereto shall take all actions necessary so that the officers of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Certificate of Incorporation and the Bylaws.
ARTICLE III
EFFECT OF THE MERGER ON SECURITIES;
EXCHANGE
3.1   Effect on Capital Stock.   At the Effective Time, as a result of the Merger and without any action on the part of the holder of any securities of the Company, Parent or Merger Sub or any other person:
(a)   Common Share Merger Consideration.   Each share of Series A common stock, par value $0.01, of the Company (the “Series A Common Stock”) and Series B common stock, par value $0.01, of the Company (the “Series B Common Stock” and together with the Series A Common Stock, collectively, the “Common Shares” and each a “Common Share”) issued and outstanding immediately prior to the Effective Time (other than (i) the Common Shares owned by Parent or Merger Sub, (ii) the Common Shares owned by the Company as treasury stock (each such Common Share referred to in clauses (i) and (ii) above, an “Excluded Common Share” and, collectively, the “Excluded Common Shares”) and (iii) Common Shares that are held by stockholders (“Dissenting Stockholders”) who (A) have not voted in favor of the Merger or consented to it in writing and (B) have properly demanded appraisal rights of such Common Shares in accordance with, and have complied in all respects with, all provisions of Section 262 of the DGCL concerning the rights of holders of Common Shares to demand appraisal of such Common Shares in connection with the Merger) shall be converted into the right to receive cash without interest thereon, with (x) each share of Series A Common Stock receiving

$0.2567 in cash (without interest thereon) (the “Series A Common Share Merger Consideration”) and (y) each share of Series B Common Stock receiving $0.2567 in cash (without interest thereon) (the “Series B Common Share Merger Consideration” and, together with the Series A Common Share Merger Consideration, collectively, the “Common Share Merger Consideration”).
(b)   Series A Preferred Share Merger Consideration.   All of the shares of 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01, of the Company (the “Series A Preferred Shares”) issued and outstanding immediately prior to the Effective Time (other than (i) the Series A Preferred Shares owned by Parent or Merger Sub and (ii) the Series A Preferred Shares owned by the Company as treasury stock (each such Series A Preferred Share referred to in clauses (i) and (ii) above, an “Excluded Series A Preferred Share” and, collectively, the “Excluded Series A Preferred Shares”)) shall be converted into the right to receive in the aggregate (A) $42,471,000 in cash, without interest thereon (the “Series A Preferred Share Cash Merger Consideration”) and (B) 3,037,959 validly issued, fully paid and nonassessable shares of Parent Common Stock (the “Series A Preferred Share Equity Merger Consideration” and, together with the Series A Preferred Share Cash Merger Consideration, collectively, the “Series A Preferred Share Merger Consideration”).
(c)   At the Effective Time, all of the Common Shares and the Series A Preferred Shares (collectively, the “Shares”) (other than the Excluded Common Shares and Excluded Series A Preferred Shares (collectively, the “Excluded Shares”) and the Common Shares owned by Dissenting Stockholders (the “Dissenting Shares”)) then issued and outstanding shall cease to be outstanding, shall be cancelled and shall cease to exist, and (i) each certificate (a “Certificate”) formerly representing any of the Shares (other than the Excluded Shares and the Dissenting Shares) and (ii) each book-entry account formerly representing any uncertificated Common Shares (“Uncertificated Common Shares”) (other than the Excluded Shares and the Dissenting Shares) or any uncertificated Series A Preferred Shares (“Uncertificated Series A Preferred Shares”) shall thereafter represent only the right to receive the applicable Common Share Merger Consideration or the Series A Preferred Share Merger Consideration, as applicable (collectively, the “Merger Consideration”), and the holders thereof shall cease to have any rights with respect to such Shares other than the right to receive the applicable Merger Consideration upon surrender thereof in accordance with Section 3.2, and each Certificate and Uncertificated Share formerly representing Shares owned by Dissenting Stockholders shall thereafter represent only the right to receive the payment of which reference is made in Section 3.3.
(d)   Cancellation of Excluded Shares.   Each Excluded Share issued and outstanding as of immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the Company, Parent or Merger Sub, cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist.
(e)   Merger Sub.   Each share of common stock, par value $0.01, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one (1) share of common stock, par value $0.01, of the Surviving Corporation.
3.2   Exchange of Certificates.
(a)   Paying Agent.   Immediately prior to the Effective Time, Parent shall deposit, or cause to be deposited, with a paying agent selected by Parent with the Company’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed (the “Paying Agent”), for the benefit of the holders of (i) Common Shares (other than Excluded Common Shares and Dissenting Shares) an aggregate amount of cash comprising the amounts required to be delivered pursuant to Section 3.1(a) in respect of Common Shares and (ii) Series A Preferred Shares (other than Excluded Series A Preferred Shares), (A) an aggregate amount of cash comprising amounts required to be delivered pursuant to Section 3.1(b), (B) an aggregate number of uncertificated, whole book-entry shares of Parent Common Stock comprising the Series A Preferred Share Equity Merger Consideration and (C) cash in an amount sufficient to pay any dividends or distributions as provided in Section 3.2(d), in each case, without any interest (such aggregate amount of consideration being hereinafter referred to as the “Exchange Fund”). The Paying Agent shall invest the cash portion of the Exchange Fund as directed by Parent; provided that (x) such investments shall be an obligation of, or guaranteed by, the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service,

Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or bankers’ acceptances of commercial banks and (y) no such investment (or losses thereon) shall affect the amount of Merger Consideration payable to the holders of Shares pursuant to Section 3.1. To the extent that there are losses with respect to such investments, or the Exchange Fund diminishes for any other reason below the level required to make prompt cash payment as contemplated by Section 3.1, Parent shall promptly replace or restore the cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient to make all cash payments required pursuant to Section 3.1. No later than five (5) Business Days prior to the Closing Date, Parent shall enter into an agreement with the Paying Agent, in form and substance reasonably satisfactory to the Company (which confirmation of satisfaction shall not be unreasonably withheld, conditioned or delayed), to effect the applicable terms of this Agreement.
(b)   Exchange Procedures.   Promptly after the Effective Time (and in any event, in the case of holders of Common Shares within five (5) Business Days thereafter or in the case of holders of Series A Preferred Shares within one (1) Business Day thereafter), Parent shall cause the Paying Agent to mail to each holder of record of a Certificate representing Common Shares and deliver to each holder of record a Certificate representing Series A Preferred Shares, in each case outstanding immediately prior to the Effective Time, as applicable (other than the Excluded Shares and Shares owned by Dissenting Stockholders): (i) a letter of transmittal in a form reasonably acceptable to the Company (which such consent must be provided by the Company prior to the Closing) advising such holder of the effectiveness of the Merger and the conversion of its Certificates into the applicable Common Share Merger Consideration or the Series A Preferred Share Merger Consideration, as applicable, and specifying that delivery shall be effected, and risk of loss and title to such Certificates shall pass, only upon delivery of the Certificates (or affidavits of loss in lieu of such Certificates, as provided in Section 3.2(g)) and (ii) instructions for use in effecting the surrender of such Certificates (or affidavits of loss in lieu of such Certificates as provided in Section 3.2(g)). Upon the surrender of the Certificates (or affidavits of loss in lieu thereof as provided in Section 3.2(g)) to the Paying Agent in accordance with the terms of such transmittal materials, the holders of such Certificates shall be entitled to receive in exchange therefor, and Parent shall cause the Paying Agent to pay or deliver as promptly as reasonably practicable thereafter (and in any event, in the case of holders of Certificates representing Series A Preferred Shares, within two (2) Business Days), an amount in immediately available funds (or, if no wire transfer instructions are provided, a check, and in each case, after giving effect to any required Tax withholding provided in Section 3.2(i)) equal to the cash amount (rounded to the nearest cent) that such holder is entitled to receive pursuant to Section 3.1(a) or Section 3.1(b), as applicable, cash in an amount sufficient to pay any dividends or distributions as provided in Section 3.2(d), and/or a number of shares of Parent Common Stock which shall represent, in the aggregate, the whole number of shares of Parent Common Stock that such holder has the right to receive pursuant to Section 3.1(b), as applicable, in each case, after giving effect to any required Tax withholding provided in Section 3.2(i), and the Certificates so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable to holders of such Certificates. In the event of a transfer of ownership of Common Shares or Series A Preferred Shares, as applicable, represented by such Certificates that are not registered in the transfer records of the Company, a check for any cash to be paid or the shares of Parent Common Stock to be exchanged, as applicable, upon due surrender of such Certificates, may be issued and/or paid to such a transferee if such Certificates formerly representing such Common Shares or Series A Preferred Shares, as applicable, are presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid or are not applicable.
(c)   Uncertificated Shares.   Promptly after the Effective Time (and in any event, in the case of holders of Common Shares within five (5) Business Days thereafter or in the case of holders of Series A Preferred Shares within one (1) Business Day thereafter), Parent shall cause the Paying Agent to (i) mail to each registered holder of Uncertificated Common Shares (other than in respect of the Excluded Shares and Dissenting Shares) and deliver to each registered holder of Uncertificated Series A Preferred Shares (other than in respect of the Excluded Shares and Dissenting Shares) materials advising such holder of the effectiveness of the Merger and the conversion of (A) the Common Shares into the right to receive the applicable Common Share Merger Consideration and (B) the Series A Preferred Shares into the right to receive the Series A Preferred Share Merger Consideration, as

applicable, and (ii) deliver (A) the applicable Common Share Merger Consideration that such holder is entitled to receive in respect of its Common Shares pursuant to Section 3.1(a) and (B) the Series A Preferred Share Merger Consideration that such holder is entitled to receive in respect of its Series A Preferred Shares pursuant to Section 3.1(b) (in each case, after giving effect to any required Tax withholdings as provided in Section 3.2(i)), without interest thereon.
(d)   Distributions with Respect to Unexchanged Shares.   All shares of Parent Common Stock to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time and whenever a dividend or other distribution is declared by Parent in respect of the Parent Common Stock, the record date for which is after the Effective Time, that declaration shall include dividends or other distributions in respect of all shares of Parent Common Stock issuable in the Merger. No dividends or other distributions in respect of the Parent Common Stock issued pursuant to the Merger shall be paid to any holder of any unsurrendered Certificate until such Certificate (or affidavit of loss in lieu thereof) is surrendered for exchange in accordance with this ARTICLE III. Subject to the effect of applicable Laws, following surrender of any such Certificate (or affidavit of loss in lieu thereof), there shall be issued and/or paid to the holder of the whole shares of Parent Common Stock issued in exchange therefor, without interest thereon, (i) at the time of such surrender, the dividends or other distributions with a record date after the Effective Time theretofore payable with respect to such whole shares of Parent Common Stock and not paid and (ii) at the appropriate payment date, the dividends or other distributions payable with respect to such whole shares of Parent Common Stock with a record date after the Effective Time, but with a payment date subsequent to surrender.
(e)   Transfers.   From and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the Shares that were outstanding immediately prior to the Effective Time.
(f)   Termination of the Exchange Fund.   Any portion of the Exchange Fund (including the proceeds of any investments of the Exchange Fund) that remains unclaimed by the stockholders of the Company for twelve (12) months after the Effective Time shall be delivered, at Parent’s option, to Parent. Any holder of Shares (other than the Excluded Shares) who has not theretofore complied with this ARTICLE III shall thereafter look only to Parent for delivery of any payment of Merger Consideration and cash in an amount sufficient to pay any dividends or distributions, as applicable (after giving effect to any required Tax withholdings as provided in Section 3.2(i)) upon due surrender of its Certificates (or affidavits of loss in lieu of such Certificates as provided in Section 3.2(g)), without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. To the fullest extent permitted by Law, immediately prior to the date any Merger Consideration would otherwise escheat to or become the property of any Governmental Entity, such Merger Consideration shall become the property of ParentSub LLC, free and clear of all claims or interest of any Person previously entitled thereto.
(g)   Lost, Stolen or Destroyed Certificates.   In the event any of the Certificates shall have been lost, stolen or destroyed, upon the making of an affidavit (in form and substance satisfactory to the Company) of that fact by the Person claiming such Certificate to be lost, stolen or destroyed to the Paying Agent or ParentSub LLC, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration that would have been issuable or payable pursuant to the provisions of this ARTICLE III (after giving effect to any required Tax withholdings as provided in Section 3.2(i)) had such lost, stolen or destroyed Certificates been surrendered. No bond or other surety shall otherwise be required to be paid, posted or delivered in connection with the foregoing.
(h)   Tax Treatment.   For all purposes of this Section 3.2 and for U.S. federal income tax purposes, and in accordance with Treasury Regulations Section 1.358-2(a)(2)(ii), a holder of Series A Preferred Shares will be treated as having surrendered, in exchange for the Series A Preferred Share Cash Merger Consideration to be paid to such holder pursuant to Section 3.1, a number of Series A Preferred Shares (which are specifically identified by such holder in the letter of transmittal to be exchanged for such holder’s aggregate Series A Preferred Share Cash Merger Consideration) equal to the product of (A) the total number of Series A Preferred Shares held by such holder and converted into the right to receive the Series A Preferred Share Merger Consideration pursuant to this Agreement and (B) a fraction, the numerator of which is the Series A Preferred Share Cash Merger Consideration and the denominator of which is the sum of (x) the fair market value of the Series A Preferred Share Equity Merger Consideration and (y) the Series A Preferred Share Cash Merger Consideration.
(i)   Withholding Rights.   Each of Parent, Merger Sub, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or any other applicable state, local or foreign Tax Law. To the extent that amounts are so deducted or withheld and timely remitted by Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as applicable, to the applicable Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as the case may be.
3.3   Dissenters’ Rights.   Notwithstanding anything to the contrary herein, any Dissenting Shares (until such time as such stockholder effectively withdraws, fails to perfect, or otherwise loses such stockholder’s appraisal rights under the DGCL with respect to such shares, at which time such shares shall cease to be Dissenting Shares, as applicable) shall not be converted into or represent the right to receive the applicable Common Share Merger Consideration pursuant to the provisions of this ARTICLE III unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or otherwise lost such holder’s right to appraisal under the DGCL, and instead and in lieu thereof the Dissenting Stockholders shall be entitled to receive only the payments provided by Section 262 of the DGCL with respect to the Common Shares owned by such Dissenting Stockholders. From and after the Effective Time, all Dissenting Shares shall no longer be outstanding and shall be cancelled and cease to exist, and each Dissenting Stockholder shall cease to have any rights with respect thereto, except the right to receive the fair value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL. Notwithstanding the foregoing, if, after the Effective Time any Person who otherwise would be deemed a Dissenting Stockholder shall have failed to properly perfect or shall have effectively withdrawn or otherwise lost the right to appraisal under Section 262 of the DGCL or if a court of competent jurisdiction shall finally determine that the Dissenting Stockholder is not entitled to relief provided by Section 262 of the DGCL with respect to any Common Shares, such Common Shares shall thereupon be treated as though such Common Shares had been converted, as of the Effective Time, into the right to receive the applicable Common Share Merger Consideration without interest and less any required Tax withholding. Prior to the Effective Time, the Company shall give Parent written notice as promptly as reasonably practicable of any written demands for appraisal, attempted withdrawals of such demands, and any other instruments served pursuant to applicable Law received by the Company relating to stockholders’ rights of appraisal. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands. Any amounts required to be paid in respect of the Common Shares held by the Dissenting Stockholders shall be paid by Parent or Parent shall cause ParentSub LLC to pay such amounts.
3.4   Adjustments to Prevent Dilution.   In the event that Parent or the Company changes the number of Parent Shares (as defined below), Shares or securities convertible or exchangeable into or exercisable for Parent Shares or Shares, as applicable, in each case issued and outstanding prior to the Effective Time as a result of a distribution, reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, subdivision, or other similar transaction, the Merger Consideration shall be equitably adjusted to eliminate the effects of such event on the Merger Consideration.
3.5   Treatment of Equity Awards.
(a)   Treatment of Stock Options.   At the Effective Time, with respect to each outstanding option (a “Option”) to purchase Series A Common Stock granted under a Company Stock Plan (a “Series A Option”), whether vested or unvested, (i) if the per Common Share exercise price of such Option is equal to or greater than the Series A Common Share Merger Consideration, such Option shall terminate and be cancelled as of immediately prior to the Effective Time, without any consideration being payable in respect thereof, and have no further force or effect and (ii) if the per Common Share exercise price of such Option is less than the Series A Common Share Merger Consideration, such

Option shall become fully vested and shall terminate and be automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive, in accordance with this Section 3.5(a), a lump sum cash payment in the amount equal to (A) the number of shares of Series A Common Stock underlying the Option immediately prior to the Effective Time, multiplied by (B) an amount equal to the Series A Common Share Merger Consideration minus the applicable exercise price. At the Effective Time, with respect to each outstanding Option to purchase Series B Common Stock granted under a Company Stock Plan (a “Series B Option”), whether vested or unvested, (i) if the per Common Share exercise price of such Option is equal to or greater than the Series B Common Share Merger Consideration, such Option shall terminate and be cancelled as of immediately prior to the Effective Time, without any consideration being payable in respect thereof, and have no further force or effect and (ii) if the per Common Share exercise price of such Option is less than the Series B Common Share Merger Consideration, such Option shall become fully vested and shall terminate and be automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive, in accordance with this Section 3.5(a), a lump sum cash payment in the amount equal to (A) the number of shares of Series B Common Stock underlying the Option immediately prior to the Effective Time, multiplied by (B) an amount equal to the Series B Common Share Merger Consideration minus the applicable exercise price. From and after the Effective Time, each Option shall no longer be exercisable by the former holder thereof, but shall only entitle such holder to the payment of the amount described in this Section 3.5(a), if any. Parent shall, or, if applicable, shall cause one of its Subsidiaries to, pay the amounts (if any) payable under this Section 3.5(a) to each former holder of an Option that was outstanding immediately prior to the Effective Time through ParentSub LLC’s payroll to such former holder, as soon as practicable following the Effective Time (but in any event not later than ten (10) calendar days thereafter), net of any Taxes withheld pursuant to Section 3.2(i).
(b)   Treatment of Cash Awards.   Each outstanding cash award (a “Cash Award”) under a Company Stock Plan, whether vested or unvested, outstanding at the Effective Time shall be paid (in the case of performance-based Cash Awards, at the applicable target level of performance) on the Closing Date. Such cash payments shall be made through ParentSub LLC’s payroll and shall be subject to applicable Tax withholding requirements. From and after the Effective Time, each Cash Award shall only entitle the applicable award holder to the payment of the amount described in this Section 3.5(b).
(c)   Further Action.   At or prior to the Effective Time, the Company, the Company Board and the compensation committee of the Company Board, as applicable, shall adopt any resolutions and take any actions which are reasonably necessary (i) to effectuate the provisions of this Section 3.5 and (ii) cause the Company Stock Plans to terminate at the Effective Time.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (a) as set forth in the corresponding sections or subsections of the disclosure letter delivered to Parent by the Company at the time of entering into this Agreement (the “Company Disclosure Letter”), it being understood and agreed that any disclosure set forth in one section or subsection of the Company Disclosure Letter shall be deemed to be disclosed with respect to, and shall be deemed to apply to and qualify, the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement to the extent the qualifying nature of such disclosure with respect to such other section or subsection is reasonably apparent on the face of such disclosure, or (b) as disclosed in any Company Reports filed with the SEC on or after the Applicable Date and prior to the second Business Day prior to the date of this Agreement (excluding any disclosures (other than statements of historical fact) contained in any “Forward-Looking Statements” and “Risk Factors” sections of such Company Reports and any other disclosures included or referenced in any such Company Reports that are cautionary, predictive or forward looking in nature); provided that nothing disclosed in any such Company Reports will be deemed to modify or quantify the representations and warranties set forth in the first sentence of Section 4.6, the Company hereby represents and warrants to Parent and Merger Sub as follows (provided, that no representation or warranty is made in this ARTICLE IV with respect to the substance of any financial or other information (i) which has directly been provided by Parent for the purpose of assisting the Company with its SEC reporting obligations as a public company or (ii) extracted and reproduced in the Company Reports from the Parent Reports):

4.1   Organization, Good Standing and Qualification.   The Company is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. The Company has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to have such power or authority would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each of the Company’s Subsidiaries is a legal entity duly organized, validly existing and (where such concept is recognized) in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted. Each of the Company and its Subsidiaries is duly qualified or licensed, and has all necessary governmental approvals, to do business and (where such concept is recognized) is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such approvals, qualification or licensing necessary, except where the failure to be so duly approved, qualified or licensed and in good standing would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
4.2   Capital Structure.
(a)   The authorized capital stock of the Company consists of (i) 200,000,000 shares of Series A Common Stock, (ii) 7,500,000 shares of Series B Common Stock, (iii) 200,000,000 shares of Series C Common Stock, par value $0.01 (the “Series C Common Stock”) and (iv) 50,000,000 shares of Preferred Stock, of which 187,414 shares have been designated as 8% Series A Cumulative Redeemable Preferred Stock. As of the close of business on December 16, 2024 (the “Capitalization Date”), (A) 73,084,484 shares of Series A Common Stock were issued and outstanding, (B) 4,815,438 shares of Series B Common Stock were issued and outstanding, (C) no shares of Series C Common Stock were issued and outstanding, (D) 187,414 Series A Preferred Shares were issued and outstanding, (E) no Shares are held in the treasury of the Company, (F) no Shares were held by any Subsidiary of the Company, and (G) 1,529,221 Common Shares were reserved for issuance under the Company Stock Plans (of which 929,999 Common Shares were subject to outstanding Series A Options and 599,222 Common Shares were subject to outstanding Series B Options). As of the Capitalization Date, Cash Awards in an aggregate of $1,176,266 were outstanding. All of the outstanding Shares have been duly authorized and validly issued and are fully paid and nonassessable, and were not issued in violation of any preemptive or similar rights or applicable Law.
(b)   From the Capitalization Date to the execution of this Agreement, the Company has not issued any Shares, except pursuant to the exercise of Options outstanding as of the Capitalization Date, in accordance with their terms, and, since the Capitalization Date, the Company has not granted any Options or restricted stock units or Cash Awards.
(c)   Except as set forth in Section 4.2(a), as of the date of this Agreement, there are no outstanding (i) shares of capital stock or equity securities or obligations of the Company or its Subsidiaries convertible into or exchangeable for shares of capital stock or other equity or voting securities of the Company or its Subsidiaries or (ii) rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, rights of first refusal, rights of first offer, “phantom” stock rights, equity-based compensation, contingent value rights, subscriptions, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity or voting securities of the Company or any of its Subsidiaries or any securities or obligations convertible into or exchangeable or exercisable for, or giving any Person a right to subscribe for or acquire from the Company or any of its Subsidiaries any equity or voting securities of the Company or any of its Subsidiaries, including pursuant to any offer letter. The Company does not have outstanding any bonds, debentures, notes or other obligations that grant the holders thereof the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter. Each Option and Cash Award was granted in accordance with the terms of the applicable Company Stock Plan and all other applicable Law.
(d)   Section 4.2(d) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a complete and accurate list identifying all of the outstanding Options and Cash Awards granted under the applicable Company Stock Plan or otherwise, including the holder, the type of award, the number of Common Shares subject thereto or the cash value thereof (assuming target achievement of applicable performance goals for the Cash Awards, as applicable), the date of grant, vesting schedule, and in the case of any Option, the exercise price and expiration date.
(e)   Section 4.2(e) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a complete and accurate list identifying (i) each of the Company’s Subsidiaries and the ownership interest of the Company and its Subsidiaries in each such Subsidiary and (ii) any other Person (other than Parent and its Subsidiaries) in which the Company or any of its Subsidiaries holds capital stock or other equity interest (other than securities held by any employee benefit plan of the Company or any of its Subsidiaries or any trustee, agent or other fiduciary in such capacity under any such employee benefit plan). No Subsidiary of the Company owns any Shares. Each of the outstanding shares of capital stock or other securities of each of the Company’s Subsidiaries has been duly authorized and validly issued and is fully paid and nonassessable and is owned by the Company or by a direct or indirect wholly owned Subsidiary of the Company, free and clear of any lien, charge, pledge, security interest, claim or other encumbrance (each, a “Lien”), except for Permitted Liens and Liens arising under applicable securities Laws.
4.3   Corporate Authority and Approval; Financial Advisor Opinion.
(a)   The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the Merger, subject only to (i) the adoption of this Agreement by the affirmative vote of holders of a majority of the aggregate voting power of the outstanding Common Shares entitled to vote thereon, voting together as a single class, and (ii) the adoption of the Company Charter Amendment by (A) the affirmative vote of holders of a majority of the aggregate voting power of the outstanding Common Shares entitled to vote thereon, voting together as a single class, and (B) written consent or affirmative vote of the majority of the holders of the then outstanding Series A Preferred Shares entitled to vote thereon, given in writing or by vote at a meeting, consenting or voting (as the case may be), separately as a class (clauses (i) and (ii) together, the “Company Requisite Approval”). This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by Parent and Merger Sub, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exception”).
(b)   The Company Board has received the opinion of Citigroup Global Markets Inc. (“Citi”), financial advisor to the Company, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the Common Share Merger Consideration to be received by the holders of Common Shares (other than Maffei and his Affiliates) pursuant to this Agreement is fair, from a financial point of view, to such holders (it being understood and agreed that such opinion is for the benefit of the Company Board and may not be relied on by Parent or Merger Sub for any purpose).
(c)   As of the date hereof, the Company Board, has, by resolutions duly adopted, unanimously (i) determined that this Agreement, including the Merger, the Parent Loan Facility, the Maffei Voting Agreement and the transactions contemplated thereby, the Certares Voting Agreement and the transactions contemplated thereby, the Certares Side Letter and the transactions contemplated thereby, and the other transactions contemplated hereby are advisable and fair to, and in the best interests of, the Company and its stockholders, including the Disinterested Stockholders, (ii) declared this Agreement and the transactions contemplated hereby (including the Merger) advisable, (iii) approved this Agreement, the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and agreements contained herein and the consummation of the Merger and the other transactions contemplated hereby upon the terms and subject to the conditions contained herein, (iv) approved and declared advisable the Company Charter Amendment to the Restated Company Certificate of Incorporation that amends certain provisions of the Certificate of Designations, (v) directed that the adoption of this Agreement and the Company Charter Amendment be submitted to a vote of the stockholders of the Company entitled to vote thereon at the Company Stockholders

Meeting, and (vi) subject to Section 6.2, resolved to recommend that the stockholders of the Company entitled to vote thereon approve the adoption of this Agreement and the Company Charter Amendment in accordance with the DGCL (the “Company Recommendation”).
4.4   Governmental Filings; No Violations.
(a)   Other than (i) the filing of the Certificate of Merger pursuant to Section 1.3, (ii) the filing of the Certificate of Amendment (as defined below) pursuant to Section 6.19 and (iii) the necessary filings, notices, reports, consents, registrations, approvals, permits, expirations of waiting periods, clearances or authorizations (any of the foregoing being a “Consent”) required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) or any applicable foreign competition Laws (the “Foreign Competition Laws”) in connection with the Merger, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Securities Act of 1933, as amended (the “Securities Act”), no filings, notices and/or reports are required to be made by the Company or its Subsidiaries with, nor are any Consents required to be obtained by the Company or its Subsidiaries from, any domestic, foreign or transnational governmental, competition or regulatory authority, court, arbitral tribunal, agency, commission, body or other legislative, executive or judicial governmental entity or self-regulatory agency (each, a “Governmental Entity”) in connection with the execution, delivery and performance of this Agreement by the Company and/or the consummation by the Company of the Merger and the other transactions contemplated hereby, except, in each case, those that the failure to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger.
(b)   The execution, delivery and performance of this Agreement by the Company does not, and the consummation by the Company of the Merger and the other transactions contemplated hereby will not, (i) constitute or result in, subject in the case of the consummation of the Merger and adoption and effectiveness of the Company Charter Amendment, to obtaining the Company Requisite Approval, a breach or violation of, or contravention or a default under, the Restated Company Certificate of Incorporation, the Certificate of Designations, or the Amended and Restated Bylaws of the Company, effective August 11, 2015 (the “A&R Company Bylaws”), (ii) constitute or result in, with or without the lapse of time or the giving of notice or both, a breach or violation of, a default or termination or modification (or right of termination or modification) under, payment of additional fees under, the creation or acceleration of any obligations under, or the creation of a Lien on any of the assets of the Company or any of its Subsidiaries pursuant to, any agreement, lease, license, contract, consent, settlement, note, mortgage, indenture, arrangement, understanding or other obligation (each, a “Contract” and, collectively, the “Contracts”) binding upon the Company or any of its Subsidiaries or (iii) assuming (solely with respect to performance of this Agreement and consummation of the Merger and the other transactions contemplated hereby, including the adoption of the Company Charter Amendment) the Consents referred to in Section 4.4(a) are made or obtained and receipt of the Company Requisite Approval, conflict with or violate any Law or License to which the Company or any of its Subsidiaries is subject, except, in the case of clauses (ii) and (iii) above, for any such breach, violation, default, termination, modification, payment, requirement, creation, acceleration, Lien, conflict or violation that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
4.5   Company Reports; Financial Statements.
(a)   The Company has filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed or furnished by it with or to the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Exchange Act or the Securities Act since December 31, 2022 (the “Applicable Date”) (the forms, statements, reports and documents filed with or furnished to the SEC since the Applicable Date and those filed with or furnished to the SEC subsequent to the date of this Agreement, in each case as amended, the “Company Reports”). Each of the Company Reports, at the time of its filing or being furnished, complied as to form or, if not yet filed or furnished, will comply as to form, in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002, and any rules and regulations promulgated thereunder applicable to the Company Reports. As of their respective filing dates (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), the Company Reports did not, and any Company Reports filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to information supplied by or on behalf of the Company or its Subsidiaries for inclusion or incorporation by reference in any of the Company Reports.
(b)   The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the OTC.
(c)   The Company maintains disclosure controls and procedures (as defined in Rule 13a-15(e) or 15d-15(e) under the Exchange Act) that are sufficient to provide reasonable assurance that material information required to be disclosed by the Company in its filings with the SEC under the Exchange Act is recorded and reported on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC under the Exchange Act. The Company maintains internal controls over financial reporting (as defined in Rule 13a-15(f) or 15d-15(f), as applicable, under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Since the Applicable Date, to the Knowledge of the Company, the Company has not received any notification of (i) any “significant deficiencies” or “material weaknesses” in the design or operation of its internal controls over financial reporting, (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting or (iii) any complaints regarding a material violation of accounting procedures, internal accounting controls or auditing matters relating to the period since the Applicable Date, including from employees of the Company or its Subsidiaries regarding questionable accounting, auditing or legal compliance matters, in each case that would be reasonably expected to adversely affect the Company’s ability to record, process, summarize and report financial information. Each of the consolidated balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presents, in each case, in all material respects, the consolidated financial position of the Company and its Subsidiaries, as of the date of such balance sheet, and each of the consolidated statements of income, cash flows and changes in stockholders’ equity (deficit) included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presents, in each case, in all material respects, the results of operations, retained earnings (loss) and changes in financial position, as the case may be, of the Company and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that are not or will not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein or in the notes thereto.
4.6   Absence of Certain Changes.   Since January 1, 2024 and through the date of this Agreement, there has not been any change, event, occurrence, condition, effect, circumstance or development which has had or would, individually or in the aggregate, reasonably be expected to have, a Company Material Adverse Effect. Since January 1, 2024 and through the date of this Agreement, other than with respect to the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, the Company and its Subsidiaries have conducted their respective businesses in the ordinary course of such businesses in all material respects.
4.7   Litigation.   As of the date of this Agreement, there are no civil, criminal, or administrative actions, suits, demands, arbitrations, litigations, mediations, claims, hearings, examinations, inquiries, notices of violation, investigations, proceedings, demand letters, settlements, or enforcement actions (“Proceedings”), pending or, to the Knowledge of the Company, threatened in writing by or against the Company or any of its Subsidiaries, except for those that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries, or their respective directors, officers or employees, in their capacities as such is a party to or subject to the provisions of any Order that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or that would prevent, materially delay or materially impair the ability of the Company to consummate the Merger.

4.8   No Undisclosed Liabilities.   There are no obligations or liabilities of the Company or any of its Subsidiaries, whether or not accrued, whether known or unknown, on-or off-balance sheet, contingent, absolute or otherwise other than (a) liabilities or obligations disclosed, reflected, reserved against or otherwise provided for in the consolidated balance sheet of the Company as of September 30, 2024 and the notes thereto set forth in the Company’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2024 (the “Balance Sheet”), (b) liabilities or obligations incurred in the ordinary course of business (none of which is a liability for breach of contract, breach of warranty, tort, infringement, violation of Law, or that relates to any cause of action, claim or lawsuit) since September 30, 2024, (c) liabilities or obligations arising out of this Agreement or the transactions contemplated hereby, (d) liabilities or obligations that would not be required to be reflected or reserved against in the balance sheet of the Company under GAAP or (e) liabilities or obligations that have not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; provided, that in no event shall any obligation or liability of Parent or any of its Subsidiaries be deemed a liability or obligation of the Company or any of its Subsidiaries for purposes of this Section 4.8.
4.9   Takeover Statutes.   The Company has taken all action required to be taken by it in order to exempt this Agreement, the Merger and the other transactions contemplated by this Agreement from (and this Agreement, the Merger and the other transactions contemplated by this Agreement) the requirements or restrictions of any “fair price”, “moratorium”, “control share acquisition” or other similar anti-takeover statute or regulation, including Section 203 of the DGCL (each, a “Takeover Statute”) or any anti-takeover provision in the Restated Company Certificate of Incorporation or A&R Company Bylaws.
4.10   Brokers and Finders.   Except with respect to Citi, the Company has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Merger or the other transactions contemplated in this Agreement.
4.11   Ownership of Parent Common Stock.   As of the date of this Agreement, the Company and/or its Subsidiaries directly or indirectly own 16,445,894 shares of common stock, par value $0.001, of Parent (“Parent Common Stock”) and 12,799,999 shares of Class B common stock, par value $0.001 of Parent (“Parent Class B Common Stock”) free and clear of all Liens except for Permitted Liens and Liens arising under applicable securities Laws; provided that, for the avoidance of doubt, this representation is not being made with respect to any shares of Parent Common Stock or Parent Class B Common Stock owned by the executive officers and/or directors of the Company in their respective individual capacities or through entities for estate planning purposes.
4.12   Employee Benefits.
(a)   Each material Company Plan as of the date of this Agreement is listed in Section 4.12(a) of the Company Disclosure Letter. True and complete copies of each of the material Company Plans and all material amendments thereto are publicly available on EDGAR or have been provided or made available to Parent on or prior to the date of this Agreement.
(b)   All Company Plans have been established, maintained, funded operated and administrated in all material respects in accordance with their terms and are in compliance with applicable Laws (including, if applicable, ERISA and the Code), except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor, to the Knowledge of the Company, any other Person is in material breach of, or material default under, any Company Plan.
(c)   Each form of award agreement (with exhibits) evidencing outstanding Options and Cash Awards is publicly available on EDGAR or has been made available to Parent, and any agreements that deviate in any material way from such forms have been made available to Parent.
(d)   Neither the Company nor any of its Subsidiaries or any entity which is considered a single employer with the Company under Section 4001 of ERISA or Section 414 of the Code, contributes to or is obligated to contribute to, or otherwise has had any current or contingent liability or obligation under or with respect to, in each case, in the last six (6) years, an “employee pension benefit plan” (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA, Section 412 of the Code or Section 302 of ERISA (including any “multiemployer plan” within the meaning of Section (3)(37) of ERISA).

(e)   All contributions required to be made by the Company or its Subsidiaries under each Company Plan, as of the date of this Agreement, have been timely made and all obligations in respect of each Company Plan have been properly accrued and reflected in the most recent consolidated balance sheet filed or incorporated by reference in the Company Reports prior to the date of this Agreement.
(f)   As of the date of this Agreement, there are no material Proceedings or litigation pending or, to the Knowledge of the Company, threatened in writing relating to the Company Plans.
(g)   Except to the extent otherwise provided in this Agreement, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, to the extent that such transactions are related to the Merger, would, either alone or in combination with any other event, (i) result in any material payment or benefit becoming due to any current or former employee or other service provider of the Company or its Subsidiaries, (ii) materially increase any benefits under any Company Plan, (iii) result in the acceleration of the time of payment, vesting or funding of any such benefits, (iv) require a contribution or payment by the Company or its Subsidiaries to or under any Company Plan, or (v) result in any payments or benefits that, individually or in combination with any other payment or benefit, would reasonably be expected to constitute an “excess parachute payment” as defined in Section 280G of the Code or in the imposition of an excise Tax under Section 4999 of the Code. None of the Company nor any of its Subsidiaries has an obligation to gross up, reimburse or indemnify any Person for any Tax incurred pursuant to Section 409A or 4999 of the Code.
4.13   Compliance with Laws, Licenses.
(a)   The businesses of each of the Company and its Subsidiaries since the Applicable Date have not been, and are not being, conducted in violation of any applicable Law, except for such violations that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, no investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or, as of the date of this Agreement, threatened in writing, except for such investigations or reviews the outcome of which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries possess each permit, license, certification, approval, registration, consent, authorization, franchise, concession, variance, exemption and Order issued or granted by a Governmental Entity (each, a “License” and collectively, the “Licenses”) necessary to conduct their respective businesses as currently conducted. Notwithstanding the foregoing, this Section 4.13 shall not apply with respect to compliance with Tax Laws, which shall be covered exclusively by Section 4.15.
(b)   The Company, its Subsidiaries and, to the Knowledge of the Company, their respective officers, directors and employees are in compliance in all material respects with and since the Applicable Date have complied in all material respects with: (i) the provisions of the U.S. Foreign Corrupt Practices Act of 1977, as amended (15 U.S.C. § 78dd-1, et seq.) (“FCPA”) applicable to the Company, its Subsidiaries and such officers, directors and employees and (ii) the provisions of all applicable anti-bribery and anti-corruption Laws of each jurisdiction in which the Company and its Subsidiaries operate. Since the Applicable Date, to the Knowledge of the Company, the Company, its Subsidiaries and their respective officers, directors and employees have not paid, offered or promised to pay, or authorized or ratified the payment, directly or to the Knowledge of the Company indirectly, of any monies or anything of value (including any gift, bribe, rebate, payoff or kickback) to any national, provincial, municipal or other Governmental Entity or government official or any political party or candidate for political office for the purpose of corruptly influencing any act or decision of such official to obtain or retain business, to corruptly direct business to any person, to improperly obtain or retain favorable treatment or to secure any other improper benefit or advantage, in each case in violation in any material respect of the FCPA or any Laws described in clause (ii).
(c)   The Company and its Subsidiaries have instituted and maintain policies and procedures reasonably designed to promote compliance with the FCPA and other applicable anti-bribery and anti-corruption Laws in each jurisdiction in which the Company and its Subsidiaries operate.

(d)   Neither the Company nor any of its Subsidiaries is, nor, to the Knowledge of the Company, any director, manager or employee of the Company or any of its Subsidiaries (in his or her capacity as a director, manager or employee of the Company or any of its Subsidiaries), is or and since the Applicable Date, has been, subject to any actual, pending, or, to the Knowledge of the Company, threatened Proceedings, or made any voluntary disclosures to any Governmental Entity, involving the Company or any of its Subsidiaries relating to the FCPA or any other applicable anti-bribery and anti-corruption Laws.
4.14   Material Contracts.   Section 4.14 of the Company Disclosure Letter sets forth a list as of the date of this Agreement of each Contract to which either the Company or any of its Subsidiaries is a party or bound (other than (i) each Contract solely among the Company and its wholly owned Subsidiaries and (ii) the Company Plans) that:
(a)   requires the Company or its Subsidiaries to deal exclusively with any Person or group of related Persons, which Contract is material to the Company and its Subsidiaries, taken as a whole (other than any licenses or other Contracts entered into in the ordinary course);
(b)   is material to the formation, creation, operation, management or control of any partnership or joint venture, the book value of the Company’s investment in which exceeds $50,000;
(c)   is required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act, but that has not yet been so filed;
(d)   contains a put, call or similar right pursuant to which the Company or any of its Subsidiaries would be required to purchase or sell, as applicable, any equity interests of any Person (other than the Company or any of its wholly owned Subsidiaries), other than as would not be material in type or amount to the Company and its Subsidiaries, taken as a whole;
(e)   was entered into with Affiliates of the Company or any of its Subsidiaries (other than the Company and its Subsidiaries) that is not a Company Plan or that was entered into other than on arms’-length terms;
(f)   requires the Company or any of its Subsidiaries, directly or indirectly, to make any advance, loan, extension of credit, service penalty or capital contribution to, or other investment in, any Person (other than the Company or any of its wholly owned Subsidiaries) in excess of $25,000 individually or $50,000 in the aggregate;
(g)   constitutes any settlement agreement or other resolution of any actual or threatened Proceeding pursuant to which the Company or any of its Subsidiaries has outstanding payment obligations in excess of $50,000;
(h)   contains (i) any grant by any Person to the Company of any license, sublicense, right, consent, or covenant not to assert, under or with respect to any Intellectual Property of any Person, or (ii) any grant to any Person by the Company of any license, sublicense, right, consent, or covenant not to assert, under or with respect to any Intellectual Property (each such Contract, an “IP License”), other than, in the case of (i), licenses for off-the-shelf software commercially available for a one-time or annual fee (whichever is higher) of no more than $50,000, and in the case of (ii), non-exclusive licenses of Intellectual Property in the ordinary course of business that do not permit further resale or distribution;
(i)   is a Contract not of a type (disregarding any dollar thresholds, materiality or other qualifiers, restrictions or other limitations applied to such Contract type) described in the foregoing clauses (a) through (h) that has or would reasonably be expected to, either pursuant to its own terms or the terms of any related Contracts, involve payments or receipts in excess of $50,000 in any year (such Contracts required to be listed pursuant to clauses (a)  – (h) above and this clause (i), the “Material Contracts”); or
(j)   is a Liberty Media Contract.
Each of the Material Contracts is valid and binding on the Company or its Subsidiaries, as the case may be, and, to the Knowledge of the Company, each other party thereto, and is in full force and effect, except for such failures to be valid and binding or to be in full force and effect as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any other party is in breach of or in default under any Material Contract, and, to the Knowledge of the Company, no event has occurred that, with the lapse of time or the giving of notice or both, would constitute a default thereunder by the Company or any of its Subsidiaries, in each case, except for such breaches and defaults as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
4.15   Taxes.   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(a)   the Company and each of its Subsidiaries (i) have timely filed (taking into account all applicable extensions) all Tax Returns required to be filed by any of them and all such filed Tax Returns are complete and accurate in all respects and (ii) have paid all Taxes due and owing whether or not shown as due on such Tax Returns;
(b)   there are no pending, ongoing or (to the Knowledge of the Company) threatened Proceedings by any Governmental Entity with respect to Taxes of or with respect to the Company or any of its Subsidiaries; no deficiencies for any Taxes have been claimed, proposed, assessed or threatened or asserted in writing against the Company or any of its Subsidiaries and neither the Company nor any of its Subsidiaries has received written notice of any audit, examination, investigation or other Proceedings in respect of Taxes of the Company or any of its Subsidiaries that has not been fully resolved;
(c)   all Taxes that the Company or any of its Subsidiaries are or were required by Law to withhold or collect have been duly and timely withhold or collected, and have been duly and timely paid to the proper Governmental Entity or other proper Person or properly set aside in accounts for this purpose;
(d)   there are no Liens for Taxes upon any property or assets of the Company or any of its Subsidiaries, except for Permitted Liens;
(e)   neither the Company nor any of its Subsidiaries has any liability under any Tax allocation, Tax sharing or similar contract or arrangement that obligates the Company or any of its Subsidiaries to make any payment computed by reference to the Taxes, Taxable income or Taxable losses of any other Person (other than customary Tax indemnifications contained in credit or other commercial agreements the primary purpose of which agreements does not relate to Taxes, and any contract or arrangement that is a commercial or employment agreement, the principal purpose of which does not relate to Taxes, or any such contract or arrangement exclusively between or among the Company and/or its Subsidiaries);
(f)   neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Time as a result of (i) any installment sale or open transaction disposition made prior to the Effective Time, (ii) any prepaid amount received on or prior to the Effective Time, (iii) Section 481(a) of the Code (or an analogous provision of state, local, or foreign Law) by reason of a change in accounting method made prior to the Effective Time or (iv) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) executed prior to the Closing;
(g)   (i) neither the Company nor any of its Subsidiaries has been a member of a consolidated, combined or unitary Tax group (other than (A) a group the common parent of which was the Company or any Subsidiary of the Company or (B) a group the common parent of which was Qurate Retail, Inc. or any Subsidiary of Qurate Retail, Inc. or any of their respective predecessors), and (ii) neither the Company nor any of its Subsidiaries have any liability for Taxes of any other Person (other than Taxes of the Company or any of its Subsidiaries) in accordance with Treasury Regulation Section 1.1502-6 (or any similar provision of foreign, state or local Law), as a transferee or successor, or by Contract (other than customary commercial Contracts entered into in the ordinary course of business and the principal subject matter of which is not Taxes);

(h)   neither the Company nor any of its Subsidiaries has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” within the meaning of Section 6707A(c)(2) of the Code or Treasury Regulation Section 1.6011-4(b)(2); and
(i)   as of the date of this Agreement, neither the Company nor any of its Subsidiaries is aware of the existence of any fact, or has taken or agreed to take any action, including, for the avoidance of doubt, any action expressly contemplated to be taken pursuant to this Agreement or any of the Transaction Documents, that could reasonably be expected to prevent or impede the Merger taken together with the ParentSub LLC Merger from properly being treated in accordance with the Intended Tax Treatment for U.S. federal income tax purposes.
4.16   Intellectual Property.
(a)   Section 4.16(a) of the Company Disclosure Letter sets forth a complete and accurate list of (i) all issued, registered or applied for Intellectual Property included in the Company Owned IP (“Registered IP”) and (ii) material unregistered Marks owned or purported to be owned by the Company; including for each item of Registered IP, the record owner, the jurisdiction in which such item has been issued, registered, or filed, and the issuance, registration, or application number and date. All Registered IP is subsisting, and to the Knowledge of the Company, valid and enforceable. All renewal, maintenance and other necessary filings and fees due and payable to any Governmental Entity or Internet domain name registrar to maintain all material Registered IP in full force and effect have been timely submitted or fully paid.
(b)   The Company (i) is the sole and exclusive owner of all right, title and interest in and to all material Company Owned IP and (ii) has valid and enforceable rights, pursuant to a valid written IP License to use, sell and license, as the case may be, all Company Licensed IP as the same is used, sold and licensed in the business as presently conducted and proposed to be conducted, in each case of (i) and (ii), free and clear of all Liens (except Permitted Liens). Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company Owned IP and such Company Licensed IP (when used within the scope of the applicable IP License), collectively constitute all Intellectual Property used in, necessary and sufficient for, the conduct and operation of the business as currently conducted and proposed to be conducted.
(c)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and the conduct and operation of the Company’s business, as presently conducted and as currently proposed to be conducted, has not within the past six (6) years infringed, misappropriated, diluted or otherwise violated, and do not currently infringe, misappropriate, dilute or otherwise violate any Intellectual Property of any Person. The Company is not the subject of any pending, or to the Knowledge of the Company, threatened Proceedings alleging or involving any of the foregoing, or challenging the ownership, use, validity or enforceability of any Company Owned IP or Company Licensed IP, except for Proceedings that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. In the past six (6) years, the Company has not received written or, to the Knowledge of the Company, unwritten notice of any such threatened claim or challenge, and, to the Knowledge of the Company, there are no facts or circumstances that would form the basis for any such claim or challenge, except for those that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(d)   No Person has infringed, misappropriated, diluted or otherwise violated, or is currently infringing, misappropriating, diluting, or otherwise violating any Company Intellectual Property in a manner that has had or would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. No such claims have been made in writing against any Person by the Company.
(e)   The Company has taken adequate measures, at least consistent with those in the industry in which the business operates, to protect the confidentiality and value of all material Trade Secrets included in the Company Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company has not disclosed or authorized or consented to the disclosure of any Trade Secret included in the Company Intellectual Property that is material to the Company’s business to any Person (including any former or current employee, contractor, or consultant of the Company) other than pursuant to a valid and enforceable written agreement adequately restricting the disclosure and use of such Trade Secret; and to the Knowledge of the Company, no Person to whom a material Trade Secret has been so disclosed is in violation of any such agreement or has otherwise misappropriated any such material Trade Secret.
(f)   To the Knowledge of the Company, no former or current founder, officer, director, employee, consultant or independent contractor of the Company has been or is currently involved in the development of any material Intellectual Property for or on behalf of the Company.
(g)   The IT Systems (i) are adequate and sufficient (including with respect to working condition and capacity) for the operation of the business as currently conducted, and (ii) to the Knowledge of the Company, do not contain any defect, viruses, worms, Trojan horses, bugs, faults or other devices, errors, contaminants or effects that: (A) materially disrupt or materially adversely affect the functionality of any IT Systems; or (B) enable any third party to access without authorization any IT Systems. There have been no failures, breakdowns, continued substandard performance, outages or unscheduled downtime or other adverse events affecting any of the IT Systems that have had or would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(h)   Neither the execution and delivery of this Agreement nor the consummation of the transaction contemplated hereby will result in: (i) the loss or impairment of, or any Lien (other than a Permitted Liens) on, any Company Owned IP or the Company’s rights to any Company Licensed IP; (ii) the release, disclosure or delivery of any source code included in the Company’s software to any Person; (iii) the grant, assignment or transfer by the Company to any other Person (other than Parent or any of its Subsidiaries) of any license or other right under, to or in any Company Owned IP or Company Licensed IP; (iv) the payment of any additional consideration by the Company to, or the reduction of any payments to the Company from, any Person with respect to any Company Owned IP or Company Licensed IP; or (v) the breach by the Company of, or creation on behalf of any Person of the right to terminate or modify any Contract to which the Company is a party relating to any Company Owned IP or Company Licensed IP.
4.17   Data Privacy.
(a)   The Company and, to the Knowledge of the Company, any Person acting for or on behalf of the Company is, and has at all times in the past three (3) years been in material compliance with all Privacy Requirements. In the past three (3) years, neither the Company nor any third party acting on its behalf has received any notice of any claims, charges, investigations or regulatory inquiries related to or alleging a material violation of any Privacy Requirements.
(b)   The Company has (i) implemented and at all times maintained since the Applicable Date commercially reasonable security procedures and practices, including technical and organizational safeguards designed to protect the IT Systems and all Personal Information and other confidential data in its possession or under its control against loss, theft, misuse or unauthorized access, use, modification, alteration, destruction or disclosure and (ii) taken commercially reasonable steps to ensure, including by making contractual commitments to the extent required by applicable Privacy Laws, that any Person with access to any Personal Information collected by or on behalf of the Company has implemented and maintains the same.
(c)   Since the Applicable Date, there have been no material security breaches, unauthorized access to, use or disclosure of or other material adverse events or incidents related to any Personal Information Processed by or, to the Knowledge of the Company, on behalf of the Company. In the past three (3) years, the Company has not provided or been legally required to provide any notice to any Person in connection with an unauthorized disclosure of Personal Information.
(d)   The Company is not subject to any contractual requirement or other legal obligation that, following the Closing, would prohibit in any material respect the Company from Processing any Personal Information in the manner in which the Company Processed such Personal Information prior to the Closing. The transfer of Personal Information in connection with the transactions contemplated by this Agreement will not violate in any material respect any Privacy Requirements as they currently exist or as they existed at any time since the Applicable Date during which any of the applicable to the Personal Information in the possession or control of the Company was collected or obtained.
4.18   Insurance.   The insurance policies held by the Company provide adequate coverage for all normal risks incident to the business of the Company and its Subsidiaries and their respective properties and assets, except for any such failures to maintain such policies that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Each such policy is in full force and effect and all premiums due with respect to all such policies have been paid, with such exceptions that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
4.19   Real Property.   The Company does not own any fee interest in land, or buildings, structures or any other improvements (excluding any such improvements consisting of fixtures) located on land (collectively, “Real Property”).
4.20   Regulation U.
(a)   As of the date hereof, the Company has executed and delivered to Parent a Statement of Purpose for an Extension of Credit Secured by Margin Stock on Form FR G-3 (“Form FR G-3”) and all information provided by the Company in such Form FR G-3 is true and correct in all material respects.
(b)   The Company is not, and after giving effect to application of the proceeds, if any, advanced pursuant to the Parent Loan Facility will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
(c)   The Company (i) is not an obligor with respect to any Carrying Credit and (ii) has not extended any Carrying Credit to any other person.
4.21   Supplemental Indenture.   As of the date hereof, the Company has entered into a supplemental indenture to the Exchangeable Senior Debentures Indenture to irrevocably elect to settle any repurchase or exchange obligations in cash, and such supplemental indenture shall be effective no later than the date hereof.
4.22   No Other Representations and Warranties.   Except for the representations and warranties of the Company contained in this ARTICLE IV or in any certificate or agreement delivered pursuant to this Agreement, the Company is not making and has not made, and no other Person (including Certares) is making or has made on behalf of the Company, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby; and neither the Company nor any Person (including Certares) on behalf of the Company is making any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective businesses or with respect to any other information made available to Parent or Merger Sub in connection with the transactions contemplated by this Agreement. Except for the representations and warranties expressly set forth in this ARTICLE IV or in any certificate or agreement delivered pursuant to this Agreement, the Company hereby disclaims all liability and responsibility for all projections, forecasts, estimates, financial statements, financial information, appraisals, statements, promises, advice, data or information made, communicated or furnished (orally or in writing, including electronically) to Parent, any of Parent’s Affiliates or any Representatives of Parent or any of Parent’s Affiliates, including omissions therefrom. Without limiting the foregoing, the Company makes no representation or warranty of any kind whatsoever, express or implied, written or oral, at law or in equity, to Parent or any of its Affiliates or any Representatives of Parent or any of its Affiliates regarding the success, profitability or value of the Company. The Company hereby acknowledges and agrees with the statements set forth in Section 5.14.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Except (a) as set forth in the corresponding sections or subsections of the disclosure letter delivered to the Company by Parent at the time of entering into this Agreement (the “Parent Disclosure Letter”), it being understood and agreed that any disclosure set forth in one section or subsection of the Parent Disclosure Letter shall be deemed to be disclosed with respect to, and shall be deemed to apply to and qualify, the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement to the extent the qualifying nature of such disclosure with respect to such other section or subsection is reasonably apparent on the face of such disclosure or (b) as disclosed in any Parent Reports filed with the SEC on or after the Applicable Date and prior to the second Business Day prior to the date of this Agreement (excluding any disclosures (other than statements of historical fact) contained in any “Forward-Looking Statements” and “Risk Factors” sections of such Parent Reports and any other disclosures included or referenced in any such Parent Reports that are cautionary, predictive or forward looking in nature), Parent and Merger Sub hereby represent and warrant to the Company as follows:
5.1   Organization, Good Standing and Qualification.   Each of Parent and Merger Sub is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization. Each of Parent and Merger Sub has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to have such power or authority would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, each of the Parent’s Subsidiaries is a legal entity duly organized, validly existing and (where such concept is recognized) in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted. Each of Parent and Merger Sub is duly qualified or licensed, and has all necessary governmental approvals, to do business and (where such concept is recognized) is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such approvals, qualification or licensing necessary, except where the failure to be so duly approved, qualified or licensed and in good standing would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Parent has made available to the Company, prior to the date of this Agreement, a complete and correct copy of the organizational documents of Parent, Merger Sub and ParentSub LLC, in each case, in effect as of the date of this Agreement.
5.2   Ownership of Merger Sub.   The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned directly by ParentSub LLC. Merger Sub was formed solely for purposes of engaging in the transactions contemplated by this Agreement and has not conducted any business prior to the date of this Agreement and does not have any assets, liabilities or obligations of any nature other than those incident to its formation, and prior to the Effective Time will not have engaged in any business and will not have any assets, liabilities or obligations other than those arising pursuant to this Agreement and the transactions contemplated hereby, including the Merger. The authorized equity interests of ParentSub LLC consist solely of limited liability company interests, all of which are held directly by Parent. All of the outstanding limited liability company interests of ParentSub LLC have been duly authorized and validly issued.
5.3   Corporate Authority; Approval.   Each of Parent and Merger Sub has all requisite corporate power and authority and each has taken all corporate action necessary in order to execute, deliver and, subject to obtaining the approval contemplated by Section 6.14 of this Agreement in the case of Merger Sub, perform its obligations under this Agreement and to consummate the Merger. This Agreement has been duly executed and delivered by Parent and Merger Sub and constitutes a valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception. As of the date hereof, the board of directors of Merger Sub, by resolutions duly adopted, has unanimously (a) approved and declared advisable this Agreement, the Merger and the consummation of the other transactions contemplated hereby, upon the terms and conditions set forth in this Agreement, (b) determined that the Merger is fair to, and in the best interests of Merger

Sub and its sole stockholder, (c) resolved to recommend to the sole stockholder of Merger Sub the adoption of this Agreement and (d) directed that this Agreement be submitted to the sole stockholder of Merger Sub for its adoption and the approval of the Merger and the transactions contemplated hereby. The adoption of this Agreement by ParentSub LLC as the sole stockholder of Merger Sub pursuant to Section 6.14 is the only vote or approval required in order for Parent and Merger Sub to execute and deliver this Agreement, to perform their obligations under this Agreement, or to consummate the transactions contemplated hereby, including the Merger, on the terms and subject to the conditions of this Agreement. No approval by the stockholders of Parent is required in order for Parent to execute, deliver and perform its obligations under this Agreement or to consummate the transactions contemplated hereby, including the Merger and the issuance of the Series A Preferred Share Equity Merger Consideration on the terms and subject to the conditions of this Agreement.
5.4   Parent Reports; Financial Statements.
(a)   Parent has filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed or furnished by it with or to the SEC pursuant to the Exchange Act or the Securities Act since the Applicable Date (the forms, statements, reports and documents filed with or furnished to the SEC since the Applicable Date and those filed with or furnished to the SEC subsequent to the date of this Agreement, in each case as amended, the “Parent Reports”). Each of the Parent Reports, at the time of its filing or being furnished, complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002, and any rules and regulations promulgated thereunder applicable to the Parent Reports. As of their respective filing dates (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), the Parent Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to information supplied by or on behalf of Parent or its Subsidiaries for inclusion or incorporation by reference in any of the Parent Reports.
(b)   Parent is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of NASDAQ.
(c)   Parent maintains disclosure controls and procedures (as defined in Rule 13a-15(e) or 15d-15(e) under the Exchange Act) that are sufficient to provide reasonable assurance that material information required to be disclosed by Parent in its filings with the SEC under the Exchange Act is recorded and reported on a timely basis to the individuals responsible for the preparation of Parent’s filings with the SEC under the Exchange Act. Parent maintains internal controls over financial reporting (as defined in Rule 13a-15(f) or 15d-15(f), as applicable, under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Since the Applicable Date, to the Knowledge of Parent, Parent has not received any notification of (i) any “significant deficiencies” or “material weaknesses” in the design or operation of its internal controls over financial reporting, (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal control over financial reporting or (iii) any complaints regarding a material violation of accounting procedures, internal accounting controls or auditing matters relating to the period since the Applicable Date, including from employees of Parent or its Subsidiaries regarding questionable accounting, auditing or legal compliance matters, in each case that would be reasonably expected to adversely affect Parent’s ability to record, process, summarize and report financial information. Each of the consolidated balance sheets included in or incorporated by reference into the Parent Reports (including the related notes and schedules) fairly presents, in each case, in all material respects, the consolidated financial position of Parent and its Subsidiaries, as of the date of such balance sheet, and each of the consolidated statements of income, cash flows and changes in stockholders’ equity (deficit) included in or incorporated by reference into the Parent Reports (including any related notes and schedules) fairly presents, in each case, in all material respects, the results of operations, retained earnings (loss) and changes in financial position, as the case may be, of Parent and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that are not or will not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein or in the notes thereto.
5.5   Absence of Certain Changes.   Since January 1, 2024 and through the date of this Agreement, there has not been any change, event, occurrence, condition, effect, circumstance or development which has had or would, individually or in the aggregate, reasonably be expected to have, a Parent Material Adverse Effect. Since January 1, 2024 and through the date of this Agreement, other than with respect to the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, Parent and its Subsidiaries have conducted their respective businesses in the ordinary course of such businesses in all material respects.
5.6   No Undisclosed Liabilities.   There are no obligations or liabilities of Parent or its Subsidiaries, whether or not accrued, whether known or unknown, on-or off-balance sheet, contingent, absolute or otherwise other than (a) liabilities or obligations disclosed, reflected, reserved against or otherwise provided for in the consolidated balance sheet of Parent as of September 30, 2024 and the notes thereto set forth in Parent’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2024 (the “Parent Balance Sheet”), (b) liabilities or obligations incurred in the ordinary course of business (none of which is a liability for breach of contract, breach of warranty, tort, infringement, violation of Law, or that relates to any cause of action, claim or lawsuit) since September 30, 2024, (c) liabilities or obligations arising out of this Agreement or the transactions contemplated hereby, (d) liabilities or obligations that would not be required to be reflected or reserved against in the Parent Balance Sheet under GAAP or (e) liabilities or obligations that have not had and would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect; provided, that in no event shall any obligation or liability of Parent or any of its Subsidiaries be deemed a liability or obligation of Parent or any of its Subsidiaries for purposes of this Section 5.6.
5.7   Takeover Statutes.   Parent has taken all action required to be taken by it in order to exempt this Agreement, the Merger and the other transactions contemplated by this Agreement from (and this Agreement, the Merger and the other transactions contemplated by this Agreement) the requirements or restrictions of any Takeover Statute or any anti-takeover provision in the Restated Parent Certificate of Incorporation or Restated Parent Bylaws.
5.8   Governmental Filings; No Violations.
(a)   Other than (i) the filing of the Certificate of Merger pursuant to Section 1.3, (ii) a Registration Statement of Parent on Form FR G-1 and any required Annual Report of Parent on Form FR G-4, in each case, with respect to the Parent Loan Facility and (iii) the necessary Consents required under the HSR Act or any Foreign Competition Laws in connection with the Merger, the Exchange Act and the Securities Act, no filings, notices and/or reports are required to be made by Parent or Merger Sub or their Subsidiaries with, nor are any Consents required to be obtained by Parent or Merger Sub or their Subsidiaries from any Governmental Entity in connection with the execution, delivery and performance of this Agreement by Parent and Merger Sub and/or the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby, including the issuance of the Series A Preferred Share Equity Merger Consideration, except, in each case, those that the failure to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
(b)   The execution, delivery and performance of this Agreement by Parent and Merger Sub does not, and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby will not, (i) constitute or result in a breach or violation of, or contravention or a default under, the Restated Certificate of Incorporation of Parent, dated December 20, 2011 (the “Restated Parent Certificate of Incorporation”), the Amended and Restated Bylaws of Parent, dated December 20, 2011, as amended on February 12, 2013 (the “Restated Parent Bylaws”) or certificate of incorporation or bylaws of Merger Sub, (ii) constitute or result in, with or without the lapse of time or the giving of notice or both, a breach or violation of, a default or termination or modification (or right of termination or modification) under, payment of additional fees under, the creation or acceleration of any obligations under, or the creation of a Lien on any of the assets of Parent or any of its

Subsidiaries pursuant to any Contract binding upon Parent or any of its Subsidiaries or (iii) assuming (solely with respect to performance of this Agreement and consummation of the Merger and the other transactions contemplated hereby) the Consents referred to in Section 5.8(a) are made or obtained, conflict with or violate any Law or License to which Parent or any of its Subsidiaries is subject; except, in the case of clauses (ii) and (iii) above, for any such breach, violation, default, termination, modification, payment, requirement, creation, acceleration, Lien, conflict or violation that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
5.9   Litigation.   As of the date of this Agreement, there are no civil, criminal, or administrative Proceedings pending or, to the Knowledge of Parent, threatened in writing by or against Parent or its Subsidiaries that seek to enjoin, or would reasonably be expected to have the effect of preventing or making illegal any of the transactions contemplated by this Agreement, except for those that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. None of Parent or its Subsidiaries, or their directors, officers or employees, in their capacities as such, is a party to or subject to the provisions of any Order that would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
5.10   Brokers and Finders.   Except with respect to Centerview Partners LLC, Parent has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Merger or the other transactions contemplated in this Agreement.
5.11   Taxes.   Except as would not reasonably be expected to have a Parent Material Adverse Effect, as of the date of this Agreement, neither Parent nor any of its Subsidiaries is aware of the existence of any fact, or has taken or agreed to take any action, including, for the avoidance of doubt, any action expressly contemplated to be taken pursuant to this Agreement or any of the Transaction Documents, that could reasonably be expected to prevent or impede the Merger taken together with the ParentSub LLC Merger from properly being treated in accordance with the Intended Tax Treatment for U.S. federal income tax purposes.
5.12   Financial Ability.   Parent has, and will have as of the Effective Time, sufficient cash on hand or access to available funds to enable Parent and Merger Sub to satisfy all of Parent’s and Merger Sub’s payment obligations under (and contemplated by) this Agreement, including, without limitation, the payment of the aggregate Merger Consideration, payment of the obligations under the Exchangeable Debentures as contemplated by Section 6.16 and all other amounts payable pursuant to ARTICLE III and all related fees and expenses. Notwithstanding anything to the contrary contained herein, Parent and Merger Sub acknowledge and agree that their obligations to consummate the transactions contemplated by this Agreement are not contingent upon any of their ability to obtain any third party financing.
5.13   Solvency.   Neither Parent nor Merger Sub is entering into this Agreement with the intent to hinder, delay or defraud either present or future creditors. Immediately after giving effect to all of the transactions contemplated by this Agreement and the making of the payments contemplated by this Agreement, and assuming (a) satisfaction of the conditions to Parent’s obligation to consummate the Merger as set forth herein, the accuracy of the representations and warranties of the Company set forth herein and the performance by the Company of its obligations hereunder in all material respects, (b) that the most recent financial forecasts for the Company made available to Parent by or on behalf of the Company prior to the date hereof have been prepared in good faith based upon assumptions that were reasonable and (c) that, immediately prior to the Effective Time, without giving effect to the Merger, the Company and its Subsidiaries, on a consolidated basis, are Solvent, the Surviving Corporation and its Subsidiaries, on a consolidated basis, will be Solvent.
5.14   No Other Representations and Warranties.   Except for the representations and warranties of Parent and Merger Sub contained in this ARTICLE V or in any certificate or agreement delivered pursuant to this Agreement, neither Parent nor Merger Sub is making and has made, and no other Person is making or has made on behalf of Parent and Merger Sub, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby and neither Parent nor Merger Sub nor any person on behalf of Parent and Merger Sub is making any express or implied representation or warranty with respect to Parent and Merger Sub or with respect to any other information made available to the Company in connection with the transactions contemplated by this Agreement.

5.15   Access to Information; Disclaimer.   Parent and Merger Sub each acknowledges and agrees that it (a) has had an opportunity to discuss the business of the Company and its Subsidiaries with the management of the Company, (b) has had reasonable access to (i) the books and records of the Company and its Subsidiaries and (ii) the documents provided by the Company for purposes of the transactions contemplated by this Agreement, (c) has been afforded the opportunity to ask questions of and receive answers from officers of the Company, (d) has conducted its own independent investigation of the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby and (e) has not relied on any representation, warranty or other statement by any Person (including Certares) on behalf of the Company or any of its Subsidiaries, other than the representations and warranties of the Company contained (i) in ARTICLE IV or (ii) in any certificate or agreement delivered pursuant to this Agreement, and that all other representations and warranties are specifically disclaimed. Without limiting the foregoing, except for the representations and warranties set forth in ARTICLE IV or in any certificate or agreement delivered pursuant to this Agreement, each of Parent and Merger Sub further acknowledges and agrees that none of the Company or any of its stockholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives (including Certares) has made any representation or warranty concerning any estimates, projections, forecasts, business plans or other forward-looking information regarding the Company, its Subsidiaries or their respective businesses and operations. Each of Parent and Merger Sub hereby acknowledges that there are uncertainties inherent in attempting to develop such estimates, projections, forecasts, business plans and other forward-looking information with which Parent and Merger Sub are familiar, that Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, business plans and other forward-looking information furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, business plans and other forward-looking information), and that Parent and Merger Sub will have no claim against the Company or any of its stockholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives with respect thereto. Each of Parent and Merger Sub hereby acknowledges and agrees with the statements set forth in Section 4.22.
ARTICLE VI
COVENANTS
6.1   Company Interim Operations.   Except (1) as required by applicable Law, (2) as Parent may approve in writing (such approval not to be unreasonably withheld, conditioned or delayed), (3) as expressly disclosed in Section 6.1 of the Company Disclosure Letter or (4) as expressly provided for in this Agreement, any other Transaction Document or as expressly required by the Restated Company Certificate of Incorporation, the A&R Company Bylaws or comparable governing documents in effect as of the date of this Agreement, the Company covenants and agrees as to itself and its Subsidiaries that, from and after the execution of this Agreement and prior to the earlier of (x) the Effective Time or (y) termination of this Agreement in accordance with ARTICLE VIII, (A) the Company shall use its commercially reasonable efforts to conduct its business and the business of its Subsidiaries in the ordinary course of business in all material respects, including using commercially reasonable efforts to manage the Company’s operating and transaction fees, costs, charges and expenses in accordance with Section 6.1 of the Company Disclosure Letter; provided, however, that no action taken by Parent or any of its Subsidiaries or that is specifically permitted by any of subclauses (a) through (p) of Section 6.1(B) shall be deemed a breach of either this clause (A) or any other subclause of Section 6.1(B) and (B) without limiting the generality of, and in furtherance of, the foregoing, the Company shall not and will not permit any of its Subsidiaries to:
(a)   (i) amend its certificate of incorporation or bylaws (or comparable governing documents), other than amendments to the governing documents of any wholly owned Subsidiary of the Company that would not prevent, materially delay or materially impair the Merger or the other transactions contemplated by this Agreement, (ii) split, combine, subdivide or reclassify its outstanding equity interests (except for any such transaction by a wholly owned Subsidiary of the Company which remains a wholly owned Subsidiary after consummation of such transaction), (iii) declare, set aside or pay any dividend or distribution payable in cash, stock or property (or any combination thereof) in respect of any of its equity interests (except for any dividends or distributions paid by a direct or indirect wholly owned Subsidiary of the Company to another direct or indirect wholly owned Subsidiary of the Company or to the Company) or (iv) purchase, repurchase, redeem or otherwise acquire any of its equity interests or any securities convertible or exchangeable into or exercisable for any of its equity interests

(other than (A) pursuant to the exercise of Options or the forfeiture of, or withholding of Taxes with respect to, Options, in each case, outstanding as of the date of this Agreement in accordance with existing terms of such awards and the applicable Company Stock Plan, as in effect as of the date hereof, (B) purchases, repurchases, redemptions or other acquisitions of securities of any wholly owned Subsidiary of the Company by the Company or any other wholly owned Subsidiary of the Company, (C) in connection with the conversion of shares of Series B Common Stock into shares of Series A Common Stock in accordance with the Restated Company Certificate of Incorporation, or (D) for the avoidance of doubt, in connection with the Exchangeable Debentures as contemplated by Section 6.16 and the Forward Contract as contemplated by Section 6.17);
(b)   merge or consolidate with any other Person, or restructure, reorganize or completely or partially liquidate (other than mergers among, or the restructuring, reorganization or liquidation of any wholly owned Subsidiaries of the Company that would not prevent, materially delay or materially impair the Merger or the other transactions contemplated by this Agreement);
(c)   (i) increase in any manner the compensation or consulting fees, bonus, pension, welfare, fringe or other benefits, severance or termination pay of any employee or other service provider of the Company or any of its Subsidiaries, (ii) take any action to accelerate the vesting or lapsing of restrictions or payment, or fund or in any other way to secure the payment, of any compensation, award or benefits under any Company Plan, (iii) become a party to, establish, adopt, terminate or make any change to any Company Plan (or any arrangement that would have been a Company Plan had it be entered into prior to this Agreement), (iv) grant any new awards, or amend or modify the terms of outstanding awards, under any Company Plan, (v) hire, engage or terminate (other than for cause) the employment or engagement of any employee or service provider or (vi) forgive any loans or issue any loans to any employee or other service provider of the Company or any of its Subsidiaries;
(d)   incur any Indebtedness, guarantee, endorse, assume or otherwise become liable or responsible for any Indebtedness of another Person or issue any rights to acquire any Indebtedness, except (i) inter-company Indebtedness among the Company and its wholly owned Subsidiaries or (ii) any Parent Loan Facility;
(e)   make or commit to any capital expenditures;
(f)   other than pursuant to Permitted Liens, transfer, lease, license, sell, assign, mortgage, pledge, place a Lien upon or otherwise dispose of any properties or assets (including equity interests of any of its Subsidiaries, Parent Common Stock and Parent Class B Common Stock, but not including any Intellectual Property) (other than (i) transactions among the Company and its wholly owned Subsidiaries, (ii) in connection with any Parent Loan Facility, (iii) any deemed sales or dispositions pursuant to Section 16 of the Exchange Act, (iv) in connection with any business combination transaction, including any merger, consolidation, share exchange, tender offer, exchange offer or other similar transaction, reorganization, recapitalization, dissolution, liquidation, reverse stock-split or other similar transaction, by or involving Parent (a “Parent Business Combination”) or (v) pursuant to Contracts in effect as of the date of this Agreement and set forth in Section 6.1(f) of the Company Disclosure Letter, including pursuant to the Liberty Media Contracts);
(g)   (i) sell, lease, license, sublicense, assign, transfer, abandon, allow to lapse or expire, or otherwise dispose of any Company Owned IP or (ii) disclosed any material Trade Secrets of the Company to any other Person (other than in the ordinary course of business to a Person bound by adequate confidentiality obligations);
(h)   issue, deliver, sell, grant, transfer, or encumber, or authorize the issuance, delivery, sale, grant, transfer or encumbrance of, any shares of its capital stock or any securities convertible or exchangeable into or exercisable for, or any options, warrants or other rights to acquire, any such shares, except (i) for the issuance of any Certificate in replacement of any lost or destroyed Certificate representing then previously existing Shares, (ii) for any shares of Common Shares issued pursuant to Options (including any vesting, exercise or settlement thereof) outstanding on the date of this Agreement in accordance with the existing terms of such awards and the applicable Company Stock Plan, as in effect as of the date hereof (including the withholding of shares to satisfy withholding tax obligations in respect of Company Equity Awards), (iii) any such issuance, delivery, sale, grant or transfer by wholly owned Subsidiaries to the Company or to any other wholly owned Subsidiary of the Company, (iv) for issuances of shares of Series A Common Stock upon the conversion of shares of Series B Common Stock into shares of Series A Common Stock in accordance with the Restated Company Certificate of Incorporation or (v) in connection with any Parent Loan Facility;
(i)   acquire or commit to acquire any business, assets or other property, whether by merger, consolidation, purchase of property or assets or otherwise, other than pursuant to a Parent Business Combination or in compliance with the Liberty Media Contracts;
(j)   make any material change with respect to its financial accounting policies or procedures, except as required by changes in GAAP (or any interpretation thereof), by Regulation S-X under the Exchange Act or by applicable Law;
(k)   enter into any new line of business;
(l)   make any loans, advances or capital contributions to, or investments in, any Person (other than loans, advances or capital contributions to the Company or any direct or indirect wholly owned Subsidiary of the Company);
(m)   except in the ordinary course of business (but subject to the incurrence of only de minimis liability to the Company) or in connection with the transactions contemplated by the Transaction Documents (including the definitive documentation governing the Parent Loan Facility), (i) amend or modify in any material respect (other than renewals) or terminate (excluding (A) terminations, expirations or non-renewals in accordance with the terms thereof and, for the avoidance of doubt, the redemption, repurchase or exchange of the Exchangeable Debentures (and any amendment or modification to the Exchangeable Senior Debentures Indenture related to such redemption, repurchase or exchange) and settlement of the Forward Contract as contemplated by this Agreement and (B) the Forward Contract Amendment) any Company Material Contract or waive, release or assign any material rights, claims or benefits under any Company Material Contract or (ii) enter into any Contract that would have been a Company Material Contract had it been entered into prior to the date of this Agreement unless it is on terms substantially consistent with, or on terms more favorable to the Company or its Subsidiaries (and to Parent and its Subsidiaries following the Closing) than, a Contract it is replacing, except for any engagement letter for advisors or service providers in connection with the transactions contemplated by the Transaction Documents, including a proxy solicitor and an inspector of elections;
(n)   (i) settle, compromise or otherwise agree to the resolution of any action, suit, case, litigation, claim, hearing, arbitration, investigation or other proceedings before or threatened to be brought before a Governmental Entity, other than settlements, compromises or resolutions not in excess of amounts available under the Company’s applicable insurance policy and such settlements, compromises or resolutions do not involve any admission of guilt, material injunctive or equitable relief or impose material restrictions on the business activities of the Company or its Subsidiaries or (ii) waive, release, grant or transfer any material claim or right of material value or knowingly consent to the termination of any material claim or right of material value;
(o)   (i) make, change or revoke any material Tax election or adopt or change any method of Tax accounting other than in the ordinary course consistent with past practice, (ii) (A) enter into any “closing agreement” as described in Section 7121 of the Code (or any comparable or similar provisions of applicable Law) with respect to any material tax liability or (B) settle or compromise any material liability with respect to Taxes or surrender any material claim for a refund of Taxes, (iii) file any material amended Tax Return or (iv) consent to any extension or waiver of the limitations period applicable to any material claim or material assessment with respect of Taxes;
(p)   (i) extend any Carrying Credit to any other person at any time while any obligation of the Company under the Parent Loan Facility remains outstanding or (ii) use the proceeds of the Parent Loan Facility for the purpose, directly or indirectly, of buying or carrying Margin Stock; or
(q)   agree, resolve or commit to do any of the foregoing.

6.2   No Solicitation; Acquisition Proposals.
(a)   No Solicitation or Negotiation.   Subject to the provisions of this Section 6.2, from the date of this Agreement until the Effective Time (or, if earlier, the valid termination of this Agreement in accordance with ARTICLE VIII) the Company shall not, and shall use its reasonable best efforts to cause its Subsidiaries and its and their respective directors, officers and employees not to, and shall instruct its other Representatives not to, directly or indirectly: (i) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; (ii) participate in any discussions or negotiations with any Person regarding any Acquisition Proposal; or (iii) provide any non-public information concerning the Company or any of its Subsidiaries to any Person, or afford access to the business, assets, properties, books or records, other information or employees or other Representatives of the Company or any of its Subsidiaries with the intent to induce, or that would reasonably be expected to lead to, any Acquisition Proposal. The Company shall, and the Company shall cause its Subsidiaries and direct its Representatives to, immediately (A) cease and cause to be terminated any discussions and negotiations with any Person (other than Parent, Merger Sub and their Representatives) conducted theretofore with respect to any Acquisition Proposal, or proposal that would reasonably be expected to lead to an Acquisition Proposal and cease providing any information to any such Person or its Representative, (B) with respect to any Person with whom such discussions or negotiations have been terminated, promptly following the date hereof (and in any event within five (5) Business Days hereof) request that such Person and its Representatives return or destroy, in accordance with the terms of the applicable confidentiality agreement, any information furnished by or on behalf of the Company and shall use reasonable best efforts to secure its rights and ensure the performance of any such Person’s obligations under any applicable confidentiality agreement, (C) promptly terminate all access granted to any Person and its Representatives to any physical or electronic data rooms relating (or other diligence access) and (D) not terminate, waive, amend or modify any provision of any existing confidentiality agreement with respect to a potential Acquisition Proposal. Notwithstanding anything to the contrary in this Agreement, the Company and its Representatives may in any event (x) inform any Person that makes an Acquisition Proposal of the restrictions imposed by this Section 6.2 and (y) waive any standstill provisions in any agreement (including any confidentiality agreement) with any Person or group solely to the extent such standstill provisions would prohibit such Person or group from making an Acquisition Proposal privately to the Company Board.
(b)   Fiduciary Exception to No Solicitation Provision.   Notwithstanding anything to the contrary in this Section 6.2, prior to the receipt of the Company Requisite Approval, the Company may, in response to an unsolicited, bona fide written Acquisition Proposal, (i) provide access to non-public information regarding the Company or any of its Subsidiaries to the Person who made such Acquisition Proposal; provided, that such information has previously been made available to Parent or is provided to Parent promptly (and in any event within twenty-four (24) hours) following the time such information is made available to such Person and that, prior to furnishing any such material non-public information, the Company receives from the Person making such Acquisition Proposal an executed Acceptable Confidentiality Agreement and (ii) engage or participate in any discussions or negotiations with any such Person regarding such Acquisition Proposal if, and only if, prior to taking any action described in clause (i) or (ii) above, (1) the Company Board (or any committee thereof) determines in good faith after consultation with outside legal counsel that (A) based on the information then available and after consultation with a financial advisor that such Acquisition Proposal either constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal and (B) the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law and (2) with respect to clause (ii) above, the Company provides written notice to Parent at least twenty-four (24) hours prior to engaging or participating in any discussions or negotiations with any Person regarding such Acquisition Proposal.
(c)   Notice.   From and after the date of this Agreement, the Company shall promptly (and, in any event, within twenty-four (24) hours) notify Parent if (i) any written or other bona fide inquiries, proposals or offers with respect to an Acquisition Proposal or that would reasonably be expected to lead to an Acquisition Proposal are received by the Company, (ii) any non-public information is requested in connection with any Acquisition Proposal or would reasonably be expected to lead to an Acquisition

Proposal from the Company or (iii) any discussions or negotiation with respect to an Acquisition Proposal or would reasonably be expected to lead to an Acquisition Proposal are sought to be initiated or continued with the Company, indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers (including providing copies of any written material delivered by such Person) and thereafter shall keep Parent reasonably informed, on a current basis, of the status and terms of any such proposals or offers (including any material amendments thereto) and the status of any such discussions or negotiations (including delivery to Parent within twenty-four (24) hours of copies of all communications delivered by or on behalf of such Person in connection with such proposal or offer).
(d)   No Change in Recommendation or Alternative Acquisition Agreement.   Except as provided in Section 6.2(e), Section 6.2(f) or Section 6.2(h), from and after the date of this Agreement until the receipt of the Company Requisite Approval, the Company Board (or any committee thereof) shall not (i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Parent, the Company Recommendation or approve, recommend or otherwise declare advisable any Acquisition Proposal, (ii) fail to include the Company Recommendation in the Proxy Statement, (iii) other than with respect to a tender or exchange offer, reaffirm the Company Recommendation within ten (10) days of receipt of a written request from Parent to do so (and if the Company Stockholders Meeting is scheduled to be held within ten (10) days, then within three (3) Business Days of such request) if an Acquisition Proposal or any material modification thereto has been made public (other than by Parent or any of its Subsidiaries or Representatives) and not withdrawn (provided, that Parent shall be entitled to make such written request for reaffirmation only once for each Acquisition Proposal and once for each material amendment to such Acquisition Proposal), (iv) fail to recommend against any Acquisition Proposal that is a tender or exchange offer by a third party pursuant to Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act within ten (10) Business Days of the commencement thereof, (v) approve or recommend, or publicly propose to enter into an Alternative Acquisition Agreement (each of the foregoing clauses (i)  – (v), a “Change in Recommendation”) or (vi) cause or permit the Company or any of its Subsidiaries to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement or other agreement (other than a confidentiality agreement referred to in Section 6.2(b) entered into in compliance with Section 6.2(a)) (an “Alternative Acquisition Agreement”) relating to any Acquisition Proposal or (vii) approve or recommend, or publicly propose to enter into an Alternative Acquisition Agreement.
(e)   Superior Proposal Exception to Change in Recommendation Provision or Entry into an Alternative Acquisition Agreement.   Notwithstanding anything to the contrary set forth in Section 6.2, following receipt of a written Acquisition Proposal by the Company after the date of this Agreement that did not result from a material breach of Section 6.2(a) and that the Company Board (or any committee thereof) determines in good faith, after consultation with its outside legal counsel and financial advisor, constitutes a Superior Proposal, the Company Board (or any committee thereof) may, at any time prior to the receipt of the Company Requisite Approval, make a Change in Recommendation or terminate this Agreement to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal in accordance with this Section 6.2(e), or authorize, resolve, agree or propose publicly to take any such action, if all of the following conditions are met:
(i)   the Company shall have (A) provided to Parent four (4) Business Days’ prior written notice, which shall state expressly (x) that it has received a written Acquisition Proposal that constitutes a Superior Proposal, (y) the material terms and conditions of the Acquisition Proposal (including the consideration offered therein and the identity of the Person or group making the Acquisition Proposal) and shall have contemporaneously provided an unredacted copy of the Alternative Acquisition Agreement and all other documents (other than immaterial documents) related to the Superior Proposal (it being understood and agreed that any amendment to the financial terms or any other material term or condition of such Superior Proposal shall require a new notice and an additional two (2) Business Day period) and (z) that, subject to clause (ii) below, the Company Board (or any committee thereof) has determined to make a Change in Recommendation or to terminate this Agreement in accordance with Section 8.3(b) in order to enter into the Alternative Acquisition Agreement, as applicable, and (B) prior to making such a Change in

Recommendation or terminating this Agreement in accordance with Section 8.3(b), as applicable, used commercially reasonable efforts to engage in good faith with Parent (to the extent Parent wishes to engage) during such notice period, which may be on a non-exclusive basis, to consider any adjustments committed to in writing by Parent to the terms and conditions of this Agreement such that the Alternative Acquisition Agreement ceases to constitute a Superior Proposal; and
(ii)   the Company Board (or any committee thereof) shall have determined, in good faith, after consultation with its financial advisors and outside legal counsel, that, in light of such Superior Proposal and taking into account any revised terms committed to in writing by Parent, such Superior Proposal continues to constitute a Superior Proposal and that the failure to make such Change in Recommendation or to so terminate this Agreement in accordance with Section 8.3(b), as applicable, would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law.
Notwithstanding anything to the contrary contained herein, neither the Company nor any of its Subsidiaries shall enter into an Alternative Acquisition Agreement before this Agreement has been validly terminated in accordance with its terms.
(f)   Intervening Event Exception to Change in Recommendation Provision.   Notwithstanding anything to the contrary set forth in this Section 6.2, upon the occurrence of any Intervening Event, the Company Board (or any committee thereof) may, at any time prior to the receipt of the Company Requisite Approval, make a Change in Recommendation if all of the following conditions are met:
(i)   the Company shall have (A) provided to Parent four (4) Business Days’ prior written notice, which shall (x) set forth in reasonable detail information describing the Intervening Event and the rationale for the Change in Recommendation and (y) state expressly that, subject to clause (ii) below, the Company Board (or any committee thereof) has determined to make a Change in Recommendation and (B) prior to making such a Change in Recommendation, used commercially reasonable efforts to engage in good faith with Parent (to the extent Parent wishes to engage) during such notice period to consider any adjustments committed to in writing by Parent to the terms and conditions of this Agreement such that the failure of the Company Board (or any committee thereof) to make a Change in Recommendation in response to the Intervening Event in accordance with clause (ii) below would no longer reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law; and
(ii)   the Company Board (or any committee thereof) shall have determined in good faith, after consultation with its outside legal counsel, that in light of such Intervening Event and taking into account any revised terms committed to in writing by Parent, the failure to make a Change in Recommendation would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law.
(g)   Certain Permitted Disclosures.   Nothing contained in this Agreement shall prohibit the Company or the Company Board from (i) taking and disclosing to stockholders of the Company a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act (or any similar communication to stockholders of the Company in connection with the making or amendment of a tender offer or exchange offer) or (ii) making any “stop-look-and-listen” or similar communication to the stockholders of the Company of the nature contemplated by Rule 14d-9 under the Exchange Act; provided, that (A) in no event shall this Section 6.2(g) affect the obligations specified in this Section 6.2 (or the consequences thereof in accordance with this Agreement) or the definition of Change in Recommendation and (B) any such disclosure (other than the issuance by the Company of a “stop-look-and-listen” or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act) that is otherwise within the definition of “Change in Recommendation” shall be deemed a Change in Recommendation for all purposes of this Agreement.
(h)   Parent Acquisition Proposal.
(i)   Notwithstanding anything to the contrary in this Agreement, including the other provisions of this Section 6.2, if, at any time, Parent or any of its Subsidiaries or Representatives receives a Parent Acquisition Proposal or any inquiry, proposal, offer or request for information with respect to a Parent Acquisition Proposal, or with respect to such inquiry, proposal, offer or request for information that would reasonably be expected to lead to a Parent Acquisition Proposal, then (A) Parent shall promptly (and, in any event, within twenty-four (24) hours) notify the Company thereof indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers (including providing copies of any written material delivered by such Person) and thereafter shall keep the Company reasonably informed, on a current basis, of the status and terms of any such proposals or offers (including any material amendments thereto) and the status of any such discussions or negotiations (including delivery to the Company, on a current basis, copies of all material communications delivered by or on behalf of such Person in connection with such proposal or offer) and (B) with respect to any such Parent Acquisition Proposal that Parent determines to pursue, subject to the execution by such Person (or any of its Affiliates) of an Acceptable Confidentiality Agreement, the Company, its Subsidiaries and their respective Representatives shall have the right (x) to provide access to non-public information regarding the Company or any of its Subsidiaries to such Person who made such Parent Acquisition Proposal or who made such inquiry, proposal, offer or request for information with respect to such Parent Acquisition Proposal or that would reasonably be expected to lead to a Parent Acquisition Proposal and (y) engage or participate in any discussions or negotiations with any such Person regarding (1) such Parent Acquisition Proposal or regarding such inquiry, proposal or offer with respect to a Parent Acquisition Proposal or that would reasonably be expected to lead to such Parent Acquisition Proposal and (2) any actual or potential Acquisition Proposal that would or would reasonably be expected to be entered into in connection with such Parent Acquisition Proposal; provided, that (1) Parent shall lead and control any such discussions or negotiations, including with respect to terminating any such discussions or negotiations, (2) non-public information provided by the Company, its Subsidiaries and their respective Representatives to such Person has previously been made available to Parent or is provided to Parent promptly (and in any event within twenty-four (24) hours) following the time such information is made available to such Person and (3) the Company shall coordinate with Parent and keep Parent reasonably informed of any discussions or negotiations held with such Person.
(ii)   Notwithstanding anything to the contrary in this Agreement, including the other provisions of this Section 6.2, if Parent enters into, or if Parent informs the Company that Parent intends to enter into, any written definitive agreement for a Parent Acquisition Proposal, (A) the Company Board (or any committee thereof) shall have the right to (x) make a Change in Recommendation or approve the termination of this Agreement to enter into an Alternative Acquisition Agreement for an Acquisition Proposal (provided, that solely for purposes of this Section 6.2(h)(ii), references to “fifteen percent (15%) or more” in the definition of Acquisition Proposal shall be deemed to be references to “fifty percent (50%) or more”) with such Person (or any of its Affiliates) that has made such Parent Acquisition Proposal and (y) take such other actions as it deems necessary, appropriate or advisable in connection therewith, including approving such Alternative Acquisition Agreement, and (B) the Company shall have the right, substantially concurrently with and subject to the entry by Parent or any of its Subsidiaries into any written definitive agreement in connection with such Parent Acquisition Proposal, to (x) terminate this Agreement pursuant to Section 8.3(c) and (y) enter into with the Person making such Parent Acquisition Proposal (or any of its Affiliates) any and all Alternative Acquisition Agreements with respect to such Acquisition Proposal. For the avoidance of doubt, no actions taken by the Company, the Company Board, any Subsidiary of the Company or any Representative of the Company pursuant to or in accordance with this Section 6.2(h) shall be deemed or shall constitute a breach or default of the other provisions of this Section 6.2 or any other provision of this Agreement.
6.3   Information Supplied; Schedule 13E-3.
(a)   As promptly as reasonably practicable, and in any event within thirty five (35) days of the date of this Agreement, the Company shall prepare and cause to be filed with the SEC, a proxy statement of the type contemplated by Regulation 14A of the Exchange Act in preliminary form in connection with the solicitation by the Company of proxies from holders of Shares to obtain the Company Requisite Approval (the “Proxy Statement”). The Company and Parent shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare a Rule 13e-3 Transaction Statement on Schedule 13E-3 (such transaction statement, including any amendment or supplement thereto, the “Schedule 13E-3”) relating to the transactions contemplated by this Agreement.
(b)   The Company shall use its reasonable efforts to cause the definitive Proxy Statement and the Schedule 13E-3 to be filed with the SEC and the definitive Proxy Statement to be mailed to the Company’s stockholders as promptly as possible after the date the staff of the SEC (the “Staff”) advises that it has no further comments thereon or that the Company may commence mailing the Proxy Statement, which confirmation will be deemed to occur if the Staff has not affirmatively notified the Company that the SEC will or will not be reviewing the Proxy Statement within the time frame specified by Rule 14A-6(a) of the Exchange Act (such earlier time, the “Filing Time”).
(c)   No filing of, or amendment or supplement to, the Proxy Statement, the Schedule 13E-3 or any other SEC filing (such other SEC filing, an “Other Company Filing”) will be made by the Company without providing Parent a reasonable opportunity to review and comment thereon (other than any filing, amendment or supplement in connection with a Change in Recommendation), and the Company shall consider in good faith any comments related thereto reasonably proposed by Parent’s outside legal counsel and its other Representatives. The Company shall promptly provide Parent with copies of all such filings, amendments or supplements to the extent not readily publicly available. In connection with the Proxy Statement and the Schedule 13E-3, Parent shall (i) furnish all information required by the Exchange Act or applicable Law concerning it and its Affiliates to the Company, (ii) provide such other assistance and such other information as may be reasonably requested by the Company in connection with the preparation of information to be included therein and (iii) otherwise reasonably assist and cooperate with the Company in the preparation of the Proxy Statement and the Schedule 13E-3 and the resolution of any comments received from the SEC. The Company agrees that all information related to Parent and its Affiliates included in the Proxy Statement, Schedule 13E-3 or Other Company Filing shall be in form and content reasonably satisfactory to Parent. If at any time, any information relating to the Company or Parent, or any of their respective Affiliates, directors or officers, is discovered by the Company or Parent, which is required to be set forth in an amendment or supplement to the Proxy Statement or Schedule 13E-3 such that the Proxy Statement or Schedule 13E-3 would not (A) include any misstatement of a material fact or (B) omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then (x) the party that makes such discovery shall promptly notify the other party and (y) the Company shall prepare (with Parent’s reasonable assistance) and file with the SEC any appropriate amendment or supplement describing such information and, to the extent required by applicable Law, disseminate such amendment or supplement to the stockholders of the Company. The Company shall notify Parent promptly of the receipt of any comments from the SEC or the Staff and of any request by the SEC or the Staff for amendments or supplements to the Proxy Statement or Schedule 13E-3 or for additional information and shall supply Parent with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC or the Staff, on the other hand, with respect to the Proxy Statement or Schedule 13E-3 or the transactions contemplated hereby, including the Merger. No response to any comments from the SEC or the Staff relating to the Proxy Statement or Schedule 13E-3 will be made by the Company without providing Parent a reasonable opportunity to review and comment thereon, unless made pursuant to a telephone call initiated by the SEC. The Company will use reasonable best efforts to cause the Proxy Statement and the Company and Parent will use reasonable best efforts to cause the Schedule 13E-3 to comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder, and the rules of OTC Market Group (the “OTC”) and NASDAQ, as applicable.
6.4   Company Stockholders Meeting.
(a)   The Company will, in consultation with Parent, as promptly as reasonably practicable after the Filing Time and in accordance with applicable Law and the Restated Company Certificate of Incorporation and the A&R Company Bylaws, and the rules of the OTC, take all action necessary to establish a record date for, duly call, give notice of, convene and hold a meeting of holders of Shares (or, if the holders of Series A Preferred Shares have delivered a written consent approving the Company

Charter Amendment, a meeting of holders of Common Shares) to consider and vote upon the approval of the adoption of this Agreement and the approval of the adoption of the Company Charter Amendment (the “Company Stockholders Meeting”) as promptly as reasonably practicable following the mailing of the Proxy Statement to the Company’s stockholders for the purpose of obtaining the Company Requisite Approval. Subject to the provisions of Section 6.2, the Company Board shall (i) include the Company Recommendation in the Proxy Statement, (ii) recommend at the Company Stockholders Meeting that the holders of Common Shares approve the adoption of this Agreement and the holders of Common Shares or Shares, as applicable, approve the adoption of the Company Charter Amendment and (iii) use its reasonable best efforts to obtain and solicit such approvals. Unless a Change in Recommendation has occurred in accordance with Section 6.2 the Company shall keep Parent informed on a reasonably current basis of the status of its efforts to solicit and obtain the Company Requisite Approval. The Company shall permit Parent and its Representatives to attend the Company Stockholders Meeting if requested by Parent in writing. Notwithstanding the foregoing, if on or before the time the Company Stockholders Meeting is scheduled, the Company reasonably believes that (A) it will not receive proxies representing the Company Requisite Approval, whether or not a quorum is present, or (B) it will not have enough Common Shares represented to constitute a quorum necessary to conduct the business of the Company Stockholders Meeting, the Company may (and shall at the reasonable request of Parent), in its reasonable discretion, postpone or adjourn, or make one or more successive postponements or adjournments of, the Company Stockholders Meeting in consultation with Parent. In addition, notwithstanding the first and second sentence of this Section 6.4(a), the Company may postpone or adjourn the Company Stockholders Meeting to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined, after consultation with outside legal counsel, is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated in a manner suitable under applicable Law and reviewed by stockholders of the Company prior to the Company Stockholders Meeting. The foregoing notwithstanding, the Company may not, without the prior written consent of Parent or except as expressly required by an Order, postpone or adjourn the Company Stockholders Meeting for a period of more than ten (10) Business Days on any single occasion. Without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), the matters contemplated by the Company Requisite Approval shall be the only matters (other than matters of procedure and matters required by or advisable under applicable Law to be voted on by the Company’s stockholders in connection therewith) that the Company shall propose to be voted on by the stockholders of the Company at the Company Stockholders Meeting. Notwithstanding the foregoing, in no event will the record date of the Company Stockholders Meeting be changed without Parent’s prior written consent (such consent not be unreasonably withheld, conditioned or delayed), unless the Company Board shall determine, in good faith, after consultation with its outside counsel, that the record date should be changed as required by applicable Law or that the failure to change the record date would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law.
(b)   Notwithstanding any Change in Recommendation, the Company shall nonetheless submit this Agreement and the Company Charter Amendment to the holders of Shares entitled to vote thereon for adoption at the Company Stockholders Meeting unless this Agreement is terminated in accordance with ARTICLE VIII prior to the Company Stockholders Meeting.
6.5   Filings; Other Actions; Notification and Cooperation.
(a)   The Company and Parent shall, subject to Section 6.2, cooperate with each other and use, and shall cause their respective Subsidiaries and Affiliates to use, their respective reasonable best efforts to consummate and make effective the Merger and the other transactions contemplated by this Agreement as expeditiously as practicable, and in no event later than the Termination Date, including (i) preparing and filing all documentation to effect all necessary notices, reports and other filings required under any Antitrust Laws with respect to the transactions contemplated hereby and to obtain as expeditiously as practicable all consents, registrations, approvals, permits, expirations of waiting periods and authorizations necessary or advisable to be obtained from any Governmental Entity in order to consummate the Merger or any of the other transactions contemplated by this Agreement, and (ii) satisfying the conditions to consummating the Merger.

(b)   In the event that the parties hereto receive a request for information or documentary material pursuant to any Antitrust Laws, unless otherwise agreed to by Parent and the Company in writing, the parties hereto will use their reasonable best efforts to submit an appropriate response to such request as promptly as practicable and advisable, and counsel for the parties will closely cooperate during the entirety of any such review process. None of the parties hereto, including their respective Subsidiaries and Affiliates, shall take, cause or permit to be taken, or omit to take, any action that may reasonably be expected to materially delay or prevent consummation of the contemplated transactions, unless otherwise agreed to in advance by the parties. Parent and the Company shall jointly lead and control the parties’ contact, strategy, timing decisions, and communications for dealing with Governmental Entities in furtherance of the parties’ respective obligations pursuant to this Section 6.5, and Parent and the Company shall use their respective reasonable best efforts to cooperate with the other party in this regard; provided that, notwithstanding anything to the contrary in this Section 6.5 or elsewhere in this Agreement, in the event of a disagreement concerning any joint determination reference pursuant to the immediately foregoing sentence, Parent shall make the final determination in its sole discretion and Parent’s decision shall prevail and control (and the Company may not take any actions in contravention of such determination by Parent). No party hereto or its counsel shall independently participate in any prearranged substantive call or meeting relating to the Antitrust Laws with any Governmental Entity in respect of such filings, investigation, or other inquiry without first giving the other party or its counsel prior notice of such call or meeting and, to the extent permitted by such Governmental Entity, the opportunity to attend and participate. In furtherance of the foregoing and to the extent permitted by applicable Law, (i) each party shall promptly notify the other of any filing or material or substantive communication or inquiry it or any of its Affiliates or Subsidiaries intends to make with any Governmental Entity relating to the matters that are the subject of this Section 6.5, (ii) prior to submitting any such filing or submission or making any such communication or inquiry, such party shall provide the other party and its counsel a reasonable opportunity to review, and shall consider in good faith the comments of the other party in connection with, any such filing, submission, communication or inquiry, (iii) promptly following the submission of such filing or making such communication, submission or inquiry, provide the other party with a copy of any such filing or submission or, if in written form, communication or inquiry, or a summary of any oral communication and (iv) consult with the other party in connection with any inquiry, hearing, investigation or litigation by, or negotiations with, any Governmental Entity relating to the Merger, including the scheduling of, and strategic planning for, any meetings with any Governmental Entity relating thereto. In exercising the foregoing cooperation rights, the Company and Parent each shall act reasonably and as promptly as reasonably practicable. Notwithstanding the foregoing, materials provided pursuant to this Section 6.5(b) may be provided on an “outside counsel only” or “Outside antitrust counsel only” basis, and may be reasonably redacted or withheld as necessary to address reasonable privilege concerns, to comply with contractual arrangements or applicable Law, to address attorney-client privilege concerns, or to protect confidential or competitively sensitive information.
6.6   Access; Consultation.
(a)   Subject to Section 6.22, upon reasonable advance notice (and in any event not less than twenty-four (24) hours’ notice), and except as may otherwise be required by applicable Law, (i) the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to cause its and its Subsidiaries’ directors, officers and employees to, and shall direct its other Representatives to, afford Parent and its Representatives reasonable access, during normal business hours during the period prior to the earlier of the Effective Time and the termination of this Agreement in accordance with ARTICLE VIII, to the Company’s and its Subsidiaries’ properties, assets, books and records and (ii) during such period, the Company shall, and shall cause its Subsidiaries to, furnish promptly to Parent all information concerning its or any of its Subsidiaries’ capital stock, business and personnel as may reasonably be requested by Parent in connection with the Merger; provided, that no investigation pursuant to this Section 6.6 shall affect or be deemed to modify any representation or warranty made by the Company; and provided, further that the foregoing shall not require the Company to permit any invasive environmental sampling of soil, groundwater, sediment, other environmental media or building materials or any inspection or to disclose any information pursuant to this Section 6.6, to the extent that (A) in the reasonable good faith judgment of the Company, any applicable Law requires the Company or its Subsidiaries to restrict or prohibit access to any such information or disclosure thereof would expose the Company to an unreasonable risk of liability for disclosure of sensitive or personal information, (B) in the reasonable good faith judgment of the Company, the information is subject to confidentiality obligations to a third party or its disclosure would violate the terms of any confidentiality agreement or other Contract that is binding on the Company or any of its Subsidiaries or (C) disclosure of any such information or document would result in the waiver or loss of attorney-client privilege, work product doctrine or any other legal privilege; provided, further, that with respect to the foregoing clauses (A) through (C) of this Section 6.6(a), the Company shall use its commercially reasonable efforts to (x) obtain the required consent of any such third party to provide such disclosure, (y) develop an alternative to providing such information so as to address such matters that is reasonably acceptable to the Company and (z) in the case of clauses (A) and (C), implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the objection, including by arrangement of appropriate clean room procedures, necessary redactions or entry into a customary joint defense agreement with respect to any information to be so provided, if the parties determine that doing so would reasonably permit the disclosure of such information without violating applicable Law or jeopardizing such privilege. Any investigation pursuant to this Section 6.6 shall be conducted in such a manner as not to interfere unreasonably with the conduct of the business of the Company. The Company shall be entitled to have a Representative present at all times during any inspection or access to information, and all such inspections or access granted pursuant to this Section 6.6 shall be subject to the Company’s reasonable security measures. Subject to the terms of this Agreement, the Company shall maintain and exercise complete control and supervision over the Company and its Subsidiaries. All requests for information made pursuant to this Section 6.6 shall be directed to an executive officer of the Company or such Person as may be designated by any such executive officer.
(b)   The Company may, as it deems advisable and necessary, designate competitively sensitive material as “Outside Counsel Only Material” or with similar restrictions. Such material and the information contained therein shall be given only to the outside counsel of the recipient, pursuant to the terms of an agreement with respect thereto on terms that are reasonably acceptable to Parent and the Company and pursuant to which such information shall not be disclosed by such outside counsel to any directors, officers or employees of the recipient without the express prior permission of the Company or its legal counsel, and shall be subject to any additional confidentiality or joint defense agreement between the parties. All information exchanged pursuant to this Section 6.6, including all information and/or discussions resulting from any access provided pursuant to this Section 6.6 shall be kept confidential.
(c)   To the extent that any of the information or material furnished pursuant to this Section 6.6 or otherwise in accordance with the terms of this Agreement may include material subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened Proceedings or governmental investigations, the parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine.
(d)   Nothing in this Section 6.6 or in any other part of this Agreement shall require the Company to permit any inspection of or access to or to disclose (i) any information concerning Acquisition Proposals, which shall be governed by Section 6.2 or (ii) any information regarding the deliberations of the Company Board with respect to the transactions contemplated hereby or any similar transaction or transactions with any other Person, the entry into this Agreement, or any materials provided to the Company Board in connection therewith.
6.7   Stock Exchange De-listing and De-registration.   The Company and Parent shall take all commercially reasonable actions necessary to permit the Common Shares to be removed from the OTC and de-registered under the Exchange Act as promptly as practicable following the Effective Time.
6.8   Publicity.   The Company and Parent shall consult with each other prior to issuing or making, and provide each other the opportunity to review and comment on, any press releases or other public announcements with respect to the Merger and the other transactions contemplated by this Agreement and any filings with any third party or any Governmental Entity (including any national securities exchange) with respect thereto and shall not issue any such press release or public announcements without the prior written consent of the other party (which shall not be unreasonably withheld, delayed or conditioned), except (a) after consultation with its outside counsel, as may be required by applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange, the OTC or NASDAQ, (b) after consultation with its outside counsel, any consultation that would not be reasonably practicable as a result of requirements of applicable Law, (c) any press release or public statement that in the good faith judgment of the applicable party is reasonably consistent in tone and tenor with prior press releases issued or public statements made in compliance with this Section 6.8 or (d) with respect to any Change in Recommendation made in accordance with this Agreement or Parent’s response thereto.
6.9   Expenses; Transfer Taxes.
(a)   Except as otherwise provided in Section 8.5, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement shall be paid by the party incurring such expense and Parent will be responsible for, and pay, fifty percent (50%) of the filing fees incurred in connection with the filings required under Antitrust Laws.
(b)   All transfer, documentary, excise, sales, use, stamp, registration and other similar Taxes and fees (including penalties and interest) incurred in connection with the Merger shall be paid by Parent when due and payable.
6.10   Indemnification; Directors’ and Officers’ Insurance.
(a)   From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation and ParentSub LLC to the fullest extent permitted under applicable Law to, indemnify, defend and hold harmless, and advance expenses to, the individuals who, at or prior to the Effective Time, were directors or officers of the Company or any of its Subsidiaries, as applicable (the “Indemnified Parties”), against any and all costs (including amounts paid in settlement or compromise) or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, penalties or liabilities arising from, relating to or incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (including with respect to matters existing or occurring at or prior to the Effective Time (including this Agreement and the transactions and actions contemplated hereby)), whenever asserted, arising out of or based on, in whole or in part, (i) the fact that such Indemnified Party is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another Person or (ii) acts or omissions by a director, officer, employee or agent of the Company in that individual’s capacity as a director or officer of the Company, or taken at the request of the Company, in each case under clause (i) or (ii) at, or prior to, the Effective Time (including any action relating in whole or in part to the transactions contemplated by this Agreement (including the Merger) or relating to the enforcement of this provision), in each case, whether threatened, pending or completed and whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted under the Laws of the State of Delaware, any applicable indemnification agreement to which such Person is a party, the Restated Company Certificate of Incorporation or the A&R Company Bylaws, as applicable, in effect on the date of this Agreement to indemnify such Person (and Parent, ParentSub LLC and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable Law; provided, that the Person to whom expenses are advanced shall provide an undertaking to repay such advances if it is ultimately determined by final adjudication that such Person is not entitled to indemnification). Parent shall, and shall cause the Surviving Corporation and ParentSub LLC to ensure that the organizational documents of the Surviving Corporation, ParentSub LLC and their respective Subsidiaries, shall, for a period of six (6) years from and after the Effective Time, contain provisions no less favorable, in the aggregate, with respect to indemnification, advancement of expenses and exculpation of present and former directors, officers, employees and agents of the Company and their Subsidiaries than are presently set forth in the Restated Company Certificate of Incorporation and the A&R Company Bylaws (or equivalent organizational and governing documents of any Subsidiary). Any right of indemnification of an Indemnified Party pursuant to this Section 6.10 shall not be amended, repealed or otherwise modified at any time in a manner that would adversely affect the rights of such Indemnified Party as provided herein.
(b)   Prior to the Effective Time, the Company shall and, if the Company is unable to, Parent shall cause the Surviving Corporation and ParentSub LLC to, obtain and fully pay for “tail” insurance policies with a claims period of at least six (6) years from and after the Effective Time for the Company’s current and former directors and officers who are currently covered by the directors’ and officer’s liability insurance coverage currently maintained by the Company from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with benefits and levels of coverage at least as favorable as the Company’s existing policies, as applicable, with respect to matters existing or occurring at or prior to the Effective Time (including in connection with this Agreement and the transactions or actions contemplated hereby); provided, however, that in no event shall the Company or ParentSub LLC be required to expend for such policies an annual premium amount in excess of three-hundred percent (300%) of the annual premiums currently paid by the Company for such insurance. If the Company for any reason fails to obtain such “tail” insurance policies as of the Effective Time, Parent shall, and Parent shall cause ParentSub LLC to, continue to maintain in effect for a period of at least six (6) years from and after the Effective Time the D&O Insurance in place as of the date of this Agreement with benefits and levels of coverage at least as favorable, in the aggregate, as provided in the Company’s existing policies as of the date of this Agreement, or Parent shall cause ParentSub LLC to purchase comparable D&O Insurance for such six (6)-year period with benefits and levels of coverage at least as favorable as provided in the Company’s existing policies as of the date of this Agreement; provided, however, that in no event shall Parent or ParentSub LLC be required to expend for such policies, an annual premium amount in excess of three-hundred percent (300%) of the annual premium currently paid by the Company for such insurance; provided, further, that if the premium for such insurance coverage exceeds such amount, Parent shall, or Parent shall cause ParentSub LLC to, obtain a policy with the greatest coverage available for a cost not exceeding such amount.
(c)   If Parent, the Surviving Corporation, ParentSub LLC or any of their respective successors or assigns (i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, (ii) shall transfer or convey all or substantially all of its properties and assets to any Person, or (iii) winds up or dissolves, then, and in each such case as a condition thereto, Parent or the Surviving Corporation (or their respective successors or assigns), as applicable, shall, or Parent (or its successor or assign) shall cause ParentSub LLC (or its successor or assign) to, cause such Person to assume (either by operation of law or by written instrument) all of the obligations set forth in this Section 6.10.
(d)   The provisions of this Section 6.10 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives. The rights of each Indemnified Party under this Section 6.10 shall be in addition to, and not in substitution for, any other rights such individual may have under the Laws of the State of Delaware, any applicable indemnification agreement to which such Person is a party, the Restated Company Certificate of Incorporation or the A&R Company Bylaws, and Parent acknowledges and agrees that all rights to indemnification, advancement of expenses and exculpation from liabilities now existing in favor of any Indemnified Party for actions or omissions occurring at or prior to the Effective Time shall continue in full force and effect in accordance with their terms. The obligations of Parent, the Surviving Corporation and ParentSub LLC under this Section 6.10 shall not be terminated or modified in such a manner as to materially and adversely affect the rights of any Indemnified Party to whom this Section 6.10 applies unless (i) such termination or modification is required by applicable Law or (ii) the affected Indemnified Party shall have consented in writing to such termination or modification (such consent not to be unreasonably delayed, withheld or conditioned).
(e)   Neither Parent nor the Surviving Corporation shall, and Parent shall not permit ParentSub LLC to, settle, compromise or consent to the entry of any judgment in any threatened or actual Proceeding relating to any acts or omissions covered under this Section 6.10 for which indemnification could be sought by an Indemnified Party hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such Proceeding or such Indemnified Party otherwise consents in writing (such consent not to be unreasonably withheld, delayed or conditioned) to such settlement, compromise or consent.
(f)   Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to any directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries, as applicable, for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.10 is not prior to or in substitution for any such claims under such policies.
6.11   Takeover Statute.   If any Takeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement, the Company and its board of directors (or any committee thereof) shall grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise use reasonable best efforts to act to eliminate or minimize the effects of such statute or regulation on such transactions.
6.12   Control of the Company’s or Parent’s Operations.   Nothing contained in this Agreement shall give Parent or the Company, directly or indirectly, rights to control or direct the operations of the other prior to the Effective Time. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its operations.
6.13   Section 16(b).   Prior to the Effective Time, each of Parent and the Company shall take all such steps as may be required or as may be reasonably requested by any party hereto (to the extent permitted under applicable Law) to cause any acquisitions from or dispositions to Parent or the Company of shares of equity securities of Parent or the Company, as applicable, resulting from the transactions contemplated by the Transaction Documents (including securities deliverable upon exercise, vesting or settlement of any Company Equity Awards or other derivative securities) by each person who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Parent or the Company and eligible for the exemption in Rule 16b-3 promulgated under the Exchange Act, respectively, to be exempt under Rule 16b-3 promulgated under the Exchange Act, including in accordance with that certain No-Action Letter dated January 12, 1999 issued by the SEC regarding such matters.
6.14   Approval by Sole Stockholder of Merger Sub.   Immediately following the execution and delivery of this Agreement by the parties hereto, Parent shall cause ParentSub LLC, as the sole stockholder of Merger Sub, to adopt this Agreement and approve the transactions contemplated hereby, including the Merger, in accordance with the DCGL, by written consent. Parent shall cause ParentSub LLC to promptly deliver a copy of such executed written consent to the Company. Parent agrees that it shall cause Merger Sub and ParentSub LLC to comply with all of their respective obligations under this Agreement and under any other Transaction Documents.
6.15   Stockholder Litigation.   Prior to the Effective Time, the Company shall promptly advise Parent of any Proceeding commenced after the date hereof against the Company or any of its directors by any stockholder of the Company relating to this Agreement and the transactions contemplated hereby, including the Merger, and shall keep Parent reasonably informed on a reasonably current basis regarding any such Proceeding. Prior to the Effective Time, Parent shall promptly advise the Company of any Proceeding commenced after the date hereof against Parent or any of its directors by any stockholder of Parent relating to this Agreement and the transactions contemplated hereby, including the Merger, and shall keep the Company reasonably informed on a reasonably current basis regarding any such Proceeding. Prior to the Effective Time, each of the Company and Parent shall give the other party the opportunity to participate in (but not control) the defense and settlement of any stockholder litigation against it and/or its officers or directors; provided, that neither the Company nor Parent shall settle, compromise or enter into any agreement or arrangement, or consent to the entry of, or fail to defend against entry of, any order or judgment, with respect to any such stockholder litigation without the prior written consent of the other party (such consent not to be unreasonably withheld, conditioned or delayed); provided, that such prior written consent shall not be required for, and the Company or Parent, as applicable, may enter into, any settlement, compromise, agreement, arrangement, order or judgment of such stockholder litigation so long as such settlement, compromise, agreement, arrangement, order or judgment does not include an admission of liability or wrongdoing on the part of, and does not impose any monetary or non-monetary remedy or relief against, the other party or any of the other party’s current or former directors or officers (to the extent such individuals are a party to such stockholder litigation). After the Effective Time, Parent may enter into any settlement, compromise, agreement, arrangement, order or judgment of such stockholder litigation so long as such settlement, compromise, agreement, arrangement, order or judgment does not include an admission of liability or wrongdoing on the part of, and does not impose any monetary or non-monetary remedy or relief against, any of the Company’s current or former directors or officers (to the extent such individuals are a party to such stockholder litigation).
6.16   Treatment of Exchangeable Debentures.
(a)   To the extent that all of the Exchangeable Debentures are not repurchased or exchanged prior to the Closing Date, the Company shall take all reasonably necessary actions in accordance with the terms of the Exchangeable Senior Debentures Indenture, including the giving of any notices that may be required in connection with any repurchases or exchange of Exchangeable Debentures, to consummate a “Change in Control Redemption” (as such term is defined in the Exchangeable Senior Debentures Indenture) concurrently with (to the extent such “Change in Control Redemption” is conditioned upon the consummation of the Closing) or promptly after the Effective Time. From and after the announcement of a Change in Control Redemption, to the extent any Exchangeable Debentures are submitted for exchange in connection with the “Change in Control Redemption,” the Company shall use its reasonable best efforts to comply with its obligations under the Exchangeable Senior Debentures Indenture.
(b)   Prior to the Closing Date, in the event (i) any holder of the Exchangeable Debenture exercises its put right for the Company to repurchase such holder’s Exchangeable Debentures pursuant to Section 12.01 or Section 12.02 of the Exchangeable Senior Debentures Indenture in accordance with the terms thereof or (ii) any holder of any Exchangeable Debentures elects to exchange its Exchangeable Debentures pursuant to ARTICLE XI of the Exchangeable Senior Debentures Indenture, then, in each case, (A) the Company shall (subject to the receipt by the Company of cash funds under a Parent Loan Facility in the amounts contemplated by the immediately succeeding clause (B)) repurchase or settle its exchange obligation with respect to such Exchangeable Debentures in full in cash in accordance with the terms of the applicable Exchangeable Senior Debentures Indenture and (B) Parent (or its Subsidiaries) shall make cash loans to the Company under a Parent Loan Facility no later than three (3) Scheduled Trading Days (as defined in the Exchangeable Senior Debentures Indenture) prior to the applicable repurchase date or exchange settlement date in an amount (including reasonable fees and expenses related thereto) no less than an amount (including reasonable fees and expenses related thereto) that the Company reasonably determines is necessary to repurchase or settle its exchange obligation with respect to the applicable Exchangeable Debentures in full in cash. Notwithstanding anything to the contrary in this Section 6.16(b), if (x) Parent and the Company reasonably determine that the Closing will not occur on or prior to the 30 Scheduled Trading Days prior to March 27, 2025 or (y) any holder of any Exchangeable Debentures elects to exchange its Exchangeable Debentures pursuant to ARTICLE XI of the Exchangeable Senior Debentures Indenture and such exchange would be settled in cash prior to the Closing, Parent and the Company shall use their reasonable best efforts to enter into definitive documents that govern the Parent Loan Facility no later than five (5) Scheduled Trading Days prior to any applicable repurchase date or exchange settlement date contemplated by the immediately preceding sentence; provided, that as a condition precedent to Parent entering into definitive documents for the Parent Loan Facility, the Company shall execute and deliver to Parent Form FR G-3 and, to the extent reasonably requested by Parent, any updates thereto required by Regulation U.
(c)   The Company shall not exercise its right to redeem the Exchangeable Debentures under Section 11.16 of the Exchangeable Senior Debentures Indenture without the prior written consent of Parent.

6.17   Treatment of Forward Contract.
(a)   The Company shall (i) use commercially reasonable efforts to cause Company, LLC to provide all notices required to be delivered prior to the Closing Date by Company, LLC, if any, pursuant to the Forward Contract related to or stemming from the Merger in a timely manner, and to promptly forward to Parent all notices and communications received by it under the Forward Contract and (ii) cause Company, LLC to use commercially reasonable efforts to negotiate an amendment, termination or similar arrangement to the Forward Contract effecting the final and complete termination and/or settlement of the Forward Contract through the payment of all amounts and delivery of all shares thereunder on or prior to the Closing Date such that no default, event of default or termination event could or would occur under the Forward Contract if such payments and deliveries were made on or prior to such date (the “Forward Contract Amendment”). Parent shall use commercially reasonable efforts to cooperate with the Company with respect to negotiating the Forward Contract Amendment, and neither Company nor Company, LLC shall execute the Forward Contract Amendment without the prior written consent of Parent.
(b)   Unless otherwise instructed by Parent, the Forward Contract Amendment shall provide that the Collateral Shares (as defined in the Forward Contract) shall be delivered to UBS AG, London Branch (the “Dealer”) or an affiliate of Dealer in order to maximize any cash payment due pursuant to the Forward Contract and Forward Contract Amendment by the Dealer to Company, LLC or minimize any cash payment due pursuant to the Forward Contract and Forward Contract Amendment by Company, LLC to Dealer.
6.18   Intended Tax Treatment.
(a)   The parties hereto agree not to take any position on any Tax Return that is inconsistent with the Intended Tax Treatment for all U.S. federal (and, if applicable, state and local) income tax purposes, except to the extent otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code. From and after the date of this Agreement, each party hereto shall use its reasonable best efforts to ensure the Intended Tax Treatment is respected and shall not knowingly take any action, cause or permit any action to be taken, or fail to take any action, which action or failure to act could prevent the Intended Tax Treatment, except for any actions expressly contemplated to be taken pursuant to this Agreement or any of the Transaction Documents.
(b)   The parties acknowledge and agree that solely for purposes of determining the value of Parent Common Stock to be received by the holders of Series A Preferred Shares for purposes of measuring continuity of interest under Treasury Regulations Section 1.368-1(e)(2)(i) and Revenue Procedure 2018-12, 2018-6 IRB 349 (“Rev. Proc. 2018-12”), (i) the “Safe Harbor Valuation Method” will be the “Average of the Daily Volume Weighted Average Prices” as described in Section 4.01(1) of Rev. Proc. 2018-12, (ii) the “Measuring Period” (within the meaning of Section 4.02 of Rev. Proc. 2018-12) will be ten (10) consecutive trading days ending on the Business Day prior to the date of this Agreement, (iii) the “specified exchange” (within the meaning of Section 3.01(4) of Rev. Proc. 2018-12) will be Nasdaq and (iv) the “authoritative reporting source” (within the meaning of Section 3.01(4) of Rev. Proc. 2018-12) will be Bloomberg L.P.
6.19   Amendment of the Company Charter.   Subject to the receipt of the Company Requisite Approval, the Company shall, prior to the Effective Time, take all such actions as may be required to give effect to the Company Charter Amendment as of no later than immediately prior to the Effective Time, including (but not limited to) filing or causing to be filed a Certificate of Amendment, setting forth the Company Charter Amendment, in the form attached hereto as Exhibit C (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware in accordance with the DGCL.
6.20   Certain Contract Terminations.   At or prior to the Closing, the Company will cause the termination of the Contracts or arrangements set forth on Section 6.20 of the Company Disclosure Letter in accordance with, and effective as of the times set forth in, Section 6.20 of the Company Disclosure Schedule, without any cost or liability to the Company (or, after the Closing, Parent, the Surviving Corporation and their respective Affiliates), in each case, except for any cost or liability that expressly survives the termination by their terms or under applicable Law. Each of Parent and the Company agrees that effective upon the

Effective Time (if it occurs), that certain Governance Agreement, dated as of December 20, 2011, by and among Parent, Liberty Interactive Corporation and Barry Diller, is terminated and will thereafter cease to be of any further force and effect, and, notwithstanding anything to the contrary contained therein, no party thereto will thereafter have any rights, claims or obligations thereunder.
6.21   ParentSub LLC Merger.   Immediately following the Effective Time, Parent shall cause ParentSub LLC to effectuate the ParentSub LLC Merger in accordance with Section 267 of the DGCL and Section 18-209(i) of the Delaware Limited Liability Company Act, and following the consummation of the ParentSub LLC Merger, the separate corporate existence of the Surviving Corporation shall thereupon cease. ParentSub LLC shall continue as the surviving company in the ParentSub LLC Merger, and the separate existence of ParentSub LLC with all of its properties, rights, privileges, immunities, powers and franchises shall continue unaffected by the ParentSub LLC Merger. At the effective time of the ParentSub LLC Merger, the effect of the ParentSub LLC Merger shall be as provided in the certificate of merger effecting the ParentSub LLC Merger and the applicable provisions of the DGCL and the Delaware Limited Liability Company Act. Without limiting the generality of the foregoing, and subject thereto, at such effective time, all of the property, rights, privileges, immunities, powers and franchises of the Surviving Corporation shall vest in ParentSub LLC, and all debts, liabilities and duties of the Surviving Corporation shall become the debts, liabilities and duties of ParentSub LLC.
6.22   Waiver of Conflicts Regarding Representation.
(a)   The parties hereto agree that, notwithstanding any current or prior representation of (i) the Company (which, for the avoidance of doubt, excludes the Surviving Corporation and ParentSub LLC) or any of its Subsidiaries, or any and all of their respective predecessors and successors, (ii) officers or directors of the Company or any of its Subsidiaries as of immediately prior to the Effective Time, (iii) former members of the Company Board, (iv) Maffei, (v) Liberty Media or (vi) any Covered Person (collectively, the “Represented Persons”) or any of their respective Affiliates by O’Melveny, Baker Botts, Potter Anderson, Sherman or Skadden, each of O’Melveny, Baker Botts, Potter Anderson, Sherman and Skadden will be allowed to represent any of the Represented Persons or any of their respective Affiliates in any matters or disputes that, directly or indirectly, arise out of or relate to the Transaction Documents or any of the transactions and matters contemplated hereby or thereby (including the transactions contemplated by the Maffei Voting Agreement) (any such matter or dispute, a “Post-Closing Representation”). Parent does hereby, and agrees to cause its controlled Affiliates (and agrees to use its reasonable best efforts to cause its other Affiliates) to, (A) agree that O’Melveny, Baker Botts, Potter Anderson, Sherman and Skadden may each represent (and none of Parent or any of its Affiliates or Representatives will seek to disqualify or otherwise prevent O’Melveny, Baker Botts, Potter Anderson, Sherman or Skadden from representing) any of the Represented Persons or such Affiliates in connection with a Post-Closing Representation and (B) waive any claim they have or may have that O’Melveny, Baker Botts, Potter Anderson, Sherman or Skadden has a conflict of interest or is otherwise prohibited from engaging in a Post-Closing Representation, even if, in any case, the interests of the Represented Persons or such Affiliates may be directly adverse to Parent or its Affiliates and even though O’Melveny, Baker Botts, Potter Anderson, Sherman or Skadden may have represented the Represented Persons or such Affiliates in a matter substantially related to such dispute, or may be handling ongoing matters for any of the Represented Persons or such Affiliates.
(b)   Parent acknowledges and agrees, on behalf of itself and its Affiliates, that (i) all Protected Information and all Privileged Information (and, in each case, all rights and privileges related thereto) shall, subject to the terms of this Section 6.22, be excluded from the assets possessed by the Company and its Subsidiaries at and after the Effective Time and shall be controlled and solely owned by Liberty Media on behalf of all Represented Persons for all purposes of this Section 6.22 and Section 1 of the Liberty Media Side Letter, and shall not pass to or be claimed by the Surviving Corporation, ParentSub LLC, Parent or its Affiliates, and (ii) notwithstanding Section 6.6, neither the Company nor any of its Affiliates or Representatives shall be obligated to provide Parent or any of its Affiliates, or any of their respective Representatives, with access to any Protected Information or any Privileged Information, in each case, other than as provided in Section 6.22(c) below.
(c)   To the extent access to (i) some of the Protected Information (other than Privileged Information) described in clause (i), (ii) or (iii) of the definition thereof is reasonably necessary (upon the advice of Parent’s external legal counsel acting reasonably) or (ii) some of the Protected Information described in clause (i), (ii) or (iii) of the definition thereof that constitutes Privileged Information is reasonably necessary, in either case, for or in furtherance of Parent’s or its applicable Affiliates’ (A) defense against (or prosecution of) any Proceeding brought by or against (as applicable) any third Person (which for the avoidance of doubt shall exclude the Represented Persons and their Affiliates), (B) only as to Protected Information that is not Privileged Information, defense against (which may include bringing counterclaims) any Proceeding brought by any Represented Persons or any of their Affiliates (for the avoidance of doubt, in the case of clauses (A) and (B), including in connection with Parent’s or its Subsidiaries’ obligations under Section 6.18) or (C) compliance with reporting, filing or other legal or regulatory requirements imposed on Parent or such Affiliates by a Governmental Entity having jurisdiction over Parent or such Affiliates with respect to such matters, including for the avoidance of doubt through a discovery process in which the applicable Governmental Entity requires production of such Protected Information (each of clause (A), (B) or (C), a “Permitted Parent Access Circumstance”), Parent or such Affiliates, as applicable, shall be permitted by Liberty Media (who, as described in Section 6.22(b) shall, subject to the terms of this Section 6.22, have sole ownership and control of all Protected Information and all Privileged Information (and, in each case, all rights and privileges related thereto) on behalf of all Represented Persons for all purposes of this Section 6.22 and Section 1 of the Liberty Media Side Letter) access solely to such reasonably necessary portion of the Protected Information (“Necessary Information”); provided, that, with respect to any such Necessary Information that also constitutes Privileged Information, (x) with respect to any Permitted Parent Access Circumstance described in clause (A) or (C) above, such Privileged Information will only be made available to Parent or its applicable Affiliates if Parent agrees not to (and does not), and agrees to use reasonable best efforts to cause its Affiliates and Representatives not to (and they do not), disclose or use, or allow to be disclosed or used, any such Privileged Information for any purpose, whatsoever, other than the applicable Permitted Parent Access Circumstance described in clause (A) or (C) above, and (y) under no circumstances will access to such Privileged Information be deemed reasonably necessary in connection with a Permitted Parent Access Circumstance described in clause (B) above. To the extent any Privileged Information may be accessed pursuant to this Section 6.22(c), Parent and Liberty Media shall use reasonable best efforts and cooperate with each other to enter into customary and reasonable joint defense, confidentiality, or similar arrangements that, to the extent reasonably practicable, will preserve and protect the privileged nature of such Privileged Information from being waived or impaired.
(d)   For the avoidance of doubt, except as expressly provided in Section 6.22(c), none of Parent, the Surviving Corporation, ParentSub LLC or their respective Affiliates will have any rights or access to any Protected Information or any Privileged Information, wherever maintained. Further, notwithstanding Section 6.22(c), none of Parent, the Surviving Corporation, ParentSub LLC or their respective Affiliates will have any rights or access to any Privileged Information in the files of O’Melveny, Baker Botts, Potter Anderson, Sherman or Skadden (for clarity, this sentence does not impact any rights or access to any such Privileged Information other than in the files of such law firms (even if also in the files of such law firms)).
(e)   This Section 6.22 shall not apply to any information properly obtained by Parent or its Affiliates or their respective Representatives other than pursuant to Section 6.22(c) and without any breach of this Agreement, which, for the avoidance of doubt, shall include information obtained by Parent or its Affiliates or their respective Representatives in connection with litigation discovery rights. Further, nothing contained in this Section 6.22 is intended to, and this Section 6.22 shall not in any respect, limit or expand the rights and obligations of the parties hereto pursuant to Section 6.2. For the avoidance of doubt, to the extent a Governmental Entity with jurisdiction over a relevant proceeding determines (notwithstanding the express intent of the parties hereto set forth in this Section 6.22) to grant access to, or use of, any Protected Information (including Privileged Information) to which Parent or its applicable Affiliates would not otherwise have the right to access or use pursuant to Section 6.22(c), such access or use will be limited to that which has been mandated or determined by such Governmental Entity and will not serve as a basis to restrict or limit any other rights or protections specified herein.

(f)   This Section 6.22 will be irrevocable, and no term of this Section 6.22 may be amended, waived or modified in respect of any Protected Information or any Privileged Information without the prior written consent of Liberty Media, on behalf of the Represented Persons. Any such amendment, waiver or modification of this Section 6.22 as to which no such consent is obtained shall be null and void. This Section 6.22 is for the benefit of the applicable Represented Persons, Liberty Media and their respective Affiliates, each of which is an intended third-party beneficiary of this Section 6.22 and will be entitled to enforce this Section 6.22 against the parties hereto in such capacity.
(g)   For all purposes of this Section 6.22 and Section 1 of the Liberty Media Side Letter, references to Affiliates of Parent shall include the Surviving Corporation following the Effective Time and ParentSub LLC following the ParentSub LLC Merger.
6.23   Voting of Parent Common Stock.   Without the prior written consent of Parent, from the date hereof until the earlier of (a) the Closing and (b) the date that this Agreement is validly terminated, the Company irrevocably and unconditionally hereby agrees that at any meeting (whether annual or special and each postponement, recess, adjournment or continuation thereof) of the holders of capital stock of Parent (or any subset thereof) (such meeting, a “Parent Stockholder Meeting”), however called, and in connection with any written consent of the holders of Parent Shares, the Company shall, and shall cause its Subsidiaries to: (i) appear at such Parent Stockholder Meeting or otherwise cause all of the Parent Common Stock and Parent Class B Common Stock (collectively, the “Parent Shares”) over which the Company (or any of its Subsidiaries) (A) has beneficial or record ownership or (B) otherwise has the power to vote or direct the voting of, as of the applicable record date (collectively, the “Company Parent Shares”), to be counted as present thereat for purposes of calculating a quorum, (ii) vote or cause to be voted (including by proxy or execution of a written consent, as applicable) all such Company Parent Shares in a manner proportionally consistent with the vote of the Parent Shares not owned by the Company or its officers or directors and (iii) not otherwise act by written consent with respect to the Company Parent Shares, in each case except that this Section 6.23 shall not apply with respect to any vote or written consent of the holders of Parent Shares to approve a Parent Acquisition Proposal in connection with which the Company does not enter into a definitive Alternative Acquisition Agreement in accordance with Section 6.2(h). The Company agrees not to, and shall cause its Subsidiaries not to, enter into any agreement or commitment with any person the effect of which would violate, or frustrate the intent of, the provisions of this Section 6.23. The parties hereto agree that the Parent Loan Facility and any enforcement under the definitive documentation for the Parent Loan Facility shall not constitute a violation of this Section 6.23.
ARTICLE VII
CONDITIONS
7.1   Conditions to Each Party’s Obligation to Effect the Merger.   The respective obligation of each party hereto to effect the Merger is subject to the satisfaction or, to the extent permitted by applicable Law, waiver at or prior to the Closing of each of the following conditions:
(a)   Stockholder Approval.   This Agreement and the Company Charter Amendment shall have been duly adopted by the requisite holders of Common Shares and Series A Preferred Shares, as applicable, constituting the Company Requisite Approval in accordance with applicable Law and the Restated Company Certificate of Incorporation and the A&R Company Bylaws.
(b)   Company Charter Amendment.   The Company Charter Amendment shall have become effective pursuant to the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware prior to the Effective Time.
(c)   Law.   No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger.
7.2   Conditions to Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or, to the extent permitted by applicable Law, waiver by Parent at or prior to the Closing of the following additional conditions:

(a)   Representations and Warranties.   The representations and warranties of the Company set forth in (i) Section 4.1 (Organization, Good Standing and Qualification), Section 4.3 (Corporate Authority) and Section 4.10 (Brokers and Finders) shall be true and correct (read for purposes of this clause (i) without giving effect to any “materiality,” “Company Material Adverse Effect” or similar qualification therein) in all material respects as of the date of this Agreement and as of the Closing Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall be true and correct (read for purposes of this clause (i) without giving effect to any “materiality,” “Company Material Adverse Effect” or similar qualification therein) as of such particular date), (ii) Sections 4.2(a), (b) and (d) (Capital Structure) shall be true and correct, subject only to de minimis inaccuracies, as of the date of this Agreement and as of the Closing Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall be true and correct as of such particular date), (iii) the first sentence of Section 4.6 (Absence of Certain Changes) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date and (iv) the other representations and warranties of the Company set forth in ARTICLE IV shall be true and correct as of the date of this Agreement and as of the Closing Date (except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall be true and correct as of such particular date), except where the failure of such representations and warranties of the Company to be so true and correct (read for purposes of this clause (iv) without giving effect to any “materiality,” “Company Material Adverse Effect” or similar qualification therein), individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.
(b)   Performance of Obligations of the Company.   The Company shall have performed and complied with in all material respects all obligations required to be performed and complied with by it under this Agreement at or prior to the Closing.
(c)   Company Certificate.   Parent shall have received a certificate signed on behalf of the Company by a senior executive officer of the Company to the effect that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied.
7.3   Conditions to Obligation of the Company.   The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Closing of the following additional conditions:
(a)   Representations and Warranties.   (i) The representations and warranties of Parent and Merger Sub set forth in Section 5.1 (Organization, Good Standing and Qualification), Section 5.3 (Corporate Authority; Approval) and Section 5.10 (Brokers and Finders) of this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date (except for any representations and warranties that expressly relate to a specified date, which representation and warranty shall have been so true and correct as of such particular date), (ii) the first sentence of Section 5.5 (Absence of Certain Changes) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date and (iii) all other representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date (except for any representations and warranties that expressly relate to a specified date, which representation and warranty shall have been true and correct in all material respects as of such particular date), except where the failures of such representations and warranties to be so true and correct (read for purposes of this clause (ii) without giving effect to any “materiality,” “Parent Material Adverse Effect” or similar qualification therein), individually or in the aggregate, has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect.
(b)   Performance of Obligations of Parent and Merger Sub.   Each of Parent and Merger Sub shall have performed and complied with in all material respects all obligations required to be performed or complied with by it under this Agreement at or prior to the Closing.
(c)   Parent Certificate.   The Company shall have received at the Closing a certificate signed on behalf of Parent by an officer of Parent to the effect that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

7.4   Frustration of Conditions.   None of the Company, Parent or Merger Sub may rely, either as a basis for not consummating the Merger or the other transactions contemplated by this Agreement or for terminating this Agreement and abandoning the Merger, on the failure of any condition set forth in Section 7.1, Section 7.2 or Section 7.3, as the case may be, to be satisfied if such failure was caused by such party’s material breach of any provision of this Agreement.
ARTICLE VIII
TERMINATION
8.1   Termination by Mutual Consent.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption of this Agreement by the stockholders of the Company referred to in Section 7.1(a), by mutual written consent of the Company and Parent.
8.2   Termination by Either Parent or the Company.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by either Parent or the Company if:
(a)   the Merger shall not have been consummated by nine (9) months after the date of this Agreement (the “Termination Date”), whether such date is before, on or after the date of adoption of this Agreement by the stockholders of the Company referred to in Section 7.1(a); provided, that the right to terminate this Agreement pursuant to this Section 8.2(a) shall not be available to any party if such party’s breach of or failure to perform its obligations under this Agreement materially contributed to, or resulted in, the failure to consummate the transactions contemplated hereby by the Termination Date;
(b)   the approval of the adoption of this Agreement or the Company Charter Amendment by the stockholders of the Company referred to in Section 7.1(a) shall not have been obtained at the Company Stockholders Meeting, or at any adjournment or postponement thereof, at which a vote upon the adoption of this Agreement and of the Company Charter Amendment was taken; or
(c)   any Law permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger shall have become final and non-appealable, whether before, on or after receipt of the Company Requisite Approval; provided, that the right to terminate this Agreement pursuant to this Section 8.2 shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the failure of the Merger to be consummated.
8.3   Termination by the Company.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by the Company if:
(a)   at any time prior to the Effective Time there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub in this Agreement, or any representation and warranty shall have become untrue after the date of this Agreement, in any such case, such that the conditions set forth in Section 7.3(a) or Section 7.3(b) would not be satisfied and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of (i) thirty (30) days following written notice to Parent from the Company of such breach or failure and (ii) the Termination Date; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.3(a) if the Company is then in material breach of any of its representations, warranties, covenants or agreements under this Agreement;
(b)   at any time prior to obtaining the Company Requisite Approval, in order to enter into an Alternative Acquisition Agreement in accordance with Section 6.2(e), provided that prior to or substantially concurrently with such termination, the Company pays to Parent the Company Termination Fee required to be paid pursuant to Section 8.5(b); or
(c)   at any time, in order to enter into an Alternative Acquisition Agreement in accordance with Section 6.2(h).
8.4   Termination by Parent.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by Parent if:

(a)   there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, in any such case, such that the conditions set forth in Section 7.2(a) or Section 7.2(b) would not be satisfied and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of (i) thirty (30) days following written notice to the Company from Parent of such breach or failure and (ii) the Termination Date; provided, that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.4(a) if Parent is then in material breach of any of its representations, warranties, covenants or agreements under this Agreement; or
(b)   prior to obtaining the Company Requisite Approval, there shall have been a Change in Recommendation other than a Change in Recommendation made pursuant to Section 6.2(h)(ii).
8.5   Effect of Termination and Abandonment.
(a)   In the event of termination of this Agreement and the abandonment of the Merger pursuant to this ARTICLE VIII, this Agreement (other than as set forth in this Section 8.5 and in Section 9.1) shall become void and of no effect with no liability on the part of any party hereto (or of any of its respective Related Parties); provided, that no such termination shall relieve any party hereto from any liability (i) for damages resulting from the Willful Breach prior to such termination by any party hereto or (ii) as provided in this Section 8.5 (including, from any obligation to pay, if applicable, the Company Termination Fee pursuant to Section 8.5(b) or Section 8.5(c)).
(b)   If this Agreement is terminated (i) by Parent pursuant to Section 8.4(b) (Change in Recommendation) or (ii) by the Company pursuant to Section 8.3(b) (Termination for Superior Proposal), then the Company shall, within two (2) Business Days after such termination in the case of clause (i) or prior to or substantially concurrently with such termination in the case of clause (ii), pay to Parent, by wire transfer of immediately available funds, a fee equal to $16,310,000 (the “Company Termination Fee”). Notwithstanding anything in this Agreement to the contrary, in no event shall any Company Termination Fee be payable by or on behalf of the Company to Parent in connection with the termination of this Agreement pursuant to Section 8.3(c).
(c)   If (i) this Agreement is terminated (A) by Parent or the Company pursuant to Section 8.2(a) (Termination Date) prior to the receipt of the Company Requisite Approval or Section 8.2(b) (Company Requisite Approval) or (B) by Parent pursuant to Section 8.4(a) (Company Breach) as a result of a material breach of Section 6.2 (Acquisition Proposals), (ii) prior to such termination referred to in clause (i) of this sentence, a bona fide Acquisition Proposal shall have been publicly made or publicly announced to the Company or its board of directors (or any committee thereof), or shall have been made directly to the Company’s stockholders generally and, in each case, not withdrawn and (iii) within twelve (12) months after the date of a termination in either of the cases referred to in clauses (i)(A) and (i)(B) of this Section 8.5(c), the Company consummates any Acquisition Proposal or enters into an Acquisition Proposal that is subsequently consummated, then the Company shall pay the Company Termination Fee to Parent substantially concurrently upon the consummation of such Acquisition Proposal; provided, that solely for purposes of this Section 8.5(c), references to “fifteen percent (15%) or more” in the definition of Acquisition Proposal shall be deemed to be references to “fifty percent (50%) or more”.
(d)   The parties hereto acknowledge and hereby agree that the Company Termination Fee, if, as and when required pursuant to this Section 8.5, shall not constitute a penalty but will be liquidated damages, in a reasonable amount that will compensate the party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision. The parties hereto acknowledge and hereby agree that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion.
(e)   Each party hereto acknowledges that the agreements contained in this Section 8.5 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, no party would have entered into this Agreement; and accordingly, if the Company or Parent fails to pay promptly any amount that may become due pursuant to Section 8.5(a), Section 8.5(b), or Section 8.5(c) (any such amount due, a “Payment”), and, in order to obtain such Payment, Parent or the Company commences a suit which results in a judgment against the Company or Parent, respectively, for the applicable Payment, or any portion thereof, the party with such judgment against them shall pay to the other party its costs and expenses (including reasonable attorneys’ fees) actually incurred in connection with such suit and any appeal relating thereto, together with interest on the amount of the Payment, which shall accrue at the prime rate published in the Wall Street Journal, Eastern Edition, in effect on the date such Payment was first required to be paid from such date through the date of full payment thereof.
(f)   Notwithstanding anything to the contrary in this Agreement, but subject to the proviso in Section 8.5(a) and Section 9.13, in any circumstance in which this Agreement is terminated and Parent has the right to receive payment of the Company Termination Fee in accordance herewith, the payment of the Company Termination Fee and, if applicable, the costs and expenses of Parent pursuant to Section 8.5(e) shall be the sole and exclusive remedy of Parent, its Subsidiaries and Affiliates and any of their respective former, current or future general or limited partners, stockholders, controlling Persons, managers, members, directors, officers, employees, Affiliates, representatives, agents or any of their respective assignees or successors or any former, current or future general or limited partner, stockholder, controlling Person, manager, member, director, officer, employee, Affiliate, representative, agent, assignee or successor of any of the foregoing (the “Parent Related Parties”) against the Company, its Subsidiaries and Affiliates and any of their respective former, current or future general or limited partners, stockholders, controlling Persons, managers, members, directors, officers, employees, Affiliates, representatives, agents or any of their respective assignees or successors or any former, current or future general or limited partner, stockholder, controlling Person, manager, member, director, officer, employee, Affiliate, representative, agent, assignee or successor of any of the foregoing (collectively, “Company Related Parties” and together with the Parent Related Parties, the “Related Parties”) for any loss or damage suffered as a result of the failure of the Merger and the other transactions contemplated by this Agreement to be consummated or for a breach of, or failure to perform under, this Agreement or any certificate or other document delivered in connection herewith or otherwise or in respect of any representation made or alleged to have been made in connection herewith or therewith, and upon payment of such amounts, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement (except that the Company shall remain obligated to pay to Parent any amount due and payable pursuant to Section 8.5(e)), whether in equity or at Law, in contract, in tort or otherwise.
ARTICLE IX
MISCELLANEOUS AND GENERAL
9.1   Survival.   This ARTICLE IX and the agreements of the Company, Parent and Merger Sub contained in ARTICLE III, Section 6.10 (Indemnification; Directors’ and Officers’ Insurance) and Section 6.22 (Waiver of Conflicts Regarding Representation) shall survive the consummation of the Merger. This ARTICLE IX (other than Section 9.2 (Modification or Amendment), Section 9.3 (Waiver) and Section 9.12 (Assignment)) and the agreements of the Company, Parent and Merger Sub contained in Section 6.6(b) (Access, Consultation), Section 6.9 (Expenses; Transfer Taxes) and Section 8.5 (Effect of Termination and Abandonment) shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the consummation of the Merger or the termination of this Agreement. This Section 9.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.
9.2   Modification or Amendment.   Subject to the provisions of applicable Law, at any time prior to the Effective Time, this Agreement (including any Schedule hereto) may be amended, modified or supplemented in writing by the parties hereto, by action of the boards of directors of the respective parties and, with respect to Section 6.10 and Section 6.22, any other Person whose consent is required to effect such amendment; provided, that after obtaining the Company Requisite Approval, there shall be no amendment, modification or supplement to this Agreement which by applicable Law would require further approval by the Company’s stockholders without such approval having first been obtained.

9.3   Waiver.
(a)   Any provision of this Agreement may be waived prior to the Effective Time if, and only if, such waiver is in writing and signed by the party against whom the waiver is to be effective; provided, that after obtaining the Company Requisite Approval, there shall be no waiver or extension which by applicable Law would require further approval by the Company’s stockholders without such approval having first been obtained.
(b)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise herein provided, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
9.4   Counterparts; Effectiveness.   This Agreement may be executed in any number of counterparts (including by facsimile or by attachment to electronic mail in portable document format (PDF)), each such counterpart being deemed to be an original instrument, and all such counterparts, taken together, shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.
9.5   Governing Law and Venue; Waiver of Jury Trial.
(a)   THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OR CHOICE OF LAW PRINCIPLES THEREOF.
(b)   Any action, suit, arbitration or proceeding by or before any Governmental Entity (each, an “Action”) seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or any of the transactions contemplated hereby, will be brought exclusively in the Court of Chancery of the State of Delaware (the “Delaware Chancery Court”) or, if the Delaware Chancery Court does not have subject matter jurisdiction, any state or federal courts located in the State of Delaware (and in each case, any appellate courts therefrom). Each of the parties hereto (i) irrevocably and unconditionally submits and consents to the personal jurisdiction in any such Action brought in any such court (and of the appropriate appellate courts therefrom), (ii) irrevocably agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such courts, (iii) irrevocably agrees that all claims in respect of such Action may be heard and determined in any such courts (and the appropriate appellate courts therefrom) and agrees not to bring any Action arising out of or relating to this Agreement or any of the transactions contemplated hereby in any courts other than the Delaware Chancery Court or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, (iv) irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such Action in any such court (and the appropriate appellate courts therefrom) or that such Action was brought in an inconvenient forum and agrees not to plead or claim the same and (v) consents to service being made through the notice procedures set forth in Section 9.6. Each of the Company, Parent and Merger Sub hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 9.6 shall be effective service of process for any Action in connection with this Agreement or the transactions contemplated hereby.
(c)   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. NOTWITHSTANDING

ANYTHING HEREIN TO THE CONTRARY, THE COMPANY (ON BEHALF ITSELF AND ITS SUBSIDIARIES) AND EACH OF THE OTHER PARTIES HERETO WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATED TO ANY OF ITS SUBSIDIARIES IN CONNECTION WITH THE MERGER OR THE PERFORMANCE THEREOF OR THE TRANSACTIONS CONTEMPLATED THEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5.
9.6   Notices.   Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (a) when delivered, if delivered personally to the intended recipient, (b) when sent by email (without any “bounceback” or other notice of nondelivery) and (c) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party:
if to Parent or Merger Sub:
Tripadvisor, Inc.
400 1st Avenue
Needham, MA 02494
Attention:
Seth J. Kalvert

Email:
[Separately provided]

with copies to (which shall not constitute notice):
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention:
Michael J. Aiello;Matthew J. Gilroy

Email:
michael.aiello@weil.com; matthew.gilroy@weil.com

if to the Company:
Liberty TripAdvisor Holdings, Inc.
12300 Liberty Boulevard
Englewood, CO 80112
Attention:
Chief Legal Officer

Email:
[Separately provided]

with copies to (which shall not constitute notice):
O’Melveny & Myers LLP
Two Embarcadero Center, 28th Floor
San Francisco, CA 94111
Attention:
C. Brophy Christensen; Noah Kornblith

Email:
bchristensen@omm.com; nkornblith@omm.com

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.
9.7   Entire Agreement.   This Agreement (including any exhibits hereto), the Certificate of Merger and the Certificate of Amendment and any other certificate or instrument to be delivered hereunder, collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, the Company

Disclosure Letter are “facts ascertainable” as that term is used in Section 251(b) of the DGCL, and do not form part of this Agreement but instead operate upon the terms of this Agreement as provided herein.
9.8   No Third Party Beneficiaries.   This Agreement is not intended to, and does not and shall not be deemed to, confer upon any Person other than the parties hereto any rights or remedies hereunder, other than (a) as provided in Section 6.10 (Indemnification; Directors’ and Officers’ Insurance) and Section 6.22 (Waiver of Conflicts Regarding Representation), (b) the right of the Company’s stockholders to receive the Merger Consideration after the Closing, (c) the right of the holders of awards under the Company Stock Plans to receive such consideration as provided for in Section 3.5 after the Closing, (d) Section 8.5(f) (Liability of Company Related Parties), Section 9.5 (Governing Law and Venue; Waiver of Jury Trial) and this Section 9.8 (No Third Party Beneficiaries), which, to the extent applicable to the Company Related Parties, are intended to benefit and be enforceable by the Company Related Parties, and (e) the right of the Company on behalf of the Company stockholders to pursue damages (including claims for damages based on loss of the economic benefits of the transactions to the Company stockholders) in the event of Parent’s or Merger Sub’s failure to effect the Merger as required by this Agreement or a material breach of this Agreement that contributed to a failure of any of the conditions to the Closing from being satisfied, which right is hereby expressly acknowledged and agreed by each of Parent and Merger Sub, each of whom shall each be jointly and severally liable for any such damages for which Parent or Merger Sub are found liable. The third-party beneficiary rights referenced in clause (e) of the preceding sentence may be exercised only by the Company (on behalf of the Company stockholders as their agent) through actions expressly approved by the Company Board (or any committee thereof), and no Company stockholder, whether purporting to act in its capacity as a stockholder or purporting to assert any right (derivatively or otherwise) on behalf of the Company, shall have any right or ability to exercise or cause the exercise of any such right.
9.9   Obligations of Parent and of the Company.   Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company (which, for the avoidance of doubt, shall exclude Parent and its Subsidiaries) to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of Parent, the Surviving Corporation and ParentSub LLC to cause such Subsidiary to take such action.
9.10   Severability.   The provisions of this Agreement shall be deemed severable and in the event any court of competent jurisdiction or arbitral panel finds any provision hereof to be invalid or unenforceable, such invalidity or enforceability shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is found to be invalid or unenforceable, (a) a suitable and equitable provision negotiated in good faith by the parties hereto shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not, subject to clause (a) above, be affected by such invalidity or unenforceability, except as a result of such substitution, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
9.11   Interpretation.
(a)   The table of contents and the Article, Section and paragraph headings or captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this

Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Contract or Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Contract or Law as from time to time amended, modified or supplemented, including (in the case of Contracts) by waiver or consent and (in the case of Laws) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Unless otherwise specified, references in this Agreement to “USD,” “$” or “dollars” or “$” shall refer to U.S. dollars. References to assets, liabilities and businesses of the Company when used in this Agreement shall in all cases exclude the assets, liabilities and businesses of Parent and its Subsidiaries.
(b)   Any Contract or information referred to herein shall be deemed to have been “delivered”, “provided”, “furnished” or “made available” (or any phrase of similar import) to Parent by the Company if such Contract or information was posted to the data room maintained by the Company in connection with the transaction or otherwise provided directly (including through email) to Parent or any of its Representatives by 5:00 p.m. Eastern Time on the day prior to the execution and delivery of this Agreement. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of any such period is a day other than a Business Day, the period in question shall end and any such step shall be taken by or on the next succeeding Business Day.
(c)   The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
(d)   For all purposes of this Agreement, each party hereto acknowledges and agrees that none of the representations and warranties set forth in ARTICLE IV or in any certificate delivered by the Company pursuant hereto (including with respect to the condition set forth in Section 7.2(c)) are being made with respect to Parent or any of its Subsidiaries, or the respective businesses of Parent or any of its Subsidiaries, and that Parent and its Subsidiaries, and the respective businesses of Parent and its Subsidiaries shall be excluded from the representations and warranties set forth in ARTICLE IV and in any certificate delivered by the Company pursuant hereto for all purposes of this Agreement (including for purposes of Section 7.2(c)), except that this sentence shall not limit any representations or warranties herein by the Company regarding the Company’s or any of its Subsidiaries’ ownership of Parent Common Stock or Parent Class B Common Stock.
9.12   Assignment.   This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the other parties hereto, and any assignment without such consent shall be null and void; provided, that, without the consent of any other party hereto, Liberty Media may assign all of its rights and obligations (in full, and together, not in part or separately) under Section 6.22 (other than Section 6.22(a)) and Section 1 of the Liberty Media Side Letter to any other Covered Person (who, at the time of such assignment is a publicly traded company on Nasdaq or the New York Stock Exchange with a market capitalization of at least $2,000,000,000) and that irrevocably agrees to expressly assume all such rights and obligations (including in respect of any breaches of such obligations by Liberty Media prior to such assignment) in a signed instrument for the benefit of Parent and the Company (which must be delivered to Parent and the Company at least five (5) Business Days in advance of the effective date of any such assignment), in which such assignee Covered Person and Liberty Media each represent and warrant (without qualification or limitation) to Parent and the Company that such assignee Covered Person has sole ownership of and control over all Protected Information (to the same degree as Liberty Media prior to such assignment) on behalf of all Represented Persons for all purposes of Section 6.22 and Section 1 of the Liberty Media Side Letter and the wherewithal to be legally, financially and practically capable of fulfilling the assumed obligations of Liberty Media (including in respect of any breaches of such obligations by Liberty Media prior to such assignment), and following such delivery of such irrevocable written instrument to Parent and the Company by Liberty Media and such Represented Person, upon the effectiveness of such assignment, Liberty Media shall be automatically replaced with such Covered Person for all such purposes under Section 6.22 (other than Section 6.22(a)) and Section 1 of the Liberty Media Side Letter. For the

avoidance of doubt, notwithstanding any such assignment, Liberty Media shall continue to be a Represented Person in its own right under Section 6.22 and a third party beneficiary of Section 6.22 in such capacity. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.
9.13   Specific Performance.   The parties hereto acknowledge and agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the obligations, undertakings, covenants or agreements of the parties to this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the Company, on the one hand, and Parent, on the other hand, shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement by the other party, and to enforce specifically the terms and provisions of this Agreement (including Section 6.5, and including to cause Parent and Merger Sub to consummate the Merger and the Closing and to make the payments contemplated by this Agreement, including ARTICLE I and ARTICLE III) by a decree of specific performance, in accordance with Section 9.5 of this Agreement, without the necessity of proving actual harm or damages or posting a bond or other security therefor, this being in addition to any other remedy to which such party is entitled at law or in equity, and each party agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance or other equitable remedy is not an appropriate remedy for any reason at law or in equity. Without limitation of the foregoing, the parties hereby further acknowledge and agree that prior to the Closing, the Company shall be entitled to specific performance to enforce specifically the terms and provisions of, and to prevent or cure breaches of the covenants required to be performed by Parent and Merger Sub under this Agreement (including Section 6.5, and including to cause Parent and Merger Sub to consummate the Merger and the Closing and to make the payments contemplated by this Agreement, including ARTICLE I and ARTICLE III) in addition to any other remedy to which the Company is entitled at law or in equity, including the Company’s right to terminate this Agreement pursuant to ARTICLE VIII and money damages (including damages based on loss of the expected economic benefits of the transaction to the Company). Each party hereto further agrees that it shall not take any position in any legal proceeding concerning this Agreement that is contrary to the terms of this Section 9.13. Parent shall cause Merger Sub and each of their respective Affiliates to perform their respective obligations under this Agreement.
9.14   No Recourse.   This Agreement may only be enforced against, and any Proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. To the fullest extent permitted by applicable Law, no past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability for any obligations or liabilities of any party under this Agreement or for any Proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith.
9.15   Definitions.   For purposes of this Agreement, the following terms, when used herein, shall have the respective meanings set forth below:
“Acceptable Confidentiality Agreement” means a confidentiality agreement to which the Company is a party that is executed, delivered and effective after the date of this Agreement containing provisions that require any counterparty thereto (and any of its Affiliates and Representatives referred to therein) that receive non-public information of or with respect to the Company to keep such information confidential (subject to customary exceptions); provided, that such confidentiality agreement need not contain a standstill restriction.

“Acquisition Proposal” means (a) any proposal, offer, inquiry or indication of interest (other than a proposal, offer, inquiry or indication of interest by Parent or a Subsidiary of Parent), from any Person or group (as defined in or under Section 13 of the Exchange Act) relating to a merger, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination, joint venture, partnership, dissolution, liquidation, spin-off, extraordinary dividend or similar transaction involving the Company or any of its Subsidiaries which is structured to permit any Person or group to, directly or indirectly, acquire beneficial ownership of fifteen percent (15%) or more of the aggregate outstanding equity securities of the Company (or the surviving or resulting entity) or securities representing fifteen percent (15%) or more of voting power of the Company (or the surviving or resulting entity), or fifteen percent (15%) or more of the consolidated total assets of the Company and its Subsidiaries and (b) any acquisition by any Person or group (as defined in or under Section 13 of the Exchange Act) resulting in, or proposal, offer, inquiry or indication of interest (other than a proposal, offer, inquiry or indication of interest by Parent or a Subsidiary of Parent), which if consummated would result in, any Person or group becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, fifteen percent (15%) or more of the aggregate outstanding equity securities or securities representing fifteen percent (15%) or more of the voting power of the Company, or fifteen percent (15%) or more of the consolidated total assets of the Company and its Subsidiaries, in each case, other than the transactions contemplated by this Agreement.
“Affiliate” means, when used with respect to any party, any Person who is an “affiliate” of that party within the meaning of Rule 405 promulgated under the Securities Act; provided, that, for purposes of this Agreement (a) prior to the Effective Time, none of Parent or any of its Subsidiaries shall be deemed to be Affiliates of the Company or any of its Subsidiaries, (b) prior to the Effective Time, none of the Company or any of its Subsidiaries shall be deemed to be Affiliates of Parent or any of its Subsidiaries, (c) none of the Persons listed in the following clauses (i)  – (vi) shall be deemed to be Affiliates of the Company or its Subsidiaries or any of their respective Investees or any Person listed in any other such clause: (i) Qurate Retail, Inc. taken together with its Subsidiaries and any of their respective Investees, (ii) Liberty Global plc taken together with its Subsidiaries and any of their respective Investees, (iii) Liberty Latin America Ltd. taken together with its Subsidiaries and any of their respective Investees, (iv) Atlanta Braves Holdings, Inc. taken together with its Subsidiaries and any of their respective Investees, (v) Liberty Media taken together with its Subsidiaries and any of their respective Investees, (vi) Liberty Broadband Corporation taken together with its Subsidiaries and any of their respective Investees, and (vii) any entity that is a spinoff of any of the entities listed in the immediate clauses (i)  – (vi) taken together with any of their Subsidiaries and any of their respective Investees, and (d) neither Certares nor any of its Affiliates, including any portfolio company (as such term is commonly understood in the private equity industry) of a fund managed by Certares or its Affiliates, will be deemed to be an Affiliate of the Company or any of its Subsidiaries or any of their respective Investees. For purposes of this definition, and for the avoidance of doubt, (A) natural persons shall not be deemed to be Affiliates of each other and (B) no Person shall be an Affiliate of any other Person solely because they share one or more common officers or members of their respective board of managers, board of directors or other controlling governing body.
“Antitrust Laws” means the Sherman Antitrust Act of 1890, as amended, the Clayton Antitrust Act of 1914, as amended, the HSR Act, the Federal Trade Commission Act of 1914, as amended, and all other federal, state and foreign statutes, rules, regulations, orders, decrees and other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or competition, including but not limited to the Foreign Competition Laws.
“Baker Botts” means Baker Botts L.L.P.
“Beneficially Own,” “Beneficial Owner” and “Beneficial Ownership” and words of similar import have the meanings assigned to such terms in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, and a Person’s Beneficial Ownership of securities shall be calculated in accordance with the provisions of such rules.
“Business Day” means any day of the year on which banks are not required or authorized by Law to close in New York City, NY.

“Carrying Credit” means “carrying credit” as defined under Regulation U, which, for the avoidance of doubt, means credit that enables a customer to maintain, reduce, or retire indebtedness originally incurred to purchase a security that is currently a Margin Stock.
“Certares” means Certares Management LLC and its Affiliates.
“Certares Side Letter” means the agreement, dated as of the date hereof, from the Company to Certares.
“Company, LLC” means Liberty TripAdvisor, LLC, a Delaware limited liability company.
“Company Equity Awards” means the Options and the Cash Awards.
“Company Intellectual Property” means, individually or collectively, the Company Owned IP and the Company Licensed IP.
“Company Licensed IP” means all Intellectual Property under which the Company has been granted any license or other right with respect thereto pursuant to an IP License, except for any Company Owned IP.
“Company Material Adverse Effect” means any change, event, development, circumstance or effect that individually or taken together with any other change, event, development, circumstance or effect has, or would reasonably be expected to have, a material adverse effect on the business, assets, condition (financial or otherwise), properties, liabilities, operations or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that none of the following shall be deemed, either alone or in combination, to constitute, and there shall not be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect: (a) changes in, or events generally affecting, the U.S. or global financial, securities or capital markets, (b) general economic or political conditions in the United States or any foreign jurisdiction in which the Company or any of its Subsidiaries operate, including any changes in currency exchange rates, interest rates, credit availability and liquidity, trading volumes, monetary policy or inflation, (c) changes in, or events generally affecting, the industries in which the Company or any of its Subsidiaries operate, (d) any natural or man-made disaster or acts of God, including earthquakes, floods, hurricanes, tornados, volcanic eruption, epidemics, pandemics or disease outbreak (including COVID-19) or any outbreak or escalation of hostilities, civil disobedience, acts of terrorism, sabotage, riots, demonstrations, public disorders, military action or war (whether or not declared) or any other national or international calamity or any escalation or worsening thereof, (e) any failure by the Company or any of its Subsidiaries to meet any internal or published budgets, projections, estimates, forecasts or predictions in respect of financial or operating performance for any period, (f) a decline in the price of the Shares, or a change in the trading volume of the Shares, on the OTC, (g) any change, event, development, circumstance or effect that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on the price of the Parent Shares owned by the Company or its Subsidiaries, provided that the exceptions in clauses (e), (f) and (g) shall not prevent or otherwise affect a determination that any change, event, effect, circumstance or development underlying such failure or decline or change, event, development, circumstance or effect (if not otherwise falling within any of the exclusions pursuant to the other clauses of this definition) has resulted in, or contributed to, a Company Material Adverse Effect, (h) changes in Law (or interpretation thereof), including in the repeal thereof, or in the enforcement thereof, (i) changes in U.S. generally accepted accounting principles (“GAAP”) (or authoritative interpretation thereof), including in the repeal thereof, or in the enforcement thereof, (j) the taking of any specific action expressly required by this Agreement or taken with Parent’s written consent or the failure to take any specific action expressly prohibited by this Agreement and as for which Parent declined to consent, (k) the announcement, pendency or consummation of the Transaction Documents or the transactions contemplated hereby or thereby, including the impact thereof on the relationships with customers, suppliers, distributors, partners, other third parties with whom the Company has a relationship or employees (including, but not limited to, any cancellation of or delays in customer orders, any reduction in sales, any disruption in or loss of customer, supplier, distributor, partner or similar relationships, or any loss of employees) (it being understood and agreed that this clause (k) shall not apply with respect to any representation or warranty that is intended to address the consequences of the execution, delivery or the announcement of the Transaction Documents or the consummation of the transactions hereby or thereby), (l) any litigation brought by stockholders of the Company alleging breach of fiduciary duty or inadequate disclosure in connection with this Agreement or any of the transactions contemplated hereby, (m) the departure or threatened departure of, or adverse change or threatened adverse change in, the relationship of the Company or any of its Subsidiaries with its employees or (n) any matters disclosed in Section 9.15(a) of the Company Disclosure Letter; provided, however, that the changes, events, effects, circumstances or developments set forth in the foregoing clauses (a), (b), (c), (d), (h) and (i) shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred to the extent such changes, events, effects, circumstances or developments have had a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other participants in the industries in which the Company and its Subsidiaries operate, but, in such event, only the incremental disproportionate impact of such changes, events, effects, circumstances or developments shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred; provided, however, that Parent’s and its Subsidiaries’ businesses, assets, conditions (financial or otherwise), properties, liabilities, operations and/or results of operations and any change, event, effect, circumstance or development with respect thereto shall be excluded for purposes of any determination as to the existence of a Company Material Adverse Effect.
“Company Owned IP” means all Intellectual Property owned or purported to be owned by the Company, including the Registered IP.
“Company Plan” means any benefit and compensation plan, policy, program or arrangement maintained, sponsored or contributed to by the Company or any of its Subsidiaries covering current or former employees of the Company and its Subsidiaries and current or former directors of the Company, including “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and any incentive and bonus, deferred compensation, stock purchase, employment, retirement, severance, restricted stock, stock option, stock appreciation rights or stock based plans, excluding any statutory plans.
“Company Section 16 Officer” means any person that the Company has determined to be an “officer” of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.
“Company Stock Plan(s)” means each of the Company’s (a) 2019 Omnibus Incentive Plan and (b) 2014 Omnibus Incentive Plan.
“Covered Person” means the Persons listed on Section 9.15(b) of the Company Disclosure Letter.
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemic or disease outbreaks.
“Disinterested Stockholders” means the holders of the outstanding Shares, other than any outstanding Shares beneficially owned, directly or indirectly, by (a) Parent and its Subsidiaries, (b) Maffei and his Affiliates, (c) the members of the Parent Board and the Parent Section 16 Officers, (d) the members of the Company Board and the Company Section 16 Officers or (e) the immediate family members (as defined in Item 404 of Regulation S-K) of any of the foregoing.
“Exchange Rates” means the exchange rates that appear on the Bloomberg screen at or about 9:00 a.m. New York time on the Business Day immediately preceding the date of determination.
“Exchangeable Debentures” means the 0.50% Exchangeable Senior Debentures due 2051.
“Exchangeable Senior Debentures Indenture” means the Indenture, dated as of March 25, 2021, by and between the Company and U.S. Bank National Association, as trustee, as amended or supplemented on or prior to the date of this Agreement pursuant to which Company issued the Exchangeable Debentures.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System.

“Forward Contract” means that certain contract providing for a variable price forward transaction, dated March 9, 2020, by and among Company, LLC, Credit Suisse Capital LLC and Credit Suisse Securities (USA) LLC, as subsequently novated to UBS AG, London Branch and UBS Securities LLC on May 13, 2024, as amended by that certain letter agreement dated August 10, 2022.
“Indebtedness” means, with respect to any Person, without duplication, all obligations or undertakings by such Person (a) for borrowed money (including deposits or advances of any kind to such Person); (b) evidenced by bonds, debentures, notes or similar instruments; (c) for capitalized leases or to pay the deferred and unpaid purchase price of property or equipment (provided, that the application of GAAP shall be interpreted as if FASB Accounting Standards Codification Topic 842, Accounting for Leases, had not taken effect); (d) pursuant to securitization or factoring programs or arrangements; (e) under swaps, options, derivatives and other hedging agreements, transactions or arrangements (assuming they were terminated on the date of determination); (f) under letters of credit, bank guarantees, performance bonds and surety bonds, but, in each case, only to the extent they have been drawn upon and (g) pursuant to guarantees and arrangements having the economic effect of a guarantee of any Indebtedness of any other Person of the type described in clauses (a) through (f). Notwithstanding the foregoing, “Indebtedness” shall not include (i) any obligations that are solely between and among any of the Company and its wholly owned Subsidiaries, (ii) any deferred revenue and (iii) any obligations associated with lease classified as operating leases in the Company Reports. For Indebtedness payable in non-United States dollars, the amount of such Indebtedness will be determined by using the Exchange Rates to denominate the value of such Indebtedness in United States dollars.
“Intellectual Property” means any and all right, title and interest in or relating to intellectual property, whether protected, created or arising under the Laws of the United States or any other jurisdiction, including all: (a) patents and patent applications; (b) trademarks, service marks, logos, trade names, corporate names and other indicators of the commercial source or origin of a product or service, together with all goodwill associated with any of the foregoing (collectively, “Marks”); (c) trade secret rights and corresponding rights in confidential information and other non-public or proprietary information (collectively, “Trade Secrets”); (d) copyrights and copyrightable works, and all database rights; (e) Internet domain names; (f) intellectual property rights arising from software and technology; and (g) any and all similar, corresponding or equivalent intellectual or proprietary rights arising under the Laws of any jurisdiction throughout the world or pursuant to any international convention.
“Intervening Event” means a material effect that (a) was not known to, or reasonably foreseeable by, the Company Board (or any committee thereof) prior to the execution of this Agreement (or if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable), which effect, or any material consequence thereof, first becomes known to, or reasonably foreseeable by, the Company Board (or any committee thereof) prior to the receipt of the Company Requisite Approval and (b) does not relate to (i) an Acquisition Proposal, (ii) any fact, event, change, development or circumstance to the extent relating to Parent or any of its Subsidiaries, (iii) any changes in the market price, trading volume or ratings of any securities or Indebtedness of the Company or Parent, (iv) any failure by the Company, Parent or their Subsidiaries to meet internal or published or analysts’ estimates or financial projections, budgets or forecasts of revenues, earnings or other financial or operating metrics for any period, in each case in and of itself (it being understood that the facts or occurrences giving rise or contributing to such change described in clause (ii) and clause (iii) may be taken into account when determining an Intervening Event to the extent otherwise satisfying this definition).
“Investee” of any Person means any Person in which such first Person owns or controls an equity or voting interest.
“IT Systems” means all information technology, computer systems and communications systems, computers, hardware, software, databases, websites, and other equipment owned, operated, leased or licensed by the Company used to process, store, maintain, or operate data, information or functions used in connection with or in the operation of the business.
“Knowledge of the Company” means the actual knowledge of the individuals identified on Section 9.15(c) of the Company Disclosure Letter.

“Knowledge of Parent” means the actual knowledge of Matt Goldberg, Michael Noonan and Seth J. Kalvert.
“Law” means any federal, state, local, foreign or transnational law, statute or ordinance, common law, rule, regulation, constitution, treaty, convention, code, Order, or other similar requirement enacted, adopted or applied by a Governmental Entity.
“Liberty Media” means Liberty Media Corporation, a Delaware corporation.
“Liberty Media Contracts” means all agreements entered into between Liberty Media or any of its Subsidiaries, on the one hand, and the Company, on the other hand, including those identified on Section 9.15(d) of the Company Disclosure Letter.
“Liberty Media Letter Agreement” means that certain Letter Agreement, dated as of the date hereof, by and among Parent, the Company and Liberty Media.
“Liberty Media Side Letter” means the agreement, dated as of the date hereof, from Parent to Liberty Media and the Company.
“Maffei” means Gregory B. Maffei.
“Margin Stock” means “margin stock” as defined under Regulation U, which, for the avoidance of doubt, means (a) any equity security registered or having unlisted trading privileges on a national securities exchange; (b) any OTC security designated as qualified for trading in the National Market System under a designation plan approved by the Securities and Exchange Commission; (c) any debt security convertible into a margin stock or carrying a warrant or right to subscribe to or purchase a margin stock; (d) any warrant or right to subscribe to or purchase a margin stock; or (e) any security issued by an investment company registered under section 8 of the Investment Company Act of 1940 (15 U.S.C. 80a-8), other than: (i) a company licensed under the Small Business Investment Company Act of 1958, as amended (15 U.S.C. 661); (ii) a company which has at least 95 percent of its assets continuously invested in exempted securities (as defined in 15 U.S.C. 78c(a)(12)); (iii) a company which issues face-amount certificates as defined in 15 U.S.C. 80a-2(a)(15), but only with respect of such securities; or (iv) a company which is considered a money market fund under SEC Rule 2a-7 (17 CFR 270.2a-7).
“O’Melveny” means O’Melveny & Myers LLP.
“Order” means any order, judgment, injunction, ruling, writ, award or decree of any Governmental Entity.
“Parent Acquisition Proposal” means (a) any proposal, offer, inquiry or indication of interest, from any Person or group (as defined in or under Section 13 of the Exchange Act) relating to a merger, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination, joint venture, partnership, dissolution, liquidation, spin-off, extraordinary dividend or similar transaction involving Parent which is structured to permit any Person or group to, directly or indirectly, acquire beneficial ownership of fifty percent (50%) or more of the aggregate outstanding equity securities of Parent (or the surviving or resulting entity) (including fifty (50%) or more of such aggregate outstanding securities not owned by the Company and its Subsidiaries) or securities representing fifty percent (50%) or more of voting power of Parent (or the surviving or resulting entity) (including fifty (50%) or more of such voting power not owned by the Company and its Subsidiaries), or fifty percent (50%) or more of the consolidated total assets of Parent and its Subsidiaries and (b) any acquisition by any Person or group (as defined in or under Section 13 of the Exchange Act) resulting in, or proposal, offer, inquiry or indication of interest, which if consummated would result in, any Person or group becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, fifty percent (50%) or more of the aggregate outstanding equity securities (including fifty (50%) or more of such aggregate outstanding securities not owned by the Company and its Subsidiaries) or securities representing fifty percent (50%) or more of the voting power of Parent (including fifty (50%) or more of such voting power not owned by the Company and its Subsidiaries), or fifty percent (50%) or more of the consolidated total assets of Parent and its Subsidiaries.

“Parent Credit Agreement” means the Credit Agreement, dated as of June 26, 2015, as amended and restated as of June 29, 2023 and as further amended on July 8, 2024 and without giving effect to any amendments or modifications made after the date of this Agreement, by and among Parent, JPMorgan Chase Bank, N.A., as administrative agent and the other parties thereto.
“Parent Loan Facility” means a loan facility provided by Parent (or its designated Subsidiary) to the Company, which facility:
(a)   shall be a term loan (which may be in the form a delayed draw term facility);
(b)   shall accrue interest at a floating rate based on one month Adjusted Term SOFR (as defined in the Parent Credit Agreement) plus 6.00% per annum, which shall be payable in kind (in lieu of payment in cash) on a quarterly basis (or such other time period as jointly agreed to by the Company and Parent);
(c)   shall mature on (x) the earlier of (i) the Termination Date and (ii) fifteen (15) Business Days after the termination of this Agreement or (y) such other date later than the date set forth in the immediately preceding clause (x) as may be agreed by Parent and the Company;
(d)   shall not be subject to any amortization or other mandatory payments prior to the maturity of such facility;
(e)   shall not be prepayable prior to maturity without the prior written consent of Parent and shall be repaid at maturity in cash;
(f)   shall not be more restrictive than the covenant set forth in Section 6.1 of this Agreement excluding (i) any covenants that prohibit the incurrence of debt (and any liens securing such debt) the proceeds of which are applied substantially concurrently to repay the Parent Loan Facility or (ii) any covenants that prohibit the satisfaction of the Parent Loan Facility with cash or, to the extent reasonably acceptable to Parent in its sole discretion, non-cash assets of the Company or its Subsidiaries;
(g)   may, at the option of Parent, be guaranteed by the U.S. Subsidiaries of the Company, subject to customary exceptions for the benefit of the Company and its Subsidiaries to be reasonably agreed (including, for the avoidance of doubt, any exceptions that may be required to comply with the terms of documents governing the Forward Contract) (such guarantors, the “Parent Loan Facility Guarantors”);
(h)   shall be secured (as a guarantee of payment) by substantially all assets of the Company and any Parent Loan Facility Guarantor (including Parent Common Stock and Parent Class B Common Stock), subject to customary exceptions and exclusions for the benefit of the Company and any Parent Loan Facility Guarantor to be reasonably agreed (including, for the avoidance of doubt, any exceptions that may be required to comply with the terms of documents governing the Forward Contract);
(i)   shall contain customary events of default to be reasonably agreed (including, for the avoidance of doubt, events of default related to (i) a change of control not permitted under the Agreement, (ii) the disposition of all or substantially all of the Company’s assets and (iii) any default under any other funded Indebtedness of the Company the result of which causes or allows the holders of such Indebtedness to declare such Indebtedness to be immediately due and payable), subject to customary grace periods, baskets and materiality for the benefit of the Company and its Subsidiaries to be reasonably agreed upon;
(j)   shall contain customary rights and remedies of Parent in connection with events of default under the definitive documentation governing such Parent Loan Facility, including for the avoidance of doubt, the right to declare all amounts and obligations under the Parent Loan Facility to be immediately due and payable and the right to foreclose on and/or exercise voting rights of the Parent Shares pledged by the Company as security under the Parent Loan Facility, subject to customary exceptions and exclusions for the benefit of the Company and any Parent Loan Facility Guarantors to be reasonably agreed (including, for the avoidance of doubt, any exceptions that may be required to comply with the terms of documents governing the Forward Contract);

(k)   shall not contain representations or warranties that are more burdensome than the representations and warranties contained in ARTICLE IV of this Agreement, subject to customary exceptions for the benefit of the Company and any Parent Loan Facility Guarantors to be reasonably agreed;
(l)   shall not require the Company or any of its Subsidiaries to reimburse Parent or any of its Subsidiaries for any fees, charges or disbursement of their counsel(s) related to the Parent Loan Facility;
(m)   shall be governed by the laws of the State of New York; and
(n)   shall otherwise be governed by definitive documents that are in form and substance reasonably satisfactory to the Company and Parent.
“Parent Material Adverse Effect” means any change, event, development, circumstance or effect that individually or taken together with any other change, event, development, circumstance or effect has, or would reasonably be expected to (x) prevent, materially delay, materially impair or interfere with, or adversely affect the ability of Parent or Merger Sub to perform or comply with its obligations under this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement on a timely basis or (y) have a material adverse effect on the business, assets, condition (financial or otherwise), properties, liabilities, operations or results of operations of Parent and its Subsidiaries, taken as a whole; provided, however, that none of the following shall be deemed, either alone or in combination, to constitute, and there shall not be taken into account in determining whether there has been or would reasonably be expected to be a Parent Material Adverse Effect: (a) changes in, or events generally affecting, the U.S. or global financial, securities or capital markets, (b) general economic or political conditions in the United States or any foreign jurisdiction in which Parent or any of its Subsidiaries operate, including any changes in currency exchange rates, interest rates, credit availability and liquidity, trading volumes, monetary policy or inflation, (c) changes in, or events generally affecting, the industries in which Parent or any of its Subsidiaries operate, (d) any natural or man-made disaster or acts of God, including earthquakes, floods, hurricanes, tornados, volcanic eruption, epidemics, pandemics or disease outbreak (including COVID-19) or any outbreak or escalation of hostilities, civil disobedience, acts of terrorism, sabotage, riots, demonstrations, public disorders, military action or war (whether or not declared) or any other national or international calamity or any escalation or worsening thereof, (e) any failure by Parent or any of its Subsidiaries to meet any internal or published budgets, projections, estimates, forecasts or predictions in respect of financial or operating performance for any period, (f) a decline in the price of the Parent Shares, or a change in the trading volume of the Parent Shares, on NASDAQ, provided that the exceptions in clauses (e) and (f) shall not prevent or otherwise affect a determination that any change, event, effect, circumstance or development underlying such failure or decline or change, event, development, circumstance or effect (if not otherwise falling within any of the exclusions pursuant to the other clauses of this definition) has resulted in, or contributed to, a Parent Material Adverse Effect, (g) changes in Law (or interpretation thereof), including in the repeal thereof, or in the enforcement thereof, (h) changes in GAAP (or authoritative interpretation thereof), including in the repeal thereof, or in the enforcement thereof, (i) the taking of any specific action expressly required by this Agreement or taken with the Company’s written consent or the failure to take any specific action expressly prohibited by this Agreement and as for which the Company declined to consent, (j) the announcement, pendency or consummation of the Transaction Documents or the transactions contemplated hereby or thereby, including the impact thereof on the relationships with customers, suppliers, distributors, partners, other third parties with whom Parent has a relationship or employees (including, but not limited to, any cancellation of or delays in customer orders, any reduction in sales, any disruption in or loss of customer, supplier, distributor, partner or similar relationships, or any loss of employees) (it being understood and agreed that this clause (j) shall not apply with respect to any representation or warranty that is intended to address the consequences of the execution, delivery or the announcement of the Transaction Documents or the consummation of the transactions hereby or thereby), (k) any litigation brought by stockholders of Parent alleging breach of fiduciary duty or inadequate disclosure in connection with this Agreement or any of the transactions contemplated hereby, (l) the departure or threatened departure of, or adverse change or threatened adverse change in, the relationship of Parent or any of its Subsidiaries with its employees or

(m) any matters disclosed in the Parent Disclosure Letter; provided, however, that the changes, events, effects, circumstances or developments set forth in the foregoing clauses (a), (b), (c), (d), (g) and (h) shall be taken into account in determining whether a “Parent Material Adverse Effect” has occurred to the extent such changes, events, effects, circumstances or developments have had a disproportionate adverse effect on Parent and its Subsidiaries, taken as a whole, relative to other participants in the industries in which Parent and its Subsidiaries operate, but, in such event, only the incremental disproportionate impact of such changes, events, effects, circumstances or developments shall be taken into account in determining whether a “Parent Material Adverse Effect” has occurred.
“Parent Reports” means the forms, statements, reports and documents filed with or furnished to the SEC since the Applicable Date and those filed with or furnished to the SEC subsequent to the date of this Agreement, in each case as amended.
“Parent Section 16 Officer” means any person that Parent has determined to be an “officer” of Parent within the meaning of Rule 16a-1(f) of the Exchange Act.
“Parent Stock Plan(s)” means each of Parent’s (a) 2023 Stock and Annual Incentive Plan, (b) 2018 Stock and Annual Incentive Plan and (c) 2011 Stock and Annual Incentive Plan in each case, as amended from time to time.
“Permitted Liens” means (a) Liens for Taxes not yet due and payable or delinquent or that are being contested in good faith by appropriate proceedings and for which adequate reserves in the financial statements have been established and provided for in accordance with GAAP, (b) Liens arising in the ordinary course of business in favor of vendors, carriers, warehousemen, repairmen, mechanics, workmen, materialmen, construction or similar Liens, (c) (i) Liens affecting the interest of the grantor of any easements benefiting owned real property and (ii) Liens of record attaching to real property, fixtures or leasehold improvements that, in each case, would not, individually or in the aggregate, reasonably be expected to materially impair the continued use and operation of the assets to which they relate in the business of such entity and its Subsidiaries as presently conducted, (d) Liens (i) securing any Indebtedness of the Company and its Subsidiaries, which Liens are expected to be released at Closing, (ii) reflected in the Balance Sheet and/or (iii) reflected in Section 9.15(e) of the Company Disclosure Letter, (e) Liens, exceptions, defects or irregularities in title, easements, imperfections of title, claims, charges, security interests, rights-of-way, covenants, restrictions, and other similar matters that would not, individually or in the aggregate, reasonably be expected to materially impair the continued use and operation of the assets to which they relate in the business of such entity and its Subsidiaries as presently conducted, (f) any license, covenant or other right to or under any Intellectual Property granted in the ordinary course of business, (g) imperfections or irregularities in the chain of title for Intellectual Property evident from the records of the applicable Governmental Entity maintaining the application or registrations thereof, (h) any Liens occurring under the applicable organizational documents, (i) Liens of landlords arising under Real Property leases and Liens affecting title of landlords of property subject to Real Property leases, (j) any interest or title of a lessor of any assets being leased pursuant to an equipment lease and (k) Liens caused, created or arising under this Agreement.
“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature.
“Personal Information” means all information in any form or media that identifies, could reasonably be used to identify or is otherwise related to an individual person, in addition to any definition for “personal information” or any similar term provided by applicable Law or by the Company in any of its privacy policies, notices or contracts (e.g., “personal data,” “personally identifiable information” or “PII”).
“Potter Anderson” means Potter Anderson & Corroon LLP.
“Privacy Laws” means, regardless of jurisdiction, any and all applicable Laws relating to the Processing of any Personal Information, and any and all applicable Laws relating to breach notification or the use of Personal Information for marketing purposes.

“Privacy Requirements” means all applicable Privacy Laws and all of the Company’s policies and notices and contractual obligations relating to the Processing of any Personal Information.
“Privileged Information” shall mean any and all Protected Information regardless of whether shared with, by, or among any Represented Person or their respective Affiliates (or any of their respective Representatives), that was created prior to the Closing and would ordinarily be protected by the attorney-client privilege or similar protections (including attorney work-product protections), as to which the Company, prior to the Closing, had any rights whatsoever, either by itself or in conjunction with another Person.
“Processing” means any operation or set of operations performed on any data, whether or not by automated means, including but not limited to receipt, collection, compilation, use, storage, combination, sharing, safeguarding, disposal, erasure, destruction, disclosure or transfer (including cross-border transfer).
“Protected Information” shall mean any and all (a) documents, information, or other materials (including analyses, memoranda, spreadsheets and drafts of any of the foregoing) whether written (in physical form or electronic media) or oral (including any written notes derived therefrom) created prior to the Closing by or for the benefit of any Represented Persons and/or any of their respective Affiliates or Representatives and (b) communications prior to the Closing, whether written (in physical form or electronic media) or oral (including any written notes derived therefrom) that occur between or among any of the following: any Represented Persons, any of their respective Affiliates or any of their respective Representatives (including, for the avoidance of doubt, strictly internal communications), in the case of each of clause (a) or (b), to the extent actually (or reasonably deemed to be) in the possession or control of the Company on or prior to the Closing and relating to:
(i)   the businesses or affairs of the Company and its Affiliates to the extent such information described in clause (a) or (b) of the introductory paragraph to this definition also primarily relates to (1) any of the Persons set forth in clauses (iv) or (v) of the definition of Represented Persons (other than to the extent such Persons are acting in their capacities as employees, officers, directors or stockholders of the Company) or the respective employees, officers, directors or stockholders of the Persons set forth in clause (v) of the definition of Represented Persons to the extent acting in their capacities as such or (2) Parent or any of its Affiliates;
(ii)   the transactions contemplated by (together with any actions taken in anticipation of, or in consideration of any alternatives to, the transactions contemplated by) this Agreement; or
(iii)   any analyses or presentations prepared or conducted by any financial advisor to the Company with respect to, in connection with or in anticipation of the transactions described in immediately preceding clause (ii) (including the relevant portions of any related materials shared with any transaction committee of the Company Board or the Company Board);
provided, however, that, notwithstanding the foregoing and for the avoidance of doubt, the following shall not be deemed to be Protected Information: (A) financial statements, schedules and other financial information to the extent relating to the Company and/or its Subsidiaries, including auditors’ work papers and correspondence with, to or from auditors, (B) any of the information described in clause (a) or (b) to the introductory paragraph of this definition to the extent relating to or arising out of the Company’s SEC or OTC compliance, reporting or similar obligations, including its financial reporting and accounting requirements, as a public company (other than to the extent relating to the matters described in clause (ii) of this definition), (C) documentation executed or delivered by or to the Company in connection with the issuance of the Exchangeable Debentures, including the Exchangeable Senior Debentures Indentures, together with any analyses regarding the structure or terms, or interpreting the provisions, thereof, and (D) corporate record books of the Company and/or any of its Subsidiaries, including minutes from meetings of or actions taken by the Company Board (other than meetings of or actions taken by any transaction committee of the Company Board or the Company Board, in each case to the extent such meetings or actions relate to any of the matters described in clause (i), (ii) or (iii) above) or any board of directors or similar governing body of any of the Company’s Subsidiaries, and minutes from meetings of or formal actions taken by the stockholders of the Company or any of the Company’s Subsidiaries.

“Regulation U” means Regulation U of the Federal Reserve Board.
“Representative” means, with respect to any Person, one or more of such Person’s trustees, directors, officers, employees, advisors (including attorneys, accountants, consultants, investment bankers and financial advisors), agents and other representatives. As to the Company, “Representative” specifically excludes Parent and its Representatives and, as to Parent, “Representative” specifically excludes the Company and its Representatives, it being understood that the members of the Parent Board who are directors or officers of the Company shall be considered Representatives of the Company and not of Parent, for purposes of this Agreement.
“Sherman” means Sherman & Howard L.L.C.
“Skadden” means Skadden, Arps, Slate, Meagher & Flom LLP.
“Solvent” when used with respect to any Person, means that, as of any date of determination: (a) the present fair salable value (determined on a going concern basis) of its assets and property will, as of such date, exceed the amounts required to pay its debts as they become absolute and mature, as of such date; (b) such Person will have adequate capital to carry on its business; and (c) such Person will be able to pay its debts as they become absolute and mature, in the ordinary course of business, taking into account the timing of and amounts of cash to be received by it and the timing of and amounts of cash to be payable on or in respect of its indebtedness.
“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries; provided, that, none of Parent or any of its Subsidiaries shall be deemed a Subsidiary of the Company or any of its Subsidiaries.
“Superior Proposal” means any bona fide Acquisition Proposal made by a third party after the date of this Agreement that, if consummated, would result in such third party (or its stockholders) owning, directly or indirectly, a majority of the outstanding Shares (or of the stock of the surviving entity in a merger or the direct or indirect parent of the surviving entity in a merger or the direct or indirect parent of the surviving entity in a merger) or a majority of the assets of the Company and its Subsidiaries, taken as a whole, which the Company Board (or any committee thereof) determines in good faith (after consultation with its outside legal counsel and financial advisors) to be (a) more favorable to the holders of Common Shares from a financial point of view than the Merger (taking into account all of the terms and conditions of, and the likelihood of completion of, such Acquisition Proposal and this Agreement (including, if applicable at the time of such determination, any changes to the financial terms of this Agreement then committed to in writing by Parent in response to such offer or otherwise)) and (b) reasonably capable of being completed, taking into account all financial, legal, regulatory and other aspects of such proposal.
“Tax” (including, with correlative meanings, the terms “Taxes” and “Taxable”) means all federal, state, local and foreign taxes, profits, franchise, gross receipts, customs duty, capital stock, severance, stamp, payroll, sales, employment, unemployment, use, real and personal property, withholding, excise, value added, transfer, employee, estimated taxes or assessments in the nature of tax, in each case that is imposed by a Governmental Entity.
“Tax Return” means all returns and reports with respect to Taxes (including any information return, claim for refund, amended return, declaration of estimated Tax, election or disclosure) or any amendment to any of the foregoing required to be supplied to a Tax authority relating to Taxes.
“Transaction Documents” means this Agreement, the Voting Agreements, the Liberty Media Letter Agreement, the Liberty Media Side Letter and the Certares Side Letter.
“Treasury Regulations” means the Treasury Regulations promulgated under the Code.
“Willful Breach” means (a) a breach by a party of any of its obligations under this Agreement that is a consequence of an act or omission knowingly undertaken or omitted by the breaching party with the intent of causing a breach of this Agreement or (b) subject to the satisfaction or waiver (by the party for whom such condition may be waived) of the conditions to Closing set forth in ARTICLE VII (other than those conditions that by their terms are to be satisfied at Closing, provided that those conditions would have been satisfied if the Closing were to occur on such date), the willful or intentional failure of the breaching party to promptly consummate the Merger in accordance with Section 1.2 and the other transactions contemplated by this Agreement to be consummated at the Closing in accordance with the terms and conditions of this Agreement.
[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.
Liberty TripAdvisor Holdings, Inc.
By:
/s/ Gregory B. Maffei

Name: Gregory B. Maffei
Title: President and Chief Executive Officer
Tripadvisor, Inc.
By:
/s/ Michael Noonan

Name: Michael Noonan
Title: Chief Financial Officer
Telluride Merger Sub Corp.
By:
/s/ Seth J. Kalvert

Name: Seth J. Kalvert
Title: President and Secretary
[Signature Page to Agreement and Plan of Merger]

Annex B
CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
LIBERTY TRIPADVISOR HOLDINGS, INC.
Pursuant to Section 242 of the
General Corporation Law of
the State of Delaware
The undersigned, being an authorized officer of Liberty TripAdvisor Holdings, Inc., (the “Corporation”), a corporation duly organized and validly existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:
1.   The Certificate of Designations of 8% Series A Cumulative Redeemable Preferred Stock of the Corporation was filed with the Office of the Secretary of State of the State of Delaware on March 17, 2020 (the “Certificate of Designations”).
2.   The Certificate of Designations is hereby amended by inserting the following new subsection (d) immediately following subsection (c) in Paragraph 5:
(d)   Merger Consideration.   Notwithstanding anything herein or in the Certificate of Incorporation to the contrary, in connection with the merger contemplated by that certain Agreement and Plan of Merger dated December 18, 2024, by and among the Corporation, Tripadvisor, Inc., a Delaware corporation, and Telluride Merger Sub Corp., a Delaware corporation and an indirect wholly owned subsidiary of Tripadvisor, Inc. (the “Merger Agreement”), each share of Series A Preferred Stock shall be converted into the right to receive the Series A Preferred Share Merger Consideration (as such term is defined in the Merger Agreement) in accordance with the terms and subject to the conditions set forth in the Merger Agreement.
3.   The foregoing amendment was duly adopted in accordance with Section[s] 242 [and 228 (by written consent, solely by the holders of 8% Series A Cumulative Redeemable Preferred Stock of the Corporation)] of the DGCL.
4.   This Certificate of Amendment shall be effective upon the filing thereof with the Secretary of State of the State of Delaware.

B-1

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Corporation, has executed this Certificate of Amendment on this [      ] day of [           ], 2025.
LIBERTY TRIPADVISOR HOLDINGS, INC.
By:

Name:
Title:

B-2

Annex C
388 Greenwich Street New York, NY 10013
December 18, 2024
The Board of Directors
Liberty TripAdvisor Holdings, Inc.
12300 Liberty Boulevard
Englewood, CO 80112
Members of the Board:
You have requested our opinion as to the fairness, from a financial point of view, to the holders of the Company Common Stock (as defined below) of Liberty TripAdvisor Holdings, Inc. (the “Company”), other than Mr. Gregory B. Maffei and his affiliates (the “Excluded Holders”), of the Merger Consideration (as defined below) to be received by such holders pursuant to the terms and subject to the conditions set forth in an Agreement and Plan of Merger (the “Merger Agreement”) proposed to be entered into by and among the Company, Tripadvisor, Inc. (“Parent”), and Telluride Merger Sub Corp., a wholly owned subsidiary of Parent (“Merger Sub”). As more fully described in the Merger Agreement, (i) Merger Sub will be merged with and into the Company (the “Merger”), as a result of which the Company will be an indirect wholly owned subsidiary of Parent, and thereafter the Company, as the surviving corporation in the Merger, will be merged with and into another wholly owned subsidiary of Parent, and (ii) each share of Series A common stock, par value $0.01 (“Company Series A Common Stock”), of the Company and Series B common stock, par value $0.01 (“Company Series B Common Stock” and together with the Company Series A Common Stock, the “Company Common Stock”), of the Company issued and outstanding immediately prior to the effective time of the Merger (other than (a) shares of Company Common Stock owned by Parent or Merger Sub, (b) shares of Company Common Stock owned by the Company as treasury stock, and (c) shares of Company Common Stock as to which the holder has not voted in favor of the Merger or consented to it in writing and has properly demanded appraisal rights in accordance with, and has complied in all respects with, all provisions of Section 262 of the General Corporation Law of the State of Delaware), will be converted into the right to receive cash, without interest thereon, with each share of Company Series A Common Stock receiving $0.2567 (the “Series A Common Share Merger Consideration”) and each share of Company Series B Common Stock receiving $0.2567 (the “Series B Common Share Merger Consideration” and, together with the Series A Common Share Merger Consideration, the “Merger Consideration”). In addition, pursuant to the Merger Agreement, all of the shares of 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01 (the “Company Preferred Stock”), of the Company issued and outstanding immediately prior to the effective time of the Merger (other than (a) shares of Company Preferred Stock owned by Parent or Merger Sub and (b) shares of Company Preferred Stock owned by the Company as treasury stock) will be converted into the right to receive in the aggregate $42,471,000 in cash, without interest thereon, and 3,037,959 validly issued, fully paid and nonassessable shares of common stock, par value $0.001 (“Parent Common Stock”), of Parent. The terms and conditions of the Merger are more fully set forth in the Merger Agreement.
In arriving at our opinion, we reviewed an execution version of the Merger Agreement furnished to us on December 18, 2024 and held discussions with certain senior officers, directors and other representatives and advisors of the Company concerning the business, operations and prospects of the Company and Parent, as well as the anticipated benefits of the Merger. We examined certain publicly available business and financial information relating to the Company and Parent, as well as certain other information and data relating to the Company (including estimates regarding certain obligations in respect of the Company’s indebtedness and other debt-like items and the Company Preferred Stock), which were provided to or discussed with us by the management of the Company (and approved for our use by the management of the Company). We reviewed the financial terms of the Merger as set forth in the Merger Agreement in relation to, among other things: current and historical market prices and trading volumes of Parent Common Stock,

Company Series A Common Stock and Company Series B Common Stock; the historical earnings and other operating data of the Company and Parent; and the capitalization and financial condition of the Company and Parent. We considered, to the extent publicly available, the financial terms of certain other transactions which we considered relevant in evaluating the Merger. We also reviewed published price targets of certain equity research analysts for Parent Common Stock. In addition to the foregoing, we conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as we deemed appropriate in arriving at our opinion. The issuance of our opinion has been authorized by our fairness opinion committee.
In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and upon the assurances of the management of the Company that they are not aware of any relevant information that has been omitted or that remains undisclosed to us. With respect to the financial information and other data relating to the Company provided to or otherwise reviewed by or discussed with us (including estimates regarding certain obligations in respect of the Company’s indebtedness and other debt-like items and the Company Preferred Stock), we have been advised by the management of the Company that such information and other data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters addressed thereby. We express no view or opinion as to any financial information or data (or underlying assumptions on which any such financial information or data are based) provided to or otherwise reviewed by or discussed with us.
We have assumed, with your consent, that the Merger will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company or the contemplated benefits of the Merger or that otherwise would be meaningful in any respect to our analyses or opinion. The Company has reported that the shares of Company Preferred Stock are required to be redeemed for cash on March 27, 2025 (subject to the terms of the Certificate of Designation of the Company Preferred Stock dated March 15, 2020 and subject to applicable legal requirements) and that the holders of the Company’s Exchangeable Senior Debentures due 2051 (the “Debentures”) have the right to require the Company to purchase their Debentures on March 27, 2025, in each case at prices specified by the applicable governing instruments and estimates of which have been provided to us by the management of the Company. We have been advised by the management of the Company, and we have assumed with your consent, that the Company believes it is unlikely that it will be able to refinance such obligations on acceptable terms in a timely manner. We understand and have considered that the Company has reported that it has substantial doubt regarding its ability to continue as a going concern in the future. Representatives of the Company have advised us, and we further have assumed, that the final terms of the Merger Agreement will not vary materially from those set forth in the draft reviewed by us.
We also are not expressing any view or opinion with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, as to tax or other consequences of the Merger or otherwise or changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting the Company or the Merger (including the contemplated benefits thereof), and we have relied, with your consent, upon the assessments of representatives of the Company as to such matters. We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or Parent, nor have we made any physical inspection of the properties or assets of the Company or Parent. We have not evaluated the solvency or fair value of the Company, Parent or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We express no view or opinion as to the potential impact on the Company, Parent or any other entity of any actual or potential litigation, claims or governmental, regulatory or other proceedings, enforcement actions, consent or other orders or investigations.
Our opinion addresses only the fairness, from a financial point of view and as of the date hereof, of the Merger Consideration (to the extent expressly specified herein), without regard to individual circumstances of specific holders (whether by virtue of control, voting, liquidity, contractual arrangements or otherwise)

which may distinguish such holders. Our opinion does not address any other terms, aspects or implications of the Merger, including, without limitation, the form or structure of the Merger, the treatment of the Company Preferred Stock or any terms, aspects or implications of any other agreement, arrangement or understanding to be entered into in connection with or contemplated by the Merger or otherwise (including any voting agreement). We were not requested to, and we did not, solicit third party indications of interest in the possible acquisition of all or a part of the Company. With your approval, we have treated as equivalent in all respects material to our analyses and opinion shares of (i) Company Series A Common Stock and Company Series B Common Stock and (ii) Parent Common Stock and Class B common stock, par value $0.001 per share, of Parent. We express no view as to, and our opinion does not address, the allocation of the aggregate Merger Consideration to be paid to all holders of Company Common Stock between the holders of Company Series A Common Stock and the holders of Company Series B Common Stock or the fairness of the Merger Consideration to be received by holders of any series of Company Common Stock relative to Merger Consideration to be received by holders of any other series of Company Common Stock.
We express no view as to, and our opinion does not address, the underlying business decision of the Company to effect or enter into the Merger, the relative merits of the Merger as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction which the Company might engage in or consider. We also express no view as to, and our opinion does not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation or other consideration to any officers, directors or employees of any parties to the Merger (in their capacity as such), or any class of such persons, relative to the Merger Consideration or otherwise. Our opinion is necessarily based upon information available to us, and financial, stock market and other conditions and circumstances existing, as of the date hereof. Although developments occurring or coming to our attention after the date hereof may affect our opinion, we have no obligation to update, revise or reaffirm our opinion.
Citigroup Global Markets Inc. has acted as financial advisor to the Company in connection with the proposed Merger and will receive a fee for such services payable upon delivery of its opinion. We and our affiliates in the past have provided, and currently provide, services to the Company, Parent and their respective affiliates unrelated to the proposed Merger, for which services we and our affiliates have received and expect to receive compensation, including, without limitation, during the last two years, (i) for Parent and its affiliates, acting as (a) a joint lead arranger in July 2024 for a credit facility of Parent and (b) a lender in one or more credit facilities for Parent and (ii) for the Company and its affiliates, acting as (a) a joint bookrunner in June 2024 for issuance of a Liberty Broadband / Charter exchangeable bond due 2054 and in February 2023 for issuance of a Liberty Broadband / Charter exchangeable bond due 2053, (b) a lender in a margin loan facility for Liberty Broadband, (c) a joint bookrunner in September 2023 for issuance of a Liberty Media / Live Nation exchangeable bond, (d) a joint lead arranger in September 2024 for, and lender in, one or more credit facilities of Formula One, (e) a provider of a bridge commitment in April 2024 with respect to Liberty Media Corp.’s acquisition of Doma Sports, S.L., (f) a participant in November 2022 in refinancings and new borrowings undertaken by Formula One, (g) a joint lead dealer manager in September 2024 with respect to an exchange offer of certain outstanding debt securities of QVC, Inc. (“QVC”), (h) a lender in one or more credit facilities for QVC and Cornerstone Brands, Inc., (i) a bookrunner in November 2024 and December 2022 for Live Nation’s issuances of $1.1 billion and $1 billion, respectively, of convertible notes, (j) a lender in one or more credit facilities for Live Nation, (k) a financial advisor with respect to Charter’s announced acquisition in November 2024 of Liberty Broadband, (l) a financial advisor with respect to Charter’s exploration of a possible joint venture transaction, (m) a financial advisor with respect to a possible acquisition transaction, (n) a joint arranger and joint bookrunner in November 2024 of certain credit facilities for Charter, (o) a joint bookrunner in May 2024 for Charter’s issuance of $1.5 billion of Senior Notes due 2029 and $1.5 billion of Senior Notes due 2034, (p) a joint bookrunner in November 2023 for Charter’s issuance of $1.1 billion of Senior Notes due 2026 and $900 million of Senior Notes due 2034, and (q) a joint lead arranger and lender in one or more credit facilities of Charter. In the ordinary course of our business, we and our affiliates may actively trade or hold the securities of the Company, Parent and their respective affiliates for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. In addition, we and our affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with the Company, Parent and their respective affiliates.

Our advisory services and the opinion expressed herein are provided for the information of the Board of Directors of the Company (the “Board”), in its capacity as such, in its evaluation of the proposed Merger. Our opinion is not intended to be and does not constitute a recommendation as to how the Board or any securityholder should vote or act on any matters relating to the proposed Merger or otherwise.
Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the Merger Consideration to be received by the holders of Company Common Stock, other than the Excluded Holders, in the Merger pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.
Very truly yours,
/s/ CITIGROUP GLOBAL MARKETS INC.
CITIGROUP GLOBAL MARKETS INC.

Annex D
Centerview Partners LLC
31 West 52nd Street
New York, NY 10019
December 18, 2024
CONFIDENTIAL
The Special Committee of the Board of Directors
Tripadvisor, Inc.
400 1st Avenue
Needham, MA 02494
The Special Committee:
You have requested our opinion as to the fairness, from a financial point of view, to Tripadvisor, Inc., a Delaware corporation (“Parent”), of the Consideration (as defined below) proposed to be paid by Parent to the holders of Company Common Shares and Company Preferred Shares (each as defined below) pursuant to the Agreement and Plan of Merger proposed to be entered into (the “Agreement”) by and among Liberty TripAdvisor Holdings, Inc., a Delaware corporation (the “Company”), Parent and Telluride Merger Sub Corp., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”). The Agreement provides (a) at the effective time of the Merger, Merger Sub will be merged with and into the Company (the “Merger”) with the Company surviving the Merger as the surviving corporation (the “Surviving Corporation”), (b) immediately following the effective time of the Merger, the Surviving Corporation will be merged with and into ParentSub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Parent (the “ParentSub LLC Merger”, together with the Merger and collectively, with the other transactions contemplated by the Agreement, the “Transaction”) and (c) pursuant to the Merger, (i) each share of Series A common stock, par value $0.01 per share, of the Company (the “Company Series A Common Stock”) and Series B common stock, par value $0.01 per share, of the Company (together with the Company Series A Common Stock, collectively, the “Company Common Shares”) issued and outstanding immediately prior to the effective time of the Merger (other than (A) the Company Common Shares owned by Parent or Merger Sub, (B) the Company Common Shares owned by the Company as treasury stock and (C) the Company Common Shares that are held by Dissenting Stockholders (as defined in the Agreement) (the shares referred to in clauses (A), (B) and (C), the “Excluded Company Common Shares”)) will be converted into the right to receive $0.2567 per Company Common Share in cash, without interest (the “Common Share Merger Consideration”), and (ii) all shares of 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Company (the “Company Preferred Shares”) issued and outstanding immediately prior to the effective time of the Merger (other than (i) the Company Preferred Shares owned by Parent or Merger Sub and (ii) the Company Preferred Shares owned by the Company as treasury stock (the shares referred to in clauses (i) and (ii), “Excluded Company Preferred Shares”, and together with the Excluded Company Common Shares, collectively “Excluded Company Shares”)) will be converted into the right to receive in the aggregate (A) $42,471,000 in cash, without interest (the “Preferred Share Cash Merger Consideration”), and (B) 3,037,959 validly issued, fully paid and nonassessable shares of common stock, par value $0.001 per share (the “Parent Shares”), of Parent, (together with the Preferred Share Cash Merger Consideration and the Common Share Merger Consideration, collectively in the aggregate, the “Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement.

We have acted as financial advisor to the Special Committee of the Board of Directors of Parent in connection with the Transaction. We will receive a fee for our services in connection with the Transaction, a portion of which is payable upon the rendering of this opinion and a substantial portion of which is contingent upon the consummation of the Transaction. In addition, Parent has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.
We are a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the past two years, except for our current engagement with the Special Committee, we have not been engaged to provide financial advisory or other services to Parent, and we have received compensation from Parent in connection with our current engagement with the Special Committee. In the past two years, we have not been engaged to provide financial advisory or other services to the Company or Merger Sub, and we have not received any compensation from the Company or Merger Sub during such period. We may provide financial advisory and other services to or with respect to the Company or Parent or their respective affiliates in the future, for which we may receive compensation. Certain (i) of our and our affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of our affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Parent, or any of their respective affiliates, or any other party that may be involved in the Transaction.
In connection with this opinion, we have reviewed, among other things: (i) a draft of the Agreement dated December 18, 2024 (the “Draft Agreement”); (ii) Annual Reports on Form 10-K of Parent for the years ended December 31, 2023, December 31, 2022 and December 31, 2021 and Annual Reports on Form 10-K of the Company for the years ended December 31, 2023, December 31, 2022, and December 31, 2021; (iii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Parent and the Company; (iv) certain publicly available research analyst reports for Parent and the Company; (v) certain other communications from Parent and the Company to their respective stockholders; (vi) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of Parent, including certain financial forecasts, analyses and projections relating to Parent prepared by management of Parent and furnished to us by Parent for purposes of our analysis and approved for our use by the Special Committee of the Board of Directors of Parent (the “Forecasts”) (collectively, the “Parent Internal Data”); and (vii) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company prepared by management of the Company and furnished to us by Parent for purposes of our analysis (collectively, the “Company Internal Data”). We have participated in discussions with members of the senior management and representatives of each of Parent and the Company regarding their assessment of the Parent Internal Data and the Company Internal Data, as appropriate, and the strategic rationale for the Transaction. In addition, we reviewed publicly available financial and stock market data, including valuation multiples, for Parent and the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that we deemed relevant. We also compared certain of the proposed financial terms of the Transaction with the financial terms, to the extent publicly available, of certain other transactions that we deemed relevant and conducted such financial studies and analyses and took into account such other information as we deemed appropriate.
We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Parent Internal Data (including, without limitation, the Forecasts) and the Company Internal Data have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Parent and the Company, as applicable, as to the matters covered thereby, and we have relied, at your direction, on the Parent Internal Data and the Company Internal Data for purposes of our analysis and this opinion. We express no view or opinion as to the Parent Internal Data, the Company Internal Data or the assumptions on which any of them are based. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off- balance-sheet or otherwise) of Parent or the Company, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of Parent or the Company. We have assumed, at your direction, that the final executed Agreement will not differ in any respect material to our analysis or this opinion from the Draft Agreement reviewed by us. We have also assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification, variance or amendment of any term, condition, agreement or assumption, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of Parent or the Company, or the ability of Parent or the Company to pay their respective obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.
We express no view as to, and our opinion does not address, Parent or the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to Parent or the Company or in which either might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, of the Consideration to be paid by Parent to the holders of the Company Common Shares and Company Preferred Shares (other than Excluded Company Shares) pursuant to the Agreement to Parent. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Agreement or entered into by any party to the Agreement or any other person in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any class of securities, creditors or other constituencies of Parent, the Company or any other party. We express no opinion with respect to, and our opinion does not address, the fairness (financial or otherwise) of the Consideration or the Transaction or any other term or aspect of the Transaction to the Company, its affiliates (other than to Parent except as expressly stated herein) or the holders of the Company Common Shares or the Company Preferred Shares. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of Parent, the Company or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration to be paid by Parent to the holders of Company Common Shares and Company Preferred Shares (other than Excluded Company Shares) pursuant to the Agreement or otherwise. We express no opinion with respect to the voting, governance or other rights of the holders of any class or series of capital stock of Parent or the Company or any other person, whether in their capacity as holders of such securities or otherwise (and we have not taken any such rights into account in our analysis), nor do we express any opinion with respect to the issuance of the Parent Shares (and we have not taken any such issuance into account in our analysis). Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. We express no view or opinion as to what the value of any securities issued by Parent will be when issued pursuant to, and following the consummation of, the Transaction, or what the value of any securities of the Company will be immediately prior to the effective time of the Merger, or the prices at which the securities of Parent or the Company will trade or otherwise be transferable at any time, including following the announcement or consummation of the Transaction. Our opinion does not constitute a recommendation to any stockholder of Parent or the Company or any other person as to how such stockholder or other person should vote with respect to the Transaction or otherwise act with respect to the Transaction or any other matter.

Our financial advisory services and the opinion expressed herein are provided for the information and assistance of the Special Committee of the Board of Directors of Parent (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of this opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.
Based upon and subject to the foregoing, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth herein, we are of the opinion, as of the date hereof, that the Consideration to be paid by Parent to the holders of Company Common Shares and Company Preferred Shares (other than Excluded Company Shares) pursuant to the Agreement is fair, from a financial point of view, to Parent.
Very truly yours,
/s/ CENTERVIEW PARTNERS LLC

CENTERVIEW PARTNERS LLC

Annex E
EXECUTION VERSION
VOTING AGREEMENT
This Voting Agreement (this “Agreement”), dated as of December 18, 2024, is entered into by and among Tripadvisor, Inc., a Delaware corporation (“Parent”), Liberty TripAdvisor Holdings, Inc., a Delaware corporation (the “Company”), and the undersigned stockholder of the Company (the “Stockholder”).
WHEREAS, subject to the terms and conditions of the Agreement and Plan of Merger (as the same may be amended, supplemented or modified, the “Merger Agreement”), dated as of the date hereof, among Parent, Telluride Merger Sub Corp., a Delaware corporation and an indirect wholly owned Subsidiary of Parent (“Merger Sub”), and the Company, among other transactions contemplated by the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly owned Subsidiary of Parent, and immediately thereafter the Company will be merged with and into TellurideSub LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of Parent (“ParentSub LLC”) (such merger, the “ParentSub LLC Merger”), with ParentSub LLC surviving the ParentSub LLC Merger as a direct wholly owned Subsidiary of Parent;
WHEREAS, as of the date of this Agreement, the Stockholder owns beneficially (references herein to “beneficial owner,” “beneficial ownership” and “owns beneficially” shall have the meanings assigned to such terms under Rule 13d-3, Rule 13d-4 and Rule 13d-5 promulgated under the Exchange Act), or of record, and, with respect to the Merger and the other transactions contemplated by the Merger Agreement, has the power to vote or direct the voting of, certain shares of Series B Common Stock listed on Schedule A hereto (all such shares, the “Existing Shares”, and shares of Series A Common Stock and shares of Series B Common Stock referred to collectively as the “Voting Stock”); and
WHEREAS, as a condition and inducement for Parent and the Company to enter into the Merger Agreement, Parent and the Company have required that the Stockholder, in his capacity as a stockholder of the Company, enter into this Agreement, and the Stockholder has agreed to enter into this Agreement.
NOW THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:
1.   Definitions.   Capitalized terms not defined in this Agreement have the meaning assigned to those terms in the Merger Agreement.
2.   Effectiveness; Termination.   This Agreement shall be effective upon signing. This Agreement shall automatically terminate upon the earliest to occur (the “Expiration Date”) of (a) such date and time as the Merger Agreement shall have been validly terminated in accordance with Article VIII thereof, (b) the Effective Time, (c) the written agreement of Parent, the Company and the Stockholder to terminate this Agreement and (d) the date of any material modification, waiver or amendment of the Merger Agreement as in effect on the date of this Agreement that adversely affects the value of the consideration payable to the Stockholder, causes such consideration to include any property other than cash, or adds new conditions or modifies any existing conditions to the consummation of the Merger that materially adversely affect the Stockholder or the Merger, without the prior written consent of the Stockholder; provided, that (x) this Section 2 and Sections 9 through 25 of this Agreement shall survive any such termination, and (y) such termination shall not relieve any party of any liability or damages resulting from (1) fraud or (2) Willful Breach by such party prior to termination, in each case, as determined by a court of competent jurisdiction pursuant to a final and nonappealable judgment. For purposes of this Agreement, (A) “fraud” means intentional and knowing common law fraud under Delaware law in the representations and warranties set forth in this Agreement and (B) “Willful Breach” means a material breach by a party of any of its obligations under this Agreement that is a consequence of an act or omission knowingly undertaken or omitted by the breaching party with the intent of causing a material breach of this Agreement.
3.   Voting Agreement.
(a)   From the date hereof until the Expiration Date (the “Support Period”), the Stockholder irrevocably and unconditionally hereby agrees that at any meeting (whether annual or special and each postponement, recess, adjournment or continuation thereof) of the holders of capital stock of the Company (or any subset thereof) (such meeting, the “Stockholder Meeting”), however called, and in connection with any written consent of the holders of Voting Stock, the Stockholder shall:
(i)
appear at such Stockholder Meeting or otherwise cause all of the Existing Shares and all other shares of Voting Stock or voting securities of the Company over which he (A) has acquired beneficial or record ownership after the date hereof or (B) otherwise has the power to vote or direct the voting of (including any shares of Voting Stock or other voting securities of the Company acquired by means of purchase, dividend or distribution, or issued upon the exercise of any stock options to acquire Voting Stock or the conversion of any convertible securities, or pursuant to any other equity awards or derivative securities or otherwise over which he has the power to vote) (together with the Existing Shares, collectively, the “Shares”), which he owns or controls as of the applicable record date, to be counted as present thereat for purposes of calculating a quorum; and

(ii)
subject to Section 3(a)(iii), vote or cause to be voted (including by proxy or execution of a written consent, as applicable) all such Shares (A) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, including the Merger, (B) in favor of the adoption of the Company Charter Amendment, (C) in favor of any proposal to adjourn or postpone such Stockholder Meeting to a later date if such adjournment or postponement is proposed in compliance with the provisions of Section 6.4(a) of the Merger Agreement, (D) against any action or proposal in favor of any Acquisition Proposal, without regard to the terms of such Acquisition Proposal, and (E) against any action, proposal, transaction, agreement or amendment of the Restated Company Certificate of Incorporation or the A&R Company Bylaws, in each case of this clause (E), for which the Stockholder has received prior notice from either Parent or the Company that it reasonably expects that such action, proposal, transaction, agreement or amendment would (x) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Stockholder contained in this Agreement, or (y) prevent, impede, interfere with, delay, postpone, or adversely affect the consummation of the transactions contemplated by the Merger Agreement, including the Merger.

(iii)
Notwithstanding anything to the contrary herein, if at any time during the Support Period the Company Board (or any duly authorized committee thereof) makes a Change in Recommendation pursuant to Section 6.2 of the Merger Agreement (the “Change of Recommendation Event”), then the obligations, covenants and restrictions of the Stockholder set forth in Section 3(a)(ii) shall be limited to the number of Common Shares held by the Stockholder equal in aggregate to 33.37% of the total voting power of the Covered Company Voting Stock (such shares, the “Covered Shares”); provided that if a Change of Recommendation Event occurs, notwithstanding any other obligations hereunder, the Stockholder shall deliver a written consent executed on behalf of, or vote at any Stockholder Meeting, as applicable, its Shares that are not Covered Shares with respect to the adoption of the Merger Agreement and approval of the transactions contemplated thereby, including the Merger, the Company Charter Amendment, and any other matters described in Section 3(a)(ii) in the same proportion as written consents executed or votes cast, as applicable, by the holders of Voting Stock other than the Stockholder (such proportion determined without inclusion of the votes cast by the Stockholder) with respect to any such matter; provided, further, that in the event of a Change of Recommendation Event, the Stockholder shall have the right to determine which of the Shares held by the Stockholder will be included in the Covered Shares (it being understood that this proviso is not intended to change the total number or percentage of Covered Shares as determined pursuant to this Section 3(a)(iii)). For purposes of this Agreement, the “Covered Company Voting Stock” shall mean the total number of Common Shares outstanding as of the record date established by the Company with respect to such action by written consent, or vote at any Stockholder Meeting, as applicable.

(b)   For the avoidance of doubt, the foregoing commitments apply to any Shares held by any trust, limited partnership or other entity directly or indirectly holding Shares for which the Stockholder serves as a partner, stockholder, trustee or in a similar capacity so long as, and to the extent, the Stockholder exercises voting control over such Shares. To the extent the Stockholder does not have sole control of the voting determinations of such entity, the Stockholder agrees to exercise all voting rights or other voting determination rights he has in such entity to carry out the intent and purposes of his support and voting obligations in this paragraph and otherwise set forth in this Agreement.
(c)   The Stockholder represents, covenants and agrees that, (i) except for this Agreement and except for that certain standstill letter dated December 21, 2014 by and between the Stockholder and the Company (the “Standstill Letter”), he has not entered into, and shall not enter into during the Support Period, any commitment, agreement, understanding or other similar arrangement with any person to vote or give instructions in any manner with respect to any Shares, including any voting agreement or voting trust, and (ii) except as expressly set forth herein or the Standstill Letter or with respect to the election of directors, ratification of the appointment of the Company’s auditors or other routine matters at an annual meeting of the stockholders of the Company, he has not granted, and shall not grant during the Support Period, a proxy, consent or power of attorney with respect to any Shares. The Stockholder agrees not to enter into any agreement or commitment with any person the effect of which would violate, or frustrate the intent of, the provisions of this Agreement.
(d)   In furtherance and not in limitation of the foregoing, but only in the event and in each case that the Stockholder fails to be counted as present or fails to vote all of the Stockholder’s Shares in accordance with this Agreement, until the Expiration Date, the Stockholder hereby appoints Renee Wilm, for so long as she serves as Chief Legal Officer of the Company, or any other person acting as Chief Legal Officer of the Company and any designee thereof, and each of them individually, as his proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent (and to instruct nominees or record holders to vote or act by written consent) during the Support Period with respect to any and all of the Stockholder’s Shares in accordance with this Section 3. This proxy and power of attorney are given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby agrees that this proxy and power of attorney granted by the Stockholder shall be irrevocable until the Expiration Date, shall be deemed to be coupled with an interest sufficient under applicable Law to support an irrevocable proxy and shall revoke any and all prior proxies granted by the Stockholder with respect to any Shares regarding the matters set forth in this Section 3. The power of attorney granted by the Stockholder herein is a durable power of attorney and shall survive the bankruptcy, death or incapacity of the Stockholder.
4.   Non-Solicitation.   The Stockholder hereby agrees, and agrees to cause his controlled Affiliates (which, for the avoidance of doubt, does not include the Company or Parent) and his and their representatives not to, take any action which, were it taken by the Company or its Representatives, would violate Section 6.2 of the Merger Agreement, it being understood that any action in compliance with Section 6.2 of the Merger Agreement shall not be deemed a breach by the Stockholder of this Section 4.
5.   Transfer Restrictions Prior to the Merger.   The Stockholder hereby agrees that he will not, during the Support Period, without the prior written consent of Parent and the Company, (a) convert any shares of Series B Common Stock into shares of Series A Common Stock or (b) other than pursuant to this Agreement or the Merger Agreement, directly or indirectly, offer for sale, sell, transfer, exchange, convert, assign, give, tender in any tender or exchange offer, pledge, encumber, hypothecate or otherwise dispose of (by merger, by testamentary disposition, by operation of Law or otherwise), either voluntarily or involuntarily, enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of, enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or other disposition of (by merger, by testamentary disposition, by operation of Law or otherwise) or otherwise convey or dispose of, any of the Shares, or any interest therein (including by merger, by testamentary disposition, by operation of Law or otherwise), including the right to vote any such Shares, as applicable (a “Transfer”); provided, that the Stockholder may Transfer Shares for estate-planning purposes, or by testamentary disposition, or to a controlled Affiliate, with respect to a trust over which the Stockholder has sole or shared investment power, in each case, so long as the transferee, prior to the time of Transfer (or in the case of a testamentary disposition, as promptly as reasonably practicable after such Transfer), agrees in a signed writing reasonably satisfactory to Parent and the Company to be bound by and comply with the provisions of this Agreement, and the Stockholder (except as otherwise provided above in the case of such Stockholder’s death) provides at least five (5) Business Days’ prior written notice (which shall include the written consent of the transferee agreeing to be bound by and comply with the provisions of this Agreement) to Parent and the Company, in which case the Stockholder shall remain responsible for any breach of this Agreement by such transferee, and provided, further, that the death of the Stockholder shall itself not be a Transfer of Shares so long as the heir(s) of the Stockholder, or a controlled Affiliate of the Stockholder, continue to own such Shares as Shares covered under this Agreement and such heir(s) or controlled Affiliate agree in a signed writing reasonably satisfactory to Parent and the Company to be bound by and comply with the provisions of this Agreement. Notwithstanding anything contained herein, the Stockholder will be permitted to (a) effect a bona fide pledge of Series A Common Stock or Series B Common Stock (including any existing pledge) to any financial institution in connection with a bona fide financing transaction (a “Permitted Pledge”) (so long as such pledge does not prevent or otherwise restrict in any manner the Stockholder from voting such shares pursuant to the provisions of this Agreement prior to any default and foreclosure under the indebtedness underlying such pledge), (b) grant a revocable proxy with respect to routine matters at an annual meeting of the stockholders of the Company (provided such proxy does not apply with respect to any of the matters set forth in this Agreement, even if such matters are submitted to a vote at an annual meeting of the stockholders of the Company) and (c) with respect to any Shares the Stockholder beneficially owns, grant a proxy to the record holder of such Shares to vote in accordance with Section 3.
6.   Appraisal Rights.   The Stockholder hereby waives, and agrees not to exercise or assert, if applicable pursuant to Section 3.3 of the Merger Agreement, any appraisal rights under Section 262 of the DGCL in connection with the Merger.
7.   Representations of the Stockholder.   The Stockholder represents and warrants to Parent and the Company as follows: (a) the Stockholder has full legal right, capacity and authority to execute and deliver this Agreement, to perform the Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby; (b) this Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and legally binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, and no other action is necessary to authorize the execution and delivery of this Agreement by the Stockholder or the performance of his obligations hereunder; (c) the execution and delivery of this Agreement by the Stockholder do not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any Law applicable to such Stockholder or result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Shares pursuant to, any agreement or other instrument or obligation binding upon the Stockholder or any of the Shares, nor require any authorization, consent or approval of, or filing with, any Governmental Entity other than pursuant to the Exchange Act, the Securities Act and, if applicable, the HSR Act; (d) subject to the Permitted Pledges, the Stockholder owns beneficially, and has the power to vote or direct the voting of, the Stockholder’s Shares, including the Existing Shares, a complete and accurate schedule of which as of the date hereof is set forth opposite the Stockholder’s name on Schedule A; (e) the Stockholder owns beneficially the Stockholder’s Shares, including the Existing Shares, free and clear of any proxy, voting restriction, adverse claim or other Lien (other than any Permitted Pledge and any restrictions created by the Transaction Documents or under applicable federal or state securities Laws); and (f) the Stockholder or his advisers has read and is familiar with the terms of the Merger Agreement and the other agreements and documents contemplated herein and therein, and the Stockholder understands and acknowledges that the Company and Parent are entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.
8.   Representations of Parent and the Company.
(a)   Parent represents and warrants to the Stockholder as follows: (i) Parent has full legal right, capacity and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby; (ii) this Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and legally binding agreement of Parent, enforceable against Parent in accordance with its terms, and no other action is necessary to authorize the execution and delivery of this Agreement by Parent or the performance of its obligations hereunder;

and (iii) the execution and delivery of this Agreement by Parent do not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any Law applicable to Parent or result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property of Parent pursuant to, any agreement or other instrument or obligation binding upon Parent or any of its property, nor require any authorization, consent or approval of, or filing with, any Governmental Entity other than pursuant to the Exchange Act, the Securities Act or, if applicable, the HSR Act.
(b)   The Company represents and warrants to the Stockholder as follows: (i) the Company has full legal right, capacity and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby; (ii) this Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, and no other action is necessary to authorize the execution and delivery of this Agreement by the Company or the performance of its obligations hereunder; and (iii) the execution and delivery of this Agreement by the Company do not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any Law applicable to the Company or result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property of the Company pursuant to, any agreement or other instrument or obligation binding upon the Company or any of its property, nor require any authorization, consent or approval of, or filing with, any Governmental Entity other than pursuant to the Exchange Act, the Securities Act or, if applicable, the HSR Act.
9.   Publicity.   The Stockholder hereby authorizes Parent and the Company to publish and disclose in any documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or the Company determines to be necessary or desirable in connection with this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby (including in the Proxy Statement or any other filing with any Governmental Entity made in connection with the Merger) the Stockholder’s identity and ownership of the Shares, this Agreement and the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement and such other information required in connection with such disclosure. The Stockholder agrees to notify Parent and the Company as promptly as practicable of any inaccuracies or omissions in any information relating to the Stockholder that is so published or disclosed. The Stockholder shall not be permitted to make any public statement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of the Company and Parent; provided, that the foregoing shall not restrict the Stockholder from making any disclosure or other public statement required to be made by the Stockholder under applicable Law, including any amendment filed with the SEC on Schedule 13D, so long as the Stockholder provides the Company and Parent with reasonable prior written notice (including reasonable opportunity to review and comment) of such disclosure. For the avoidance of doubt, this Section 9 applies to the Stockholder only in his capacity as a holder of Common Shares, and not in his capacity as a director or officer of the Company or Parent.
10.   Indemnification.
(a)   To the fullest extent permitted by applicable Law, each of the Company and, effective from and following the Effective Time, Parent (including for Losses indemnifiable hereunder arising prior to, on or after the Effective Time), jointly and severally, from and following the Effective Time (the “Indemnifying Party”) covenants and agrees, and Parent shall cause ParentSub LLC from and after the ParentSub LLC Merger to covenant and agree, jointly and severally (the “Indemnifying Parties”), on the terms and subject to the limitations set forth in this Agreement, to indemnify and hold harmless the Stockholder (and each of his successors, assigns and Representatives), in each case in his capacity as a holder of shares of capital stock of the Company and, with respect to Company Transaction Litigation (as defined below), as a director and/or officer of the Company (each in such capacity, an “Indemnified Party”), from and against any and all Losses (as defined below) incurred in connection with, arising out of or resulting from any claims, demands, actions, proceedings or investigations (each, an “Action” and collectively, “Actions”) arising out of (i) this Agreement or the performance of such Indemnified Party hereunder or any Actions relating to the Merger Agreement and the transactions contemplated thereby (including any Actions brought by any of the stockholders, directors, officers or employees of the Company or Parent) or (ii) any Actions brought by or on behalf of any stockholder of the Company (and any resolution thereof) relating to the Merger or any of the other transactions contemplated by the Merger Agreement that is brought against the Company and/or any of its directors and/or officers (in their capacities as such), whether brought before or after the Effective Time (any such litigation pursuant to this clause (ii), “Company Transaction Litigation”). For purposes of this Section 10, “Losses” means any loss (including disgorgement of consideration), liability, cost, damage or expense (including, without duplication, reasonable fees and expenses of counsel, accountants, consultants and other experts) related to an Action for which an Indemnified Party is entitled to indemnification pursuant to this Agreement; provided, however, that any diminution in value of Common Shares or Parent Shares shall not constitute a Loss.
(b)   Notwithstanding anything herein to the contrary, the Indemnifying Party will not be obligated to provide indemnity hereunder to an Indemnified Party with respect to any Losses which (i) result from such Indemnified Party’s fraud (as defined herein), bad faith, Willful Breach or gross negligence or (ii) result from any breach of any representation and warranty of such Indemnified Party contained in this Agreement or any breach of any covenant or agreement made or to be performed by such Indemnified Party under this Agreement.
(c)   The Indemnifying Party will indemnify each Indemnified Party pursuant to this Section 10 regardless of whether such Losses are incurred prior to or after the Effective Time. The indemnification provided pursuant to this Section 10 is in addition to, and not in derogation of, any other rights an Indemnified Party may have under applicable Law, the Restated Company Certificate of Incorporation or the A&R Company Bylaws, or pursuant to any contract, agreement or arrangement (including, for the avoidance of doubt, under the Merger Agreement); provided, however, that Losses will not be duplicated. If an Indemnified Party receives an indemnification payment pursuant to this Agreement and later receives insurance proceeds or other third-party recovery proceeds in respect of the related Losses, then the Indemnified Party shall promptly remit to the Indemnifying Party, amounts equal to the lesser of (i) the amount of such insurance proceeds or other third-party recovery proceeds, if any, and (ii) the amount of the indemnification payment previously paid by or on behalf of the Indemnifying Party with respect to such Losses.
(d)   Promptly after the receipt by an Indemnified Party of notice with respect to any Action that is or may be subject to indemnification hereunder (each, an “Indemnifiable Claim”) (and in no event more than ten (10) Business Days after such event), such Indemnified Party shall give written notice thereof to the Indemnifying Party, which notice will include, to the extent known, the basis for such Indemnifiable Claim and copies of any pleadings or written demands relating to such Indemnifiable Claim and, promptly following request therefor, shall provide any additional information in respect thereof that the Indemnifying Party may reasonably request; provided, that (i) any delay in giving or failure to give such notice will not affect the obligations of the Indemnifying Party hereunder except to the extent the Indemnifying Party is actually prejudiced as a result of such delay in or failure to notify, and (ii) no such notice shall be required to be given to the Indemnifying Party to the extent that the Indemnifying Party or any of its respective (x) Affiliates is a party to any such Indemnifiable Claim or (y) has received notice pursuant to Section 6.10 of the Merger Agreement to the extent applicable to such Indemnifiable Claim.
(e)   Subject to Section 10(f) and Section 10(g), the Indemnifying Party shall be entitled to exercise full control of the defense, compromise or settlement of any Indemnifiable Claim in respect of an Action commenced or made by a Person who is not a party to this Agreement or an Affiliate of a party to this Agreement, including any Company Transaction Litigation (a “Third Party Indemnifiable Claim”), so long as, within ten (10) Business Days after the receipt of notice of such Third Party Indemnifiable Claim from the Indemnified Party (pursuant to Section 10(d)), the Indemnifying Party: (i) delivers a written confirmation to such Indemnified Party that the indemnification provisions of Section 10 are applicable, subject only to the limitations set forth in this Agreement, to such Third Party Indemnifiable

Claim and that the Indemnifying Party will indemnify such Indemnified Party in respect of such Third Party Indemnifiable Claim to the extent required by this Section 10 and (ii) notifies such Indemnified Party in writing that the Indemnifying Party will assume the control of the defense thereof. Following notification to such Indemnified Party of the assumption of the defense of such Third Party Indemnifiable Claim, the Indemnifying Party shall retain legal counsel reasonably satisfactory to such Indemnified Party to conduct the defense of such Third Party Indemnifiable Claim. If the Indemnifying Party so assumes the defense of any such Third Party Indemnifiable Claim in accordance herewith, subject to the provisions of subsections (d) through (f) of this Section 10, (A) the Indemnifying Party shall be entitled to exercise full control of the defense, compromise or settlement of such Third Party Indemnifiable Claim and such Indemnified Party shall cooperate (subject to the Indemnifying Party’s agreement to reimburse such Indemnified Party for all documented reasonable out-of-pocket expenses incurred by such Indemnified Party in connection with such cooperation) with the Indemnifying Party in any manner that the Indemnifying Party reasonably may request in connection with the defense, compromise or settlement thereof (subject to the last sentence of this Section 10(e)) and (B) such Indemnified Party shall have the right to employ separate counsel selected by such Indemnified Party and to participate in (but not control) the defense, compromise or settlement thereof and the Indemnifying Party shall pay the reasonable fees and expenses of one such separate counsel, and, if reasonably necessary, one local counsel. No Indemnified Party shall settle or compromise or consent to entry of any judgment with respect to any such Action (or part thereof) for which it is entitled to indemnification and to which the Indemnifying Party has provided the written confirmation specified in clause (i) above without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, delayed or conditioned). Without the prior written consent of each of the Indemnified Parties who are named in the Action subject to the Third Party Indemnifiable Claim (which consent shall not be unreasonably withheld, delayed or conditioned), the Indemnifying Party will not settle or compromise or consent to the entry of judgment with respect to any Indemnifiable Claim (or part thereof) unless such settlement, compromise or consent (x) includes an unconditional release of such Indemnified Parties, (y) does not include any admission of wrongdoing on the part of such Indemnified Parties and (z) does not enjoin or restrict in any way the future actions or conduct of such Indemnified Parties (other than in a manner consistent with the terms of the subject instruments or pursuant to customary confidentiality obligations).
(f)   Notwithstanding Section 10(e), an Indemnified Party, at the expense of the Indemnifying Party (it being understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate counsel (in addition to one local counsel in each applicable jurisdiction) representing the Indemnified Party), shall, subject to the last sentence of this Section 10(f), be entitled to separately control the defense, compromise or settlement of any Third Party Indemnifiable Claim (i) as to such Indemnified Party if the Indemnified Party with the opinion of external counsel shall have reasonably concluded that there exists any actual conflict of interest relating to the defense of such Action between the Indemnified Party and the Indemnifying Party, (ii) as to which the Indemnifying Party has previously assumed control in the event the Indemnifying Party is not diligently pursuing such defense, or (iii) if the Indemnifying Party has not assumed the defense thereof in accordance with Section 10(e). No Indemnified Party shall settle or compromise or consent to entry of any judgment with respect to any Action with respect to which it controls the defense thereof pursuant to this Section 10(f) and for which it is entitled to indemnification without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.
(g)   In all instances under this Section 10 where the Indemnifying Party has agreed to pay the fees, costs and expenses of the Indemnified Parties, such fees, costs and expenses shall be reasonable. The parties agree to cooperate and coordinate in connection with the defense, compromise or settlement of any Indemnifiable Claims.
(h)   In addition to (but without duplication of) the Indemnified Party’s right to indemnification as set forth in this Section 10, if so requested by an Indemnified Party, the Indemnifying Party shall also advance to such Indemnified Party (within ten (10) Business Days of such request) any and all documented reasonable out-of-pocket fees, costs and expenses incurred by an Indemnified Party in accordance with this Section 10 in connection with investigating, defending, being a witness in or participating in (including any appeal), or preparing to defend, be a witness in or participate in, any

Indemnifiable Claim (other than an Indemnifiable Claim initiated by the Indemnified Party or in which Parent or the Company alleges a breach by the Indemnified Party of any representation and warranty of such Indemnified Party contained in this Agreement or any breach of any covenant or agreement made or to be performed by such Indemnified Party under this Agreement), including, without duplication, reasonable fees and expenses of legal counsel, accountants, consultants and other experts (“Expense Advances”).
(i)   The Stockholder agrees that he will repay Expense Advances made to him (or paid on his behalf) by the Indemnifying Party pursuant to this Section 10 if it is ultimately finally determined by a court of competent jurisdiction that he is not entitled to be indemnified pursuant to this Section 10.
11.   Entire Agreement.   This Agreement (including the schedules hereto) and the Merger Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party to this Agreement any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Parent acknowledges and agrees that, except as expressly provided herein, nothing in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares.
12.   Assignment.   Except as provided in Section 5 of this Agreement, neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Any attempted assignment in violation of this Section 12 shall be null and void ab initio. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns and, in the event of the Stockholder’s death, the Stockholder’s heirs, executors, administrators, testamentary trustees, legatees or beneficiaries.
13.   Director/Officer.   Notwithstanding anything to the contrary contained in this Agreement, the Stockholder is entering into this Agreement solely in his capacity as a beneficial owner of his Shares, and nothing herein is intended to or shall limit, affect or restrict any director or officer of the Company or any of its Subsidiaries solely in his or her capacity as a director or officer of Parent, the Company or any of their respective Subsidiaries (including voting on matters put to such board or any committee thereof, influencing officers, employees, agents, management or the other directors of Parent, the Company or any of their respective Subsidiaries and taking or failing to take any action or making any statement at any meeting of such board or any committee thereof), in each case solely in his or her capacity as a director or officer of Parent, the Company or any of their respective Subsidiaries in the exercise of his or her fiduciary duties as a director or officer of Parent, the Company or any of their respective Subsidiaries.
14.   Further Assurances.   Each party hereto agrees, from time to time, at the reasonable request of any other party hereto and without further consideration, to execute and deliver such additional consents, documents and other instruments and to take such further actions as are reasonably requested to effectuate the matters covered by this Agreement.
15.   Remedies/Specific Enforcement.   Each of the parties hereto agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms and that the other parties would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with its specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in the event of any breach or threatened breach by any party hereto of any covenant or obligation contained in this Agreement, in addition to any other remedy to which the other parties may be entitled (whether at law or in equity), the other parties shall be entitled to injunctive relief to prevent breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions hereof, and each party hereto hereby waives any defense in any action for specific performance or an injunction or other equitable relief, that a remedy at law would be adequate. Each party hereto further agrees that no party or any other person or entity shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this paragraph, and each party hereto irrevocably waives any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

16.   Governing Law; Jurisdiction; Venue.   This Agreement shall be deemed made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Delaware without regard to the conflict or choice of law principles thereof. Any action, suit, arbitration or proceeding by or before any Governmental Entity (each, an “Action”) seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or any of the transactions contemplated hereby, will be brought exclusively in the Court of Chancery of the State of Delaware (the “Delaware Chancery Court”) or, if the Delaware Chancery Court does not have subject matter jurisdiction, any state or federal courts located in the State of Delaware (and in each case, any appellate courts therefrom). Each of the parties hereto (a) irrevocably and unconditionally submits and consents to the personal jurisdiction in any such Action brought in any such court (and of the appropriate appellate courts therefrom), (b) irrevocably agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such courts, (c) irrevocably agrees that all claims in respect of such Action may be heard and determined in any such courts (and the appropriate appellate courts therefrom) and agrees not to bring any Action arising out of or relating to this Agreement or any of the transactions contemplated hereby in any courts other than the Delaware Chancery Court or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, (d) irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such Action in any such court (and the appropriate appellate courts therefrom) or that such Action was brought in an inconvenient forum and agrees not to plead or claim the same and (e) consents to service being made through the notice procedures set forth in Section 17. Each of the Company, Parent and the Stockholder hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 17 shall be effective service of process for any Action in connection with this Agreement or the transactions contemplated hereby.
17.   Notice.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given (a) on the date of delivery if delivered personally or sent via e-mail (without any “bounceback” or other notice of nondelivery) or (b) on the first (1st) Business Day following the date of dispatch if sent by a nationally recognized overnight courier (providing proof of delivery), in each case to the parties hereto at the following addresses (or at such other address for a party as shall be specified by like notice):
If to Parent:
Tripadvisor, Inc.
400 1st Avenue
Needham, MA 02494
Attention: Seth J. Kalvert
E-Mail: [Separately provided]
with a copy to (which shall not constitute notice):
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Michael J. Aiello; Matthew J. Gilroy
E-Mail: michael.aiello@weil.com; matthew.gilroy@weil.com
If to the Company:
Liberty TripAdvisor Holdings, Inc.
12300 Liberty Boulevard
Englewood, CO 80112
Attention: Chief Legal Officer
E-Mail: [Separately provided]
with a copy to (which shall not constitute notice):
O’Melveny & Myers L.L.P.
Two Embarcadero Center, 28th Floor

San Francisco, CA 94111
Attention: C. Brophy Christensen
Noah Kornblith
E-mail: bchristensen@omm.com
nkornblith@omm.com
If to the Stockholder:
Gregory B. Maffei
c/o Liberty Media Corporation
12300 Liberty Boulevard
Englewood, CO 80112
E-Mail: [Separately provided]
With a copy (which shall not constitute notice) to:
Sherman & Howard L.L.C.
675 Fifteenth Street
Suite 2300
Denver, CO 80202
Attention: Jeffrey R. Kesselman
E-Mail: jkesselman@shermanhoward.com
or such other address, email address or facsimile number as such party may hereafter specify by like notice to the other parties hereto.
18.   Severability.   Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision will be interpreted so as reasonably to effect the intent of the parties hereto. Upon such determination that any term or other provision is invalid, illegal, void or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.
19.   Amendments; Waivers.   Any provision of this Agreement may be modified, amended or waived if, and only if, such modification, amendment or waiver is in writing and signed (a) in the case of an amendment, by Parent, the Company and the Stockholder, and (b) in the case of a waiver, by the party against whom the waiver is to be effective, subject in each case to any approvals that may be required from the Special Committee or pursuant to the organizational documents of Parent. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
20.   Waiver of Jury Trial.   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO HEREBY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER

VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 20.
21.   Counterparts.   The parties may execute this Agreement in one or more counterparts, including by facsimile or other electronic signature. All the counterparts will be construed together and will constitute one Agreement. The exchange of copies of this Agreement and of signature pages by facsimile or e-mail shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or e-mail shall be deemed to be their original signatures for all purposes.
22.   Actions by Parent.   Actions taken under this Agreement on behalf of Parent will be taken only with the approval of the Special Committee (if such committee is in existence at the time such action is to be taken).
23.   Interpretation.   When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. When this Agreement contemplates a certain number of securities, as of a particular date, such number of securities shall be deemed to be appropriately adjusted to account for stock splits, dividends, recapitalizations, combinations of shares or other changes affecting such securities.
24.   Expenses.   The Company shall pay the reasonable out-of-pocket costs and expenses incurred by the Stockholder in connection with the preparation, negotiation, execution and delivery of this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby (including the Proxy Statement or any other filing with any Governmental Entity, including, if applicable, a filing or filings pursuant to the HSR Act, made in connection with the Merger), including the reasonable fees, charges and disbursements of advisors, representatives and counsel for the Stockholder in connection therewith (the “Voting Agreement Fees”), and any required filing fee in connection with the filings made on behalf of the Stockholder described in this Agreement and the Merger Agreement; provided, however, that the amount of costs and expenses the Company shall pay in the aggregate for the Voting Agreement Fees shall not exceed $200,000, which such cap shall exclude any and all filing fees payable under the HSR Act. Except as otherwise provided herein, all costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, whether or not consummated, shall be paid by the party incurring such cost or expense.
25.   No Additional Representations.   Except for the representations and warranties expressly made in this Agreement, each party hereto hereby agrees that no other party hereto makes, and each party hereto disclaims any reliance upon, any express or implied representation or warranty whatsoever with respect to the matters set forth in this Agreement.
[Signature pages follow]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties and is effective as of the date first set forth above.
/s/ Gregory B. Maffei Gregory B. Maffei
[Signature Page to Voting Agreement]

Tripadvisor, Inc.
By: /s/ Michael Noonan Name: Michael Noonan Title: Chief Financial Officer
Liberty TripAdvisor Holdings, Inc.
By: /s/ Renee L. Wilm Name: Renee L. Wilm Title: Chief Legal Officer and Chief Administrative Officer
[Signature Page to Voting Agreement]

SCHEDULE A
Stockholder Information
Stockholder	Series A Common Stock	Series B Common Stock
Gregory B. Maffei	0	5,270,440(1)

(1)
Includes beneficial ownership of 599,222 LTRPB shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after the date of this Agreement.

E-A-1

Annex F
EXECUTION VERSION
VOTING AGREEMENT
This Voting Agreement (this “Agreement”), dated as of December 18, 2024, is entered into by and among Tripadvisor, Inc., a Delaware corporation (“Parent”), Liberty TripAdvisor Holdings, Inc., a Delaware corporation (the “Company”), and the undersigned stockholder of the Company (the “Stockholder”).
WHEREAS, subject to the terms and conditions of the Agreement and Plan of Merger (as the same may be amended, supplemented or modified, the “Merger Agreement”), dated as of the date hereof, among Parent, Telluride Merger Sub Corp., a Delaware corporation and an indirect wholly owned Subsidiary of Parent (“Merger Sub”), and the Company, among other transactions contemplated by the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly owned Subsidiary of Parent, and immediately thereafter the Company will be merged with and into ParentSub LLC (the “ParentSub LLC Merger”), with ParentSub LLC surviving the ParentSub LLC Merger as a direct wholly owned Subsidiary of Parent;
WHEREAS, as of the date of this Agreement, the Stockholder owns beneficially (references herein to “beneficial owner,” “beneficial ownership” and “owns beneficially” shall have the meanings assigned to such terms under Rule 13d-3, Rule 13d-4 and Rule 13d-5 promulgated under the Exchange Act), or of record, and, with respect to the Merger and the other transactions contemplated by the Merger Agreement, has the power to vote or direct the voting of, all of the Series A Preferred Shares listed on Schedule A hereto (all such shares, the “Existing Shares”); and
WHEREAS, as a condition and inducement for Parent and the Company to enter into the Merger Agreement, Parent and the Company have required that the Stockholder, in its capacity as a stockholder of the Company, enter into this Agreement, and the Stockholder has agreed to enter into this Agreement.
NOW THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:
1.   Definitions.   Capitalized terms not defined in this Agreement have the meaning assigned to those terms in the Merger Agreement.
2.   Effectiveness; Termination.   This Agreement shall be effective upon signing. This Agreement shall automatically terminate upon the earliest to occur (the “Expiration Date”) of (a) such date and time as the Merger Agreement shall have been validly terminated in accordance with Article VIII thereof, (b) the Effective Time and (c) the written agreement of Parent, the Company and the Stockholder to terminate this Agreement, and, upon such termination, each of the parties to this Agreement shall be relieved of its duties and obligations arising under this Agreement after the effective date of such termination and such termination shall be without liability to any of the parties hereto; provided, that (x) this Section 2 and Sections 9 through 26 of this Agreement shall survive any such termination for the applicable statute of limitations, except as otherwise expressly provided herein, and (y) such termination shall not relieve any party of any liability or damages resulting from (1) fraud or (2) Willful Breach by such party prior to termination, in each case, as determined by a court of competent jurisdiction pursuant to a final and nonappealable judgment. For purposes of this Agreement, (A) “fraud” means intentional and knowing common law fraud under Delaware law in the representations and warranties set forth in this Agreement and (B) “Willful Breach” means a material breach by a party of any of its obligations under this Agreement that is a consequence of an act or omission knowingly undertaken or omitted by the breaching party with the intent of causing a material breach of this Agreement.
3.   Voting Agreement.
(a)   From the date hereof until the Expiration Date (the “Support Period”), the Stockholder irrevocably and unconditionally hereby agrees that at any meeting (whether annual or special and each postponement, recess, adjournment or continuation thereof) of the stockholders of the Company, however called, and in connection with any written consent of the holders of Series A Preferred Shares requested by the Company, the Stockholder shall:
(i)
appear at such meeting or otherwise cause all of the Existing Shares and all other voting securities of the Company over which the Stockholder (A) has acquired beneficial or record ownership after the date hereof or (B) otherwise has the power to vote or direct the voting of (including any Series A Preferred Shares or other voting securities of the Company acquired by means of purchase, dividend or distribution, or the conversion of any convertible securities, or pursuant to any other derivative securities or otherwise over which the Stockholder has the power to vote) (together with the Existing Shares, collectively, the “Shares”), which the Stockholder owns or controls as of the applicable record date, to be counted as present thereat for purposes of calculating a quorum; and

(ii)
vote or cause to be voted (including by proxy or execution of a consent, as applicable) all such Shares (A) in favor of the adoption of the Company Charter Amendment, (B) in favor of any proposal to adjourn or postpone such meeting of the stockholders of the Company to a later date if such adjournment or postponement is proposed in compliance with the provisions of Section 6.4(a) of the Merger Agreement and (C) against any action, proposal, transaction, agreement or amendment of the Restated Company Certificate of Incorporation, in each case of this clause (C), for which the Stockholder has received prior notice from either Parent or the Company that it reasonably expects that such action, proposal, transaction, agreement or amendment would (x) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Stockholder contained in this Agreement, or (y) prevent, impede, interfere with, delay, postpone, or adversely affect the consummation of the transactions contemplated by the Merger Agreement, including the Merger.

(b)   For the avoidance of doubt, the foregoing commitments apply to any Shares held by any trust, limited partnership or other entity directly or indirectly holding Shares for which the Stockholder serves as a partner, stockholder, trustee or in a similar capacity so long as, and to the extent, the Stockholder exercises voting control over such Shares. To the extent the Stockholder does not have sole control of the voting determinations of such entity, the Stockholder agrees to exercise all voting rights or other voting determination rights the Stockholder has in such entity to carry out the intent and purposes of the Stockholder’s support and voting obligations in this paragraph and otherwise set forth in this Agreement.
(c)   The Stockholder represents, covenants and agrees that, (i) except for this Agreement, the Stockholder has not entered into, and shall not enter into during the Support Period, any commitment, agreement, understanding or other similar arrangement with any person to vote or give instructions in any manner with respect to any Shares, including any voting agreement or voting trust, and (ii) except as expressly set forth herein, the Stockholder has not granted, and shall not grant during the Support Period, a proxy, consent or power of attorney with respect to any Shares. The Stockholder agrees not to enter into any agreement or commitment with any person the effect of which would violate, or frustrate the intent of, the provisions of this Agreement applicable to the Stockholder.
(d)   In furtherance and not in limitation of the foregoing, but only in the event and in each case that the Stockholder fails to be counted as present or fails to vote all of the Stockholder’s Shares in accordance with this Agreement, until the Expiration Date, the Stockholder hereby appoints Renee Wilm, for so long as she serves as Chief Legal Officer of the Company, or any other person acting as Chief Legal Officer of the Company and any designee thereof, and each of them individually, as the Stockholder’s proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent (and to instruct nominees or record holders to vote or act by written consent) during the Support Period with respect to any and all of the Stockholder’s Shares in accordance with this Section 3. This proxy and power of attorney are given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby agrees that this proxy and power of attorney granted by the Stockholder shall be irrevocable until the Expiration Date, shall be deemed to be coupled with an interest sufficient under applicable Law to support an irrevocable proxy and shall revoke any and all prior proxies granted by the Stockholder with respect to any Shares regarding the matters set forth in this Section 3. The power of attorney granted by the Stockholder herein is a durable power of attorney and shall survive the bankruptcy, death or incapacity of the Stockholder.
4.   Non-Solicitation.   The Stockholder hereby agrees, and agrees to cause its controlled Affiliates (which, for the avoidance of doubt, does not include the Company or Parent) and its and their Representatives not to, take any action which, were it taken by the Company or its Representatives, would violate Section 6.2(a) of the Merger Agreement, it being understood that any action in compliance with Section 6.2(a) of the Merger Agreement shall not be deemed a breach by the Stockholder of this Agreement.
5.   Transfer Restrictions Prior to the Merger.   The Stockholder hereby agrees that it will not, during the Support Period, without the prior written consent of Parent and the Company, other than pursuant to this Agreement or the Merger Agreement, directly or indirectly, offer for sale, sell, transfer, exchange, convert, assign, give, tender in any tender or exchange offer, pledge, encumber, hypothecate or otherwise dispose of (by merger, by testamentary disposition, by operation of Law or otherwise), either voluntarily or involuntarily, enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of, enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or other disposition of (by merger, by testamentary disposition, by operation of Law or otherwise) or otherwise convey or dispose of, any of the Shares, or any interest therein (including by merger, by testamentary disposition, by operation of Law or otherwise), including the right to vote any such Shares, as applicable (a “Transfer”). Notwithstanding anything contained herein, the Stockholder will be permitted to (a) effect a bona fide pledge of Series A Preferred Shares to any financial institution in connection with a bona fide financing transaction to the extent permitted by the Investment Agreement (a “Permitted Pledge”) (so long as such pledge does not prevent or otherwise restrict in any manner the Stockholder from voting such shares pursuant to the provisions of this Agreement prior to any default and foreclosure under the indebtedness underlying such pledge); provided, that it shall be a condition to any Permitted Pledge that the beneficiary of such Permitted Pledge shall agree in a signed writing reasonably satisfactory to Parent and the Company to become bound by and comply with (i) the provisions of this Agreement and (ii) the waivers and other provisions contained in Section 1 and in Section 2 of that certain Side Letter Agreement, dated as of the date hereof, by and among Parent, the Stockholder and the Company (the “Letter Agreement”), in each case of these clauses (i) and (ii), if such beneficiary of such Permitted Pledge forecloses on or otherwise acquires title to the Series A Preferred Shares so pledged, and (b) with respect to any Shares the Stockholder beneficially owns, grant a proxy to the record holder of such Shares to vote in accordance with Section 3.
6.   Appraisal Rights.   The Stockholder hereby waives, and agrees not to exercise or assert, if applicable pursuant to Section 3.3 of the Merger Agreement, any appraisal rights under Section 262 of the DGCL in connection with the Merger.
7.   Representations of the Stockholder.   The Stockholder represents and warrants to Parent and the Company as follows: (a) the Stockholder has full legal right, capacity and authority to execute and deliver this Agreement, to perform the Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby; (b) this Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and legally binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, and no other action is necessary to authorize the execution and delivery of this Agreement by the Stockholder or the performance of the Stockholder’s obligations hereunder; (c) the execution and delivery of this Agreement by the Stockholder do not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any Law applicable to such Stockholder or result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Shares pursuant to, any agreement or other instrument or obligation binding upon the Stockholder or any of the Shares, nor require any authorization, consent or approval of, or filing with, any Governmental Entity other than pursuant to the Exchange Act, the Securities Act and, if applicable, the HSR Act; (d) subject to the Permitted Pledges, the Stockholder owns beneficially, and has the power to vote or direct the voting of, the Stockholder’s Shares, including the Existing Shares, a complete and accurate schedule of which as of the date hereof is set forth opposite the Stockholder’s name on Schedule A; (e) the

Stockholder owns beneficially the Stockholder’s Shares, including the Existing Shares, free and clear of any proxy, voting restriction, adverse claim or other Lien (other than any Permitted Pledge and any restrictions created by the Transaction Documents or under applicable federal or state securities Laws); and (f) immediately after the Merger and ParentSub LLC Merger, the Stockholder will own, actually and constructively, for purposes of Section 302 of the Code, a number of shares of Parent Shares that is less than 80% of the number of shares of Parent Shares that the Stockholder owned (actually and constructively, for such purposes) immediately before the Merger; and (g) the Stockholder, its managing member or their advisers has read and is familiar with the terms of the Merger Agreement and the other Transaction Documents, and the Stockholder understands and acknowledges that the Company and Parent are entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.
8.   Representations of Parent and the Company.
(a)   Except as disclosed in any Parent Reports filed with the SEC on or after the Applicable Date and prior to the date of this Agreement (excluding any disclosures (other than statements of historical fact) contained in any “Forward-Looking Statements” and “Risk Factors” sections of such Parent Reports and any other disclosures included or referenced in any such Parent Reports that are cautionary, predictive or forward looking in nature), Parent hereby represents and warrants to the Stockholder as follows:
(i)
Parent has full legal right, capacity and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(ii)
This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and legally binding agreement of Parent, enforceable against Parent in accordance with its terms, and no other action is necessary to authorize the execution and delivery of this Agreement by Parent or the performance of its obligations hereunder.

(iii)
The execution and delivery of this Agreement by Parent do not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any Law applicable to Parent or result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property of Parent pursuant to, any agreement or other instrument or obligation binding upon Parent or any of its property, nor require any authorization, consent or approval of, or filing with, any Governmental Entity other than pursuant to the Exchange Act, the Securities Act or, if applicable, the HSR Act.

(iv)
Except as would not reasonably be expected to have a Parent Material Adverse Effect, as of the date of this Agreement and as of the Closing Date:

A.
Parent has filed or furnished, as applicable, on a timely basis, all Parent Reports. Each of the Parent Reports, at the time of its filing or being furnished, complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002, and any rules and regulations promulgated thereunder applicable to the Parent Reports. As of their respective filing dates (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), the Parent Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to information supplied by or on behalf of Parent or its Subsidiaries for inclusion or incorporation by reference in any of the Parent Reports.

B.
Parent is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of NASDAQ.

C.
Parent maintains disclosure controls and procedures (as defined in Rule 13a-15(e) or 15d-15(e) under the Exchange Act) that are sufficient to provide reasonable assurance that material information required to be disclosed by Parent in its filings with the SEC under the Exchange Act is recorded and reported on a timely basis to the individuals responsible for the preparation of Parent’s filings with the SEC under the Exchange Act. Parent maintains internal controls over financial reporting (as defined in Rule 13a-15(f) or 15d-15(f), as applicable, under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Since the Applicable Date, to the Knowledge of Parent, Parent has not received any notification of (i) any “significant deficiencies” or “material weaknesses” in the design or operation of its internal controls over financial reporting, (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal control over financial reporting or (iii) any complaints regarding a material violation of accounting procedures, internal accounting controls or auditing matters relating to the period since the Applicable Date, including from employees of Parent or its Subsidiaries regarding questionable accounting, auditing or legal compliance matters, in each case that would be reasonably expected to adversely affect Parent’s ability to record, process, summarize and report financial information. Each of the consolidated balance sheets included in or incorporated by reference into the Parent Reports (including the related notes and schedules) fairly presents, in each case, in all material respects, the consolidated financial position of Parent and its Subsidiaries, as of the date of such balance sheet, and each of the consolidated statements of income, cash flows and changes in stockholders’ equity (deficit) included in or incorporated by reference into the Parent Reports (including any related notes and schedules) fairly presents, in each case, in all material respects, the results of operations, retained earnings (loss) and changes in financial position, as the case may be, of Parent and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that are not or will not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein or in the notes thereto.

D.
There are no obligations or liabilities of Parent or its Subsidiaries, whether or not accrued, whether known or unknown, on-or off-balance sheet, contingent, absolute or otherwise other than (i) liabilities or obligations disclosed, reflected, reserved against or otherwise provided for in the Parent Balance Sheet, (ii) liabilities or obligations incurred in the ordinary course of business (none of which is a liability for breach of contract, breach of warranty, tort, infringement, violation of Law, or that relates to any cause of action, claim or lawsuit) since September 30, 2024, (iii) liabilities or obligations arising out of the Merger Agreement or the transactions contemplated thereby, (iv) liabilities or obligations that would not be required to be reflected or reserved against in the Parent Balance Sheet under GAAP or (v) liabilities or obligations that have not had and would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(v)
Since January 1, 2024 and through the Closing Date, there has not been any change, event, occurrence, condition, effect, circumstance or development, which has had, or would, individually or in the aggregate, reasonably be expected to have, a Parent Material Adverse Effect.

(vi)
Except as would not reasonably be expected to have a Parent Material Adverse Effect, since January 1, 2024 and through the date of this Agreement, other than with respect to the negotiation and execution of the Merger Agreement and the consummation of the transactions contemplated thereby, Parent and its Subsidiaries have conducted their respective businesses in the ordinary course of such businesses in all material respects.

(b)     The Company represents and warrants to the Stockholder as follows: (i) the Company has full legal right, capacity and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby; (ii) this Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, and no other action is necessary to authorize the execution and delivery of this Agreement by the Company or the performance of its obligations hereunder; and (iii) the execution and delivery of this Agreement by the Company do not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any Law applicable to the Company or result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property of the Company pursuant to, any agreement or other instrument or obligation binding upon the Company or any of its property, nor require any authorization, consent or approval of, or filing with, any Governmental Entity other than pursuant to the Exchange Act, the Securities Act or, if applicable, the HSR Act.
9.   Publicity.   The Stockholder hereby authorizes Parent and the Company to publish and disclose in any documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or the Company determines to be necessary or desirable in connection with this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby (including in the Proxy Statement or any other filing with any Governmental Entity made in connection with the Merger) the Stockholder’s identity and ownership of the Shares, this Agreement and the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement and such other information required in connection with such disclosure. The Stockholder agrees to notify Parent and the Company as promptly as practicable of any inaccuracies or omissions in any information relating to the Stockholder that is so published or disclosed. The Stockholder shall not be permitted to make any public statement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of the Company and Parent; provided, that the foregoing shall not restrict the Stockholder from making any disclosure or other public statement (a) required to be made by the Stockholder under applicable Law, so long as the Stockholder provides the Company and Parent with reasonable prior written notice (including reasonable opportunity to review and comment) of such disclosure or (b) in connection with any Action by the Company against the Stockholder seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement, the Merger Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby.
10.   Entire Agreement.   This Agreement (including the schedules hereto), the Merger Agreement and the Letter Agreement, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party to this Agreement any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Parent acknowledges and agrees that, except as expressly provided herein, nothing in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares.
11.   Intended Tax Treatment.   The parties agree that, for U.S. federal income (and applicable state and local) tax purposes, the Series A Preferred Share Cash Merger Consideration shall not be subject to treatment as a dividend pursuant to Section 356(a)(2) of the Code or otherwise treated as a distribution under Section 301(c)(1) of the Code. The parties hereto agree not to take any position that is inconsistent with the foregoing on any Tax Return, in any Tax audit or for any other applicable Tax purposes, except to the extent otherwise required pursuant to a “determination” within the meaning of Section 1313(a)(1) of the Code.
12.   Assignment.   Except as provided in Section 5 of this Agreement, neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Any attempted assignment in violation of this Section 12 shall be null and void ab initio. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

13.   Amendment, Waiver, Modification of Merger Agreement.   The Merger Agreement and any agreements contemplated thereby may not be amended and no provision thereof waived or modified without the prior written consent of the Stockholder, if such amendment, waiver or modification (a) is material and adverse to the Stockholder or (b) has an adverse effect on the amount or form of consideration to be received by the Stockholder in the Merger.
14.   Further Assurances.   Each party hereto agrees, from time to time, at the reasonable request of any other party hereto and without further consideration, to execute and deliver such additional consents, documents and other instruments and to take such further actions as are reasonably requested to effectuate the matters covered by this Agreement.
15.   Remedies/Specific Enforcement.   Each of the parties hereto agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms and that the other parties would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with its specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in the event of any breach or threatened breach by any party hereto of any covenant or obligation contained in this Agreement, in addition to any other remedy to which the other parties may be entitled (whether at law or in equity), the other parties shall be entitled to injunctive relief to prevent breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions hereof, and each party hereto hereby waives any defense in any action for specific performance or an injunction or other equitable relief, that a remedy at law would be adequate. Each party hereto further agrees that no party or any other person or entity shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this paragraph, and each party hereto irrevocably waives any right to require the obtaining, furnishing or posting of any such bond or similar instrument.
16.   Governing Law; Jurisdiction; Venue.   This Agreement shall be deemed made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Delaware without regard to the conflict or choice of law principles thereof. Any action, suit, arbitration, claim or proceeding by or before any Governmental Entity (each, an “Action”) seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or any of the transactions contemplated hereby, will be brought exclusively in the Court of Chancery of the State of Delaware (the “Delaware Chancery Court”) or, if the Delaware Chancery Court does not have subject matter jurisdiction, any state or federal courts located in the State of Delaware (and in each case, any appellate courts therefrom). Each of the parties hereto (a) irrevocably and unconditionally submits and consents to the personal jurisdiction in any such Action brought in any such court (and of the appropriate appellate courts therefrom), (b) irrevocably agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such courts, (c) irrevocably agrees that all claims in respect of such Action may be heard and determined in any such courts (and the appropriate appellate courts therefrom) and agrees not to bring any Action arising out of or relating to this Agreement or any of the transactions contemplated hereby in any courts other than the Delaware Chancery Court or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, (d) irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such Action in any such court (and the appropriate appellate courts therefrom) or that such Action was brought in an inconvenient forum and agrees not to plead or claim the same and (e) consents to service being made through the notice procedures set forth in Section 17. Each of the Company, Parent and the Stockholder hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 17 shall be effective service of process for any Action in connection with this Agreement or the transactions contemplated hereby.
17.   Notice.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given (a) on the date of delivery if delivered personally or sent via e-mail (without any “bounceback” or other notice of nondelivery) or (b) on the first (1st) Business Day following the date of dispatch if sent by a nationally recognized overnight courier (providing proof of delivery), in each case to the parties hereto at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Parent:
Tripadvisor, Inc.
400 1st Avenue
Needham, MA 02494
Attention: Seth Kalvert
E-Mail: [Separately provided]
with a copy to (which shall not constitute notice):
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Michael J. Aiello; Matthew J. Gilroy
E-Mail: michael.aiello@weil.com; matthew.gilroy@weil.com
If to the Company:
Liberty TripAdvisor Holdings, Inc.
12300 Liberty Boulevard
Englewood, CO 80112
Attention: Chief Legal Officer
E-Mail: [Separately provided]
with a copy to (which shall not constitute notice):
O’Melveny & Myers L.L.P.
Two Embarcadero Center, 28th Floor
San Francisco, CA 94111
Attention: C. Brophy Christensen; Noah Kornblith
E-mail: bchristensen@omm.com; nkornblith@omm.com
If to the Stockholder:
Certares LTRIP LLC
c/o Certares Management LLC
350 Madison Avenue, 8th Floor
New York, NY 10017
Attention: Tom LaMacchia, Managing Director & General Counsel
E-Mail: [Separately provided]
With a copy (which shall not constitute notice) to:
Simpson Thacher and Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Attention: Anthony Vernace; Adam Cromie
E-Mail: avernace@stblaw.com; adam.cromie@stblaw.com
or such other address, email address or facsimile number as such party may hereafter specify by like notice to the other parties hereto.
18.   Severability.   Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision will be interpreted so as reasonably to effect the intent of the parties hereto. Upon such determination that any term or other provision is invalid, illegal, void or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.
19.   Amendments; Waivers.   Any provision of this Agreement may be modified, amended or waived if, and only if, such modification, amendment or waiver is in writing and signed (a) in the case of an amendment, by Parent, the Company and the Stockholder, and (b) in the case of a waiver, by the party against whom the waiver is to be effective, subject in each case to any approvals that may be required from the Special Committee or pursuant to the organizational documents of Parent. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
20.   Waiver of Jury Trial.   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE COMPANY (ON BEHALF OF ITSELF AND ITS SUBSIDIARIES) AND EACH OF THE OTHER PARTIES HERETO WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATED TO ANY OF ITS SUBSIDIARIES IN CONNECTION WITH THE MERGER AGREEMENT OR THE PERFORMANCE THEREOF OR THE TRANSACTIONS CONTEMPLATED THEREBY. EACH PARTY HERETO HEREBY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 20.
21.   Counterparts.   The parties may execute this Agreement in one or more counterparts, including by facsimile or other electronic signature. All the counterparts will be construed together and will constitute one Agreement. The exchange of copies of this Agreement and of signature pages by facsimile or e-mail shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or e-mail shall be deemed to be their original signatures for all purposes.
22.   Actions by Parent.   Actions taken under this Agreement on behalf of Parent will be taken only with the approval of the Special Committee (if such committee is in existence at the time such action is to be taken).
23.   Interpretation.   When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. When this Agreement contemplates a certain number of securities, as of a particular date, such number of securities shall be deemed to be appropriately adjusted to account for stock splits, dividends, recapitalizations, combinations of shares or other changes affecting such securities.
24.   Expenses.   In any action or suit at law or in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive reimbursement for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred in such action or suit. Except as otherwise provided herein, all costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, whether or not consummated, shall be paid by the party incurring such cost or expense.
25.   No Additional Representations.   Except for the representations and warranties expressly made in this Agreement, each party hereto hereby agrees that no other party hereto makes, and each party hereto disclaims any reliance upon, any express or implied representation or warranty whatsoever with respect to the matters set forth in this Agreement.
26.   Parent Shares.   For the avoidance of doubt, this Agreement and the covenants, agreements and obligations set forth herein shall not apply to and shall not affect or restrict in any manner the Stockholder’s ownership or voting of, or any rights appurtenant to, Parent Shares owned beneficially or of record, or otherwise controlled (including pursuant to any other derivative securities), by the Stockholder. For the avoidance of doubt, for purposes of this Section 26, Parent shall not be deemed to own beneficially or of record, or otherwise control, any Parent Shares owned by the Company.
[Signature pages follow]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties and is effective as of the date first set forth above.
Certares LTRIP LLC
By:
Certares Management LLC, its manager

By:
/s/ Tom LaMacchia

Name:
Tom LaMacchia

Title:
Managing Director & General Counsel

[Signature Page to Certares Voting Agreement]

TRIPADVISOR, INC.
By:
/s/ Michael Noonan

Name:
Michael Noonan

Title:
Chief Financial Officer

LIBERTY TRIPADVISOR HOLDINGS, INC.
By:
/s/Renee L. Wilm

Name:
Renee L. Wilm

Title:
Chief Legal Officer and Chief Administrative Officer

[Signature Page to Certares Voting Agreement]

SCHEDULE A
Stockholder Information
Stockholder	Series A Preferred Shares
Certares LTRIP LLC	187,414

A-F-1

Annex G
EXECUTION VERSION
Liberty TripAdvisor Holdings, Inc.
12300 Liberty Boulevard
Englewood, Colorado 80112
December 18, 2024
Certares LTRIP LLC
350 Madison Avenue, 8th Floor
New York, NY 10017
Re:   Waivers
Dear Ladies and Gentlemen:
Reference is made to that certain (a) Agreement and Plan of Merger, dated as of the date hereof (as may be amended from time to time, the “Merger Agreement”), by and among Tripadvisor, Inc., a Delaware corporation (“Parent”), Telluride Merger Sub Corp., a Delaware corporation and an indirect wholly owned Subsidiary of Parent (“Merger Sub”), and Liberty TripAdvisor Holdings, Inc., a Delaware corporation (the “Company”), pursuant to which, upon the terms and subject to the conditions set forth therein (i) Merger Sub will merge with and into the Company (the “Merger”, and the time at which the Merger shall become effective, the “Effective Time”), with the Company surviving the Merger, and (ii) immediately following the Merger, the Company, as the surviving corporation in the Merger and an indirect wholly owned Subsidiary of Parent, will merge with and into ParentSub LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of Parent (the “ParentSub LLC Merger”, and, together with the Merger, the “Combination”), with ParentSub LLC surviving the ParentSub LLC Merger, (b) Certificate of Designations of 8% Series A Cumulative Redeemable Preferred Stock of the Company, dated March 15, 2020, as amended (the “Certificate of Designations”) and (c) Investment Agreement, dated as of March 15, 2020, by and among the Company, Certares Holdings LLC, Certares Holdings (Blockable) LLC, Certares Holdings (Optional) LLC and Gregory B. Maffei, as amended and assigned (the “Investment Agreement”). Capitalized terms used and not defined herein have the meanings provided to such terms in the Merger Agreement.
In consideration of the covenants and agreements contained in this Side Letter (and those set forth in the Merger Agreement), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.   Waiver of Mandatory Redemption.   Effective immediately upon the execution of this letter agreement by the parties hereto (this “Side Letter”), pursuant to Section 16 of the Certificate of Designations, (i) each of Certares LTRIP LLC, a Delaware limited liability company (“Certares”), on behalf of itself, and any former, current or future equityholders, controlling persons, directors, officers, employees, agents or Affiliates or any former, current or future equityholder, controlling person, director, officer, employee, general or limited partner, member, manager, advisor, agent or Affiliate of any of the foregoing, and any of their respective successors or assigns (the “Certares Releasing Parties”), and the board of directors of the Company (through the execution of this Side Letter by an authorized officer of the Company) hereby waives, during the period beginning on the date of execution of this Side Letter by the parties hereto and ending on the Expiration Date (as defined below) (subject to the last sentence of Section 6 of this Side Letter) (the “Waiver Period”), (A) (1) the occurrence of the Mandatory Redemption Date and the Redemption Default (as such terms are defined in the Certificate of Designations), (2) the failure of the Company to effect the Mandatory Redemption (as such term is defined in the Certificate of Designations) of all or any portion of any shares of 8% Series A Cumulative Redeemable Preferred Stock (the “Preferred Stock”) contemplated by Section 5 of the Certificate of Designations, (3) the increase in the Applicable Rate to the Penalty Rate (as such terms are defined in the Certificate of Designations) contemplated by Section 3(d) of the Certificate of Designations, (4) the right to appoint the Series A Preferred Redemption Director (as defined in the

Certificate of Designations) to the board of directors of the Company (and any duly authorized committee thereof) and the corresponding increase in the total authorized number of directorships pursuant to Section 8 of the Certificate of Designations and (5) any other right or requirement under the Certificate of Designations requiring the Company to redeem, repurchase or otherwise acquire any of the shares of Preferred Stock, or otherwise take any other action in furtherance of any such redemption, repurchase or acquisition pursuant to the Certificate of Designations (including, without limitation, actions described in Section 5 of the Certificate of Designations) and (B) any and all notice, consent, approval or other rights that Certares possesses or may possess or may otherwise be entitled to in connection with any of the transactions contemplated by the Merger Agreement pursuant to Section 6 of the Certificate of Designations and the corresponding obligations on the part of the Company to provide any such notice or otherwise obtain such consent or approval thereunder (except with respect to Certares’ consent or affirmative vote with respect to the proposed amendment contemplated by the Certificate of Amendment pursuant to the Merger Agreement), (ii) Certares, on behalf of itself and the other Certares Releasing Parties, hereby fully and forever releases any and all claims, rights, actions and causes of action, arbitration or suit of any kind, or other legal, equitable or other proceeding, whether known or unknown to the fullest extent the law allows, that any Certares Releasing Party has ever had, now has or hereafter can, shall or may have against (A) the Company and any of its former, current or future equityholders, controlling persons, directors, officers, employees, agents or Affiliates or any former, current or future equityholder, controlling person, director, officer, employee, general or limited partner, member, manager, advisor, agent or Affiliate of any of the foregoing, any of their respective successors and assigns (the “Company Released Parties”) that arise from or relate to the waiver contained in Section 1(i) and (B) Parent and any of its former, current or future equityholders (other than the Company), controlling persons, directors, officers, employees, agents or Affiliates or any former, current or future equityholder, controlling person, director, officer, employee, general or limited partner, member, manager, advisor, agent or Affiliate of any of the foregoing, any of their respective successors and assigns (the “Parent Released Parties”) that arise from or relate to the waiver contained in Section 1(i), and (iii) each of Certares, on behalf of itself and the other Certares Releasing Parties, and the board of directors of the Company (through the execution of this Side Letter by an authorized officer of the Company), hereby irrevocably waives any rights it has or may have during the Waiver Period to rescind, annul, cancel, modify, amend or otherwise change the terms of the waiver contained in Section 1(i); provided, however, that nothing herein shall limit or impair the right of Certares or any other Certares Releasing Party to receive the Series A Preferred Share Merger Consideration pursuant to and in accordance with the terms of the Merger Agreement and the Company Charter Amendment. For the avoidance of doubt, the parties hereto (a) acknowledge and confirm that any and all rights of Certares or any other Certares Releasing Party to exercise the Put Option under Section 5(g) of the Certificate of Designations was previously irrevocably waived pursuant to Section 6.2 of that certain Stock Repurchase Agreement, dated as of March 22, 2021, by and between the Company and Certares (the “Repurchase Agreement”), and that such waiver shall not be rescinded, annulled, cancelled, modified, amended or otherwise changed by the terms in this Side Letter and (b) acknowledge and agree that notwithstanding anything to the contrary set forth in the Certificate of Designations (including, without limitation, Section 5 thereof), by virtue of the waivers provided by Certares herein, during the Waiver Period, neither the Company nor Parent shall be required to (x) redeem, repurchase or otherwise acquire any shares of Preferred Stock or otherwise take any action required under the Certificate of Designations in furtherance of any such redemption, repurchase or acquisition (including, without limitation, pursuant to Section 5 thereof) or that would have otherwise been required as a result of the occurrence of the Mandatory Redemption Date or the Redemption Default (including, without limitation, pursuant to Section 3 or Section 8 of the Certificate of Designations) or (y) provide any notice, or obtain the consent or affirmative vote of Certares, in connection with any of the transactions contemplated by the Merger Agreement pursuant to Section 6 of the Certificate of Designations, except with respect to Certares’ consent or affirmative vote with respect to the proposed amendment contemplated by the Certificate of Amendment pursuant to the Merger Agreement.
2.   Waiver of Other Rights.   Effectively immediately upon the execution of this Side Letter by the parties hereto, Certares, on behalf of itself and each other Certares Releasing Party, hereby (i) waives, during the Waiver Period, all notice, consent, approval, consultation or other rights that Certares holds or may hold pursuant to Section 6.1(b) of the Registration Rights Agreement, dated as of March 26, 2020, by and between the Company and Certares (as amended from time to time, the “Registration Rights Agreement”) and Sections 4.5(ii), 4.5(iii), 4.5(iv), 4.5(v), 4.5(vii), 4.5(viii) (solely with respect to the Parent Loan Facility), 4.5(ix) (to the extent relating to actions otherwise described herein), 4.6(b)(4), 4.9, 4.10, 4.11 and 4.12 of the Investment Agreement, in each case, with respect to the Merger Agreement and the transactions contemplated thereby (including, without limitation, the Merger, the Forward Contract transactions and the Parent Loan Facility transactions) and with respect to the Company Stockholders Meeting, (ii) fully and forever releases any and all claims, rights, actions and causes of action, arbitration or suit of any kind, or other legal, equitable or other proceeding, whether known or unknown to the fullest extent the law allows, that any Certares Releasing Party has ever had, now has or hereafter can, shall or may have against (A) the Company, (B) any of the Company Released Parties, (C) Parent and (D) any of the Parent Released Parties that arise from or relate to the waiver contained in Section 2(i) and (iii) irrevocably waives any rights it has or may have during the Waiver Period to rescind, annul, cancel, modify, amend or otherwise change the terms of the waiver contained in Section 2(i).
3.   Parent Loan Facility Acknowledgement and Agreement.   Certares, on behalf of itself and each other Certares Releasing Party, hereby (i) acknowledges that it has reviewed and understands the proposed terms of the Parent Loan Facility contemplated by the Merger Agreement, (ii) agrees that it is in the best interests of the Company to enter into the Parent Loan Facility contemplated by the Merger Agreement and (iii) consents to the Company’s negotiation, execution, delivery and performance of its obligations under the Parent Loan Facility in the manner consistent with the terms for the Parent Loan Facility set forth in the Merger Agreement notwithstanding anything in the Investment Agreement to the contrary.
4.   Investment Agreement and Registration Rights Agreement.   The Company and Certares each agree that effective upon the Effective Time (if it occurs), and notwithstanding Sections 5 and 6 of the Investment Agreement and Section 7.7 of the Registration Rights Agreement, each of the Investment Agreement and Registration Rights Agreement is terminated and will thereafter cease to be of any further force and effect, and, notwithstanding anything to the contrary contained therein, no party thereto will thereafter have any rights, claims or obligations thereunder.
5.   Transfers and Challenges.   Certares, on behalf of itself and each other Certares Releasing Party: (i) agrees and acknowledges that, in addition to the other restrictions on Transfer (as defined in the Voting Agreement (as defined below)) contained in the Voting Agreement, it shall be a condition to the Transfer of any shares of Preferred Stock that the transferee thereof shall agree to and become bound by the waiver and all of the other agreements contained in Sections 1 through 5 of this Side Letter and (ii) covenants and agrees that, during the Waiver Period, it will not initiate, join in or otherwise voluntarily support any claim, suit, action, arbitration or other legal, equitable or other proceeding seeking (directly or indirectly) to challenge the enforceability of, modify, invalidate, revoke, declare ineffective or otherwise set aside Sections 1 through 3 of this Side Letter, including the waiver and agreements contained in Sections 1 through 3 of this Side Letter.
6.   Term and Termination.   This Side Letter shall be effective upon the execution of this Side Letter by the parties hereto. This Side Letter shall automatically terminate upon the earlier to occur of (a) such date and time as the Merger Agreement shall have been validly terminated in accordance with Article VIII thereof and (b) the written agreement of Parent, the Company and Certares (the “Expiration Date”). Effective upon such termination and without any action of any party hereto, this Side Letter shall forthwith become null and void and of no further effect and the obligations and waivers of the parties under this Side Letter shall terminate, without any further liability or obligation of any party; provided, however, that (i) nothing contained in this Side Letter (including this sentence) will relieve any party from liability for any breach of any of its waivers, covenants or agreements set forth herein prior to such termination and (ii) notwithstanding anything to the contrary contained herein, the releases contained in Sections 1 and 2 as they relate to the Waiver Period will survive the termination of this Side Letter and will continue in full force and effect. Certares acknowledges and agrees, on its own behalf and each other Certares Releasing Party, that the waivers set forth in Sections 1(i) and 2(i) shall automatically become unconditional and irrevocable in all respects at the Effective Time (if it occurs)

and that as of such time (if it occurs) Certares, on its own behalf and each other Certares Releasing Party, hereby unconditionally and irrevocably waives any rights it has or may have during the Waiver Period to rescind, annul, cancel, modify, amend or otherwise change the terms of such waivers.
7.   Entire Agreement.   This Side Letter the Merger Agreement, that certain voting agreement, dated as of the date hereof (the “Voting Agreement”), by and between Certares, Parent and the Company, and the Repurchase Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Nothing in this Side Letter, express or implied, is intended to or shall confer upon any person not a party to this Side Letter any right, benefit or remedy of any nature whatsoever under or by reason of this Side Letter.
8.   Assignment.   Neither this Side Letter nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto. Any attempted assignment in violation of this Section 8 shall be null and void ab initio. Subject to the preceding two sentences, this Side Letter will be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.
9.   Further Assurances.   Each party hereto agrees, from time to time, at the reasonable request of the other parties hereto and without further consideration, to execute and deliver such additional consents, documents and other instruments and to take such further actions as are reasonably requested to effectuate the matters covered by this Side Letter.
10.   Remedies/Specific Enforcement.   Each of the parties hereto agrees that this Side Letter is intended to be legally binding and specifically enforceable pursuant to its terms and that the other parties hereto would be irreparably harmed if any of the provisions of this Side Letter are not performed in accordance with its specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in the event of any breach or threatened breach by any party hereto of any covenant or obligation contained in this Side Letter, in addition to any other remedy to which the other parties hereto may be entitled (whether at law or in equity), the other parties hereto shall be entitled to injunctive relief to prevent breaches or threatened breaches of this Side Letter and to specifically enforce the terms and provisions hereof, and each party hereto hereby waives any defense in any action for specific performance or an injunction or other equitable relief, that a remedy at law would be adequate. Each party hereto further agrees that no party or any other person or entity shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this paragraph, and each party hereto irrevocably waives any right to require the obtaining, furnishing or posting of any such bond or similar instrument.
11.   Governing Law; Jurisdiction; Venue; Waiver of Jury Trial.   Sections 16 and 20 of the Voting Agreement are hereby incorporated herein by reference mutatis mutandis.
12.   Notices.   All notices, requests, claims, demands and other communications under this Side Letter shall be in writing and shall be deemed given (a) on the date of delivery if delivered personally or sent via e-mail (without any “bounceback” or other notice of nondelivery) or (b) on the first (1st) Business Day following the date of dispatch if sent by a nationally recognized overnight courier (providing proof of delivery), in each case to the parties hereto at the following addresses (or at such other address for a party as shall be specified by like notice):
If to the Company:
Liberty TripAdvisor Holdings, Inc.
12300 Liberty Boulevard
Englewood, CO 80112
Attention: Chief Legal Officer
E-Mail:
[Separately provided]

with a copy to (which shall not constitute notice):
O’Melveny & Myers L.L.P.
Two Embarcadero Center, 28th Floor
San Francisco, CA 94111
Attention: C. Brophy Christensen; Noah Kornblith
E-mail:
bchristensen@omm.com; nkornblith@omm.com

if to Parent, to:
Tripadvisor, Inc.
400 1st Avenue
Needham, MA 02494
Attention: Seth J. Kalvert
Email:
[Separately provided]

with a copy to (which shall not constitute notice):
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Michael J. Aiello; Matthew J. Gilroy
Email:
michael.aiello@weil.com; matthew.gilroy@weil.com

If to Certares:
Certares LTRIP LLC
c/o Certares Management LLC
350 Madison Avenue, 8th Floor
New York, NY 10017
Attention: Tom LaMacchia, Managing Director & General Counsel
E-Mail:
[Separately provided]

With a copy (which shall not constitute notice) to:
Simpson Thacher and Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Attention: Anthony Vernace; Adam Cromie
E-mail:
avernace@stblaw.com; adam.cromie@stblaw.com

or such other address, email address or facsimile number as such party may hereafter specify by like notice to the other parties hereto.
13.   Severability.   Whenever possible, each provision or portion of any provision of this Side Letter shall be interpreted in such manner as to be effective and valid under applicable Law. In the event that any provision of this Side Letter, or the application thereof, becomes or is declared by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of this Side Letter will continue in full force and effect and the application of such provision will be interpreted so as reasonably to effect the intent of the parties hereto. Upon such determination that any term or other provision is invalid, illegal, void or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Side Letter so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.
14.   Amendments; Waivers.   Any provision of this Side Letter may be modified, amended or waived if, and only if, such modification, amendment or waiver is in writing and signed (a) in the case of an amendment, by Parent, the Company and Certares, and (b) in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
15.   Counterparts.   The parties hereto may execute this Side Letter in one or more counterparts, including by facsimile or other electronic signature. All the counterparts will be construed together and will constitute one agreement. The exchange of copies of this Side Letter and of signature pages by facsimile or e-mail shall constitute effective execution and delivery of this Side Letter as to the parties hereto and may be used in lieu of the original agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or e-mail shall be deemed to be their original signatures for all purposes.
16.   Interpretation.   When a reference is made in this Side Letter to a Section, such reference shall be to a Section of this Side Letter unless otherwise indicated. The headings contained in this Side Letter are for reference purposes only and shall not affect in any way the meaning or interpretation of this Side Letter. Whenever the words “include”, “includes” or “including” are used in this Side Letter, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Side Letter shall refer to this Side Letter as a whole and not to any particular provision of this Side Letter. When this Side Letter contemplates a certain number of securities, as of a particular date, such number of securities shall be deemed to be appropriately adjusted to account for stock splits, dividends, recapitalizations, combinations of shares or other changes affecting such securities.
17.   Expenses.   In any action or suit at law or in equity to enforce this Side Letter or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive reimbursement for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred in such action or suit. Except as otherwise provided herein, all costs, fees and expenses incurred in connection with this Side Letter and the transactions contemplated hereby, whether or not consummated, shall be paid by the party incurring such cost or expense.
[Signature Page Follows]

If the foregoing is consistent with your understanding, please so indicate by your signature below, which will constitute the agreement of the parties hereto.
LIBERTY TRIPADVISOR HOLDINGS, INC.
By:
/s/ Renee L. Wilm

Name: Renee L. Wilm
Title:
Chief Legal Officer and Chief Administrative Officer

TRIPADVISOR, INC.
By:
/s/ Michael Noonan

Name: Michael Noonan
Title:
Chief Financial Officer

CERTARES LTRIP LLC
By:
Certares Management LLC, its manager

By:
/s/ Tom LaMacchia

Name: Tom LaMacchia
Title:
Managing Director & General Counsel

[Signature Page to Certares Side Letter]

Annex H
EXECUTION VERSION
Tripadvisor, Inc.
400 1st Avenue
Needham, MA 02494
December 18, 2024
Liberty Media Corporation
Liberty Citation, Inc.
Liberty Denver Arena LLC
Liberty Property Holdings, Inc.
Liberty TripAdvisor Holdings, Inc.
12300 Liberty Boulevard
Englewood, Colorado 80112
Ladies and Gentlemen:
Reference is made to (a) the Agreement and Plan of Merger, dated as of the date hereof (as amended from time to time, the “Merger Agreement”), by and among Tripadvisor, Inc., a Delaware corporation (“Parent”), Telluride Merger Sub Corp., a Delaware corporation and an indirect wholly owned Subsidiary of Parent (“Merger Sub”), and Liberty TripAdvisor Holdings, Inc., a Delaware corporation (the “Company”), pursuant to which, upon the terms and subject to the conditions set forth therein (i) Merger Sub will merge with and into the Company (the “Merger”, and the time at which the Merger shall become effective, the “Effective Time”), with the Company surviving the Merger, and (ii) immediately following the Merger, the Company, as the surviving corporation in the Merger and an indirect wholly owned Subsidiary of Parent, will merge with and into ParentSub LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of Parent (the “ParentSub LLC Merger”, and together with the Merger, the “Combination”), with ParentSub LLC surviving the ParentSub LLC Merger, (b) the Services Agreement, dated as of August 27, 2014, by and between Liberty Media Corporation, a Delaware corporation (“LMC”), and the Company, as amended by that certain First Amendment to Services Agreement, dated as of December 13, 2019 (collectively, the “Services Agreement”), (c) the Aircraft Time Sharing Agreement, dated as of November 6, 2015, by and between LMC and the Company (the “Aircraft Agreement No. 1”), (d) the Aircraft Time Sharing Agreement, dated as of March 28, 2016, by and among Liberty Citation, Inc., a wholly owned Subsidiary of LMC (“Liberty Citation”), Liberty Denver Arena LLC, a wholly owned Subsidiary of LMC (“Liberty Arena”), and the Company (the “Aircraft Agreement No. 2”), (e) the Aircraft Time Sharing Agreement, dated as of May 22, 2020, by and between LMC and the Company (the “Aircraft Agreement No. 3”, and together with the Aircraft Agreement No. 1 and the Aircraft Agreement No. 2, the “Aircraft Agreements” and each, an “Aircraft Agreement”) and (f) the Facilities Sharing Agreement, dated as of August 27, 2014, by and among Liberty Property Holdings, Inc., a Delaware corporation (“LPH”), LMC and the Company (the “Facilities Sharing Agreement”). Capitalized terms used and not defined herein have the meanings provided to such terms in the Merger Agreement.
In consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.   Services Agreement.   LMC and the Company each agree that effective upon the Effective Time (if it occurs), and notwithstanding Section 3.2 (Discontinuation of Select Services) and Section 3.3(a) (Termination) of the Services Agreement, the Services Agreement is terminated and will thereafter cease to be of any further force and effect, and, notwithstanding anything to the contrary contained therein, no party thereto will thereafter have any rights, claims or obligations thereunder; provided, however, that the terms and conditions of Article II and Article VI of the Services Agreement (in respect of the period ending immediately prior to the Effective Time) and the provisions of Section 7.15 of the Services Agreement shall survive any termination thereof pursuant to this Section 1.

2.   Reasonable Access.   If reasonably requested by Parent in connection with (a) any actions, suits, demands, arbitrations, litigations, mediations, claims, hearings, examinations, inquiries, notices of violation, investigations, proceedings, demand letters, settlements, or enforcement actions against Parent, the Company or any of its subsidiaries, (b) the satisfaction of Parent’s or the Company’s financial, legal or tax reporting obligations, (c) any request by, requirement of, or a dispute by Parent or the Company with, a governmental entity to the extent relating to the matters described in clause (a) or (b), or (d) the transition to Parent of the Services (as defined in the Services Agreement) provided to the Company by LMC ((a), (b), (c) and (d), collectively, the “Purpose”), LMC will, upon reasonable advance notice, make available to Parent, the Company and their respective representatives, during normal business hours, (i) copies of the relevant portions of the books and records (including work papers) and other information in the possession of LMC solely to the extent relating to the Company and (ii) the appropriate LMC personnel or representatives for the purpose of reasonable discussion and the fielding of reasonable questions solely to the extent relating to the Company, the Company’s receipt of the Services prior to the Effective Time or the Purpose, and, solely with respect to LMC’s obligations set forth in this clause (ii), such obligations shall only be in effect during the period of 24 months following the Effective Time; provided, however, that LMC shall not be required to make available (1) information or personnel (x) where the relevant disclosure would be reasonably likely to jeopardize the attorney-client privilege of LMC or any of its affiliates or contravene applicable law or contractual obligations (provided, that LMC and Parent will use commercially reasonable efforts to arrange for suitable alternative arrangements) or (y) in a manner that would unreasonably disrupt or interfere with LMC’s business or (2) any Protected Information or Privileged Information (each as defined in the Merger Agreement) except and only to the extent required by the Merger Agreement. None of Parent, the Company or their respective representatives shall use or disclose any information provided to or accessed by such persons pursuant to this Section 2 for any purpose other than the Purpose and each agrees that such information shall be subject to the limitations on use and disclosure contained in Section 6.22 of the Merger Agreement.
3.   Aircraft Agreements.   Each of LMC, Liberty Citation, Liberty Arena and the Company agrees, in respect of each Aircraft Agreement to which it is a party, that effective upon the date hereof, and notwithstanding the last sentence of Section 1 of such Aircraft Agreement, such Aircraft Agreement is terminated and will hereafter cease to be of any further force and effect, and, notwithstanding anything to the contrary contained therein, no party thereto will hereafter have any rights, claims or obligations thereunder; provided, however, that each Aircraft Agreement shall be reinstated with full force and effect if this letter agreement is terminated for any reason prior to the Effective Time; provided, further, that the provisions of Section 10 of the Aircraft Agreement No. 1 and the Aircraft Agreement No. 3 and Section 9 of the Aircraft Agreement No. 2 (in each case, in respect of the period ending on the date hereof) shall survive any termination thereof pursuant to this Section 3.
4.   Facilities Sharing Agreement.   LMC, LPH and the Company each agrees that effective upon the Effective Time (if it occurs), and notwithstanding the first bullet of Section 3(ii) of the Facilities Sharing Agreement, the Facilities Sharing Agreement is terminated and will thereafter cease to be of any further force and effect, and, notwithstanding anything to the contrary contained therein, no party thereto will thereafter have any rights, claims or obligations thereunder; provided, however, that the terms and conditions of Section 2 of the Facilities Sharing Agreement (in respect of the period ending immediately prior to the Effective Time) shall survive any termination thereof pursuant to this Section 4.
5.   Termination.   If the Merger Agreement is terminated in accordance with its terms without the closing of the Combination having occurred, effective upon such termination, this letter agreement shall automatically terminate and immediately cease to be of any further force and effect, and no party hereto will thereafter have any rights or obligations hereunder. This letter agreement may also be terminated by mutual consent of the parties hereto in a written instrument.
6.   Governing Law.   This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.
7.   Forum; Venue.   Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this letter agreement will be brought exclusively in the Delaware Chancery Courts, or, if the Delaware Chancery Courts do not have subject matter jurisdiction, in the state courts of the State of Delaware located in Wilmington, Delaware, or in the federal courts located in the State of Delaware. Each of the parties hereto hereby consents to personal jurisdiction in any such action, suit or proceeding brought in any such court (and of the appropriate appellate courts therefrom) and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Without limiting the foregoing, each party hereto agrees that service of process on such party as provided in Section 10 shall be deemed effective service of process on such party.
8.   Waiver of Jury Trial.   EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
9.   Remedies; Specific Enforcement.   The parties hereto acknowledge and agree that irreparable damage would occur in the event that any provision of this letter agreement were not to be performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this letter agreement and to enforce specifically the performance of terms and provisions of this letter agreement in any court referred to in Section 7 hereof without proof of actual damages (and each party hereto hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties hereto further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, or contrary to law, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.
10.   Notice.   Any notices or other communications required or permitted under, or otherwise in connection with this letter agreement, shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) upon transmission by electronic mail or facsimile transmission as evidenced by confirmation of transmission to the sender (but only if followed by transmittal of a copy thereof by (x) national overnight courier or (y) hand delivery with receipt, in each case, for delivery by the second (2nd) Business Day following such electronic mail or facsimile transmission), (c) on receipt after dispatch by registered or certified mail, postage prepaid and addressed, or (d) on the next Business Day if transmitted by national overnight courier, in each case as set forth to the parties as set forth below:
if to Parent, to:
Tripadvisor, Inc.
400 1st Avenue
Needham, MA 02494
Attention:
Seth J. Kalvert

Email:
skalvert@tripadvisor.com

with a copy to (which shall not constitute notice):
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention:
Michael J. Aiello; Matthew J. Gilroy

Email:
michael.aiello@weil.com; matthew.gilroy@weil.com

if to LMC, Liberty Citation, Liberty Arena, LPH or the Company, to:
Liberty Media Corporation
12300 Liberty Boulevard
Englewood, Colorado 80112
Attention:
Chief Legal Officer

Facsimile:
(720) 875-5401

with a copy to (which shall not constitute notice):
O’Melveny & Myers LLP
1301 6th Ave Suite 1700
New York, NY 10019
Attention:
C. Brophy Christensen
Noah K. Kornblith

Email:
bchristensen@omm.com
nkornblith@omm.com

or such other address, email address or facsimile number as such party may hereafter specify by like notice to the other parties hereto.
11.   Assignment.   Neither this letter agreement nor any of the rights or obligations under this letter agreement shall be assigned, in whole or in part, by any party without the prior written consent of the other parties hereto.
12.   Interpretation.   When a reference is made in this letter agreement to a Section, such reference shall be to a Section of this letter agreement unless otherwise indicated. The headings contained in this letter agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this letter agreement. Whenever the words “include”, “includes” or “including” are used in this letter agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this letter agreement shall refer to this letter agreement as a whole and not to any particular provision of this letter agreement.
13.   Amendments; Waivers.   Any provision of this letter agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (a) in the case of an amendment, by each of parties hereto, and (b) in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
14.   Severability.   Whenever possible, each provision or portion of any provision of this letter agreement shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this letter agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this letter agreement will continue in full force and effect and the application of such provision will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this letter agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
15.   Counterparts.   This letter agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.
[Signature Page Follows]

If the foregoing is consistent with your understanding, please so indicate by your signature below, which will constitute the agreement of the parties hereto.
TRIPADVISOR, INC.
By:
/s/ Michael Noonan

Name:
Michael Noonan

Title:
Chief Financial Officer

Accepted and Agreed:
LIBERTY MEDIA CORPORATION
By:
/s/ Renee L. Wilm

Name:
Renee L. Wilm

Title:
Chief Legal Officer and
Chief Administrative Officer

LIBERTY TRIPADVISOR HOLDINGS, INC.
By:
/s/ Renee L. Wilm

Name:
Renee L. Wilm

Title:
Chief Legal Officer and
Chief Administrative Officer

LIBERTY PROPERTY HOLDINGS, INC.
By:
/s/ Craig Troyer

Name:
Craig Troyer

Title:
Senior Vice President and
Assistant Secretary

[Signature Page Continues on Following Page]
[Signature Page to LMC Letter Agreement]

LIBERTY CITATION, INC.
By:
/s/ Craig Troyer

Name:
Craig Troyer

Title:
Senior Vice President and
Assistant Secretary

LIBERTY DENVER ARENA LLC
By:
/s/ Craig Troyer

Name:
Craig Troyer

Title:
Senior Vice President and
Assistant Secretary

[Signature Page to LMC Letter Agreement]